UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 - December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2018

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RVALTS-ANN-2-1218x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	25
MULTI-HEDGE STRATEGIES FUND	34
COMMODITIES STRATEGY FUND	55
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77
OTHER INFORMATION	78
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	79
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	83

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2018

economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500 (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.66%	(5.52%)	$ 1,000.00	$ 944.80	$ 8.14
Global Managed Futures Strategy Fund	1.71%	(5.42%)	1,000.00	945.80	8.39
Multi-Hedge Strategies Fund	1.94%	(0.13%)	1,000.00	998.70	9.77
Commodities Strategy Fund	1.74%	(22.51%)	1,000.00	774.90	7.78

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.66%	5.00%	$ 1,000.00	$ 1,016.84	$ 8.44
Global Managed Futures Strategy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Multi-Hedge Strategies Fund	1.94%	5.00%	1,000.00	1,015.43	9.86
Commodities Strategy Fund	1.74%	5.00%	1,000.00	1,016.43	8.84

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.16%.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2018, the Long Short Equity Fund returned -12.94%. The two benchmarks used by the Fund in the period, the HFRX Equity Hedge Index and the Morningstar Long/Short Equity Category Average, returned -9.42% and -6.19%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The start of 2018 was characterized by a low-volatility bull market with strong economic signals and strong corporate earnings. As the year progressed, the global economy began to show weakness with the Fed steadily raising rates, the implementation of new tariffs, uncertainty around Brexit, and even some disappointing fundamentals from high-flying technology leaders. The equity and credit markets significantly dropped in the fourth quarter, as Fed commentary seemed more hawkish than the market thought was warranted. After falling -13.5% in the fourth quarter, the S&P 500 Index returned -4.38% for the year.

On average for 2018, the Fund held about 161% of assets in long securities, and 105% short, for an average net-dollar exposure of 56%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 Index) averaged around 0.57 during the period. The long positions (on a standalone unlevered basis) averaged a return of -8.4%, compared to the Russell 3000 Index return of -5.3%. Short positions returned -1.6% on a stand-alone basis.

The year included poor performance across both longs and shorts—emanating from factor exposures as well as security selection. About -2.5% was the result of the net market exposure beyond a 30% market weighted internal benchmark. Most of the Fund’s volatility emanates from being long and short fundamental style tilts and sector exposures.

Sector positioning was a bright spot. For the year we estimate about +5.8% of attributable return to proper sector positioning, with the largest positive contributors being net longs in Healthcare, IT, and Utilities, and net shorts in Real Estate, Financials, and Chemicals/Materials.

For the full year the fundamental style tilts led to about -3.8% of attributable drag. Most of our style positioning led to small positive contributions—including positioning on higher free cash flow names, larger size names, better profitability names, and avoiding the highest growth names. However, a strong value style bias significantly detracted and led to the total negative contribution across all style factors.

Beyond the factor positioning, the Fund’s security-specific selection impact was a detractor for the year. Within a few industries, the Fund suffered from idiosyncratic trends that caused performance divergence that was less explained by broad fundamental characteristics. For example, within the industrials sector, the Fund held long positions within manufacturing and capital goods companies that had significant global exposure, while the short side held more U.S.-centric and service-oriented businesses. Those two groups diverged strongly in the midst

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

of the trade war and tariff talk escalation—causing losses from both longs and shorts. Additionally, shorts in a number of expensive IT Software and Consumer Discretionary names hurt the Fund, as those names generally met high sales growth expectations that were rewarded with very high multiples, while a number of long positions in hardware and semiconductor spaces were beaten down to multiples in the single digit range.

The valuation focused approach of this Fund’s strategy has been a detractor for a couple of years now. For context, the Russell 3000 Value benchmark underperformed the Russell 3000 Growth benchmark by more than -6% in 2018 and -23% for a two-year period. Over the last roughly 25 years since these two Russell style indices were launched, they have averaged approximately the same overall return with interim shorter-term deviations. However, a two-year style index deviation where Value underperforms by more than -20% is fairly rare–occurring in only 11% of the rolling two-year periods. It happened briefly after the 2008 Financial Crisis, and for a longer duration during the 1998-2000 Technology Bubble. In all those cases, the forward two years’ performance for the Value index showed a strong bounce back–averaging a +34% outperformance over the Growth index and no occurrences of continuing underperformance for another two years. Of course, this history may not be repeated, as markets and economies evolve and can differ cycle to cycle. But to some extent, investors favoring growth over value during uncertain times can be attributed to behavioral bias. The Fund’s proprietary implied risk premium measure (a forward-looking valuation metric) is showing a gap in valuation between cheaper and expensive names that has not been seen since the Technology Bubble. The situation looks a lot like past behavioral cycles that portend better years ahead for valuation-disciplined investors.

Positioning

At the start of the new fiscal period, the Fund’s estimated net beta remains close to 0.60. The Fund maintains its large factor bias towards cheaper valuation names, and also maintains a high free cash flow bias and profitability bias–both of which are styles that have historically helped protect against macro risk in the event of recession. Guggenheim’s proprietary recession probability indicator has risen this year—leading to somewhat elevated recession expectations for the next year or two—and thus a more cautious positioning with quality style characteristics. The Fund also remains biased against companies that have been experiencing strong asset growth—an area where valuation premiums looks stretched.

The largest sector net overweight exposures (greater than +10% excess) are in Healthcare Pharma/Equipment, Consumer Staples, IT, Transportation, and Energy Mid/Downstream. The largest net underweight exposures (less than -10%) exist in Commercial & Professional Services, Real Estate, Financials, and Chemical/Materials groups.

Our process aims to measure what the market is pricing in based on forward expectations—and the above tilts are dictated primarily by the disparities in those market-implied risk premiums—as well as risk balancing between the market and various sector/style tilts that tend to be correlated. The positions on the long side have a slightly more defensive nature than the short side, which is slightly offset by higher weight to longs versus shorts. Also, given the wide diversity of economically sensitive names on both sides, the Fund is not likely to have strong positive or negative exposure to a recession. The return sensitivity instead will come from any narrowing in the valuation gap between very high growth expensive names versus cheaper, slower growth, and quality names (as measured by cash flow and profitability).

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.1%
Exxon Mobil Corp.	0.9%
Chevron Corp.	0.9%
Archer-Daniels-Midland Co.	0.9%
Pfizer, Inc.	0.8%
Exelon Corp.	0.8%
Medtronic plc	0.8%
Alphabet, Inc. — Class C	0.7%
Cisco Systems, Inc.	0.7%
Genesee & Wyoming, Inc. — Class A	0.7%
Top Ten Total	8.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Long Short Equity Fund	(12.94%)	0.94%	5.45%
HFRX Equity Hedge Index	(9.42%)	(0.25%)	1.38%
S&P 500 Index	(4.38%)	8.49%	13.12%
Morningstar Long/Short Equity Category Average	(6.19%)	1.25%	5.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 96.2%

Consumer, Non-cyclical - 28.4%
Archer-Daniels-Midland Co.	6,073	$248,811
Pfizer, Inc.	5,516	240,773
Medtronic plc	2,510	228,310
McKesson Corp.	1,938	214,091
Amgen, Inc.	1,052	204,793
Tyson Foods, Inc. — Class A	3,628	193,735
Molson Coors Brewing Co. — Class B	3,391	190,439
Cardinal Health, Inc.	4,199	187,275
Anthem, Inc.	679	178,326
Procter & Gamble Co.	1,767	162,423
Baxter International, Inc.[1]	2,466	162,312
UnitedHealth Group, Inc.	640	159,437
Kimberly-Clark Corp.[1]	1,369	155,984
Post Holdings, Inc.*	1,719	153,215
Humana, Inc.	532	152,407
Abbott Laboratories	2,081	150,519
CVS Health Corp.	2,131	139,623
Performance Food Group Co.*	4,203	135,631
Mondelez International, Inc. — Class A	3,381	135,341
Thermo Fisher Scientific, Inc.	593	132,707
Premier, Inc. — Class A*	3,463	129,343
Western Union Co.	7,572	129,178
Central Garden & Pet Co. — Class A*	3,964	123,875
Sysco Corp.[1]	1,915	119,994
Merck & Company, Inc.	1,469	112,246
IQVIA Holdings, Inc.*,1	959	111,407
Hill-Rom Holdings, Inc.	1,241	109,891
IDEXX Laboratories, Inc.*	577	107,333
Bio-Rad Laboratories, Inc. — Class A*	424	98,461
Molina Healthcare, Inc.*	847	98,438
Kellogg Co.[1]	1,723	98,228
MEDNAX, Inc.*	2,889	95,337
Quest Diagnostics, Inc.[1]	1,142	95,094
PepsiCo, Inc.[1]	857	94,681
AbbVie, Inc.[1]	1,020	94,034
Flowers Foods, Inc.	4,917	90,817
Danaher Corp.[1]	866	89,302
Ingredion, Inc.	977	89,298
Johnson & Johnson[1]	671	86,593
Bruker Corp.	2,595	77,253
CoreLogic, Inc.*	2,290	76,532
Laboratory Corporation of America Holdings*,1	596	75,311
AMERCO	229	75,137
HCA Healthcare, Inc.[1]	593	73,799
Innoviva, Inc.*	4,132	72,104
McCormick & Company, Inc.[1]	516	71,848
Gilead Sciences, Inc.[1]	1,134	70,932
Bristol-Myers Squibb Co.[1]	1,348	70,069
Altria Group, Inc.[1]	1,418	70,035
Edwards Lifesciences Corp.*,1	438	67,088
US Foods Holding Corp.*	2,052	64,925
Universal Health Services, Inc. — Class B	539	62,826
Zoetis, Inc.[1]	731	62,530
Philip Morris International, Inc.[1]	932	62,220
Herbalife Nutrition Ltd.*	1,048	61,780
Kraft Heinz Co.[1]	1,435	61,762
Kroger Co.[1]	2,245	61,738
ICU Medical, Inc.*	259	59,474
Biogen, Inc.*,1	196	58,980
Amedisys, Inc.*	493	57,735
Allergan plc[1]	431	57,607
Colgate-Palmolive Co.[1]	966	57,496
Teleflex, Inc.	222	57,383
Brown-Forman Corp. — Class B	1,206	57,382
Sabre Corp.	2,614	56,567
Hershey Co.[1]	526	56,377
Simply Good Foods Co.*	2,927	55,320
CONMED Corp.	843	54,121
Darling Ingredients, Inc.*	2,810	54,064
S&P Global, Inc.	316	53,701
Alexion Pharmaceuticals, Inc.*	548	53,353
Mylan N.V.*	1,946	53,320
Henry Schein, Inc.*	676	53,079
Ligand Pharmaceuticals, Inc. — Class B*	386	52,380
WellCare Health Plans, Inc.*,1	221	52,176
Estee Lauder Companies, Inc. — Class A	400	52,040
PRA Health Sciences, Inc.*	563	51,774
Quanta Services, Inc.	1,705	51,321
Vector Group Ltd.	5,228	50,868
Cardtronics plc — Class A*	1,862	48,412
Centene Corp.*	419	48,311
Pilgrim’s Pride Corp.*	3,092	47,957
JM Smucker Co.	505	47,213
Jazz Pharmaceuticals plc*	380	47,105
Catalent, Inc.*	1,502	46,832
Constellation Brands, Inc. — Class A1	287	46,155
Perrigo Company plc	877	33,984
Total Consumer, Non-cyclical		8,310,078

Industrial - 16.7%
Genesee & Wyoming, Inc. — Class A*	2,906	215,102
Union Pacific Corp.	1,456	201,263
FedEx Corp.	1,092	176,172
Kansas City Southern	1,828	174,483
Regal Beloit Corp.	2,240	156,912
Eaton Corporation plc	2,274	156,133
Cummins, Inc.	1,040	138,985
TE Connectivity Ltd.[1]	1,793	135,605
Norfolk Southern Corp.	884	132,193
Caterpillar, Inc.[1]	1,037	131,771
Parker-Hannifin Corp.	829	123,637
Arrow Electronics, Inc.*	1,709	117,835
Boise Cascade Co.	4,589	109,448
Avnet, Inc.	2,928	105,701
Landstar System, Inc.	1,035	99,018
CSX Corp.[1]	1,579	98,103
EMCOR Group, Inc.	1,566	93,475
AECOM*	3,500	92,750
AGCO Corp.	1,649	91,800
J.B. Hunt Transport Services, Inc.[1]	953	88,667

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Corning, Inc.[1]	2,886	$87,186
Gibraltar Industries, Inc.*	2,388	84,989
Expeditors International of Washington, Inc.[1]	1,199	81,640
Masco Corp.[1]	2,687	78,568
Jabil, Inc.	3,127	77,518
Louisiana-Pacific Corp.	3,265	72,548
Ryder System, Inc.	1,484	71,455
Snap-on, Inc.[1]	480	69,739
Tech Data Corp.*	846	69,211
United Parcel Service, Inc. — Class B1	671	65,443
Werner Enterprises, Inc.	2,213	65,372
Waters Corp.*,1	344	64,896
Greenbrier Companies, Inc.	1,582	62,552
Stericycle, Inc.*	1,690	62,006
Schneider National, Inc. — Class B	3,260	60,864
CH Robinson Worldwide, Inc.	723	60,797
Old Dominion Freight Line, Inc.	486	60,016
Heartland Express, Inc.	3,256	59,585
Trinseo S.A.	1,276	58,415
Textron, Inc.[1]	1,239	56,982
Sonoco Products Co.	1,060	56,318
Trinity Industries, Inc.	2,731	56,231
Johnson Controls International plc	1,892	56,098
Vishay Intertechnology, Inc.	3,108	55,975
Oshkosh Corp.	893	54,750
Saia, Inc.*	952	53,141
EnerSys	678	52,629
Gentex Corp.	2,601	52,566
Pentair plc	1,372	51,834
Knight-Swift Transportation Holdings, Inc.	2,067	51,820
Huntington Ingalls Industries, Inc.[1]	268	51,003
Spirit AeroSystems Holdings, Inc. — Class A	696	50,175
Packaging Corporation of America[1]	601	50,159
Rexnord Corp.*	2,168	49,756
Crane Co.	633	45,690
XPO Logistics, Inc.*	753	42,951
Belden, Inc.	1,025	42,814
Total Industrial		4,882,745

Financial - 10.0%
Senior Housing Properties Trust REIT	14,914	174,792
JPMorgan Chase & Co.	1,433	139,889
Medical Properties Trust, Inc. REIT	8,328	133,914
Apartment Investment & Management Co. — Class A REIT	2,972	130,411
Ventas, Inc. REIT	2,178	127,609
Visa, Inc. — Class A	887	117,031
Equity Commonwealth REIT	3,739	112,207
Hospitality Properties Trust REIT	4,648	110,994
State Street Corp.[1]	1,616	101,921
Park Hotels & Resorts, Inc. REIT	3,856	100,179
Host Hotels & Resorts, Inc. REIT[1]	5,435	90,601
Allstate Corp.[1]	1,092	90,232
Aflac, Inc.[1]	1,970	89,753
Hartford Financial Services Group, Inc.[1]	2,009	89,300
Omega Healthcare Investors, Inc. REIT	2,483	87,278
Weingarten Realty Investors REIT	3,517	87,257
Piedmont Office Realty Trust, Inc. — Class A REIT	4,824	82,201
Bank of New York Mellon Corp.[1]	1,746	82,184
EPR Properties REIT	1,232	78,885
Brixmor Property Group, Inc. REIT	5,040	74,038
Citigroup, Inc.[1]	1,281	66,689
Prudential Financial, Inc.[1]	814	66,382
Summit Hotel Properties, Inc. REIT	6,112	59,470
Franklin Resources, Inc.	1,978	58,667
CME Group, Inc. — Class A	306	57,565
Northern Trust Corp.[1]	685	57,259
Travelers Companies, Inc.[1]	475	56,881
Lazard Ltd. — Class A	1,520	56,103
Mastercard, Inc. — Class A1	285	53,765
Berkshire Hathaway, Inc. — Class B*,1	263	53,700
Principal Financial Group, Inc.[1]	1,171	51,723
Bank of America Corp.[1]	2,068	50,956
PNC Financial Services Group, Inc.	423	49,453
Ameriprise Financial, Inc.[1]	453	47,280
Chesapeake Lodging Trust REIT	1,916	46,655
Total Financial		2,933,224

Technology - 9.6%
Microsoft Corp.	1,927	195,725
Apple, Inc.	1,163	183,452
Intel Corp.	3,190	149,707
Citrix Systems, Inc.[1]	1,403	143,751
HP, Inc.	6,603	135,097
Amdocs Ltd.	2,156	126,299
DXC Technology Co.[1]	2,238	118,994
Fidelity National Information Services, Inc.	1,088	111,574
Cognizant Technology Solutions Corp. — Class A	1,620	102,838
QUALCOMM, Inc.[1]	1,803	102,609
Oracle Corp.[1]	2,209	99,736
Cirrus Logic, Inc.*	3,002	99,606
Skyworks Solutions, Inc.[1]	1,279	85,719
Leidos Holdings, Inc.[1]	1,531	80,714
Accenture plc — Class A1	570	80,376
Paychex, Inc.[1]	1,157	75,379
Texas Instruments, Inc.[1]	794	75,033
MAXIMUS, Inc.	1,104	71,859
j2 Global, Inc.	961	66,674
Analog Devices, Inc.[1]	763	65,488
Maxim Integrated Products, Inc.	1,209	61,478
Activision Blizzard, Inc.	1,310	61,007
NetApp, Inc.[1]	1,022	60,983
Seagate Technology plc[1]	1,552	59,892
Hewlett Packard Enterprise Co.	4,494	59,366
ON Semiconductor Corp.*,1	3,520	58,115
Take-Two Interactive Software, Inc.*	538	55,382
CDK Global, Inc.	1,136	54,392
International Business Machines Corp.	475	53,993
Broadridge Financial Solutions, Inc.[1]	544	52,360

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Western Digital Corp.[1]	1,284	$47,469
Total Technology		2,795,067

Consumer, Cyclical - 8.4%
Delta Air Lines, Inc.	3,495	174,400
BorgWarner, Inc.	3,394	117,907
Southwest Airlines Co.[1]	2,399	111,506
PACCAR, Inc.[1]	1,849	105,652
United Continental Holdings, Inc.*,1	1,257	105,249
Allison Transmission Holdings, Inc.	2,247	98,666
JetBlue Airways Corp.*	5,411	86,901
Lions Gate Entertainment Corp. — Class A	4,953	79,743
Nu Skin Enterprises, Inc. — Class A	1,279	78,441
Copa Holdings S.A. — Class A	978	76,978
Alaska Air Group, Inc.	1,252	76,184
PulteGroup, Inc.	2,694	70,017
American Airlines Group, Inc.[1]	2,080	66,789
Home Depot, Inc.[1]	381	65,463
Hyatt Hotels Corp. — Class A	922	62,327
Spirit Airlines, Inc.*	1,074	62,206
Meritor, Inc.*	3,574	60,436
Toll Brothers, Inc.	1,775	58,451
DR Horton, Inc.	1,654	57,327
NIKE, Inc. — Class B	763	56,569
Lowe’s Companies, Inc.	600	55,416
La-Z-Boy, Inc.	1,985	55,004
Lennar Corp. — Class A	1,391	54,458
General Motors Co.[1]	1,597	53,420
Walmart, Inc.[1]	571	53,189
TJX Companies, Inc.	1,179	52,749
KB Home	2,738	52,296
Lear Corp.[1]	422	51,847
TRI Pointe Group, Inc.*	4,713	51,513
Darden Restaurants, Inc.	512	51,128
Cinemark Holdings, Inc.	1,378	49,333
Best Buy Company, Inc.	930	49,253
Walgreens Boots Alliance, Inc.	700	47,831
Delphi Technologies plc	3,337	47,786
PVH Corp.	477	44,337
Total Consumer, Cyclical		2,440,772

Communications - 7.6%
Verizon Communications, Inc.	5,885	330,855
Alphabet, Inc. — Class C*	209	216,443
Cisco Systems, Inc.	4,965	215,133
Omnicom Group, Inc.	2,096	153,511
Facebook, Inc. — Class A*,1	1,005	131,745
InterDigital, Inc.	1,582	105,092
AMC Networks, Inc. — Class A*	1,689	92,692
Juniper Networks, Inc.[1]	3,442	92,624
Interpublic Group of Companies, Inc.	4,453	91,866
Amazon.com, Inc.*,1	57	85,612
F5 Networks, Inc.*,1	492	79,719
Telephone & Data Systems, Inc.	2,321	75,525
Scholastic Corp.	1,581	63,651
Shenandoah Telecommunications Co.	1,390	61,508
AT&T, Inc.[1]	2,085	59,506
Zayo Group Holdings, Inc.*	2,552	58,288
VeriSign, Inc.*	369	54,719
TEGNA, Inc.	4,962	53,937
Sirius XM Holdings, Inc.[2]	9,334	53,297
Walt Disney Co.[1]	438	48,027
News Corp. — Class A	4,132	46,898
Comcast Corp. — Class A1	1,376	46,853
Total Communications		2,217,501

Utilities - 7.2%
Exelon Corp.	5,158	232,626
Portland General Electric Co.	4,349	199,402
El Paso Electric Co.	3,758	188,388
National Fuel Gas Co.	3,578	183,122
UGI Corp.	3,167	168,959
OGE Energy Corp.	3,994	156,525
PNM Resources, Inc.	3,420	140,528
FirstEnergy Corp.[1]	3,217	120,798
AES Corp.[1]	7,550	109,173
Entergy Corp.[1]	1,127	97,001
NRG Energy, Inc.[1]	1,938	76,745
Ameren Corp.[1]	1,093	71,296
Consolidated Edison, Inc.[1]	915	69,961
Edison International	1,198	68,010
Black Hills Corp.	903	56,690
American Electric Power Company, Inc.[1]	751	56,130
PPL Corp.	1,960	55,527
Pinnacle West Capital Corp.	643	54,784
Total Utilities		2,105,665

Energy - 5.4%
Exxon Mobil Corp.	4,016	273,851
Chevron Corp.	2,470	268,711
Phillips 66	2,327	200,471
Occidental Petroleum Corp.	2,418	148,417
Valero Energy Corp.	1,868	140,044
ConocoPhillips[1]	1,529	95,333
ONEOK, Inc.[1]	1,390	74,990
Kinder Morgan, Inc.[1]	4,094	62,966
Williams Companies, Inc.[1]	2,657	58,587
Murphy USA, Inc.*	721	55,257
Delek US Holdings, Inc.	1,655	53,804
HollyFrontier Corp.[1]	999	51,069
PBF Energy, Inc. — Class A	1,537	50,214
Schlumberger Ltd.	1,212	43,729
Total Energy		1,577,443

Basic Materials - 2.9%
Westlake Chemical Corp.[1]	2,149	142,199
Cabot Corp.	2,798	120,146
Eastman Chemical Co.	1,488	108,788
Olin Corp.	4,571	91,923
LyondellBasell Industries N.V. — Class A1	1,014	84,324
International Paper Co.[1]	1,871	75,514
Domtar Corp.	1,517	53,292
Huntsman Corp.	2,757	53,182
Chemours Co.	1,845	52,066

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Celanese Corp. — Class A1	573	$51,553
Total Basic Materials		832,987

Total Common Stocks
(Cost $30,851,984)		28,095,482

MONEY MARKET FUND† - 1.1%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class 2.21%[3]	311,244	311,244
Total Money Market Fund
(Cost $311,244)		311,244

SECURITIES LENDING COLLATERAL†,4 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	35,921	35,921
Total Securities Lending Collateral
(Cost $35,921)		35,921

Total Investments - 97.4%
(Cost $31,199,149)		$28,442,647
Other Assets & Liabilities, net - 2.6%		767,918
Total Net Assets - 100.0%		$29,210,565

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[5]	2.80%	At Maturity	05/31/19	$18,822,614	$(2,190,654)
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[6]	(2.04%)	At Maturity	05/31/19	31,924,276	3,080,555

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[5]
Verizon Communications, Inc.	3,927	1.16%	$27,963
Pfizer, Inc.	3,680	0.84%	24,186
Exelon Corp.	3,178	0.75%	22,153
Procter & Gamble Co.	1,179	0.58%	20,607
Merck & Company, Inc.	980	0.40%	20,239
Cisco Systems, Inc.	3,312	0.76%	17,454
UGI Corp.	2,226	0.63%	17,371
Microsoft Corp.	1,286	0.69%	15,718
Portland General Electric Co.	2,682	0.65%	14,939
Amgen, Inc.	702	0.73%	14,166
Telephone & Data Systems, Inc.	1,548	0.27%	12,298
PNM Resources, Inc.	2,281	0.50%	12,066
Medtronic plc	1,674	0.81%	11,596
OGE Energy Corp.	2,665	0.55%	10,347
AES Corp.	5,037	0.39%	9,615
Shenandoah Telecommunications Co.	927	0.22%	8,765
Ameren Corp.	729	0.25%	8,364
Kimberly-Clark Corp.	913	0.55%	7,797
FirstEnergy Corp.	2,146	0.43%	7,505
Allison Transmission Holdings, Inc.	1,499	0.35%	6,376
Ventas, Inc.	1,453	0.45%	6,266
Innoviva, Inc.*	2,757	0.26%	6,152
Entergy Corp.	752	0.34%	6,127
American Electric Power Company, Inc.	501	0.20%	5,618
Hershey Co.	350	0.20%	5,343
McCormick & Company, Inc.	344	0.25%	5,230
Apartment Investment & Management Co. — Class A	1,983	0.46%	4,968
Pinnacle West Capital Corp.	429	0.19%	4,581
Spirit Airlines, Inc.*	717	0.22%	3,718
Black Hills Corp.	603	0.20%	3,096
WellCare Health Plans, Inc.*	147	0.18%	3,053
EnerSys	452	0.19%	2,947
Cardtronics plc — Class A*	1,242	0.17%	2,704
Herbalife Nutrition Ltd.*	699	0.22%	2,685
AbbVie, Inc.	680	0.33%	2,212
Juniper Networks, Inc.	2,296	0.33%	2,016
PepsiCo, Inc.	572	0.34%	2,013

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Johnson & Johnson	447	0.31%	$1,700
Edwards Lifesciences Corp.*	292	0.24%	1,407
Omega Healthcare Investors, Inc.	1,656	0.31%	1,261
Mastercard, Inc. — Class A	190	0.19%	1,203
Simply Good Foods Co.*	1,953	0.20%	1,151
Walt Disney Co.	292	0.17%	979
Visa, Inc. — Class A	592	0.41%	960
Thermo Fisher Scientific, Inc.	396	0.47%	957
Fidelity National Information Services, Inc.	726	0.40%	957
F5 Networks, Inc.*	328	0.28%	887
Central Garden & Pet Co. — Class A*	2,645	0.44%	836
Omnicom Group, Inc.	1,398	0.54%	807
TEGNA, Inc.	3,311	0.19%	764
ConocoPhillips	1,020	0.34%	721
Danaher Corp.	578	0.32%	706
Abbott Laboratories	1,388	0.53%	628
NRG Energy, Inc.	1,293	0.27%	627
Darling Ingredients, Inc.*	1,875	0.19%	622
Comcast Corp. — Class A	918	0.17%	586
Walmart, Inc.	381	0.19%	345
Lennar Corp. — Class A	928	0.19%	155
Teleflex, Inc.	148	0.20%	48
NIKE, Inc. — Class B	509	0.20%	46
Arcosa, Inc.	1	0.00%	(1)
Consolidated Edison, Inc.	610	0.25%	(35)
Corning, Inc.	1,925	0.31%	(107)
CME Group, Inc. — Class A	204	0.20%	(134)
Aflac, Inc.	1,315	0.32%	(322)
Lowe's Companies, Inc.	400	0.20%	(443)
Kroger Co.	1,498	0.22%	(609)
US Foods Holding Corp.*	1,369	0.23%	(818)
Berkshire Hathaway, Inc. — Class B*	175	0.19%	(1,055)
Medical Properties Trust, Inc.	5,557	0.47%	(1,071)
Amedisys, Inc.*	329	0.20%	(1,092)
Zoetis, Inc.	488	0.22%	(1,109)
United Continental Holdings, Inc.*	839	0.37%	(1,140)
Anthem, Inc.	453	0.63%	(1,320)
MAXIMUS, Inc.	736	0.25%	(1,328)
CDK Global, Inc.	758	0.19%	(1,535)
Maxim Integrated Products, Inc.	806	0.22%	(1,556)
UnitedHealth Group, Inc.	427	0.57%	(1,572)
Scholastic Corp.	1,054	0.23%	(1,608)
Waters Corp.*	230	0.23%	(1,704)

			Value and Unrealized Depreciation

S&P Global, Inc.	211	0.19%	(1,769)
AMERCO	153	0.27%	(1,879)
AMC Networks, Inc. — Class A*	1,127	0.33%	(1,895)
j2 Global, Inc.	641	0.24%	(1,967)
ICU Medical, Inc.*	173	0.21%	(1,979)
Bristol-Myers Squibb Co.	900	0.25%	(2,043)
Snap-on, Inc.	320	0.25%	(2,101)
Brown-Forman Corp. — Class B	804	0.20%	(2,173)
Sonoco Products Co.	707	0.20%	(2,190)
International Business Machines Corp.	316	0.19%	(2,233)
Alphabet, Inc. — Class C*	139	0.76%	(2,236)
Landstar System, Inc.	690	0.35%	(2,275)
Brixmor Property Group, Inc.	3,362	0.26%	(2,280)
Take-Two Interactive Software, Inc.*	359	0.20%	(2,316)
Performance Food Group Co.*	2,804	0.48%	(2,362)
Equity Commonwealth	2,494	0.40%	(2,367)
Genesee & Wyoming, Inc. — Class A*	1,939	0.76%	(2,429)
Toll Brothers, Inc.	1,184	0.21%	(2,446)
CONMED Corp.	563	0.19%	(2,550)
Henry Schein, Inc.*	451	0.19%	(2,621)
Colgate-Palmolive Co.	644	0.20%	(2,633)
Northern Trust Corp.	457	0.20%	(2,822)
Biogen, Inc.*	130	0.21%	(2,844)
HCA Healthcare, Inc.	396	0.26%	(2,880)
PPL Corp.	1,308	0.20%	(2,895)
PulteGroup, Inc.	1,797	0.25%	(2,903)
VeriSign, Inc.*	246	0.19%	(2,969)
Analog Devices, Inc.	509	0.23%	(2,986)
Travelers Companies, Inc.	316	0.20%	(3,146)
Estee Lauder Companies, Inc. — Class A	267	0.18%	(3,288)
CH Robinson Worldwide, Inc.	482	0.22%	(3,289)
Home Depot, Inc.	254	0.23%	(3,308)
Vishay Intertechnology, Inc.	2,073	0.20%	(3,337)
PRA Health Sciences, Inc.*	375	0.18%	(3,399)
Oracle Corp.	1,474	0.35%	(3,429)
Sirius XM Holdings, Inc.	6,228	0.19%	(3,468)
Hill-Rom Holdings, Inc.	828	0.39%	(3,608)
La-Z-Boy, Inc.	1,324	0.19%	(3,640)
Paychex, Inc.	772	0.27%	(3,736)
Heartland Express, Inc.	2,172	0.21%	(3,793)
Alaska Air Group, Inc.	835	0.27%	(3,880)
Cinemark Holdings, Inc.	919	0.17%	(3,941)
EPR Properties	822	0.28%	(3,951)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Franklin Resources, Inc.	1,320	0.21%	$(3,971)
Old Dominion Freight Line, Inc.	324	0.21%	(3,972)
Sabre Corp.	1,744	0.20%	(4,010)
Expeditors International of Washington, Inc.	800	0.29%	(4,039)
El Paso Electric Co.	2,507	0.67%	(4,055)
Gibraltar Industries, Inc.*	1,593	0.30%	(4,116)
Jabil, Inc.	2,086	0.27%	(4,176)
Universal Health Services, Inc. — Class B	359	0.22%	(4,180)
Murphy USA, Inc.*	481	0.20%	(4,558)
Darden Restaurants, Inc.	341	0.18%	(4,572)
IQVIA Holdings, Inc.*	640	0.39%	(4,574)
NetApp, Inc.	682	0.22%	(4,596)
Edison International	799	0.24%	(4,647)
Gentex Corp.	1,735	0.19%	(4,658)
CVS Health Corp.	1,422	0.49%	(4,709)
Mondelez International, Inc. — Class A	2,256	0.48%	(5,052)
Quanta Services, Inc.	1,137	0.18%	(5,081)
PNC Financial Services Group, Inc.	282	0.18%	(5,089)
Bruker Corp.	1,732	0.27%	(5,099)
Saia, Inc.*	635	0.19%	(5,163)
Activision Blizzard, Inc.	874	0.22%	(5,195)
United Parcel Service, Inc. — Class B	447	0.23%	(5,219)
Centene Corp.*	279	0.17%	(5,366)
Park Hotels & Resorts, Inc.	2,572	0.36%	(5,445)
Norfolk Southern Corp.	589	0.47%	(5,590)
Pentair plc	915	0.18%	(5,597)
Allergan plc	288	0.20%	(5,738)
Premier, Inc. — Class A*	2,311	0.46%	(5,811)
QUALCOMM, Inc.	1,203	0.36%	(5,828)
Hyatt Hotels Corp. — Class A	615	0.22%	(5,876)
Flowers Foods, Inc.	3,281	0.32%	(6,060)
Interpublic Group of Companies, Inc.	2,971	0.33%	(6,068)
Kinder Morgan, Inc.	2,732	0.22%	(6,334)
Ingredion, Inc.	651	0.32%	(6,375)
Walgreens Boots Alliance, Inc.	467	0.17%	(6,384)
Delek US Holdings, Inc.	1,104	0.19%	(6,389)
Huntington Ingalls Industries, Inc.	179	0.18%	(6,397)
Citrix Systems, Inc.	936	0.51%	(6,403)
JM Smucker Co.	336	0.17%	(6,503)
Chesapeake Lodging Trust	1,278	0.17%	(6,578)
Texas Instruments, Inc.	530	0.27%	(6,599)
Post Holdings, Inc.*	1,147	0.54%	(6,634)
Bank of New York Mellon Corp.	1,165	0.29%	(6,658)
Crane Co.	422	0.16%	(6,792)
Broadridge Financial Solutions, Inc.	363	0.19%	(6,994)
General Motors Co.	1,066	0.19%	(7,073)
Pilgrim's Pride Corp.*	2,063	0.17%	(7,134)
Tech Data Corp.*	564	0.25%	(7,139)
Oshkosh Corp.	596	0.19%	(7,221)
TRI Pointe Group, Inc.*	3,144	0.18%	(7,268)
Bank of America Corp.	1,379	0.18%	(7,279)
Gilead Sciences, Inc.	756	0.25%	(7,370)
Johnson Controls International plc	1,262	0.20%	(7,381)
Trinity Industries, Inc.	1,822	0.20%	(7,503)
Sysco Corp.	1,278	0.43%	(7,526)
Piedmont Office Realty Trust, Inc. — Class A	3,219	0.29%	(7,674)
Catalent, Inc.*	1,002	0.17%	(7,718)
Eaton Corporation plc	1,517	0.55%	(7,769)
Altria Group, Inc.	946	0.25%	(7,881)
Allstate Corp.	728	0.32%	(7,983)
Humana, Inc.	355	0.54%	(7,999)
Kansas City Southern	1,219	0.62%	(8,067)
Amazon.com, Inc.*	38	0.30%	(8,101)
TJX Companies, Inc.	786	0.19%	(8,183)
DR Horton, Inc.	1,104	0.20%	(8,212)
Schneider National, Inc. — Class B	2,175	0.22%	(8,287)
News Corp. — Class A	2,757	0.17%	(8,309)
Baxter International, Inc.	1,645	0.58%	(8,409)
J.B. Hunt Transport Services, Inc.	636	0.31%	(8,519)
Spirit AeroSystems Holdings, Inc. — Class A	464	0.18%	(8,574)
Intel Corp.	2,128	0.53%	(8,911)
Accenture plc — Class A	380	0.28%	(9,006)
Textron, Inc.	827	0.20%	(9,023)
Quest Diagnostics, Inc.	762	0.34%	(9,058)
Union Pacific Corp.	971	0.71%	(9,199)
AT&T, Inc.	1,391	0.21%	(9,230)
Rexnord Corp.*	1,446	0.18%	(9,234)
National Fuel Gas Co.	2,387	0.65%	(9,288)
InterDigital, Inc.	1,056	0.37%	(9,362)
KB Home	1,827	0.19%	(9,409)
Celanese Corp. — Class A	382	0.18%	(9,524)
Philip Morris International, Inc.	622	0.22%	(9,530)
Delta Air Lines, Inc.	2,332	0.62%	(9,591)
Schlumberger Ltd.	809	0.16%	(9,608)
ONEOK, Inc.	927	0.27%	(9,809)
Avnet, Inc.	1,954	0.37%	(9,811)
Hewlett Packard Enterprise Co.	2,998	0.21%	(9,811)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Hartford Financial Services Group, Inc.	1,341	0.32%	$(9,846)
Arrow Electronics, Inc.*	1,140	0.42%	(9,966)
CSX Corp.	1,053	0.35%	(10,021)
Constellation Brands, Inc. — Class A	191	0.16%	(10,089)
Stericycle, Inc.*	1,127	0.22%	(10,228)
Jazz Pharmaceuticals plc*	254	0.17%	(10,237)
Apple, Inc.	776	0.65%	(10,383)
Weingarten Realty Investors	2,346	0.31%	(10,397)
Western Union Co.	5,052	0.46%	(10,400)
Knight-Swift Transportation Holdings, Inc.	1,379	0.18%	(10,494)
Prudential Financial, Inc.	543	0.24%	(10,505)
Molina Healthcare, Inc.*	565	0.35%	(10,641)
Caterpillar, Inc.	692	0.47%	(10,650)
XPO Logistics, Inc.*	502	0.15%	(10,658)
Williams Companies, Inc.	1,772	0.21%	(10,858)
Domtar Corp.	1,012	0.19%	(10,861)
Packaging Corporation of America	401	0.18%	(11,114)
Meritor, Inc.*	2,385	0.21%	(11,205)
Regal Beloit Corp.	1,494	0.56%	(11,224)
Alexion Pharmaceuticals, Inc.*	366	0.19%	(11,372)
American Airlines Group, Inc.	1,388	0.24%	(11,418)
Werner Enterprises, Inc.	1,477	0.23%	(11,437)
Parker-Hannifin Corp.	553	0.44%	(11,473)
Leidos Holdings, Inc.	1,021	0.29%	(11,554)
JetBlue Airways Corp.*	3,610	0.31%	(11,623)
Louisiana-Pacific Corp.	2,178	0.26%	(11,800)
JPMorgan Chase & Co.	956	0.50%	(11,846)
AGCO Corp.	1,100	0.33%	(11,974)
Lazard Ltd. — Class A	1,014	0.20%	(11,980)
Lear Corp.	281	0.18%	(11,990)
Amdocs Ltd.	1,439	0.45%	(12,310)
Ameriprise Financial, Inc.	302	0.17%	(12,435)
Greenbrier Companies, Inc.	1,056	0.22%	(12,600)
Kraft Heinz Co.	957	0.22%	(12,895)
Principal Financial Group, Inc.	781	0.18%	(12,920)
Nu Skin Enterprises, Inc. — Class A	853	0.28%	(12,968)
Hospitality Properties Trust	3,101	0.39%	(13,015)
PACCAR, Inc.	1,233	0.37%	(13,124)
Kellogg Co.	1,149	0.35%	(13,130)
HollyFrontier Corp.	666	0.18%	(13,217)
PBF Energy, Inc. — Class A	1,026	0.18%	(13,517)
ON Semiconductor Corp.*	2,349	0.21%	(13,851)
PVH Corp.	318	0.16%	(14,139)
Perrigo Company plc	585	0.12%	(14,154)
Laboratory Corporation of America Holdings*	398	0.27%	(14,437)
Summit Hotel Properties, Inc.	4,078	0.21%	(14,467)
HP, Inc.	4,406	0.48%	(14,570)
Chevron Corp.	1,648	0.95%	(14,599)
IDEXX Laboratories, Inc.*	385	0.38%	(14,625)
Best Buy Company, Inc.	620	0.17%	(15,219)
Citigroup, Inc.	855	0.24%	(15,271)
EMCOR Group, Inc.	1,045	0.33%	(15,276)
Ryder System, Inc.	990	0.25%	(15,419)
Masco Corp.	1,792	0.28%	(15,466)
Mylan N.V.*	1,298	0.19%	(15,581)
International Paper Co.	1,248	0.27%	(15,843)
Cognizant Technology Solutions Corp. — Class A	1,081	0.36%	(15,919)
Archer-Daniels-Midland Co.	4,052	0.88%	(16,493)
Bio-Rad Laboratories, Inc. — Class A*	283	0.35%	(16,644)
Host Hotels & Resorts, Inc.	3,626	0.32%	(16,677)
Seagate Technology plc	1,035	0.21%	(16,712)
Southwest Airlines Co.	1,601	0.40%	(17,393)
Cirrus Logic, Inc.*	2,003	0.35%	(17,782)
AECOM*	2,335	0.33%	(17,914)
BorgWarner, Inc.	2,264	0.42%	(18,122)
Skyworks Solutions, Inc.	853	0.30%	(18,167)
Huntsman Corp.	1,839	0.19%	(18,573)
TE Connectivity Ltd.	1,196	0.48%	(19,141)
Zayo Group Holdings, Inc.*	1,703	0.21%	(19,507)
MEDNAX, Inc.*	1,928	0.34%	(19,625)
LyondellBasell Industries N.V. — Class A	677	0.30%	(19,721)
CoreLogic, Inc.*	1,528	0.27%	(20,184)
Cummins, Inc.	694	0.49%	(20,317)
Belden, Inc.	684	0.15%	(20,522)
Chemours Co.	1,231	0.18%	(21,206)
Ligand Pharmaceuticals, Inc. — Class B*	258	0.19%	(21,788)
Copa Holdings S.A. — Class A	652	0.27%	(21,993)
Vector Group Ltd.	3,489	0.18%	(23,186)
Occidental Petroleum Corp.	1,613	0.53%	(23,198)
Facebook, Inc. — Class A*	671	0.47%	(23,737)
State Street Corp.	1,078	0.36%	(24,156)
Lions Gate Entertainment Corp. — Class A	3,305	0.28%	(25,639)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Exxon Mobil Corp.	2,680	0.97%	$(26,067)
Molson Coors Brewing Co. — Class B	2,262	0.67%	(26,970)
Olin Corp.	3,050	0.33%	(27,135)
Trinseo S.A.	851	0.21%	(27,274)
Eastman Chemical Co.	993	0.39%	(27,312)
Valero Energy Corp.	1,247	0.50%	(28,091)
Westlake Chemical Corp.	1,434	0.50%	(28,471)
Cabot Corp.	1,867	0.43%	(29,894)
Western Digital Corp.	857	0.17%	(31,016)
DXC Technology Co.	1,493	0.42%	(35,049)
Delphi Technologies plc	2,227	0.17%	(35,915)
Phillips 66	1,553	0.71%	(35,951)
Boise Cascade Co.	3,062	0.39%	(36,544)
Cardinal Health, Inc.	3,651	0.87%	(40,267)
McKesson Corp.	1,820	1.07%	(43,155)
Senior Housing Properties Trust	9,951	0.62%	(43,504)
Tyson Foods, Inc. — Class A	2,420	0.69%	(47,886)
FedEx Corp.	729	0.62%	(53,204)
Total Custom Basket of Long Securities			(2,190,654)

CUSTOM BASKET OF SHORT SECURITIES[6]
Southern Copper Corp.	(7,915)	(0.75%)	111,249
Sensient Technologies Corp.	(5,106)	(0.88%)	96,384
Core Laboratories N.V.	(2,089)	(0.38%)	86,337
Equifax, Inc.	(2,112)	(0.61%)	81,064
WPX Energy, Inc.*	(9,881)	(0.35%)	79,258
Compass Minerals International, Inc.	(2,842)	(0.37%)	76,344
Texas Capital Bancshares, Inc.*	(1,576)	(0.25%)	65,833
Mobile Mini, Inc.	(5,414)	(0.54%)	63,474
First Horizon National Corp.	(11,133)	(0.46%)	60,013
Multi-Color Corp.	(1,992)	(0.22%)	57,099
National Oilwell Varco, Inc.	(3,343)	(0.27%)	53,905
ASGN, Inc.*	(3,280)	(0.56%)	51,736
Howard Hughes Corp.*	(1,690)	(0.52%)	49,897
Leggett & Platt, Inc.	(5,713)	(0.64%)	47,252
Sterling Bancorp	(5,925)	(0.31%)	47,030
PolyOne Corp.	(3,879)	(0.35%)	46,173
Healthcare Services Group, Inc.	(4,166)	(0.52%)	44,633
Eaton Vance Corp.	(3,483)	(0.38%)	43,659
Pinnacle Financial Partners, Inc.	(2,387)	(0.34%)	43,551
Corporate Office Properties Trust	(6,081)	(0.40%)	43,064
Allegheny Technologies, Inc.*	(7,692)	(0.52%)	42,531

			Value and Unrealized Appreciation

Goldman Sachs Group, Inc.	(559)	(0.29%)	42,353
Valley National Bancorp	(11,031)	(0.31%)	42,077
Polaris Industries, Inc.	(1,742)	(0.42%)	40,210
Royal Caribbean Cruises Ltd.	(1,981)	(0.61%)	37,580
Scotts Miracle-Gro Co. — Class A	(2,284)	(0.44%)	37,233
Associated Banc-Corp.	(4,544)	(0.28%)	36,472
Tetra Tech, Inc.	(5,033)	(0.82%)	36,122
Douglas Emmett, Inc.	(7,956)	(0.85%)	35,832
Invitation Homes, Inc.	(13,984)	(0.88%)	35,315
General Dynamics Corp.	(898)	(0.44%)	35,302
Guidewire Software, Inc.*	(1,737)	(0.44%)	35,207
KeyCorp	(5,485)	(0.25%)	35,008
Steven Madden Ltd.	(7,600)	(0.72%)	34,981
Paramount Group, Inc.	(13,268)	(0.52%)	34,422
Balchem Corp.	(4,199)	(1.03%)	34,167
Cimpress N.V.*	(853)	(0.28%)	33,265
Marriott International, Inc. — Class A	(1,217)	(0.41%)	31,982
Hanesbrands, Inc.	(6,092)	(0.24%)	31,854
Charles Schwab Corp.	(2,413)	(0.31%)	30,228
WR Grace & Co.	(4,981)	(1.01%)	29,379
Graphic Packaging Holding Co.	(11,262)	(0.38%)	27,989
Robert Half International, Inc.	(1,525)	(0.27%)	27,269
HB Fuller Co.	(3,923)	(0.52%)	26,774
Washington Federal, Inc.	(3,474)	(0.29%)	26,579
Huntington Bancshares, Inc.	(7,184)	(0.27%)	25,906
Vulcan Materials Co.	(917)	(0.28%)	25,555
Martin Marietta Materials, Inc.	(523)	(0.28%)	24,789
Commercial Metals Co.	(5,313)	(0.27%)	24,612
Albemarle Corp.	(969)	(0.23%)	24,554
LKQ Corp.*	(6,039)	(0.45%)	24,321
Pioneer Natural Resources Co.	(1,095)	(0.45%)	24,287
Signature Bank	(1,108)	(0.36%)	24,101
People's United Financial, Inc.	(6,053)	(0.27%)	23,692
Grand Canyon Education, Inc.*	(849)	(0.26%)	23,541
BB&T Corp.	(2,278)	(0.31%)	23,527
BancorpSouth Bank	(3,305)	(0.27%)	23,427
Choice Hotels International, Inc.	(2,745)	(0.62%)	23,235
First Republic Bank	(1,860)	(0.51%)	23,199
Netflix, Inc.*	(327)	(0.27%)	22,841
New York Community Bancorp, Inc.	(10,966)	(0.32%)	22,660
Old National Bancorp	(5,116)	(0.25%)	22,047

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Equinix, Inc.	(369)	(0.41%)	$21,837
Jacobs Engineering Group, Inc.	(1,331)	(0.24%)	21,634
Ulta Beauty, Inc.*	(510)	(0.39%)	21,488
Covanta Holding Corp.	(6,388)	(0.27%)	21,063
Whirlpool Corp.	(822)	(0.28%)	20,985
Xylem, Inc.	(3,141)	(0.66%)	20,597
Vornado Realty Trust	(2,038)	(0.40%)	20,300
Boston Properties, Inc.	(1,678)	(0.59%)	20,235
IBERIABANK Corp.	(1,583)	(0.32%)	18,625
Sotheby's*	(2,441)	(0.30%)	18,263
Washington Real Estate Investment Trust	(3,362)	(0.24%)	18,169
Wolverine World Wide, Inc.	(2,872)	(0.29%)	18,056
Ally Financial, Inc.	(4,336)	(0.31%)	17,813
Wabtec Corp.	(1,157)	(0.25%)	17,566
Palo Alto Networks, Inc.*	(544)	(0.32%)	17,543
Silgan Holdings, Inc.	(5,135)	(0.38%)	17,389
CarMax, Inc.*	(1,466)	(0.29%)	17,331
US Ecology, Inc.	(1,377)	(0.27%)	17,323
Roper Technologies, Inc.	(622)	(0.52%)	17,300
AMETEK, Inc.	(2,096)	(0.44%)	17,205
Adtalem Global Education, Inc.*	(1,666)	(0.25%)	16,847
Allegion plc	(1,899)	(0.47%)	16,846
American Homes 4 Rent — Class A	(6,968)	(0.43%)	16,842
Costco Wholesale Corp.	(607)	(0.39%)	16,691
PacWest Bancorp	(2,304)	(0.24%)	16,610
Harley-Davidson, Inc.	(2,311)	(0.25%)	16,407
Alexandria Real Estate Equities, Inc.	(1,568)	(0.57%)	15,860
Ross Stores, Inc.	(1,219)	(0.32%)	15,490
U.S. Bancorp	(1,791)	(0.26%)	15,442
RPM International, Inc.	(4,130)	(0.76%)	15,307
Sealed Air Corp.	(2,748)	(0.30%)	15,240
Markel Corp.*	(196)	(0.64%)	15,228
Empire State Realty Trust, Inc. — Class A	(12,016)	(0.54%)	15,134
Terreno Realty Corp.	(9,031)	(0.99%)	15,065
Crown Holdings, Inc.*	(2,040)	(0.27%)	14,900
Retail Opportunity Investments Corp.	(9,374)	(0.47%)	14,882
Viad Corp.	(1,897)	(0.30%)	14,782
IHS Markit Ltd.*	(5,516)	(0.83%)	14,752
Kilroy Realty Corp.	(3,112)	(0.61%)	14,486
Easterly Government Properties, Inc.	(6,831)	(0.34%)	14,087
Texas Roadhouse, Inc. — Class A	(3,134)	(0.59%)	13,918
Floor & Decor Holdings, Inc. — Class A*	(2,016)	(0.16%)	13,333
General Mills, Inc.	(2,114)	(0.26%)	13,035
Prologis, Inc.	(1,601)	(0.29%)	12,696
Cheesecake Factory, Inc.	(1,880)	(0.26%)	12,109
Omnicell, Inc.*	(1,376)	(0.26%)	11,956
Capitol Federal Financial, Inc.	(21,370)	(0.85%)	11,870
NewMarket Corp.	(1,093)	(1.41%)	11,171
Bio-Techne Corp.	(594)	(0.27%)	11,109
Service Corporation International	(3,056)	(0.39%)	10,821
Haemonetics Corp.*	(905)	(0.28%)	10,715
Dunkin' Brands Group, Inc.	(1,389)	(0.28%)	10,087
Tyler Technologies, Inc.*	(616)	(0.36%)	9,683
South Jersey Industries, Inc.	(4,531)	(0.39%)	9,422
West Pharmaceutical Services, Inc.	(900)	(0.28%)	9,262
PPG Industries, Inc.	(999)	(0.32%)	8,989
Camden Property Trust	(1,792)	(0.49%)	8,986
Atmos Energy Corp.	(2,864)	(0.83%)	8,929
Intuit, Inc.	(571)	(0.35%)	8,783
Northrop Grumman Corp.	(352)	(0.27%)	8,648
Regency Centers Corp.	(1,490)	(0.27%)	8,440
Marsh & McLennan Companies, Inc.	(1,112)	(0.28%)	8,282
Liberty Property Trust	(4,683)	(0.61%)	8,100
Team, Inc.*	(5,590)	(0.26%)	8,058
Chemed Corp.	(313)	(0.28%)	7,942
Tractor Supply Co.	(1,123)	(0.29%)	7,869
Gentherm, Inc.*	(2,174)	(0.27%)	7,510
Fastenal Co.	(1,757)	(0.29%)	7,418
ABM Industries, Inc.	(3,197)	(0.32%)	7,408
Tesla, Inc.*	(473)	(0.49%)	7,248
Columbia Sportswear Co.	(1,056)	(0.28%)	7,211
GCP Applied Technologies, Inc.*	(3,617)	(0.28%)	7,108
Arthur J Gallagher & Co.	(2,059)	(0.48%)	7,084
MGM Resorts International	(3,736)	(0.28%)	6,869
Booking Holdings, Inc.*	(51)	(0.28%)	6,596
iRobot Corp.*	(1,053)	(0.28%)	6,536
Axalta Coating Systems Ltd.*	(3,858)	(0.28%)	5,962
Cannae Holdings, Inc.*	(7,856)	(0.42%)	5,862
Sempra Energy	(1,260)	(0.43%)	5,730
Hawaiian Electric Industries, Inc.	(7,143)	(0.82%)	5,555
Six Flags Entertainment Corp.	(1,693)	(0.30%)	5,532
Sherwin-Williams Co.	(251)	(0.31%)	5,362
AutoNation, Inc.*	(2,448)	(0.27%)	5,067
Becton Dickinson and Co.	(413)	(0.29%)	5,027
Air Products & Chemicals, Inc.	(993)	(0.50%)	4,972
Genuine Parts Co.	(1,763)	(0.53%)	4,860

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Everest Re Group Ltd.	(449)	(0.31%)	$4,779
TopBuild Corp.*	(1,919)	(0.27%)	4,565
Asbury Automotive Group, Inc.*	(1,423)	(0.30%)	4,491
Physicians Realty Trust	(10,104)	(0.51%)	4,387
Vail Resorts, Inc.	(370)	(0.24%)	4,339
Linde plc	(613)	(0.30%)	4,128
Domino's Pizza, Inc.	(364)	(0.28%)	4,122
Axis Capital Holdings Ltd.	(2,436)	(0.39%)	4,119
Pool Corp.	(1,275)	(0.59%)	3,760
Meredith Corp.	(3,379)	(0.55%)	3,333
Clorox Co.	(602)	(0.29%)	3,332
Boeing Co.	(184)	(0.19%)	3,137
Rexford Industrial Realty, Inc.	(7,553)	(0.70%)	3,050
Public Storage	(507)	(0.32%)	3,016
STORE Capital Corp.	(5,169)	(0.46%)	2,879
MSA Safety, Inc.	(1,261)	(0.37%)	2,727
Mettler-Toledo International, Inc.*	(164)	(0.29%)	2,669
McDonald's Corp.	(524)	(0.29%)	2,651
Healthcare Trust of America, Inc. — Class A	(8,368)	(0.66%)	2,555
Insulet Corp.*	(1,191)	(0.30%)	2,494
Berry Global Group, Inc.*	(2,022)	(0.30%)	2,398
Pegasystems, Inc.	(2,458)	(0.37%)	2,197
Cable One, Inc.	(111)	(0.29%)	1,542
AptarGroup, Inc.	(1,022)	(0.30%)	1,285
Republic Services, Inc. — Class A	(2,854)	(0.64%)	894
Hilton Worldwide Holdings, Inc.	(1,357)	(0.31%)	609
TransUnion	(1,538)	(0.27%)	488
CoStar Group, Inc.*	(498)	(0.53%)	203
Equity Residential	(2,352)	(0.49%)	157
NiSource, Inc.	(5,873)	(0.47%)	(93)
Alliant Energy Corp.	(3,584)	(0.47%)	(680)
AvalonBay Communities, Inc.	(929)	(0.51%)	(704)
Digital Realty Trust, Inc.	(1,429)	(0.48%)	(749)
Intercontinental Exchange, Inc.	(1,560)	(0.37%)	(909)
Crown Castle International Corp.	(1,345)	(0.46%)	(945)
salesforce.com, Inc.*	(1,652)	(0.71%)	(1,065)
National Retail Properties, Inc.	(2,957)	(0.45%)	(1,132)
SBA Communications Corp.*	(812)	(0.41%)	(1,187)
ServiceNow, Inc.*	(570)	(0.32%)	(1,260)
Royal Gold, Inc.	(2,582)	(0.69%)	(1,575)
Incyte Corp.*	(1,509)	(0.30%)	(1,685)
Federal Realty Investment Trust	(850)	(0.31%)	(2,040)
Waste Management, Inc.	(1,602)	(0.45%)	(2,492)
Wayfair, Inc. — Class A*	(1,037)	(0.29%)	(2,501)
Essex Property Trust, Inc.	(688)	(0.53%)	(3,204)
Glacier Bancorp, Inc.	(3,088)	(0.38%)	(3,718)
American Campus Communities, Inc.	(5,744)	(0.74%)	(4,104)
Deere & Co.	(958)	(0.45%)	(4,143)
MarketAxess Holdings, Inc.	(463)	(0.31%)	(4,327)
FireEye, Inc.*	(5,292)	(0.27%)	(4,374)
Alleghany Corp.	(217)	(0.42%)	(5,019)
Dominion Energy, Inc.	(1,591)	(0.36%)	(5,208)
White Mountains Insurance Group Ltd.	(253)	(0.68%)	(5,273)
TransDigm Group, Inc.*	(581)	(0.62%)	(5,876)
Ultimate Software Group, Inc.*	(479)	(0.37%)	(6,471)
Hormel Foods Corp.	(3,538)	(0.47%)	(6,805)
Monolithic Power Systems, Inc.	(1,279)	(0.47%)	(6,887)
Cintas Corp.	(837)	(0.44%)	(7,417)
Copart, Inc.*	(1,979)	(0.30%)	(7,549)
MSCI, Inc. — Class A	(752)	(0.35%)	(8,502)
Church & Dwight Company, Inc.	(1,467)	(0.30%)	(12,224)
Welltower, Inc.	(2,384)	(0.52%)	(14,793)
SPS Commerce, Inc.*	(1,039)	(0.27%)	(15,397)
Ecolab, Inc.	(1,387)	(0.64%)	(15,423)
UDR, Inc.	(3,693)	(0.46%)	(18,182)
American Tower Corp. — Class A	(1,042)	(0.52%)	(20,063)
HCP, Inc.	(5,567)	(0.49%)	(20,771)
Cornerstone OnDemand, Inc.*	(1,956)	(0.31%)	(21,416)
Workday, Inc. — Class A*	(885)	(0.44%)	(22,276)
Sun Communities, Inc.	(3,985)	(1.27%)	(23,253)
Eversource Energy	(3,176)	(0.65%)	(23,527)
RLI Corp.	(3,104)	(0.67%)	(24,076)
EastGroup Properties, Inc.	(2,794)	(0.80%)	(24,143)
American Water Works Company, Inc.	(2,932)	(0.83%)	(29,072)
Verisk Analytics, Inc. — Class A*	(2,254)	(0.77%)	(30,038)
Equity LifeStyle Properties, Inc.	(3,678)	(1.12%)	(31,058)
Realty Income Corp.	(4,418)	(0.87%)	(38,196)
Rollins, Inc.	(10,839)	(1.23%)	(46,960)
Exponent, Inc.	(7,525)	(1.20%)	(56,119)
Total Custom Basket of Short Securities			3,080,555

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2018.
[2]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[3]	Rate indicated is the 7-day yield as of December 31, 2018.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[6]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,095,482	$—	$—	$28,095,482
Money Market Fund	311,244		—	311,244
Securities Lending Collateral	35,921	—	—	35,921
Custom Basket Swap Agreements**	—	3,080,555	—	3,080,555
Total Assets	$28,442,647	$3,080,555	$—	$31,523,202

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$2,190,654	$—	$2,190,654

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $39,970 of securities loaned (cost $31,199,149)	$28,442,647
Cash	6,079
Unrealized appreciation on swap agreements	3,080,555
Receivables:
Dividends	52,989
Fund shares sold	9,109
Securities lending income	98
Total assets	31,591,477

Liabilities:
Unrealized depreciation on swap agreements	2,190,654
Payable for:
Return of securities lending collateral	42,000
Fund shares redeemed	29,999
Management fees	21,611
Swap settlement	19,534
Investor service fees	6,003
Transfer agent and administrative fees	2,401
Portfolio accounting fees	2,401
Trustees’ fees*	558
Miscellaneous	65,751
Total liabilities	2,380,912
Commitments and contingent liabilities (Note 13)	—
Net assets	$29,210,565

Net assets consist of:
Paid in capital	$32,884,252
Total distributable earnings (loss)	(3,673,687)
Net assets	$29,210,565
Capital shares outstanding	2,214,298
Net asset value per share	$13.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $250)	$729,607
Income from securities lending, net	4,336
Total investment income	733,943

Expenses:
Management fees	308,507
Investor service fees	85,696
Professional fees	47,119
Transfer agent and administrative fees	34,278
Portfolio accounting fees	34,278
Trustees’ fees*	9,515
Custodian fees	5,376
Miscellaneous	31,260
Total expenses	556,029
Net investment income	177,914

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,668,121
Swap agreements	(3,568,303)
Net realized loss	(1,900,182)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,123,268)
Swap agreements	1,909,970
Net change in unrealized appreciation (depreciation)	(3,213,298)
Net realized and unrealized loss	(5,113,480)
Net decrease in net assets resulting from operations	$(4,935,566)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$177,914	$(108,977)
Net realized gain (loss) on investments	(1,900,182)	5,663,923
Net change in unrealized appreciation (depreciation) on investments	(3,213,298)	(663,755)
Net increase (decrease) in net assets resulting from operations	(4,935,566)	4,891,191

Distributions to shareholders	(4,359,341)	(126,120)[1]

Capital share transactions:
Proceeds from sale of shares	10,995,300	10,449,559
Distributions reinvested	4,359,341	126,120
Cost of shares redeemed	(15,986,990)	(8,089,622)
Net increase (decrease) from capital share transactions	(632,349)	2,486,057
Net increase (decrease) in net assets	(9,927,256)	7,251,128

Net assets:
Beginning of year	39,137,821	31,886,693
End of year	$29,210,565	$39,137,821

Capital share activity:
Shares sold	675,872	649,140
Shares issued from reinvestment of distributions	306,996	7,922
Shares redeemed	(993,262)	(506,416)
Net increase (decrease) in shares	(10,394)	150,646

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$17.59	$15.37	$15.27	$15.08	$14.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.05)	.01	(.11)	(.09)
Net gain (loss) on investments (realized and unrealized)	(2.19)	2.33	.09	.30	.50
Total from investment operations	(2.11)	2.28	.10	.19	.41
Less distributions from:
Net investment income	—	(.06)	—	—	—
Net realized gains	(2.29)	—	—	—	—
Total distributions	(2.29)	(.06)	—	—	—
Net asset value, end of period	$13.19	$17.59	$15.37	$15.27	$15.08

Total Return[b]	(12.94%)	14.85%	0.65%	1.26%	2.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,211	$39,138	$31,887	$39,120	$30,041
Ratios to average net assets:
Net investment income (loss)	0.52%	(0.32%)	0.04%	(0.71%)	(0.63%)
Total expenses[c,e]	1.62%	1.78%	2.22%	2.28%	2.12%
Net expenses[d]	1.62%	1.78%	2.22%	2.28%	2.12%
Portfolio turnover rate	266%	258%	239%	244%	316%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers, as applicable.
[e]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the years ended December 31 would be:

2018	2017	2016	2015	2014
1.62%	1.61%	1.56%	1.51%	1.57%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2018, the Global Managed Futures Strategy Fund returned -9.14%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 1.87%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of the Guggenheim Strategy Funds and Guggenheim Ultra Short Duration Fund.

In addition to its benchmark, the Fund underperformed the SG CTA Index for the year, which posted a return of -5.84%. The Fund also underperformed the investment grade bond and U.S. equities markets.

As of period end, energy markets were the sole positive contributor to the Fund’s performance, while positions in currencies, commodities, fixed income, and equities detracted from returns. Positions in the DAX, Gasoline, Australian dollar, Australian 10-year bond and Coffee all contributed positively to the Fund’s return.

Entering the first quarter of 2019, the Fund is net short equities and commodities and long fixed income and the U.S. dollar.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	40.0%
Guggenheim Strategy Fund II	18.2%
Guggenheim Strategy Fund III	17.0%
Guggenheim Ultra Short Duration Fund	5.5%
Total	80.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	(9.14%)	(1.44%)	(3.27%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	0.63%	0.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

26 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 80.7%
Guggenheim Variable Insurance Strategy Fund III[1]	214,892	$5,318,567
Guggenheim Strategy Fund II1	97,136	2,410,909
Guggenheim Strategy Fund III[1]	91,124	2,258,972
Guggenheim Ultra Short Duration Fund[1,2]	72,944	726,522
Total Mutual Funds
(Cost $10,747,657)		10,714,970

	Face Amount

U.S. TREASURY BILLS†† - 11.2%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$1,492,000	1,491,441
Total U.S. Treasury Bills
(Cost $1,491,337)		1,491,441

REPURCHASE AGREEMENTS††,5 - 8.3%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	648,797	648,797
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	269,816	269,816
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	179,878	179,878
Total Repurchase Agreements
(Cost $1,098,491)		1,098,491

Total Investments - 100.2%
(Cost $13,337,485)		$13,304,902
Other Assets & Liabilities, net - (0.2)%		(23,509)
Total Net Assets - 100.0%		$13,281,393

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)*
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts††	23	Mar 2019	$2,156,766	$32,214
Euro - Bund Futures Contracts††	24	Mar 2019	4,507,941	27,410
Australian Government 3 Year Bond Futures Contracts††	66	Mar 2019	5,219,556	23,027
Euro - OATS Futures Contracts††	37	Mar 2019	6,408,331	19,306
Euro - Bobl Futures Contracts††	21	Mar 2019	3,196,322	15,859
U.S. Treasury Long Bond Futures Contracts	4	Mar 2019	584,500	10,687
Euro - Schatz Futures Contracts††	71	Mar 2019	9,109,511	7,508
Euro - 30 year Bond Futures Contracts††	1	Mar 2019	207,448	5,521
Euro - BTP Italian Government Bond Futures Contracts††	1	Mar 2019	146,809	530
U.S. Treasury 2 Year Note Futures Contracts	2	Mar 2019	424,531	37
			$31,961,715	$142,099
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	5	Jan 2019	$121,000	$11,096
Euro STOXX 50 Index Futures Contracts††	2	Mar 2019	68,753	1,757
CBOE Volatility Index Futures Contracts	7	Feb 2019	156,323	(18)
CAC 40 10 Euro Index Futures Contracts††	1	Jan 2019	54,274	(504)
Amsterdam Index Futures Contracts††	2	Jan 2019	223,921	(3,190)
Dow Jones Industrial Average Index Mini Futures Contracts	2	Mar 2019	233,100	(7,608)
			$857,371	$1,533
Currency Futures Contracts Purchased†
Mexican Peso Futures Contracts	5	Mar 2019	$125,775	$341
New Zealand Dollar Futures Contracts	4	Mar 2019	268,840	(2,388)
			$394,615	$(2,047)
Commodity Futures Contracts Purchased†
Live Cattle Futures Contracts	4	Feb 2019	$198,440	$1,263
Natural Gas Futures Contracts	3	Feb 2019	89,430	(31,748)
			$287,870	$(30,485)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)*
Commodity Futures Contracts Sold Short†
Coffee 'C' Futures Contracts	7	Mar 2019	$266,963	$46,524
Gasoline RBOB Futures Contracts	4	Feb 2019	220,886	18,100
Soybean Futures Contracts	7	Mar 2019	312,900	13,717
LME Primary Aluminum Futures Contracts	7	Feb 2019	321,344	12,042
Soybean Oil Futures Contracts	15	Mar 2019	250,560	11,904
NY Harbor ULSD Futures Contracts	1	Feb 2019	71,089	6,348
Low Sulphur Gas Oil Futures Contracts	3	Feb 2019	151,500	5,437
Cotton #2 Futures Contracts	5	Mar 2019	180,575	4,927
LME Zinc Futures Contracts	2	Feb 2019	123,775	4,881
Copper Futures Contracts	3	Mar 2019	198,000	4,591
Hard Red Winter Wheat Futures Contracts	5	Mar 2019	122,250	4,152
Soybean Meal Futures Contracts	7	Mar 2019	217,000	4,119
LME Nickel Futures Contracts	3	Feb 2019	191,781	2,183
WTI Crude Futures Contracts	1	Feb 2019	45,820	2,111
Wheat Futures Contracts	1	Mar 2019	25,150	397
Sugar #11 Futures Contracts	2	Mar 2019	26,970	270
Corn Futures Contracts	2	Mar 2019	37,425	19
Platinum Futures Contracts	2	Apr 2019	80,040	(181)
Lean Hogs Futures Contracts	2	Feb 2019	48,800	(276)
Cattle Feeder Futures Contracts	1	Mar 2019	73,287	(653)
Brent Crude Futures Contracts	1	Mar 2019	54,150	(2,062)
LME Lead Futures Contracts	3	Feb 2019	151,650	(3,403)
			$3,171,915	$135,147
Equity Futures Contracts Sold Short†
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2019	$332,720	$20,987
Tokyo Stock Price Index Futures Contracts††	1	Mar 2019	136,015	8,531
MSCI EAFE Index Mini Futures Contracts	2	Mar 2019	171,760	6,261
IBEX 35 Index Futures Contracts††	2	Jan 2019	194,538	5,402
DAX Index Futures Contracts††	1	Mar 2019	305,203	4,002
HSCEI Index Futures Contracts††	2	Jan 2019	127,735	3,928
S&P/TSX 60 IX Index Futures Contracts††	2	Mar 2019	250,714	2,693
OMX Stockholm 30 Index Futures Contracts††	3	Jan 2019	48,094	1,701
MSCI EAFE Index Mini Futures Contracts	1	Mar 2019	48,345	1,116
MSCI Taiwan Stock Index Futures Contracts††	1	Jan 2019	35,193	414
CBOE Volatility Index Futures Contracts	17	Jun 2019	349,350	271
CBOE Volatility Index Futures Contracts	11	May 2019	228,250	19
Russell 2000 Index Mini Futures Contracts	1	Mar 2019	67,480	(502)
SPI 200 Index Futures Contracts††	3	Mar 2019	294,259	(1,223)
FTSE/JSE TOP 40 Index Futures Contracts††	2	Mar 2019	65,704	(1,929)
			$2,655,360	$51,671
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	18	Mar 2019	$1,269,540	$23,695
Canadian Dollar Futures Contracts	7	Mar 2019	513,800	10,224
Euro FX Futures Contracts	4	Mar 2019	576,475	(3,194)
British Pound Futures Contracts	5	Mar 2019	399,781	(3,200)
Japanese Yen Futures Contracts	7	Mar 2019	802,988	(23,233)
Swiss Franc Futures Contracts	28	Mar 2019	3,585,400	(28,059)
			$7,147,984	$(23,767)
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts††	4	Mar 2019	$630,894	$(3,113)
Canadian Government 10 Year Bond Futures Contracts††	24	Mar 2019	2,407,774	(7,979)
U.S. Treasury 10 Year Note Futures Contracts	27	Mar 2019	3,295,266	(24,020)
U.S. Treasury 5 Year Note Futures Contracts	17	Mar 2019	1,949,289	(30,833)
			$8,283,223	$(65,945)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

*	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,714,970	$—	$—	$10,714,970
U.S. Treasury Bills	—	1,491,441	—	1,491,441
Repurchase Agreements	—	1,098,491	—	1,098,491
Interest Rate Futures Contracts*	10,724	131,375	—	142,099
Equity Futures Contracts*	39,750	28,428	—	68,178
Currency Futures Contracts*	34,260	—	—	34,260
Commodity Futures Contracts*	142,985	—	—	142,985
Total Assets	$10,942,689	$2,749,735	$—	$13,692,424

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts*	$54,853	$11,092	$—	$65,945
Equity Futures Contracts*	8,128	6,846	—	14,974
Currency Futures Contracts*	60,074	—	—	60,074
Commodity Futures Contracts*	38,323	—	—	38,323
Total Liabilities	$161,378	$17,938	$—	$179,316

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$3,349,880	$78,985	$(1,000,000)	$5,436	$(23,392)	$2,410,909	97,136	$77,567	$1,290
Guggenheim Strategy Fund III	1,627,129	651,747	—	—	(19,904)	2,258,972	91,124	51,433	85
Guggenheim Ultra Short Duration Fund*	1,786,058	45,948	(1,100,000)	1,626	(7,110)	726,522	72,944	45,428	527
Guggenheim Variable Insurance Strategy Fund III	5,897,587	198,889	(700,000)	1,309	(79,218)	5,318,567	214,892	196,543	2,521
	$12,660,654	$975,569	$(2,800,000)	$8,371	$(129,624)	$10,714,970		$370,971	$4,423

*	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $1,491,337)	$1,491,441
Investments in affiliated issuers, at value (cost $10,747,657)	10,714,970
Repurchase agreements, at value (cost $1,098,491)	1,098,491
Cash	6,073
Segregated cash with broker	4,534
Receivables:
Variation margin on futures contracts	36,391
Dividends	19,646
Fund shares sold	1,094
Interest	90
Total assets	13,372,730

Liabilities:
Payable for:
Securities purchased	20,472
Professional fees	17,953
Fund shares redeemed	17,023
Management fees	8,884
Investor service fees	2,648
Transfer agent and administrative fees	1,059
Portfolio accounting fees	1,059
Trustees’ fees*	272
Miscellaneous	21,967
Total liabilities	91,337
Commitments and contingent liabilities (Note 13)	—
Net assets	$13,281,393

Net assets consist of:
Paid in capital	$14,511,364
Total distributable earnings (loss)	(1,229,971)
Net assets	$13,281,393
Capital shares outstanding	856,907
Net asset value per share	$15.50

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$370,971
Interest	45,873
Total investment income	416,844

Expenses:
Management fees	137,970
Investor service fees	36,253
Professional fees	17,888
Transfer agent and administrative fees	14,501
Portfolio accounting fees	14,501
Trustees’ fees*	4,075
Custodian fees	2,161
Line of credit fees	2
Miscellaneous	21,382
Total expenses	248,733
Less:
Expenses waived by Adviser	(7,578)
Net expenses	241,155
Net investment income	175,689

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	8,371
Distributions received from affiliated investment company shares	4,423
Futures contracts	(1,343,845)
Foreign currency transactions	81
Net realized loss	(1,330,963)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	319
Investments in affiliated issuers	(129,624)
Futures contracts	(80,447)
Foreign currency translations	281
Net change in unrealized appreciation (depreciation)	(209,471)
Net realized and unrealized loss	(1,540,434)
Net decrease in net assets resulting from operations	$(1,364,745)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$175,689	$90,084
Net realized gain (loss) on investments	(1,330,963)	1,169,869
Net change in unrealized appreciation (depreciation) on investments	(209,471)	(18,544)
Net increase (decrease) in net assets resulting from operations	(1,364,745)	1,241,409

Distributions to shareholders	—	(224,098)[1]

Capital share transactions:
Proceeds from sale of shares	3,343,451	3,928,863
Distributions reinvested	—	224,098
Cost of shares redeemed	(3,488,782)	(5,160,335)
Net decrease from capital share transactions	(145,331)	(1,007,374)
Net increase (decrease) in net assets	(1,510,076)	9,937

Net assets:
Beginning of year	14,791,469	14,781,532
End of year	$13,281,393	$14,791,469

Capital share activity:
Shares sold	198,960	241,110
Shares issued from reinvestment of distributions	—	14,192
Shares redeemed	(209,139)	(316,195)
Net decrease in shares	(10,179)	(60,893)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$17.06	$15.93	$19.42	$20.89	$18.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.10	.06	(.07)	(.12)
Net gain (loss) on investments (realized and unrealized)	(1.76)	1.27	(2.88)	(.25)	2.41
Total from investment operations	(1.56)	1.37	(2.82)	(.32)	2.29
Less distributions from:
Net investment income	—	(.24)	(.67)	(.48)	—
Net realized gains	—	—	—	(.67)	—
Total distributions	—	(.24)	(.67)	(1.15)	—
Net asset value, end of period	$15.50	$17.06	$15.93	$19.42	$20.89

Total Return[b]	(9.14%)	8.71%	(14.77%)	(1.55%)	12.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,281	$14,791	$14,782	$17,536	$11,433
Ratios to average net assets:
Net investment income (loss)	1.21%	0.59%	0.32%	(0.35%)	(0.67%)
Total expenses[c]	1.72%	1.69%	1.69%	1.65%	1.67%
Net expenses[d]	1.66%	1.64%	1.62%	1.57%	1.60%
Portfolio turnover rate	8%	1%	39%	33%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2018 was the ninth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the year ended December 31, 2018, the Fund produced a return of -5.16% with annualized daily standard deviation of 5%. The Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 44% and -24%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned -6.72% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 74% with the S&P 500 in 2018.

Since the Fund changed its investment objective (starting August 1, 2009), it has outperformed the HFRX Global Hedge Fund Index by more than 13% (roughly 1.3% annualized), net of fees, while doing so with lower correlation to equity markets.

Two of the five hedge fund strategies used within the Fund contributed positively to gross Fund returns in 2018. Specifically, Equity Market Neutral and Merger Arbitrage strategies were positive contributors for the year. Global Macro and Long Short Equity strategies contributed negatively to performance for the period.

During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives contributed negatively to Fund performance for the year.

Guggenheim’s Ultra Short Duration and Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

Cumulative Fund Performance*,†

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.2%
Guggenheim Variable Insurance Strategy Fund III	10.2%
Guggenheim Strategy Fund III	10.2%
Aspen Insurance Holdings Ltd.	1.3%
ARRIS International plc	1.2%
Imperva, Inc.	1.2%
Dun & Bradstreet Corp.	1.2%
Navigators Group, Inc.	1.2%
USG Corp.	0.9%
Investment Technology Group, Inc.	0.7%
Top Ten Total	42.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	(5.16%)	0.86%	1.42%
S&P 500 Index	(4.38%)	8.49%	13.12%
HFRX Global Hedge Fund Index	(6.72%)	(0.59%)	1.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 24.8%

Financial - 5.2%
Aspen Insurance Holdings Ltd.[1]	12,696	$533,105
Navigators Group, Inc.	6,815	473,574
Investment Technology Group, Inc.	9,714	293,751
MB Financial, Inc.	6,417	254,306
Blue Hills Bancorp, Inc.[1]	11,040	235,594
Green Bancorp, Inc.[1]	8,402	144,010
Beneficial Bancorp, Inc.[1]	8,157	116,564
Genworth Financial, Inc. — Class A*	13,429	62,579
Total Financial		2,113,483

Communications - 4.8%
ARRIS International plc*,1	15,763	481,875
Imperva, Inc.*	8,565	476,985
Tribune Media Co. — Class A	6,316	286,620
Finisar Corp.*	12,989	280,563
Pandora Media, Inc.*	33,858	273,911
Sprint Corp.*,1	22,267	129,594
Total Communications		1,929,548

Technology - 4.4%
Dun & Bradstreet Corp.[1]	3,319	473,766
athenahealth, Inc.*	2,207	291,170
Integrated Device Technology, Inc.*,1	5,958	288,546
Red Hat, Inc.*,1	1,621	284,712
SendGrid, Inc.*,1	3,200	138,144
Hortonworks, Inc.*	7,938	114,466
ConvergeOne Holdings, Inc.	7,631	94,472
Engility Holdings, Inc.*	3,100	88,226
Total Technology		1,773,502

Consumer, Non-cyclical - 2.9%
NutriSystem, Inc.	6,542	287,063
Travelport Worldwide Ltd.	18,335	286,393
NxStage Medical, Inc.*,1	7,583	217,025
LSC Communications, Inc.	30,085	210,595
Civitas Solutions, Inc.*	8,629	151,094
Cigna Corp.	1	189
CVS Health Corp.	1	52
Conagra Brands, Inc.	1	21
Total Consumer, Non-cyclical		1,152,432

Consumer, Cyclical - 2.7%
Bojangles’, Inc.*	18,146	291,788
Essendant, Inc.	23,042	289,868
Belmond Ltd. — Class A*	11,455	286,718
Nexeo Solutions, Inc.*	24,142	207,380
Total Consumer, Cyclical		1,075,754

Industrial - 2.4%
USG Corp.[1]	8,717	371,883
Esterline Technologies Corp.*,1	1,690	205,250
Electro Scientific Industries, Inc.*	6,650	199,234
L3 Technologies, Inc.	1,136	197,278
United Technologies Corp.	1	100
Total Industrial		973,745

Energy - 1.3%
EQGP Holdings, LP	9,523	189,984
TransMontaigne Partners, LP	4,640	188,291
WildHorse Resource Development Corp.*	10,900	153,799
Transocean Ltd.*	1	6
Total Energy		532,080

Utilities - 1.1%
Vectren Corp.	3,764	270,933
Connecticut Water Service, Inc.	2,577	172,324
SCANA Corp.	100	4,778
Total Utilities		448,035

Total Common Stocks
(Cost $10,380,693)		9,998,579

MUTUAL FUNDS† - 34.7%
Guggenheim Strategy Fund II2	230,344	5,717,144
Guggenheim Variable Insurance Strategy Fund III[2]	166,329	4,116,640
Guggenheim Strategy Fund III[2]	165,940	4,113,656
Guggenheim Ultra Short Duration Fund[2,10]	4,239	42,224
Total Mutual Funds
(Cost $14,106,533)		13,989,664

CLOSED-END FUNDS† - 8.5%
RMR Real Estate Income Fund	10,468	157,753
Herzfeld Caribbean Basin Fund, Inc.	31,804	154,567
Dividend and Income Fund	16,064	153,090
Eagle Growth & Income Opportunities Fund[3]	8,695	109,818
GDL Fund	8,256	75,707
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	4,506	46,772
Eaton Vance Municipal Income Trust	3,272	37,006
Eaton Vance Municipal Bond Fund	3,162	35,699
Boulder Growth & Income Fund, Inc.	3,188	33,251
Cushing Energy Income Fund	5,056	32,611
Brookfield Global Listed Infrastructure Income Fund, Inc.	3,187	32,284
Adams Natural Resources Fund, Inc.	2,172	31,646
General American Investors Company, Inc.	1,109	31,536
Neuberger Berman California Municipal Fund, Inc.	2,429	29,439
Franklin Universal Trust	4,474	28,410
Eaton Vance California Municipal Income Trust	2,530	28,007
Western Asset Emerging Markets Debt Fund, Inc.	2,241	27,542
Nuveen Connecticut Quality Municipal Income Fund	2,419	27,238
Pioneer Diversified High Income Trust	1,960	25,480
PGIM Global Short Duration High Yield Fund, Inc.	1,966	25,401

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen New Jersey Quality Municipal Income Fund	1,986	$25,302
PGIM Short Duration High Yield Fund, Inc.	1,937	25,239
First Trust Aberdeen Global Opportunity Income Fund	2,649	24,848
Neuberger Berman High Yield Strategies Fund, Inc.	2,500	24,175
Eaton Vance New York Municipal Income Trust	2,026	23,279
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,803	23,046
Nuveen Texas Quality Municipal Income Fund	1,859	23,033
Salient Midstream & MLP Fund	3,097	22,887
Aberdeen Asia-Pacific Income Fund, Inc.	5,846	22,624
Eaton Vance New Jersey Municipal Income Trust	1,940	21,709
Eaton Vance New York Municipal Bond Fund	1,963	21,594
Morgan Stanley Emerging Markets Debt Fund, Inc.	2,610	21,480
Western Asset Global High Income Fund, Inc.	2,556	21,138
AllianceBernstein Global High Income Fund, Inc.	1,997	21,029
First Trust High Income Long/Short Fund	1,562	20,743
Bancroft Fund Ltd.	1,113	20,729
Eaton Vance Massachusetts Municipal Income Trust	1,661	20,497
DTF Tax-Free Income, Inc.	1,654	20,476
Eaton Vance Limited Duration Income Fund	1,709	20,371
Nuveen Global High Income Fund	1,492	20,366
Morgan Stanley Asia-Pacific Fund, Inc.	1,228	20,201
Nuveen Credit Strategies Income Fund	2,704	20,010
First Trust Aberdeen Emerging Opportunity Fund	1,643	19,995
Mexico Fund, Inc.	1,495	19,794
Nuveen Arizona Quality Municipal Income Fund	1,667	19,787
Delaware Investments National Municipal Income Fund	1,618	19,270
Eaton Vance Ohio Municipal Bond Fund	1,694	19,227
Western Asset Inflation-Linked Opportunities & Income Fund[12]	1,879	19,072
Japan Smaller Capitalization Fund, Inc.	2,260	18,758
Western Asset High Income Opportunity Fund, Inc.	4,271	18,707
Western Asset High Income Fund II, Inc.	3,230	18,605
Central and Eastern Europe Fund, Inc.	844	18,551
Western Asset Inflation - Linked Securities & Income Fund[12]	1,740	18,427
Templeton Emerging Markets Income Fund	1,905	18,326
Pioneer High Income Trust	2,267	18,068
Credit Suisse Asset Management Income Fund, Inc.	6,505	18,019
Morgan Stanley China A Share Fund, Inc.	985	17,986
Aberdeen Total Dynamic Dividend Fund	2,478	17,866
Gabelli Healthcare & WellnessRx Trust	1,929	17,843
BlackRock Credit Allocation Income Trust	1,594	17,821
BlackRock Corporate High Yield Fund, Inc.	1,918	17,799
Aberdeen Japan Equity Fund, Inc.	2,742	17,796
CBRE Clarion Global Real Estate Income Fund	2,888	17,790
Ellsworth Growth and Income Fund Ltd.	2,067	17,757
Nuveen Real Asset Income and Growth Fund	1,301	17,733
Eaton Vance Floating-Rate Income Plus Fund	1,245	17,704
Nuveen AMT-Free Quality Municipal Income Fund	1,437	17,689
BlackRock Debt Strategies Fund, Inc.	1,792	17,508
India Fund, Inc.	865	17,508
Voya Asia Pacific High Dividend Equity Income Fund	2,051	17,495
Nuveen New Jersey Municipal Value Fund	1,418	17,441
Ivy High Income Opportunities Fund	1,437	17,431
Cushing MLP & Infrastructure Total Return Fund	2,029	17,307
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,721	17,278
Macquarie Global Infrastructure Total Return Fund, Inc.	918	17,268
Wells Fargo Income Opportunities Fund	2,382	17,222
Taiwan Fund, Inc.	1,128	17,100
BlackRock Resources & Commodities Strategy Trust	2,410	17,015
BlackRock Limited Duration Income Trust	1,270	16,980
Principal Real Estate Income Fund	1,017	16,821
Cohen & Steers REIT and Preferred Income Fund, Inc.	940	16,732
Adams Diversified Equity Fund, Inc.	1,318	16,633
Morgan Stanley India Investment Fund, Inc.	829	16,621
Ares Dynamic Credit Allocation Fund, Inc.	1,200	16,560
Voya Emerging Markets High Income Dividend Equity Fund	2,265	16,512
Aberdeen Global Dynamic Dividend Fund	1,936	16,475
Nuveen Multi-Market Income Fund	2,387	16,470
Swiss Helvetia Fund, Inc.	2,383	16,443
BlackRock Multi-Sector Income Trust	1,066	16,374
Nuveen Diversified Dividend & Income Fund	1,772	16,355
Duff & Phelps Global Utility Income Fund, Inc.	1,380	16,353
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,086	16,268
Tortoise Power and Energy Infrastructure Fund, Inc.	1,019	16,243
MFS Charter Income Trust	2,210	16,200
Neuberger Berman MLP Income Fund, Inc.	2,421	16,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen Massachusetts Quality Municipal Income Fund	1,378	$16,178
Templeton Dragon Fund, Inc.	943	16,031
Invesco High Income Trust II	1,276	15,988
Lazard World Dividend & Income Fund, Inc.	1,867	15,888
Barings Global Short Duration High Yield Fund	996	15,886
Source Capital, Inc.	488	15,884
BlackRock Enhanced Global Dividend Trust	1,695	15,882
Gabelli Global Utility & Income Trust	986	15,875
Brookfield Real Assets Income Fund, Inc.	829	15,809
European Equity Fund, Inc.	2,040	15,769
BlackRock Enhanced International Dividend Trust	3,148	15,677
Templeton Emerging Markets Fund/United States	1,187	15,668
Virtus Total Return Fund, Inc.	1,804	15,623
Nuveen Floating Rate Income Fund	1,681	15,516
Western Asset High Yield Defined Opportunity Fund, Inc.	1,157	15,214
Kayne Anderson Midstream/Energy Fund, Inc.	1,562	15,073
Korea Fund, Inc.	537	15,031
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,407	15,027
BlackRock Core Bond Trust	1,230	15,006
BlackRock Taxable Municipal Bond Trust	712	14,966
Putnam Municipal Opportunities Trust	1,326	14,891
Aberdeen Global Premier Properties Fund	2,966	14,771
LMP Capital and Income Fund, Inc.	1,378	14,717
Wells Fargo Multi-Sector Income Fund	1,312	14,550
Delaware Enhanced Global Dividend & Income Fund	1,667	14,503
John Hancock Investors Trust	1,021	14,417
Nuveen Preferred & Income Securities Fund	1,736	14,374
Mexico Equity & Income Fund, Inc.	1,414	14,281
Tri-Continental Corp.	605	14,230
Tortoise Pipeline & Energy Fund, Inc.	1,143	14,185
First Trust Intermediate Duration Preferred & Income Fund	715	14,157
Sprott Focus Trust, Inc.	2,433	14,111
MFS Multimarket Income Trust	2,736	14,008
First Trust Energy Infrastructure Fund	1,077	13,958
Putnam Master Intermediate Income Trust	3,283	13,953
Wells Fargo Global Dividend Opportunity Fund	3,006	13,948
China Fund, Inc.	824	13,917
First Trust New Opportunities MLP & Energy Fund	1,839	13,866
Tekla Healthcare Opportunities Fund	822	13,793
Neuberger Berman Real Estate Securities Income Fund, Inc.	3,309	13,732
AllianzGI Equity & Convertible Income Fund	739	13,701
Nuveen Real Estate Income Fund	1,608	13,604
Cohen & Steers Global Income Builder, Inc.	1,812	13,499
Cohen & Steers Closed-End Opportunity Fund, Inc.	1,213	13,452
Aberdeen Income Credit Strategies Fund	1,280	13,414
BlackRock Enhanced Equity Dividend Trust	1,715	13,326
Cohen & Steers Infrastructure Fund, Inc.	672	13,279
Dreyfus High Yield Strategies Fund	4,886	13,241
Royce Micro-Capital Trust, Inc.	1,754	13,015
Clough Global Dividend and Income Fund	1,296	12,973
Royce Value Trust, Inc.	1,098	12,956
ClearBridge Energy Midstream Opportunity Fund, Inc.	1,652	12,902
Tekla Healthcare Investors	717	12,870
Morgan Stanley Emerging Markets Fund, Inc.	798	12,856
Liberty All-Star Equity Fund	2,365	12,724
ClearBridge MLP & Midstream Total Return Fund, Inc.	1,630	12,714
Clough Global Opportunities Fund	1,544	12,707
Lazard Global Total Return and Income Fund, Inc.	922	12,558
Gabelli Dividend & Income Trust	683	12,499
BlackRock Enhanced Capital and Income Fund, Inc.	874	12,306
Cushing Renaissance Fund	897	12,047
Eaton Vance Tax-Advantaged Global Dividend Income Fund	883	11,956
New Germany Fund, Inc.	981	11,478
Advent Claymore Convertible Securities and Income Fund[11,17]	828	10,383
Total Closed-End Funds
(Cost $3,736,507)		3,442,046

	Face Amount

U.S. TREASURY BILLS†† - 22.9%
U.S. Treasury Bills
2.14% due 01/03/19[4,7]	$7,900,000	7,899,506
2.21% due 01/08/19[4,5]	1,318,000	1,317,506
Total U.S. Treasury Bills
(Cost $9,216,430)		9,217,012

REPURCHASE AGREEMENTS††,6 - 2.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[7]	615,743	615,743
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[7]	256,070	256,070
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[7]	170,713	170,713
Total Repurchase Agreements
(Cost $1,042,526)		1,042,526

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,8 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	58,327	$58,327
Total Securities Lending Collateral
(Cost $58,327)		58,327

Total Investments - 93.6%
(Cost $38,541,016)		$37,748,154

COMMON STOCKS SOLD SHORT† - (5.5%)

Utilities - 0.0%
Dominion Energy, Inc.	100	(7,146)

Energy - (0.3)%
Transocean Ltd.*	1	(7)
Chesapeake Energy Corp.*	57,880	(121,548)
Total Energy		(121,555)

Basic Materials - (0.3)%
Univar, Inc.*	7,363	(130,620)

Technology - (0.5)%
Lumentum Holdings, Inc.*	1	(42)
Science Applications International Corp.	1,300	(82,810)
Cloudera, Inc.*	10,359	(114,571)
Total Technology		(197,423)

Consumer, Non-cyclical - (0.7)%
Conagra Brands, Inc.	1	(21)
CVS Health Corp.	1	(66)
Cigna Corp.	1	(190)
Tivity Health, Inc.*	1,401	(34,759)
Quad/Graphics, Inc.	18,803	(231,653)
Total Consumer, Non-cyclical		(266,689)

Industrial - (0.7)%
II-VI, Inc.*	2,881	(93,517)
Harris Corp.	1,477	(198,878)
Total Industrial		(292,395)

Communications - (1.4)%
Twilio, Inc. — Class A*	1,600	(142,880)
T-Mobile US, Inc.*	2,285	(145,349)
Sirius XM Holdings, Inc.	48,756	(278,397)
Total Communications		(566,626)

Financial - (1.6)%
WSFS Financial Corp.	2,458	(93,183)
Veritex Holdings, Inc.*	6,638	(141,920)
Independent Bank Corp.	2,548	(179,150)
Fifth Third Bancorp	9,305	(218,947)
Total Financial		(633,200)

Total Common Stocks Sold Short
(Proceeds $2,697,591)		(2,215,654)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (8.5%)
SPDR S&P 500 ETF Trust	5	(1,250)
iShares Core U.S. Aggregate Bond ETF	35	(3,727)
iShares Russell 1000 Growth ETF	47	(6,153)
iShares MSCI South Korea ETF	172	(10,124)
Technology Select Sector SPDR Fund	340	(21,073)
Invesco QQQ Trust Series 1	253	(39,028)
iShares Russell 1000 Value ETF	353	(39,200)
Industrial Select Sector SPDR Fund	621	(39,998)
iShares MSCI United Kingdom ETF	1,373	(40,298)
iShares MSCI Emerging Markets ETF	1,105	(43,161)
iShares MSCI Australia ETF	2,397	(46,142)
iShares 20+ Year Treasury Bond ETF	410	(49,819)
VanEck Vectors Russia ETF	2,711	(50,831)
iShares China Large-Capital ETF	1,346	(52,602)
iShares MSCI Japan ETF	1,069	(54,188)
Consumer Discretionary Select Sector SPDR Fund	662	(65,545)
iShares MSCI Taiwan ETF	2,257	(71,366)
Materials Select Sector SPDR Fund	1,669	(84,318)
VanEck Vectors Gold Miners ETF	4,074	(85,921)
iShares TIPS Bond ETF	787	(86,184)
iShares MSCI Mexico ETF	2,159	(88,908)
Health Care Select Sector SPDR Fund	1,153	(99,746)
Financial Select Sector SPDR Fund	4,319	(102,878)
Consumer Staples Select Sector SPDR Fund	2,328	(118,216)
iShares MSCI EAFE ETF	2,419	(142,189)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,332	(150,276)
Utilities Select Sector SPDR Fund	3,012	(159,395)
Energy Select Sector SPDR Fund	3,377	(193,671)
iShares Russell 2000 Index ETF	1,604	(214,775)
iShares U.S. Real Estate ETF	3,804	(285,072)
SPDR Bloomberg Barclays High Yield Bond ETF	13,864	(465,692)
iShares 7-10 Year Treasury Bond ETF	5,104	(531,837)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,816,990)		(3,443,583)
Total Securities Sold Short - (14.0)%
(Proceeds $6,514,581)		$(5,659,237)
Other Assets & Liabilities, net - 20.4%		8,246,265
Total Net Assets - 100.0%		$40,335,182

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - Bund Futures Contracts††	40	Mar 2019	$7,513,235	$41,299
Euro - OATS Futures Contracts††	77	Mar 2019	13,336,255	41,294
Australian Government 10 Year Bond Futures Contracts††	17	Mar 2019	1,594,132	23,811
Euro - 30 year Bond Futures Contracts††	4	Mar 2019	829,793	10,868
U.S. Treasury Long Bond Futures Contracts	3	Mar 2019	438,375	4,003
Euro - BTP Italian Government Bond Futures Contracts††	2	Mar 2019	293,617	1,059
			$24,005,407	$122,334
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	21	Jan 2019	$508,200	$46,605
Euro STOXX 50 Index Futures Contracts††	10	Mar 2019	343,767	8,786
DAX Index Futures Contracts††	1	Mar 2019	305,203	8,278
FTSE 100 Index Futures Contracts††	4	Mar 2019	340,725	7,699
CBOE Volatility Index Futures Contracts	29	Feb 2019	647,624	(77)
			$2,145,519	$71,291
Commodity Futures Contracts Purchased†
Live Cattle Futures Contracts	7	Feb 2019	$347,270	$6,305
Natural Gas Futures Contracts	4	Feb 2019	119,240	(37,043)
			$466,510	$(30,738)
Currency Futures Contracts Purchased†
British Pound Futures Contracts	12	Mar 2019	$959,475	$6,996
New Zealand Dollar Futures Contracts	8	Mar 2019	537,680	(5,762)
Canadian Dollar Futures Contracts	33	Mar 2019	2,422,200	(45,709)
			$3,919,355	$(44,475)
Commodity Futures Contracts Sold Short†
Coffee 'C' Futures Contracts	5	Mar 2019	$190,688	$24,933
Low Sulphur Gas Oil Futures Contracts	4	Feb 2019	202,000	21,468
NY Harbor ULSD Futures Contracts	3	Feb 2019	213,268	19,044
Brent Crude Futures Contracts	3	Mar 2019	162,450	18,355
WTI Crude Futures Contracts	3	Feb 2019	137,460	16,612
Soybean Oil Futures Contracts	19	Mar 2019	317,376	15,042
Gasoline RBOB Futures Contracts	3	Feb 2019	165,665	13,575
Hard Red Winter Wheat Futures Contracts	8	Mar 2019	195,600	11,617
Soybean Futures Contracts	5	Mar 2019	223,500	9,798
Corn Futures Contracts	16	Mar 2019	299,400	7,326
LME Primary Aluminum Futures Contracts	4	Feb 2019	183,625	7,200
Soybean Meal Futures Contracts	10	Mar 2019	310,000	6,090
Cotton #2 Futures Contracts	3	Mar 2019	108,345	6,028
Wheat Futures Contracts	5	Mar 2019	125,750	4,041
Lean Hogs Futures Contracts	2	Feb 2019	48,800	3,296
Copper Futures Contracts	1	Mar 2019	66,000	3,246
LME Zinc Futures Contracts	1	Feb 2019	61,887	2,441
LME Nickel Futures Contracts	2	Feb 2019	127,854	1,173
Sugar #11 Futures Contracts	1	Mar 2019	13,485	400
LME Lead Futures Contracts	2	Feb 2019	101,100	(619)
Cattle Feeder Futures Contracts	3	Mar 2019	219,862	(1,959)
Silver Futures Contracts	1	Mar 2019	77,700	(4,234)
Cocoa Futures Contracts	2	Mar 2019	48,580	(6,166)
			$3,600,395	$178,707

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Sold Short†
Tokyo Stock Price Index Futures Contracts††	1	Mar 2019	$136,015	$8,945
OMX Stockholm 30 Index Futures Contracts††	6	Jan 2019	96,188	3,402
IBEX 35 Index Futures Contracts††	1	Jan 2019	97,269	2,701
CBOE Volatility Index Futures Contracts	72	Jun 2019	1,479,600	2,680
FTSE MIB Index Futures Contracts††	1	Mar 2019	105,222	2,333
Amsterdam Index Futures Contracts††	1	Jan 2019	111,961	1,579
S&P/TSX 60 IX Index Futures Contracts††	1	Mar 2019	125,357	1,347
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2019	108,547	851
CBOE Volatility Index Futures Contracts	47	May 2019	975,250	43
Russell 2000 Index Mini Futures Contracts	1	Mar 2019	67,480	(502)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	126,905	(666)
S&P 500 Index Mini Futures Contracts	1	Mar 2019	125,475	(682)
SPI 200 Index Futures Contracts††	2	Mar 2019	196,173	(816)
			$3,751,442	$21,215
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	8	Mar 2019	$564,240	$13,350
Euro FX Futures Contracts	1	Mar 2019	144,119	(40)
Japanese Yen Futures Contracts	4	Mar 2019	458,850	(4,178)
Swiss Franc Futures Contracts	57	Mar 2019	7,298,850	(55,388)
			$8,466,059	$(46,256)
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2019	$161,094	$(356)
Long Gilt Futures Contracts††	10	Mar 2019	1,577,236	(7,782)
U.S. Treasury 10 Year Note Futures Contracts	62	Mar 2019	7,566,906	(57,788)
Canadian Government 10 Year Bond Futures Contracts††	61	Mar 2019	6,119,759	(65,531)
			$15,424,995	$(131,457)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Portfolio Swap††
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[13]	2.80%	At Maturity	08/31/23	$13,637,756	$(1,108,764)
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[14]	2.80%	At Maturity	08/31/23	18,341,086	(2,746,635)
					$31,978,842	$(3,855,399)
OTC Portfolio Swap Sold Short††
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[15]	(1.99%)	At Maturity	08/31/23	$13,201,459	$1,729,830
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[16]	(2.04%)	At Maturity	08/31/23	15,259,403	2,095,690
					$28,460,862	$3,825,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF LONG SECURITIES[13]
American Tower Corp. — Class A	3,926	4.55%	$36,181
HCP, Inc.	14,416	2.95%	14,561
Equity LifeStyle Properties, Inc.	5,466	3.89%	2,446
Apartment Investment & Management Co. — Class A	13,872	4.46%	979
Equity Residential	9,356	4.53%	(1,616)
CyrusOne, Inc.	7,362	2.85%	(4,735)
Ventas, Inc.	6,527	2.80%	(5,006)
STORE Capital Corp.	14,015	2.91%	(5,728)
Sun Communities, Inc.	6,557	4.89%	(7,878)
Gaming and Leisure Properties, Inc.	11,929	2.83%	(13,023)
DR Horton, Inc.	8,142	2.07%	(16,891)
Liberty Property Trust	11,187	3.44%	(19,384)
Crown Castle International Corp.	5,239	4.17%	(25,962)
Hudson Pacific Properties, Inc.	12,798	2.73%	(27,095)
Boyd Gaming Corp.	8,352	1.27%	(27,496)
Las Vegas Sands Corp.	3,147	1.20%	(28,014)
JBG SMITH Properties	10,539	2.69%	(31,351)
Simon Property Group, Inc.	2,227	2.74%	(31,794)
Penn National Gaming, Inc.*	8,902	1.23%	(34,455)
Invitation Homes, Inc.	22,955	3.38%	(41,363)
Kilroy Realty Corp.	5,631	2.60%	(42,613)
Healthcare Trust of America, Inc. — Class A	22,451	4.17%	(53,906)
Rexford Industrial Realty, Inc.	18,477	3.99%	(55,370)
Sabra Health Care REIT, Inc.	21,278	2.57%	(58,437)
Regency Centers Corp.	8,808	3.79%	(60,704)
American Homes 4 Rent — Class A	28,970	4.22%	(61,360)
Apple Hospitality REIT, Inc.	21,603	2.26%	(71,944)
Sunstone Hotel Investors, Inc.	23,150	2.21%	(85,440)
MGM Growth Properties LLC — Class A	30,187	5.85%	(111,433)
Macerich Co.	8,560	2.72%	(113,128)
Equinix, Inc.	1,563	4.04%	(126,805)
Total Custom Basket of Long Securities			(1,108,764)

CUSTOM BASKET OF LONG SECURITIES[14]
Procter & Gamble Co.	830	0.42%	7,445
Shenandoah Telecommunications Co.	1,064	0.26%	6,797
Innoviva, Inc.*	3,026	0.29%	6,753
Pfizer, Inc.	3,116	0.74%	6,637
PNM Resources, Inc.	2,962	0.66%	6,339
Verizon Communications, Inc.	3,695	1.13%	6,286
OGE Energy Corp.	2,595	0.55%	6,210
Edison International	825	0.26%	6,030
AES Corp.	6,125	0.48%	5,819
Tech Data Corp.*	620	0.28%	5,671
Exelon Corp.	3,469	0.85%	5,219
Omnicom Group, Inc.	1,542	0.62%	4,896
Merck & Company, Inc.	584	0.24%	4,567
Telephone & Data Systems, Inc.	1,796	0.32%	4,490
Spirit Airlines, Inc.*	811	0.26%	4,206
Icad, Inc.*	5,848	0.12%	4,094
McCormick & Company, Inc.	423	0.32%	3,861
Pinnacle West Capital Corp.	486	0.23%	3,262
Herbalife Nutrition Ltd.*	799	0.26%	3,041
Entergy Corp.	875	0.41%	2,943
Hershey Co.	397	0.23%	2,644
Kimberly-Clark Corp.	1,060	0.66%	2,602
QUALCOMM, Inc.	1,092	0.34%	2,455
Edwards Lifesciences Corp.*	292	0.24%	1,871
Ameren Corp.	928	0.33%	1,858
AbbVie, Inc.	491	0.25%	1,597
Simply Good Foods Co.*	2,211	0.23%	1,304
Omega Healthcare Investors, Inc.	1,633	0.31%	1,243
Central Garden & Pet Co. — Class A*	2,994	0.51%	1,151
Abbott Laboratories	1,248	0.49%	1,092
NRG Energy, Inc.	1,392	0.30%	675
Apartment Investment & Management Co. — Class A	2,228	0.53%	203
Lennar Corp. — Class A	1,050	0.22%	176
Teleflex, Inc.	167	0.24%	56
NIKE, Inc. — Class B	576	0.23%	52
Arcosa, Inc.	1	0.00%	(2)
Waters Corp.*	221	0.23%	(183)
Danaher Corp.	544	0.31%	(228)
FirstEnergy Corp.	2,406	0.49%	(479)
PepsiCo, Inc.	418	0.25%	(496)
Lowe's Companies, Inc.	453	0.23%	(501)
Alphabet, Inc. — Class C*	41	0.23%	(667)
US Foods Holding Corp.*	1,675	0.29%	(675)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Copa Holdings S.A. — Class A	732	0.31%	$(900)
MAXIMUS, Inc.	787	0.28%	(944)
Aflac, Inc.	1,479	0.37%	(1,037)
Darling Ingredients, Inc.*	2,040	0.21%	(1,105)
Ventas, Inc.	1,830	0.58%	(1,117)
Medical Properties Trust, Inc.	6,206	0.54%	(1,196)
Amedisys, Inc.*	372	0.24%	(1,235)
Portland General Electric Co.	3,231	0.81%	(1,524)
UGI Corp.	2,380	0.69%	(1,666)
AMERCO	138	0.25%	(1,694)
CDK Global, Inc.	858	0.22%	(1,738)
Maxim Integrated Products, Inc.	900	0.25%	(1,738)
Consolidated Edison, Inc.	823	0.34%	(1,821)
Intel Corp.	1,611	0.41%	(1,892)
Bank of New York Mellon Corp.	419	0.11%	(2,129)
ICU Medical, Inc.*	196	0.25%	(2,243)
j2 Global, Inc.	733	0.28%	(2,249)
Brixmor Property Group, Inc.	3,337	0.27%	(2,263)
Zoetis, Inc.	460	0.21%	(2,328)
Brown-Forman Corp. — Class B	910	0.24%	(2,356)
Scholastic Corp.	1,162	0.26%	(2,400)
Sonoco Products Co.	789	0.23%	(2,407)
Flowers Foods, Inc.	3,644	0.37%	(2,582)
Take-Two Interactive Software, Inc.*	406	0.23%	(2,619)
TEGNA, Inc.	3,360	0.20%	(2,622)
Performance Food Group Co.*	3,179	0.56%	(2,624)
EnerSys	512	0.22%	(2,755)
CONMED Corp.	637	0.22%	(2,885)
General Motors Co.	1,206	0.22%	(2,886)
Analog Devices, Inc.	500	0.23%	(3,057)
Northern Trust Corp.	490	0.22%	(3,061)
PulteGroup, Inc.	2,231	0.32%	(3,190)
Franklin Resources, Inc.	1,720	0.28%	(3,427)
Facebook, Inc. — Class A*	305	0.22%	(3,555)
Amgen, Inc.	693	0.74%	(3,597)
CH Robinson Worldwide, Inc.	528	0.24%	(3,603)
Estee Lauder Companies, Inc. — Class A	302	0.21%	(3,711)
PRA Health Sciences, Inc.*	425	0.21%	(3,851)
Ingredion, Inc.	741	0.37%	(3,874)
Toll Brothers, Inc.	1,341	0.24%	(3,889)
Sirius XM Holdings, Inc.	7,050	0.22%	(3,949)
Travelers Companies, Inc.	353	0.23%	(4,081)
Fidelity National Information Services, Inc.	730	0.41%	(4,094)
Old Dominion Freight Line, Inc.	334	0.22%	(4,096)
Landstar System, Inc.	704	0.37%	(4,144)
Expeditors International of Washington, Inc.	822	0.31%	(4,150)
Heartland Express, Inc.	2,397	0.24%	(4,186)
Juniper Networks, Inc.	2,704	0.40%	(4,249)
Universal Health Services, Inc. — Class B	371	0.24%	(4,320)
UnitedHealth Group, Inc.	319	0.43%	(4,343)
United Continental Holdings, Inc.*	954	0.44%	(4,354)
Oracle Corp.	1,224	0.30%	(4,480)
HCA Healthcare, Inc.	430	0.29%	(4,487)
Colgate-Palmolive Co.	700	0.23%	(4,620)
United Parcel Service, Inc. — Class B	399	0.21%	(4,658)
Johnson Controls International plc	1,246	0.20%	(4,895)
Activision Blizzard, Inc.	825	0.21%	(4,904)
AGCO Corp.	1,213	0.37%	(4,975)
Visa, Inc. — Class A	333	0.24%	(4,978)
EPR Properties	837	0.29%	(5,014)
Murphy USA, Inc.*	544	0.23%	(5,052)
Hyatt Hotels Corp. — Class A	632	0.23%	(5,073)
Darden Restaurants, Inc.	386	0.21%	(5,246)
News Corp. — Class A	3,174	0.20%	(5,459)
Thermo Fisher Scientific, Inc.	369	0.45%	(5,665)
Equity Commonwealth	2,748	0.45%	(5,676)
Texas Instruments, Inc.	429	0.22%	(5,709)
Premier, Inc. — Class A*	2,313	0.47%	(5,817)
Gentex Corp.	1,966	0.22%	(5,857)
Corning, Inc.	1,896	0.31%	(5,889)
Pentair plc	1,037	0.21%	(5,904)
Saia, Inc.*	729	0.22%	(5,927)
Quanta Services, Inc.	1,371	0.22%	(5,995)
Centene Corp.*	316	0.20%	(6,079)
Hill-Rom Holdings, Inc.	815	0.39%	(6,145)
Anthem, Inc.	475	0.68%	(6,259)
Kinder Morgan, Inc.	2,705	0.23%	(6,268)
IQVIA Holdings, Inc.*	724	0.46%	(6,308)
Alaska Air Group, Inc.	967	0.32%	(6,350)
Oshkosh Corp.	708	0.24%	(6,354)
ONEOK, Inc.	933	0.27%	(6,382)
Mondelez International, Inc. — Class A	2,275	0.50%	(6,453)
Kroger Co.	1,689	0.25%	(6,521)
Piedmont Office Realty Trust, Inc. — Class A	3,499	0.33%	(6,552)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

JPMorgan Chase & Co.	395	0.21%	$(6,699)
Paychex, Inc.	839	0.30%	(6,712)
Citrix Systems, Inc.	971	0.54%	(6,745)
Pilgrim's Pride Corp.*	2,302	0.19%	(6,765)
Delek US Holdings, Inc.	1,175	0.21%	(6,799)
Cummins, Inc.	783	0.57%	(6,827)
Biogen, Inc.*	135	0.22%	(6,832)
Bristol-Myers Squibb Co.	824	0.23%	(7,062)
Medtronic plc	1,656	0.82%	(7,584)
Ryder System, Inc.	944	0.25%	(7,647)
ConocoPhillips	1,079	0.37%	(7,648)
Altria Group, Inc.	840	0.23%	(7,700)
Schneider National, Inc. — Class B	2,022	0.21%	(7,704)
TRI Pointe Group, Inc.*	3,560	0.21%	(8,041)
DR Horton, Inc.	1,250	0.24%	(8,079)
Gilead Sciences, Inc.	618	0.21%	(8,145)
American Airlines Group, Inc.	1,582	0.28%	(8,170)
Baxter International, Inc.	1,737	0.62%	(8,448)
WellCare Health Plans, Inc.*	167	0.21%	(8,507)
Textron, Inc.	781	0.20%	(8,520)
AMC Networks, Inc. — Class A*	1,236	0.37%	(8,568)
Accenture plc — Class A	306	0.24%	(8,586)
Post Holdings, Inc.*	1,357	0.66%	(8,626)
Spirit AeroSystems Holdings, Inc. — Class A	583	0.23%	(8,626)
Hartford Financial Services Group, Inc.	1,532	0.37%	(8,699)
Catalent, Inc.*	1,134	0.19%	(8,734)
Caterpillar, Inc.	682	0.47%	(8,744)
Arrow Electronics, Inc.*	1,077	0.40%	(8,921)
Interpublic Group of Companies, Inc.	3,277	0.37%	(8,937)
La-Z-Boy, Inc.	1,980	0.30%	(8,965)
Crane Co.	478	0.19%	(9,130)
Trinity Industries, Inc.	2,062	0.23%	(9,201)
J.B. Hunt Transport Services, Inc.	694	0.35%	(9,296)
Philip Morris International, Inc.	502	0.18%	(9,342)
Werner Enterprises, Inc.	1,349	0.22%	(9,398)
Sabre Corp.	2,187	0.26%	(9,611)
Bruker Corp.	1,974	0.32%	(9,674)
Principal Financial Group, Inc.	884	0.21%	(9,742)
Allison Transmission Holdings, Inc.	1,646	0.39%	(9,778)
Rexnord Corp.*	1,579	0.20%	(9,871)
Quest Diagnostics, Inc.	846	0.38%	(10,056)
Constellation Brands, Inc. — Class A	217	0.19%	(10,153)
Western Union Co.	5,488	0.51%	(10,177)
KB Home	2,068	0.22%	(10,183)
Prudential Financial, Inc.	614	0.27%	(10,254)
F5 Networks, Inc.*	385	0.34%	(10,371)
Amdocs Ltd.	1,548	0.49%	(10,378)
Hewlett Packard Enterprise Co.	3,125	0.23%	(10,467)
Jabil, Inc.	2,378	0.32%	(10,505)
Weingarten Realty Investors	2,301	0.31%	(10,533)
Celanese Corp. — Class A	432	0.21%	(10,751)
CSX Corp.	1,155	0.39%	(10,991)
Vishay Intertechnology, Inc.	2,347	0.23%	(11,045)
Snap-on, Inc.	352	0.28%	(11,328)
Jazz Pharmaceuticals plc*	287	0.19%	(11,567)
Stericycle, Inc.*	1,276	0.26%	(11,580)
Union Pacific Corp.	958	0.72%	(11,586)
Alexion Pharmaceuticals, Inc.*	365	0.19%	(11,683)
Meritor, Inc.*	2,652	0.24%	(11,718)
Packaging Corporation of America	454	0.21%	(11,814)
Lear Corp.	314	0.21%	(11,838)
Molina Healthcare, Inc.*	639	0.40%	(11,843)
Cisco Systems, Inc.	2,949	0.70%	(11,882)
ON Semiconductor Corp.*	2,750	0.25%	(11,986)
International Paper Co.	1,351	0.30%	(12,064)
Knight-Swift Transportation Holdings, Inc.	1,606	0.22%	(12,221)
XPO Logistics, Inc.*	582	0.18%	(12,357)
JetBlue Airways Corp.*	4,149	0.36%	(12,391)
Kansas City Southern	1,468	0.76%	(12,694)
National Fuel Gas Co.	2,958	0.83%	(12,867)
Williams Companies, Inc.	1,782	0.21%	(12,890)
Domtar Corp.	937	0.18%	(13,574)
Humana, Inc.	393	0.61%	(13,721)
Parker-Hannifin Corp.	585	0.48%	(13,733)
Eaton Corporation plc	1,642	0.61%	(13,785)
CVS Health Corp.	1,431	0.51%	(13,899)
IDEXX Laboratories, Inc.*	218	0.22%	(14,084)
Chevron Corp.	1,503	0.89%	(14,305)
InterDigital, Inc.	1,074	0.39%	(14,378)
Nu Skin Enterprises, Inc. — Class A	966	0.32%	(14,460)
Cardtronics plc — Class A*	1,641	0.23%	(14,463)
State Street Corp.	610	0.21%	(14,508)
Lazard Ltd. — Class A	1,296	0.26%	(14,512)
PACCAR, Inc.	1,299	0.40%	(14,563)
Seagate Technology plc	1,139	0.24%	(14,681)
Kraft Heinz Co.	1,078	0.25%	(14,698)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Louisiana-Pacific Corp.	2,466	0.30%	$(14,791)
Hospitality Properties Trust	3,002	0.39%	(14,906)
Sysco Corp.	1,418	0.48%	(14,909)
Best Buy Company, Inc.	645	0.19%	(14,992)
Broadridge Financial Solutions, Inc.	403	0.21%	(15,341)
Allergan plc	266	0.19%	(15,448)
Allstate Corp.	881	0.40%	(15,621)
Norfolk Southern Corp.	676	0.55%	(15,664)
PVH Corp.	360	0.18%	(15,831)
Summit Hotel Properties, Inc.	4,092	0.22%	(15,902)
HollyFrontier Corp.	747	0.21%	(16,083)
Laboratory Corporation of America Holdings*	447	0.31%	(16,214)
NetApp, Inc.	721	0.23%	(16,566)
Gibraltar Industries, Inc.*	1,748	0.34%	(16,653)
BorgWarner, Inc.	2,405	0.46%	(16,697)
Mylan N.V.*	1,478	0.22%	(17,092)
Vector Group Ltd.	3,863	0.20%	(17,144)
Cognizant Technology Solutions Corp. — Class A	1,168	0.40%	(17,331)
Molson Coors Brewing Co. — Class B	2,605	0.80%	(17,929)
Leidos Holdings, Inc.	1,100	0.32%	(18,028)
TE Connectivity Ltd.	1,277	0.53%	(18,058)
Masco Corp.	2,216	0.35%	(18,366)
Bio-Rad Laboratories, Inc. — Class A*	322	0.41%	(18,767)
AECOM*	2,671	0.39%	(18,860)
Host Hotels & Resorts, Inc.	3,964	0.36%	(18,900)
PBF Energy, Inc. — Class A	1,134	0.20%	(19,130)
Kellogg Co.	1,364	0.42%	(19,761)
Avnet, Inc.	1,964	0.39%	(19,901)
Delta Air Lines, Inc.	2,702	0.74%	(19,974)
HP, Inc.	4,793	0.53%	(20,097)
Huntsman Corp.	2,059	0.22%	(20,111)
Park Hotels & Resorts, Inc.	2,850	0.40%	(20,973)
Chemours Co.	1,394	0.21%	(21,275)
LyondellBasell Industries N.V. — Class A	737	0.33%	(21,396)
Western Digital Corp.	970	0.20%	(21,545)
MEDNAX, Inc.*	2,182	0.39%	(21,958)
Greenbrier Companies, Inc.	1,190	0.26%	(21,967)
Skyworks Solutions, Inc.	1,029	0.38%	(22,448)
Cirrus Logic, Inc.*	2,250	0.41%	(22,588)
Regal Beloit Corp.	1,654	0.63%	(22,675)
Lions Gate Entertainment Corp. — Class A	3,611	0.32%	(22,875)

			Value and Unrealized Appreciation (Depreciation)

Ligand Pharmaceuticals, Inc. — Class B*	292	0.22%	(24,019)
Tyson Foods, Inc. — Class A	2,671	0.78%	(24,050)
EMCOR Group, Inc.	1,211	0.39%	(24,133)
Zayo Group Holdings, Inc.*	2,171	0.27%	(24,973)
Genesee & Wyoming, Inc. — Class A*	2,169	0.88%	(25,986)
Southwest Airlines Co.	1,845	0.47%	(26,214)
Eastman Chemical Co.	1,104	0.44%	(26,408)
Belden, Inc.	872	0.20%	(26,553)
Cardinal Health, Inc.	3,636	0.88%	(26,618)
Exxon Mobil Corp.	2,223	0.83%	(26,938)
CoreLogic, Inc.*	1,623	0.30%	(27,724)
McKesson Corp.	1,673	1.01%	(27,735)
Westlake Chemical Corp.	1,619	0.58%	(28,364)
Trinseo S.A.	1,176	0.29%	(29,933)
El Paso Electric Co.	2,728	0.75%	(30,012)
Delphi Technologies plc	2,521	0.20%	(30,054)
Occidental Petroleum Corp.	1,683	0.56%	(30,988)
Cabot Corp.	2,073	0.49%	(31,640)
Olin Corp.	3,454	0.38%	(32,579)
Phillips 66	1,677	0.79%	(40,311)
Boise Cascade Co.	3,479	0.45%	(41,887)
Archer-Daniels-Midland Co.	4,514	1.01%	(42,023)
DXC Technology Co.	1,642	0.48%	(49,754)
Valero Energy Corp.	1,467	0.60%	(54,079)
FedEx Corp.	779	0.69%	(56,518)
Senior Housing Properties Trust	10,691	0.67%	(76,382)
Total Custom Basket of Long Securities			(2,746,635)

CUSTOM BASKET OF SHORT SECURITIES[15]
iShares U.S. Real Estate ETF	(59,293)	(33.66%)	459,321
Senior Housing Properties Trust	(43,206)	(3.84%)	308,291
Chesapeake Lodging Trust	(21,944)	(4.05%)	156,916
Washington Prime Group, Inc.	(47,282)	(1.74%)	135,437
Brandywine Realty Trust	(34,697)	(3.38%)	130,018
Hospitality Properties Trust	(19,625)	(3.55%)	98,483
Piedmont Office Realty Trust, Inc. — Class A	(32,410)	(4.18%)	76,931
Tanger Factory Outlet Centers, Inc.	(25,383)	(3.89%)	74,829
Kimco Realty Corp.	(27,355)	(3.04%)	64,210
Park Hotels & Resorts, Inc.	(12,687)	(2.50%)	50,094
VEREIT, Inc.	(61,013)	(3.30%)	37,834
STAG Industrial, Inc.	(14,847)	(2.80%)	35,596
Camden Property Trust	(5,359)	(3.57%)	26,538

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Mid-America Apartment Communities, Inc.	(3,920)	(2.84%)	$24,692
Omega Healthcare Investors, Inc.	(10,791)	(2.87%)	22,620
WP Carey, Inc.	(5,918)	(2.93%)	13,664
Public Storage	(1,841)	(2.82%)	13,140
Apollo Commercial Real Estate Finance, Inc.	(29,124)	(3.68%)	9,337
Marriott International, Inc. — Class A	(3,650)	(3.00%)	6,928
PS Business Parks, Inc.	(4,604)	(4.57%)	(3,952)
American Assets Trust, Inc.	(12,463)	(3.79%)	(11,097)
Total Custom Basket of Short Securities			1,729,830

CUSTOM BASKET OF SHORT SECURITIES[16]
Balchem Corp.	(1,954)	(1.00%)	62,663
ASGN, Inc.*	(1,690)	(0.60%)	52,713
Tetra Tech, Inc.	(2,539)	(0.86%)	45,191
Southern Copper Corp.	(3,447)	(0.70%)	43,095
Sensient Technologies Corp.	(2,483)	(0.91%)	40,003
Equifax, Inc.	(1,001)	(0.61%)	39,304
Compass Minerals International, Inc.	(1,579)	(0.43%)	32,723
National Oilwell Varco, Inc.	(1,619)	(0.27%)	32,491
Team, Inc.*	(3,635)	(0.35%)	31,328
Leggett & Platt, Inc.	(3,080)	(0.72%)	25,515
Howard Hughes Corp.*	(799)	(0.51%)	25,136
WPX Energy, Inc.*	(3,294)	(0.25%)	25,051
First Horizon National Corp.	(5,102)	(0.44%)	23,569
CoStar Group, Inc.*	(223)	(0.49%)	23,375
Texas Capital Bancshares, Inc.*	(711)	(0.24%)	23,215
HB Fuller Co.	(1,674)	(0.47%)	22,885
Goldman Sachs Group, Inc.	(353)	(0.39%)	22,755
Rollins, Inc.	(5,424)	(1.28%)	21,691
Tyler Technologies, Inc.*	(339)	(0.41%)	20,481
Retail Opportunity Investments Corp.	(5,498)	(0.57%)	20,405
Steven Madden Ltd.	(3,626)	(0.72%)	20,384
Core Laboratories N.V.	(834)	(0.33%)	20,070
PolyOne Corp.	(1,750)	(0.33%)	19,881
Invitation Homes, Inc.	(6,103)	(0.80%)	19,762
Multi-Color Corp.	(728)	(0.17%)	19,736
Scotts Miracle-Gro Co. — Class A	(1,201)	(0.48%)	19,568
Monolithic Power Systems, Inc.	(616)	(0.47%)	18,995
Allegheny Technologies, Inc.*	(3,425)	(0.49%)	18,306
Markel Corp.*	(107)	(0.73%)	18,270

			Value and Unrealized Appreciation

IHS Markit Ltd.*	(2,595)	(0.82%)	18,243
Pegasystems, Inc.	(1,221)	(0.38%)	18,041
Polaris Industries, Inc.	(786)	(0.39%)	18,009
Eaton Vance Corp.	(1,233)	(0.28%)	17,763
Wabtec Corp.	(523)	(0.24%)	17,536
Cintas Corp.	(384)	(0.42%)	17,426
Royal Caribbean Cruises Ltd.	(961)	(0.62%)	17,379
Vornado Realty Trust	(1,147)	(0.47%)	17,171
Pinnacle Financial Partners, Inc.	(928)	(0.28%)	17,122
RPM International, Inc.	(1,986)	(0.77%)	17,118
Sterling Bancorp	(2,722)	(0.29%)	17,024
Corporate Office Properties Trust	(2,135)	(0.29%)	16,736
General Dynamics Corp.	(459)	(0.47%)	15,755
Douglas Emmett, Inc.	(3,415)	(0.76%)	15,607
Equinix, Inc.	(190)	(0.44%)	15,554
First Republic Bank	(1,047)	(0.60%)	15,316
Valley National Bancorp	(4,776)	(0.28%)	15,140
Paramount Group, Inc.	(5,822)	(0.48%)	15,073
Healthcare Trust of America, Inc. — Class A	(4,577)	(0.76%)	14,921
Commercial Metals Co.	(2,654)	(0.28%)	14,809
RLI Corp.	(1,843)	(0.83%)	14,713
Associated Banc-Corp.	(1,964)	(0.25%)	14,510
Guidewire Software, Inc.*	(847)	(0.45%)	14,459
Robert Half International, Inc.	(696)	(0.26%)	14,422
Ultimate Software Group, Inc.*	(226)	(0.36%)	14,403
KeyCorp	(2,355)	(0.23%)	14,217
IBERIABANK Corp.	(657)	(0.28%)	14,184
Hanesbrands, Inc.	(2,749)	(0.23%)	14,127
Amazon.com, Inc.*	(40)	(0.39%)	13,759
Copart, Inc.*	(889)	(0.28%)	13,722
Boston Properties, Inc.	(826)	(0.61%)	13,709
Marriott International, Inc. — Class A	(661)	(0.47%)	13,324
Kilroy Realty Corp.	(1,303)	(0.54%)	13,215
Mobile Mini, Inc.	(1,163)	(0.24%)	13,027
Ulta Beauty, Inc.*	(277)	(0.44%)	12,883
Vail Resorts, Inc.	(167)	(0.23%)	12,849
Digital Realty Trust, Inc.	(737)	(0.51%)	12,744
Netflix, Inc.*	(148)	(0.26%)	12,545
TransUnion	(676)	(0.25%)	12,506
Terreno Realty Corp.	(3,917)	(0.90%)	12,383
Graphic Packaging Holding Co.	(5,081)	(0.35%)	12,264
Charles Schwab Corp.	(1,489)	(0.41%)	12,220
Huntington Bancshares, Inc.	(2,880)	(0.22%)	12,164
Covanta Holding Corp.	(2,800)	(0.25%)	11,844

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Pioneer Natural Resources Co.	(529)	(0.46%)	$11,731
Xylem, Inc.	(1,449)	(0.63%)	11,506
Verisk Analytics, Inc. — Class A*	(1,119)	(0.80%)	11,404
Costco Wholesale Corp.	(400)	(0.53%)	11,347
LKQ Corp.*	(2,794)	(0.43%)	11,252
MSCI, Inc. — Class A	(351)	(0.34%)	11,183
Albemarle Corp.	(438)	(0.22%)	11,099
Northrop Grumman Corp.	(166)	(0.27%)	10,758
South Jersey Industries, Inc.	(1,947)	(0.35%)	10,580
People's United Financial, Inc.	(2,731)	(0.26%)	10,251
Washington Federal, Inc.	(1,568)	(0.27%)	10,160
Old National Bancorp	(2,358)	(0.24%)	10,105
WR Grace & Co.	(2,364)	(1.01%)	10,103
Jacobs Engineering Group, Inc.	(620)	(0.24%)	10,077
Wolverine World Wide, Inc.	(1,377)	(0.29%)	9,925
Texas Roadhouse, Inc. — Class A	(1,402)	(0.55%)	9,851
Grand Canyon Education, Inc.*	(345)	(0.22%)	9,566
Choice Hotels International, Inc.	(1,087)	(0.51%)	9,429
AMETEK, Inc.	(1,072)	(0.48%)	9,423
SPS Commerce, Inc.*	(595)	(0.32%)	9,409
Roper Technologies, Inc.	(302)	(0.53%)	9,355
Alexandria Real Estate Equities, Inc.	(732)	(0.55%)	9,310
BB&T Corp.	(1,102)	(0.31%)	9,191
Fifth Third Bancorp	(1,567)	(0.24%)	9,017
Rexford Industrial Realty, Inc.	(2,988)	(0.58%)	8,984
White Mountains Insurance Group Ltd.	(127)	(0.71%)	8,903
U.S. Bancorp	(1,026)	(0.31%)	8,846
salesforce.com, Inc.*	(930)	(0.83%)	8,598
Axis Capital Holdings Ltd.	(1,445)	(0.49%)	8,540
Ross Stores, Inc.	(670)	(0.37%)	8,513
Sherwin-Williams Co.	(133)	(0.34%)	8,399
Cannae Holdings, Inc.*	(3,399)	(0.38%)	8,224
Sotheby's*	(1,101)	(0.29%)	7,895
Ally Financial, Inc.	(1,882)	(0.28%)	7,864
Palo Alto Networks, Inc.*	(248)	(0.31%)	7,860
Glacier Bancorp, Inc.	(1,316)	(0.34%)	7,800
Crown Holdings, Inc.*	(1,061)	(0.29%)	7,749
US Ecology, Inc.	(622)	(0.26%)	7,691
Silgan Holdings, Inc.	(2,317)	(0.36%)	7,669
CarMax, Inc.*	(662)	(0.27%)	7,609
Adtalem Global Education, Inc.*	(752)	(0.23%)	7,604
Allegion plc	(856)	(0.45%)	7,593
Harley-Davidson, Inc.	(1,043)	(0.23%)	7,404
American Homes 4 Rent — Class A	(3,031)	(0.39%)	7,279
Exponent, Inc.	(3,598)	(1.20%)	7,094
Camden Property Trust	(1,014)	(0.59%)	6,950
Sealed Air Corp.	(1,221)	(0.28%)	6,770
Incyte Corp.*	(681)	(0.28%)	6,684
Prologis, Inc.	(818)	(0.31%)	6,487
Viad Corp.	(856)	(0.28%)	6,471
EastGroup Properties, Inc.	(1,213)	(0.73%)	6,427
Floor & Decor Holdings, Inc. — Class A*	(910)	(0.15%)	6,395
Whirlpool Corp.	(371)	(0.26%)	6,283
Vulcan Materials Co.	(414)	(0.27%)	6,003
General Mills, Inc.	(954)	(0.24%)	5,883
Empire State Realty Trust, Inc. — Class A	(4,596)	(0.43%)	5,788
Martin Marietta Materials, Inc.	(236)	(0.27%)	5,764
Omnicell, Inc.*	(661)	(0.27%)	5,698
New York Community Bancorp, Inc.	(4,522)	(0.28%)	5,629
Cheesecake Factory, Inc.	(848)	(0.24%)	5,463
Haemonetics Corp.*	(408)	(0.27%)	5,415
Cornerstone OnDemand, Inc.*	(906)	(0.30%)	5,392
PPG Industries, Inc.	(585)	(0.39%)	5,356
Intuit, Inc.	(348)	(0.45%)	5,353
Signature Bank	(416)	(0.28%)	5,353
Booking Holdings, Inc.*	(23)	(0.26%)	5,308
Honeywell International, Inc.	(366)	(0.32%)	5,252
Bio-Techne Corp.	(268)	(0.25%)	5,013
Service Corporation International	(1,347)	(0.36%)	4,786
ServiceNow, Inc.*	(296)	(0.35%)	4,676
AptarGroup, Inc.	(424)	(0.26%)	4,646
Federal Realty Investment Trust	(381)	(0.29%)	4,586
MSA Safety, Inc.	(621)	(0.38%)	4,547
Marsh & McLennan Companies, Inc.	(606)	(0.32%)	4,514
Dunkin' Brands Group, Inc.	(600)	(0.25%)	4,358
AvalonBay Communities, Inc.	(468)	(0.53%)	4,324
Regency Centers Corp.	(759)	(0.29%)	4,242
West Pharmaceutical Services, Inc.	(406)	(0.26%)	4,177
Crown Castle International Corp.	(756)	(0.54%)	4,082
Capitol Federal Financial, Inc.	(9,082)	(0.76%)	3,996
Becton Dickinson and Co.	(323)	(0.48%)	3,933

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Chemed Corp.	(142)	(0.26%)	$3,600
Atmos Energy Corp.	(1,163)	(0.71%)	3,456
Tractor Supply Co.	(491)	(0.27%)	3,452
Healthcare Services Group, Inc.	(2,182)	(0.57%)	3,433
Gentherm, Inc.*	(981)	(0.26%)	3,389
Fastenal Co.	(794)	(0.27%)	3,352
Genuine Parts Co.	(977)	(0.61%)	3,257
GCP Applied Technologies, Inc.*	(1,632)	(0.26%)	3,207
Arthur J Gallagher & Co.	(927)	(0.45%)	3,189
MGM Resorts International	(1,686)	(0.27%)	3,100
Liberty Property Trust	(1,842)	(0.51%)	3,068
Boeing Co.	(175)	(0.37%)	2,983
iRobot Corp.*	(475)	(0.26%)	2,947
Sempra Energy	(653)	(0.46%)	2,908
Public Storage	(281)	(0.37%)	2,694
Axalta Coating Systems Ltd.*	(1,741)	(0.27%)	2,690
Six Flags Entertainment Corp.	(764)	(0.28%)	2,497
Hawaiian Electric Industries, Inc.	(3,070)	(0.74%)	2,388
AutoNation, Inc.*	(1,105)	(0.26%)	2,286
Ecolab, Inc.	(630)	(0.61%)	2,219
Air Products & Chemicals, Inc.	(534)	(0.56%)	2,133
Cable One, Inc.	(50)	(0.27%)	2,126
TopBuild Corp.*	(866)	(0.26%)	2,060
McDonald's Corp.	(395)	(0.46%)	1,998
3M Co.	(222)	(0.28%)	1,936
Asbury Automotive Group, Inc.*	(622)	(0.27%)	1,924
Equity Residential	(1,077)	(0.47%)	1,874
Republic Services, Inc. — Class A	(1,361)	(0.64%)	1,861
Domino's Pizza, Inc.	(164)	(0.27%)	1,857
Starbucks Corp.	(757)	(0.32%)	1,785
Linde plc	(277)	(0.28%)	1,778
Pool Corp.	(528)	(0.51%)	1,556
FireEye, Inc.*	(3,011)	(0.32%)	1,528
Physicians Realty Trust	(3,509)	(0.37%)	1,523
Everest Re Group Ltd.	(220)	(0.31%)	1,522
Clorox Co.	(272)	(0.27%)	1,507
Waste Management, Inc.	(758)	(0.44%)	1,448
TransDigm Group, Inc.*	(270)	(0.60%)	1,375
Alliant Energy Corp.	(1,517)	(0.42%)	1,311

			Value and Unrealized Appreciation (Depreciation)

Mettler-Toledo International, Inc.*	(74)	(0.27%)	1,207
STORE Capital Corp.	(2,155)	(0.40%)	1,200
Sun Communities, Inc.	(1,743)	(1.16%)	1,189
American Campus Communities, Inc.	(2,325)	(0.63%)	1,142
Insulet Corp.*	(537)	(0.28%)	1,123
Berry Global Group, Inc.*	(935)	(0.29%)	1,107
Intercontinental Exchange, Inc.	(730)	(0.36%)	785
UDR, Inc.	(2,050)	(0.53%)	724
Alleghany Corp.	(78)	(0.32%)	684
Hilton Worldwide Holdings, Inc.	(1,225)	(0.58%)	550
Aon plc	(276)	(0.26%)	513
Essex Property Trust, Inc.	(367)	(0.59%)	393
O'Reilly Automotive, Inc.*	(122)	(0.28%)	217
NiSource, Inc.	(2,735)	(0.45%)	(43)
Meredith Corp.	(1,536)	(0.52%)	(138)
National Retail Properties, Inc.	(1,064)	(0.34%)	(407)
ABM Industries, Inc.	(1,443)	(0.30%)	(445)
Dominion Energy, Inc.	(880)	(0.41%)	(607)
Equity LifeStyle Properties, Inc.	(1,634)	(1.04%)	(616)
Wayfair, Inc. — Class A*	(468)	(0.28%)	(1,129)
Hormel Foods Corp.	(2,126)	(0.59%)	(1,853)
Deere & Co.	(490)	(0.48%)	(2,119)
HCP, Inc.	(2,519)	(0.46%)	(2,267)
Eversource Energy	(1,437)	(0.61%)	(2,341)
Coca-Cola Co.	(870)	(0.27%)	(2,347)
Workday, Inc. — Class A*	(385)	(0.40%)	(2,790)
SBA Communications Corp.*	(442)	(0.47%)	(2,915)
Welltower, Inc.	(1,298)	(0.59%)	(3,544)
American Water Works Company, Inc.	(1,367)	(0.81%)	(4,419)
Tesla, Inc.*	(214)	(0.47%)	(5,057)
MarketAxess Holdings, Inc.	(250)	(0.35%)	(5,373)
NewMarket Corp.	(537)	(1.45%)	(5,771)
American Tower Corp. — Class A	(590)	(0.61%)	(5,780)
Church & Dwight Company, Inc.	(662)	(0.30%)	(5,970)
Realty Income Corp.	(2,020)	(0.84%)	(9,217)
Royal Gold, Inc.	(1,084)	(0.62%)	(9,864)
Total Custom Basket of Short Securities			2,095,690

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2018.
[2]	Affiliated issuer.
[3]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2018.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[11]

Effective August 27, 2018, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund reorganized with and into the Advent Claymore Convertible Securities and Income Fund.

[12]	Security is no longer an affiliated entity as of April 27, 2018.
[13]	Total Return based on the return of the custom Equity Market Neutral (“MNRE”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[14]	Total Return based on the return of the custom Long/Short Equity (“SMQLS”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[15]	Total Return based on the return of the custom MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[16]	Total Return based on the return of the custom SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[17]	Security is no longer an affiliated entity as of August 27, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,998,579	$—	$—	$9,998,579
Mutual Funds	13,989,664	—	—	13,989,664
Closed-End Funds	3,442,046	—	—	3,442,046
U.S. Treasury Bills	—	9,217,012	—	9,217,012
Repurchase Agreements	—	1,042,526	—	1,042,526
Securities Lending Collateral	58,327	—	—	58,327
Interest Rate Futures Contracts**	4,003	118,331	—	122,334
Equity Futures Contracts**	49,328	45,921	—	95,249
Commodity Futures Contracts**	197,990	—	—	197,990
Currency Futures Contracts**	20,346	—	—	20,346
Custom Basket Swap Agreements**	—	3,825,520	—	3,825,520
Total Assets	$27,760,283	$14,249,310	$—	$42,009,593

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,215,654	$—	$—	$2,215,654
Exchange-Traded Funds	3,443,583	—	—	3,443,583
Commodity Futures Contracts**	50,021	—	—	50,021
Equity Futures Contracts**	1,927	816	—	2,743
Currency Futures Contracts**	111,077	—	—	111,077
Interest Rate Futures Contracts**	58,144	73,313	—	131,457
Custom Basket Swap Agreements**	—	3,855,399	—	3,855,399
Total Liabilities	$5,880,406	$3,929,528	$—	$9,809,934

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$3,742,223	$6,602,465	$(4,600,000)	$(10,789)	$(16,755)	$5,717,144	230,344	$100,227	$1,722
Guggenheim Strategy Fund III	4,030,761	120,876	—	—	(37,981)	4,113,656	165,940	120,357	154
Guggenheim Ultra Short Duration Fund[1]	2,025,802	16,503	(2,000,000)	(2,244)	2,163	42,224	4,239	16,564	30
Guggenheim Variable Insurance Strategy Fund III	4,032,835	143,128	—	—	(59,323)	4,116,640	166,329	141,317	1,917
Closed-End Funds
Advent Claymore Convertible Securities and Income Fund[2,3]	66,254	13,538	(43,081)	(3,222)	—	—	—	1,127	—
Western Asset Inflation - Linked Securities & Income Fund[4]	23,580	2,442	(2,291)	(46)	—	—	—	221	—
Western Asset Inflation-Linked Opportunities & Income Fund[4]	23,400	1,918	(1,772)	(33)	—	—	—	233	—
Guggenheim Enhanced Equity Income Fund	21,387	—	(20,133)	(469)	(785)	—	—	—	—
	$13,966,242	$6,900,870	$(6,667,277)	$(16,803)	$(112,681)	$13,989,664		$380,046	$3,823

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[2]

Effective August 27, 2018, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund reorganized with and into the Advent Claymore Convertible Securities and Income Fund.

[3]	Security is no longer an affiliated entity as of August 27, 2018.
[4]	Security is no longer an affiliated entity as of April 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $66,205 of securities loaned (cost $23,391,957)	$22,715,964
Investments in affiliated issuers, at value (cost $14,106,533)	13,989,664
Repurchase agreements, at value (cost $1,042,526)	1,042,526
Cash	8,373,882
Segregated cash with broker	6,466
Unrealized appreciation on swap agreements	3,825,520
Receivables:
Dividends	50,149
Fund shares sold	34,656
Variation margin on futures contracts	14,701
Securities lending income	1,180
Interest	85
Other assets	10,326
Total assets	50,065,119

Liabilities:
Securities sold short, at value (proceeds $6,514,581)	5,659,237
Due to custodian	19,905
Unrealized depreciation on swap agreements	3,855,399
Payable for:
Return of securities lending collateral	68,198
Swap settlement	48,718
Management fees	36,092
Securities purchased	24,296
Fund shares redeemed	9,081
Trustees’ fees*	745
Miscellaneous	8,266
Total liabilities	9,729,937
Commitments and contingent liabilities (Note 13)	—
Net assets	$40,335,182

Net assets consist of:
Paid in capital	$42,883,316
Total distributable earnings (loss)	(2,548,134)
Net assets	$40,335,182
Capital shares outstanding	1,712,995
Net asset value per share	$23.55

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$231,872
Dividends from securities of affiliated issuers	380,046
Interest	349,630
Income from securities lending, net	10,276
Total investment income	971,824

Expenses:
Management fees	479,047
Short sales dividend expense	148,697
Line of credit fees	24
Miscellaneous	3,271
Total expenses	631,039
Less:
Expenses waived by Adviser	(7,408)
Net expenses	623,631
Net investment income	348,193

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	373,361
Investments in affiliated issuers	(16,803)
Distributions received from affiliated investment company shares	3,823
Swap agreements	(1,160,932)
Futures contracts	872,507
Foreign currency transactions	(1,610)
Securities sold short	(449,135)
Net realized loss	(378,789)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,341,861)
Investments in affiliated issuers	(112,681)
Securities sold short	1,127,386
Swap agreements	(613,042)
Futures contracts	(1,318,867)
Foreign currency translations	123
Net change in unrealized appreciation (depreciation)	(2,258,942)
Net realized and unrealized loss	(2,637,731)
Net decrease in net assets resulting from operations	$(2,289,538)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$348,193	$(172,085)
Net realized gain (loss) on investments	(378,789)	1,212,047
Net change in unrealized appreciation (depreciation) on investments	(2,258,942)	514,183
Net increase (decrease) in net assets resulting from operations	(2,289,538)	1,554,145

Capital share transactions:
Proceeds from sale of shares	7,666,661	5,817,462
Cost of shares redeemed	(8,737,138)	(11,629,769)
Net decrease from capital share transactions	(1,070,477)	(5,812,307)
Net decrease in net assets	(3,360,015)	(4,258,162)

Net assets:
Beginning of year	43,695,197	47,953,359
End of year	$40,335,182	$43,695,197

Capital share activity:
Shares sold	316,923	240,735
Shares redeemed	(363,489)	(483,666)
Net decrease in shares	(46,566)	(242,931)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$24.83	$23.95	$24.09	$23.82	$22.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	(.09)	(.16)	(.15)	(.18)
Net gain (loss) on investments (realized and unrealized)	(1.48)	.97	.04	.58	1.25
Total from investment operations	(1.28)	.88	(.12)	.43	1.07
Less distributions from:
Net investment income	—	—	(.02)	(.16)	—
Total distributions	—	—	(.02)	(.16)	—
Net asset value, end of period	$23.55	$24.83	$23.95	$24.09	$23.82

Total Return[b]	(5.16%)	3.67%	(0.48%)	1.85%	4.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,335	$43,695	$47,953	$52,281	$42,725
Ratios to average net assets:
Net investment income (loss)	0.85%	(0.39%)	(0.66%)	(0.62%)	(0.79%)
Total expenses[c]	1.54%	1.88%	2.27%	2.38%	2.50%
Net expenses[d]	1.52%	1.85%	2.23%	2.34%	2.45%
Portfolio turnover rate	162%	158%	119%	160%	245%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the year ended December 31 would be:

2018	2017	2016	2015	2014
1.16%	1.16%	1.17%	1.18%	1.17%

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2018, the Fund returned -15.12%, compared with a return of -13.82% for the Index.

For the first three quarters of 2018, the S&P GSCI continued its positive momentum that started in the middle of 2017, as the global economy continued to expand. A sharp reversal in the fourth quarter moved the Fund from a double-digit gain through September 2018 to a double-digit loss by the end of the year. Only five of the 24 components in the Index had positive returns during the period. The best-performing component was Cocoa, with a return above 20%. Natural Gas, Wheat, Feeder Cattle, and Live Cattle were the only other positive components, all with positive returns in the low single digits.

Five components had losses topping -20%. Unleaded Gas was the worst component, dropping 28% during the period. Other components which suffered losses of 20% or more were Coffee, Sugar, Zinc, and Crude Oil.

All of the S&P sectors experienced negative performance during the period. Industrial Metals (down 18%) and Energy (down 17%) were the worst S&P GSCI sectors.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Guggenheim’s Ultra Short Duration and Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.3%
Guggenheim Ultra Short Duration Fund	27.1%
Total	61.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Commodities Strategy Fund	(15.12%)	(15.63%)	(7.49%)
S&P Goldman Sachs Commodity Index	(13.82%)	(14.52%)	(5.78%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

56 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 61.4%
Guggenheim Strategy Fund II1	42,852	$1,063,576
Guggenheim Ultra Short Duration Fund[1,2]	84,187	838,500
Total Mutual Funds
(Cost $1,901,740)		1,902,076

	Face Amount

FEDERAL AGENCY NOTES†† - 9.7%
Federal Farm Credit Bank[3]
2.45% (1 Month USD LIBOR - 0.05%, Rate Floor: 0.00%) due 01/23/19[4]	$100,000	99,998
Freddie Mac[5]
1.75% due 05/30/19	100,000	99,683
Farmer Mac[3]
1.55% due 07/03/19	100,000	99,444
Total Federal Agency Notes
(Cost $299,185)		299,125

U.S. TREASURY BILLS†† - 8.3%
U.S. Treasury Bills
2.21% due 01/08/19[6,7]	257,000	256,904
Total U.S. Treasury Bills
(Cost $256,886)		256,904

REPURCHASE AGREEMENTS††,8 - 22.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	416,178	416,178
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	173,076	173,076
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	115,384	115,384
Total Repurchase Agreements
(Cost $704,638)		704,638

Total Investments - 102.1%
(Cost $3,162,449)		$3,162,743
Other Assets & Liabilities, net - (2.1)%		(64,024)
Total Net Assets - 100.0%		$3,098,719

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	33	Jan 2019	$3,099,525	$(281,375)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,902,076	$—	$—	$1,902,076
Federal Agency Notes	—	299,125	—	299,125
U.S. Treasury Bills	—	256,904	—	256,904
Repurchase Agreements	—	704,638	—	704,638
Total Assets	$1,902,076	$1,260,667	$—	$3,162,743

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$281,375	$—	$—	$281,375

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,419,739	$3,410,633	$(3,755,000)	$(5,039)	$(6,757)	$1,063,576	42,852	$59,914	$663
Guggenheim Ultra Short Duration Fund[1]	1,410,574	3,780,989	(4,345,000)	(4,669)	(3,394)	838,500	84,187	55,068	899
	$2,830,313	$7,191,622	$(8,100,000)	$(9,708)	$(10,151)	$1,902,076		$114,982	$1,562

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $556,071)	$556,029
Investments in affiliated issuers, at value (cost $1,901,740)	1,902,076
Repurchase agreements, at value (cost $704,638)	704,638
Receivables:
Dividends	3,884
Interest	1,036
Variation margin on futures contracts	847
Fund shares sold	41
Total assets	3,168,551

Liabilities:
Payable for:
Securities purchased	29,101
Fund shares redeemed	24,010
Professional fees	7,786
Management fees	1,447
Transfer agent and administrative fees	664
Investor service fees	664
Portfolio accounting fees	266
Trustees’ fees*	86
Miscellaneous	5,808
Total liabilities	69,832
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,098,719

Net assets consist of:
Paid in capital	$5,322,045
Total distributable earnings (loss)	(2,223,326)
Net assets	$3,098,719
Capital shares outstanding	43,223
Net asset value per share	$71.69

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$114,982
Interest	38,838
Total investment income	153,820

Expenses:
Management fees	53,727
Investor service fees	15,723
Transfer agent and administrative fees	15,723
Professional fees	9,187
Portfolio accounting fees	6,289
Trustees’ fees*	1,721
Custodian fees	960
Miscellaneous	10,207
Total expenses	113,537
Less:
Expenses waived by Adviser	(6,983)
Net expenses	106,554
Net investment income	47,266

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(9,708)
Distributions received from affiliated investment company shares	1,562
Futures contracts	(281,832)
Net realized loss	(289,978)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(42)
Investments in affiliated issuers	(10,151)
Futures contracts	(522,676)
Net change in unrealized appreciation (depreciation)	(532,869)
Net realized and unrealized loss	(822,847)
Net decrease in net assets resulting from operations	$(775,581)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,266	$160
Net realized gain (loss) on investments	(289,978)	74,631
Net change in unrealized appreciation (depreciation) on investments	(532,869)	140,973
Net increase (decrease) in net assets resulting from operations	(775,581)	215,764

Distributions to shareholders	(242,391)	—

Capital share transactions:
Proceeds from sale of shares	37,091,840	22,269,307
Distributions reinvested	242,391	—
Cost of shares redeemed	(37,948,813)	(22,252,087)
Net increase (decrease) from capital share transactions	(614,582)	17,220
Net increase (decrease) in net assets	(1,632,554)	232,984

Net assets:
Beginning of year	4,731,273	4,498,289
End of year	$3,098,719	$4,731,273

Capital share activity:
Shares sold	406,945	284,878
Shares issued from reinvestment of distributions	2,774	—
Shares redeemed	(420,605)	(284,484)
Net increase (decrease) in shares	(10,886)	394

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$87.44	$83.74	$75.82	$114.64	$173.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	— [b]	(.03)	(1.12)	(1.76)
Net gain (loss) on investments (realized and unrealized)	(13.34)	3.70	7.95	(37.70)	(57.14)
Total from investment operations	(12.67)	3.70	7.92	(38.82)	(58.90)
Less distributions from:
Net investment income	(3.08)	—	—	—	—
Total distributions	(3.08)	—	—	—	—
Net asset value, end of period	$71.69	$87.44	$83.74	$75.82	$114.64

Total Return[c]	(15.12%)	4.43%	10.40%	(33.80%)	(34.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,099	$4,731	$4,498	$2,671	$4,662
Ratios to average net assets:
Net investment income (loss)	0.75%	— [g]	(0.48%)	(1.16%)	(1.04%)
Total expenses[d]	1.81%	1.82%	1.80%	1.75%	1.71%
Net expenses[e]	1.69%	1.72%	1.67%	1.63%	1.62%
Portfolio turnover rate	187%	107%	231%	198%	202%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.
[g]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2018	% of Net Assets of the Fund at December 31, 2018
Global Managed Futures Strategy Fund	11/07/08	$675,517	5.1%
Multi-Hedge Strategies Fund	04/15/09	1,092,086	2.7%
Commodities Strategy Fund	07/21/09	314,444	10.1%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

62 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) index swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets are computed using the last exchange sale price for each underlying equity security within the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

THE RYDEX FUNDS ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$37,102,570	$50,188,587
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	29,561,096	33,510,562
Commodities Strategy Fund	Index exposure, Liquidity	5,809,306	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or a custom basket of securities) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange. A fund utilizing total return swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$19,045,295	$33,796,649
Multi-Hedge Strategies Fund	Hedge, Index Exposure, Leverage, Liquidity, Speculation	31,549,490	27,609,259

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
Long Short Equity Fund	$—	$3,080,555	$—	$—	$—	$3,080,555
Global Managed Futures Strategy Fund	68,178	—	34,260	142,099	142,985	387,522
Multi-Hedge Strategies Fund	95,249	3,825,520	20,346	122,334	197,990	4,261,439

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
Long Short Equity Fund	$—	$2,190,654	$—	$—	$—	$2,190,654
Global Managed Futures Strategy Fund	14,974	—	60,074	65,945	38,323	179,316
Multi-Hedge Strategies Fund	2,743	3,855,399	111,077	131,457	50,021	4,150,697
Commodities Strategy Fund	—	—	—	—	281,375	281,375

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(3,568,303)	$—	$—	$—	$(3,568,303)
Global Managed Futures Strategy Fund	(668,892)	—	29,888	(167,343)	(537,498)	(1,343,845)
Multi-Hedge Strategies Fund	(38,932)	(1,160,932)	467,846	353,887	89,706	(288,425)
Commodities Strategy Fund	—	—	—	—	(281,832)	(281,832)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$1,909,970	$—	$—	$—	$1,909,970
Global Managed Futures Strategy Fund	(9,434)	—	(76,945)	24,695	(18,763)	(80,447)
Multi-Hedge Strategies Fund	(1,218,301)	(613,042)	(122,818)	7,857	14,395	(1,931,909)
Commodities Strategy Fund	—	—	—	—	(522,676)	(522,676)

THE RYDEX FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$3,080,555	$—	$3,080,555	$(2,190,654)	$—	$889,901
Multi-Hedge Strategies Fund	Custom basket swap agreements	3,825,520	—	3,825,520	(3,825,520)	—	—

68 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,190,654	$—	$2,190,654	$(2,190,654)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	3,855,399	—	3,855,399	(3,855,399)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related liabilities outstanding with each counterparty with the exception of exchange traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2018.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs Group	Futures contracts	$4,534	$—
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	6,466	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the year ended December 31, 2018, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund waived $7,439, $7,375 and $6,758 respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and the Commodities Strategy Fund waived $139, $33 and $225, respectively, related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

70 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.95%			1.13%
Due 01/02/19	$54,122,377	$54,131,247	06/30/21	$57,040,000	$55,203,996
			U.S. Treasury Bill
			0.00%
			01/03/19	900	900
				57,040,900	55,204,896

Barclays Capital			U.S. Treasury Note
2.93%			2.50%
Due 01/02/19	22,507,947	22,511,611	05/15/24	22,942,600	22,958,127

Bank of America Merrill Lynch			U.S. Treasury Strip
2.95%			0.00%
Due 01/02/19	15,005,298	15,007,757	08/15/31	22,092,096	15,305,404

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$39,970	$(39,970)	$—	$35,921	$6,079	$42,000
Multi-Hedge Strategies Fund	66,205	(66,205)	—	58,327	9,871	68,198

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the Internal Revenue Service that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$3,987,767	$371,574	$4,359,341
Commodities Strategy Fund	242,391	—	242,391

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$126,120	$—	$126,120
Global Managed Futures Strategy Fund	224,098	—	224,098

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$199,035	$—	$(2,259,975)	$(1,612,747)	$(3,673,687)
Global Managed Futures Strategy Fund	124,141	—	(783,170)	(978,251)	(1,637,280)
Multi-Hedge Strategies Fund	913,679	—	(1,670,814)	(1,891,003)	(2,648,138)
Commodities Strategy Fund	45,134	—	(2,612,018)	(9,123)	(2,576,007)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(1,593,331)	$(19,416)	$(1,612,747)
Global Managed Futures Strategy Fund	(645,122)	(333,129)	(978,251)
Multi-Hedge Strategies Fund	(1,057,916)	(741,399)	(1,799,315)
Commodities Strategy Fund	(5,782)	(3,341)	(9,123)

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Multi-Hedge Strategies Fund	$218,949	$—	$218,949

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in subsidiaries, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, investment in real estate investment trusts, special dividends, investment in securities sold short, foreign currency gains and losses, investment in swaps, and distributions in connection with redemption of fund shares. Additional differences may result from the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Long Short Equity Fund	$532	$(532)
Global Managed Futures Strategy Fund	(537,095)	537,095
Multi-Hedge Strategies Fund	(317,295)	317,295
Commodities Strategy Fund	(279,697)	279,697

THE RYDEX FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
Long Short Equity Fund	$31,572,989	$3,777,957	$(6,037,932)	$(2,259,975)
Global Managed Futures Strategy Fund	14,135,404	213,337	(996,552)	(783,215)
Multi-Hedge Strategies Fund	33,653,053	4,432,212	(6,102,916)	(1,670,704)
Commodities Strategy Fund	5,771,475	—	(2,612,018)	(2,612,018)

Note 9 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$92,025,389	$98,692,809
Global Managed Futures Strategy Fund	975,569	2,800,000
Multi-Hedge Strategies Fund	55,184,013	53,336,422
Commodities Strategy Fund	7,191,622	8,100,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. The Funds did not have any borrowings outstanding under this agreement at December 31, 2018.

The average daily balances borrowed for the year ended December 31, 2018, were as follows:

Fund	Average Daily Balance
Global Managed Futures Strategy Fund	$55
Multi-Hedge Strategies Fund	4,493
Commodities Strategy Fund	3

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures nor did it impact the Funds’ net assets or results of operations.

74 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 12 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent

THE RYDEX FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

76 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2018, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

THE RYDEX FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following Fund had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	10.84%

With respect to the taxable year ended December 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Long Short Equity Fund	$371,574	$—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

78 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

80 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

THE RYDEX FUNDS ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

82 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

84 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 85

12.31.2018

Rydex Variable Trust Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RVASECF-ANN-2-1218x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	86
REAL ESTATE FUND	93
RETAILING FUND	101
TECHNOLOGY FUND	108
TELECOMMUNICATIONS FUND	116
TRANSPORTATION FUND	123
UTILITIES FUND	130
NOTES TO FINANCIAL STATEMENTS	137
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	149
OTHER INFORMATION	150
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	152
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	156

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.76%	(17.51%)	$ 1,000.00	$ 824.90	$ 8.10
Basic Materials Fund	1.80%	(15.08%)	1,000.00	849.20	8.39
Biotechnology Fund	1.75%	(12.63%)	1,000.00	873.70	8.26
Consumer Products Fund	1.76%	(6.33%)	1,000.00	936.70	8.59
Electronics Fund	1.76%	(15.23%)	1,000.00	847.70	8.20
Energy Fund	1.75%	(30.99%)	1,000.00	690.10	7.45
Energy Services Fund	1.76%	(44.14%)	1,000.00	558.60	6.91
Financial Services Fund	1.76%	(10.56%)	1,000.00	894.40	8.40
Health Care Fund	1.76%	(4.81%)	1,000.00	951.90	8.66
Internet Fund	1.75%	(17.14%)	1,000.00	828.60	8.07
Leisure Fund	1.75%	(13.34%)	1,000.00	866.60	8.23
Precious Metals Fund	1.80%	(11.28%)	1,000.00	887.20	8.56
Real Estate Fund	1.76%	(8.06%)	1,000.00	919.40	8.51
Retailing Fund	1.75%	(12.70%)	1,000.00	873.00	8.26
Technology Fund	1.75%	(10.78%)	1,000.00	892.20	8.35
Telecommunications Fund	1.78%	(6.08%)	1,000.00	939.20	8.70
Transportation Fund	1.76%	(15.86%)	1,000.00	841.40	8.17
Utilities Fund	1.76%	2.25%	1,000.00	1,022.50	8.97

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.76%	5.00%	$ 1,000.00	$ 1,016.33	$ 8.94
Basic Materials Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Biotechnology Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Consumer Products Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Electronics Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Energy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Energy Services Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Financial Services Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Health Care Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Internet Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Leisure Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Precious Metals Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Real Estate Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Retailing Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Technology Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Telecommunications Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Transportation Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Utilities Fund	1.76%	5.00%	1,000.00	1,016.33	8.94

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2018, Banking Fund returned -19.19%, compared with the S&P 500 Index, which returned -4.38%. The S&P 500 Financials Index returned -13.03%.

The banking industry is the largest in the Fund, accounting for most of the Fund by weight, and as a whole it detracted from return. The capital markets industry and consumer finance industry also detracted from return. The commercial banking industry was the only industry that contributed to Fund performance.

Popular, Inc., Itau Unibanco Holding SA ADR, and First Financial Bankshares, Inc. were the holdings that contributed the most to the Fund’s return for the period. Citigroup, Inc., Wells Fargo & Co., and Bank of America Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.3%
Wells Fargo & Co.	4.2%
JPMorgan Chase & Co.	4.2%
Citigroup, Inc.	4.1%
U.S. Bancorp	3.4%
PNC Financial Services Group, Inc.	3.0%
Bank of New York Mellon Corp.	2.8%
Capital One Financial Corp.	2.4%
BB&T Corp.	2.3%
SunTrust Banks, Inc.	1.9%
Top Ten Total	32.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Banking Fund	(19.19%)	2.62%	4.48%
S&P 500 Financials Index	(13.03%)	8.16%	10.92%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Banks - 92.0%
Bank of America Corp.	9,591	$236,322
Wells Fargo & Co.	5,047	232,566
JPMorgan Chase & Co.	2,382	232,531
Citigroup, Inc.	4,350	226,461
U.S. Bancorp	4,124	188,467
PNC Financial Services Group, Inc.	1,408	164,609
Bank of New York Mellon Corp.	3,304	155,519
BB&T Corp.	2,960	128,227
SunTrust Banks, Inc.	2,099	105,874
M&T Bank Corp.	700	100,191
Northern Trust Corp.	1,165	97,382
Fifth Third Bancorp	3,732	87,814
KeyCorp	5,898	87,172
First Republic Bank	988	85,857
Regions Financial Corp.	6,235	83,424
Citizens Financial Group, Inc.	2,792	83,006
Huntington Bancshares, Inc.	6,695	79,804
Comerica, Inc.	1,102	75,696
SVB Financial Group*	368	69,891
Zions Bancorp North America	1,534	62,495
ICICI Bank Ltd. ADR	5,673	58,375
HDFC Bank Ltd. ADR	563	58,321
Toronto-Dominion Bank	1,135	56,432
Commerce Bancshares, Inc.	991	55,863
Royal Bank of Canada	815	55,844
Popular, Inc.	1,180	55,720
East West Bancorp, Inc.	1,280	55,718
HSBC Holdings plc ADR	1,352	55,581
Bank of Montreal	826	53,979
UBS Group AG*	4,358	53,952
Credit Suisse Group AG ADR*	4,937	53,616
Cullen/Frost Bankers, Inc.	604	53,116
Bank of Nova Scotia	1,035	51,615
Signature Bank	501	51,508
BOK Financial Corp.	702	51,478
Canadian Imperial Bank of Commerce	683	50,911
Webster Financial Corp.	974	48,008
First Citizens BancShares, Inc. — Class A	127	47,885
Prosperity Bancshares, Inc.	764	47,597
First Horizon National Corp.	3,484	45,849
Western Alliance Bancorporation*	1,152	45,492
PacWest Bancorp	1,360	45,261
First Financial Bankshares, Inc.	782	45,114
CIT Group, Inc.	1,137	43,513
Synovus Financial Corp.	1,359	43,474
Wintrust Financial Corp.	653	43,418
Pinnacle Financial Partners, Inc.	920	42,412
IBERIABANK Corp.	655	42,103
MB Financial, Inc.	1,043	41,334
Umpqua Holdings Corp.	2,552	40,577
Associated Banc-Corp.	2,049	40,550
Bank OZK	1,766	40,318
United Bankshares, Inc.	1,294	40,256
BankUnited, Inc.	1,342	40,179
Glacier Bancorp, Inc.	1,009	39,977
Hancock Whitney Corp.	1,149	39,813
TCF Financial Corp.	2,040	39,760
FNB Corp.	3,983	39,193
UMB Financial Corp.	639	38,960
First Hawaiian, Inc.	1,707	38,425
CVB Financial Corp.	1,861	37,648
Cathay General Bancorp	1,103	36,984
Home BancShares, Inc.	2,262	36,961
Columbia Banking System, Inc.	1,014	36,798
Fulton Financial Corp.	2,359	36,517
BancorpSouth Bank	1,386	36,230
Texas Capital Bancshares, Inc.*	706	36,070
Chemical Financial Corp.	972	35,585
First Financial Bancorp	1,440	34,157
Old National Bancorp	2,199	33,865
Simmons First National Corp. — Class A	1,358	32,769
First Midwest Bancorp, Inc.	1,630	32,290
CenterState Bank Corp.	1,505	31,665
Trustmark Corp.	1,072	30,477
Union Bankshares Corp.	1,073	30,291
United Community Banks, Inc.	1,359	29,164
LegacyTexas Financial Group, Inc.	880	28,239
Hope Bancorp, Inc.	2,289	27,148
Cadence BanCorp	1,518	25,472
Total Banks		5,103,135

Savings & Loans - 2.9%
People’s United Financial, Inc.	3,565	51,443
Sterling Bancorp	2,613	43,141
Investors Bancorp, Inc.	3,710	38,584
Pacific Premier Bancorp, Inc.*	1,104	28,174
Total Savings & Loans		161,342

Diversified Financial Services - 2.4%
Capital One Financial Corp.	1,759	132,963

Insurance - 2.2%
AXA Equitable Holdings, Inc.	4,067	67,634
Voya Financial, Inc.	1,395	55,995
Total Insurance		123,629

Total Common Stocks
(Cost $4,288,005)		5,521,069

Total Investments - 99.5%
(Cost $4,288,005)		$5,521,069
Other Assets & Liabilities, net - 0.5%		27,135
Total Net Assets - 100.0%		$5,548,204

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
BANKING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,521,069	$—	$—	$5,521,069

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $4,288,005)	$5,521,069
Cash	285
Receivables:
Securities sold	49,486
Dividends	9,352
Foreign tax reclaims	618
Securities lending income	3
Total assets	5,580,813

Liabilities:
Payable for:
Professional fees	7,662
Line of credit	7,000
Management fees	2,977
Fund shares redeemed	1,135
Transfer agent and administrative fees	876
Investor service fees	876
Portfolio accounting fees	350
Trustees’ fees*	183
Miscellaneous	11,550
Total liabilities	32,609
Commitments and contingent liabilities (Note 10)	—
Net assets	$5,548,204

Net assets consist of:
Paid in capital	$5,841,095
Total distributable earnings (loss)	(292,891)
Net assets	$5,548,204
Capital shares outstanding	72,568
Net asset value per share	$76.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,500)	$157,015
Interest	853
Income from securities lending, net	141
Total investment income	158,009

Expenses:
Management fees	58,454
Investor service fees	17,192
Transfer agent and administrative fees	17,192
Professional fees	8,119
Portfolio accounting fees	6,877
Trustees’ fees*	2,834
Custodian fees	1,031
Line of credit fees	18
Miscellaneous	5,976
Total expenses	117,693
Net investment income	40,316

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	696,638
Net realized gain	696,638
Net change in unrealized appreciation (depreciation) on:
Investments	(1,739,382)
Net change in unrealized appreciation (depreciation)	(1,739,382)
Net realized and unrealized loss	(1,042,744)
Net decrease in net assets resulting from operations	$(1,002,428)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,316	$34,419
Net realized gain on investments	696,638	300,585
Net change in unrealized appreciation (depreciation) on investments	(1,739,382)	492,571
Net increase (decrease) in net assets resulting from operations	(1,002,428)	827,575

Distributions to shareholders	(36,389)	(33,765)[1]

Capital share transactions:
Proceeds from sale of shares	24,259,647	30,366,745
Distributions reinvested	36,389	33,765
Cost of shares redeemed	(27,401,238)	(37,578,472)
Net decrease from capital share transactions	(3,105,202)	(7,177,962)
Net decrease in net assets	(4,144,019)	(6,384,152)

Net assets:
Beginning of year	9,692,223	16,076,375
End of year	$5,548,204	$9,692,223

Capital share activity:
Shares sold	259,935	347,123
Shares issued from reinvestment of distributions	384	386
Shares redeemed	(289,569)	(435,048)
Net decrease in shares	(29,250)	(87,539)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 9).

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$95.19	$84.90	$67.87	$71.43	$86.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.28	.10	.42	.48
Net gain (loss) on investments (realized and unrealized)	(18.70)	10.28	17.11	(3.86)	2.55
Total from investment operations	(18.14)	10.56	17.21	(3.44)	3.03
Less distributions from:
Net investment income	(.56)	(.27)	(.18)	(.12)	(1.44)
Net realized gains	(.03)	—	—	—	(16.98)
Total distributions	(.59)	(.27)	(.18)	(.12)	(18.42)
Net asset value, end of period	$76.46	$95.19	$84.90	$67.87	$71.43

Total Return[b]	(19.19%)	12.48%	27.25%	(4.86%)	3.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,548	$9,692	$16,076	$5,611	$3,938
Ratios to average net assets:
Net investment income (loss)	0.59%	0.33%	0.69%	0.62%	0.56%
Total expenses	1.71%	1.70%	1.67%	1.59%	1.66%
Portfolio turnover rate	320%	273%	417%	388%	285%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2018, Basic Materials Fund returned -17.44%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Materials Index returned -14.70%.

The chemicals industry was the largest detractor from the Fund’s return for the period, followed by the metals & mining industry. No industry contributed to return. The real estate investment trust (REIT) industry detracted the least from the Fund’s return for the period.

The top-performing holdings were AngloGold Ashanti Ltd. ADR, Ball Corp., and KapStone Paper and Packaging Corp. The worst-performing holdings included DowDuPont, Inc., Freeport-McMoRan, Inc., and Alcoa Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Linde plc	4.9%
DowDuPont, Inc.	4.8%
Ecolab, Inc.	2.9%
Sherwin-Williams Co.	2.7%
Air Products & Chemicals, Inc.	2.7%
LyondellBasell Industries N.V. — Class A	2.6%
Vale S.A. ADR	2.4%
PPG Industries, Inc.	2.3%
Newmont Mining Corp.	1.9%
International Paper Co.	1.8%
Top Ten Total	29.0%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Basic Materials Fund	(17.44%)	1.27%	6.99%
S&P 500 Materials Index	(14.70%)	3.84%	11.07%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2018
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Chemicals - 46.6%
Linde plc	1,929	$301,001
DowDuPont, Inc.	5,547	296,654
Sherwin-Williams Co.	426	167,614
Air Products & Chemicals, Inc.	1,029	164,691
LyondellBasell Industries N.V. — Class A	1,892	157,339
PPG Industries, Inc.	1,363	139,339
International Flavors & Fragrances, Inc.	787	105,670
Celanese Corp. — Class A	1,088	97,887
Mosaic Co.	3,136	91,603
Eastman Chemical Co.	1,223	89,414
CF Industries Holdings, Inc.	2,005	87,238
FMC Corp.	1,162	85,942
Westlake Chemical Corp.	1,270	84,036
Albemarle Corp.	1,006	77,532
RPM International, Inc.	1,293	76,003
Nutrien Ltd.	1,371	64,437
Axalta Coating Systems Ltd.*	2,722	63,749
Chemours Co.	2,175	61,378
Huntsman Corp.	3,105	59,895
Ashland Global Holdings, Inc.	824	58,471
WR Grace & Co.	894	58,030
Valvoline, Inc.	2,744	53,096
Ingevity Corp.*	630	52,725
Olin Corp.	2,547	51,220
Platform Specialty Products Corp.*	4,643	47,962
Cabot Corp.	1,031	44,271
Balchem Corp.	553	43,328
Sensient Technologies Corp.	764	42,669
HB Fuller Co.	953	40,665
Methanex Corp.	806	38,825
Sociedad Quimica y Minera de Chile S.A. ADR[1]	986	37,764
GCP Applied Technologies, Inc.*	1,485	36,457
Total Chemicals		2,876,905

Mining - 16.6%
Newmont Mining Corp.	3,404	117,949
Freeport-McMoRan, Inc.	10,484	108,090
Barrick Gold Corp.	7,364	99,708
Rio Tinto plc ADR	1,650	79,992
Royal Gold, Inc.	811	69,462
BHP Group Ltd. ADR[1]	1,365	65,916
Alcoa Corp.*	2,257	59,991
Teck Resources Ltd. — Class B	2,704	58,244
Agnico Eagle Mines Ltd.	1,359	54,904
Randgold Resources Ltd. ADR[1]	658	54,596
Wheaton Precious Metals Corp.	2,784	54,371
Franco-Nevada Corp.	651	45,681
AngloGold Ashanti Ltd. ADR	3,465	43,486
Pan American Silver Corp.	2,865	41,829
Kaiser Aluminum Corp.	383	34,198
Compass Minerals International, Inc.	820	34,186
Total Mining		1,022,603

Packaging & Containers - 11.7%
Ball Corp.	2,363	108,651
WestRock Co.	2,227	84,091
Packaging Corporation of America	913	76,199
Berry Global Group, Inc.*	1,439	68,396
Sealed Air Corp.	1,810	63,060
Sonoco Products Co.	1,177	62,534
Crown Holdings, Inc.*	1,489	61,898
Bemis Company, Inc.	1,232	56,549
Graphic Packaging Holding Co.	4,740	50,433
Owens-Illinois, Inc.	2,686	46,307
Silgan Holdings, Inc.	1,877	44,335
Total Packaging & Containers		722,453

Iron & Steel - 9.1%
Vale S.A. ADR	11,216	147,939
Nucor Corp.	2,110	109,319
Steel Dynamics, Inc.	2,365	71,045
Reliance Steel & Aluminum Co.	867	61,704
ArcelorMittal	2,398	49,567
Allegheny Technologies, Inc.*	2,063	44,911
Commercial Metals Co.	2,309	36,990
Carpenter Technology Corp.	1,029	36,643
Total Iron & Steel		558,118

Building Materials - 6.0%
Vulcan Materials Co.	1,019	100,677
Martin Marietta Materials, Inc.	527	90,576
Louisiana-Pacific Corp.	2,233	49,617
Eagle Materials, Inc.	770	46,993
Summit Materials, Inc. — Class A*	2,630	32,612
Boise Cascade Co.	1,094	26,092
US Concrete, Inc.*	600	21,168
Total Building Materials		367,735

Commercial Services - 2.9%
Ecolab, Inc.	1,218	179,472

Forest Products & Paper - 2.4%
International Paper Co.	2,741	110,627
Domtar Corp.	1,143	40,154
Total Forest Products & Paper		150,781

Miscellaneous Manufacturing - 1.7%
AptarGroup, Inc.	714	67,166
Trinseo S.A.	848	38,821
Total Miscellaneous Manufacturing		105,987

Household Products & Housewares - 1.3%
Avery Dennison Corp.	867	77,883

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	830	51,012

Coal - 0.5%
Warrior Met Coal, Inc.	1,315	31,705

Total Common Stocks
(Cost $3,819,582)		6,144,654

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
BASIC MATERIALS FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 1.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$42,499	$42,499
Barclays issued 12/31/18 at 2.93% due 01/02/19	17,674	17,674
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	11,783	11,783
Total Repurchase Agreements
(Cost $71,956)		71,956

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	79,384	79,384
Total Securities Lending Collateral
(Cost $79,384)		79,384

Total Investments - 102.1%
(Cost $3,970,922)		$6,295,994
Other Assets & Liabilities, net - (2.1)%		(127,917)
Total Net Assets - 100.0%		$6,168,077

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,144,654	$—	$—	$6,144,654
Repurchase Agreements	—	71,956	—	71,956
Securities Lending Collateral	79,384	—	—	79,384
Total Assets	$6,224,038	$71,956	$—	$6,295,994

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $91,008 of securities loaned (cost $3,898,966)	$6,224,038
Repurchase agreements, at value (cost $71,956)	71,956
Cash	13,929
Receivables:
Securities sold	56,982
Dividends	8,326
Securities lending income	89
Foreign tax reclaims	22
Interest	6
Fund shares sold	5
Total assets	6,375,353

Liabilities:
Payable for:
Return of securities lending collateral	92,818
Fund shares redeemed	67,902
Deferred foreign capital gain taxes	19,017
Management fees	4,367
Transfer agent and administrative fees	1,285
Investor service fees	1,285
Portfolio accounting fees	514
Trustees’ fees*	181
Miscellaneous	19,907
Total liabilities	207,276
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,168,077

Net assets consist of:
Paid in capital	$4,498,025
Total distributable earnings (loss)	1,670,052
Net assets	$6,168,077
Capital shares outstanding	94,286
Net asset value per share	$65.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,733)	$173,104
Interest	1,459
Income from securities lending, net	1,056
Total investment income	175,619

Expenses:
Management fees	83,601
Investor service fees	24,589
Transfer agent and administrative fees	24,589
Professional fees	14,474
Portfolio accounting fees	9,835
Trustees’ fees*	3,124
Custodian fees	2,739
Line of credit fees	4
Miscellaneous	6,787
Total expenses	169,742
Net investment income	5,877

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,250,785
Foreign currency transactions	(16)
Net realized gain	1,250,769
Net change in unrealized appreciation (depreciation) on:
Investments	(3,002,408)
Net change in unrealized appreciation (depreciation)	(3,002,408)
Net realized and unrealized loss	(1,751,639)
Net decrease in net assets resulting from operations	$(1,745,762)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,877	$(13,939)
Net realized gain on investments	1,250,769	732,957
Net change in unrealized appreciation (depreciation) on investments	(3,002,408)	1,828,447
Net increase (decrease) in net assets resulting from operations	(1,745,762)	2,547,465

Distributions to shareholders	(209,047)	(105,780)[1]

Capital share transactions:
Proceeds from sale of shares	9,436,602	29,274,757
Distributions reinvested	209,047	105,780
Cost of shares redeemed	(18,590,190)	(29,983,875)
Net decrease from capital share transactions	(8,944,541)	(603,338)
Net increase (decrease) in net assets	(10,899,350)	1,838,347

Net assets:
Beginning of year	17,067,427	15,229,080
End of year	$6,168,077	$17,067,427

Capital share activity:
Shares sold	119,254	391,107
Shares issued from reinvestment of distributions	2,686	1,441
Shares redeemed	(237,662)	(407,804)
Net decrease in shares	(115,722)	(15,256)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 9):

Net investment income	$(71,217)
Net realized gains	(34,563)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$81.27	$67.61	$52.52	$63.47	$74.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.07)	.02	.18	.15
Net gain (loss) on investments (realized and unrealized)	(13.91)	14.47	15.43	(11.13)	(1.32)
Total from investment operations	(13.86)	14.40	15.45	(10.95)	(1.17)
Less distributions from:
Net investment income	(.42)	(.50)	—	—	(3.39)
Net realized gains	(1.57)	(.24)	(.36)	—	(6.42)
Total distributions	(1.99)	(.74)	(.36)	—	(9.81)
Net asset value, end of period	$65.42	$81.27	$67.61	$52.52	$63.47

Total Return[b]	(17.44%)	21.43%	30.86%	(17.30%)	(1.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,168	$17,067	$15,229	$5,084	$9,062
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.10%)	0.08%	0.27%	0.18%
Total expenses	1.73%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	83%	181%	266%	228%	218%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2018, Biotechnology Fund returned -9.44%, compared with the S&P 500 Index, which returned -4.38%. The S&P 500 Health Care Index returned 6.47%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group detracted the most from return, followed by the pharmaceuticals segment. The life sciences tools & services industry contributed to return.

The best-performing holdings in the Fund were AveXis, Inc., Bioverativ, Inc., and Illumina, Inc. The worst-performing holdings in the Fund included Celgene Corp., Clovis Oncology, Inc., and Puma Biotechnology, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	7.6%
Amgen, Inc.	7.2%
Gilead Sciences, Inc.	5.6%
Biogen, Inc.	5.1%
Shire plc ADR	4.6%
Vertex Pharmaceuticals, Inc.	4.2%
Celgene Corp.	4.2%
Illumina, Inc.	4.2%
Regeneron Pharmaceuticals, Inc.	4.1%
Alexion Pharmaceuticals, Inc.	2.9%
Top Ten Total	49.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Biotechnology Fund	(9.44%)	6.27%	15.20%
S&P 500 Health Care Index	6.47%	11.12%	14.65%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Biotechnology - 72.1%
Amgen, Inc.	7,736	$1,505,967
Gilead Sciences, Inc.	18,635	1,165,619
Biogen, Inc.*	3,539	1,064,956
Shire plc ADR	5,572	969,751
Vertex Pharmaceuticals, Inc.*	5,347	886,051
Celgene Corp.*	13,715	878,994
Illumina, Inc.*	2,917	874,896
Regeneron Pharmaceuticals, Inc.*	2,300	859,050
Alexion Pharmaceuticals, Inc.*	6,269	610,350
BioMarin Pharmaceutical, Inc.*	6,157	524,269
Incyte Corp.*	7,718	490,788
Seattle Genetics, Inc.*	7,252	410,898
Alnylam Pharmaceuticals, Inc.*	5,220	380,590
Ionis Pharmaceuticals, Inc.*	6,843	369,933
Exact Sciences Corp.*	5,811	366,674
Exelixis, Inc.*	16,965	333,702
Bluebird Bio, Inc.*	3,076	305,139
United Therapeutics Corp.*	2,697	293,703
Sage Therapeutics, Inc.*	3,055	292,638
Loxo Oncology, Inc.*	1,938	271,456
FibroGen, Inc.*	5,821	269,396
Intercept Pharmaceuticals, Inc.*	2,240	225,770
Ligand Pharmaceuticals, Inc. — Class B*	1,645	223,227
ACADIA Pharmaceuticals, Inc.*	13,115	212,070
Myriad Genetics, Inc.*	6,828	198,490
Ultragenyx Pharmaceutical, Inc.*	4,530	196,964
Immunomedics, Inc.*	13,614	194,272
PTC Therapeutics, Inc.*	5,190	178,121
Spark Therapeutics, Inc.*	4,044	158,282
REGENXBIO, Inc.*	3,670	153,956
Medicines Co.*	8,032	153,732
Spectrum Pharmaceuticals, Inc.*	13,600	119,000
Total Biotechnology		15,138,704

Pharmaceuticals - 25.0%
AbbVie, Inc.	17,359	1,600,326
Sarepta Therapeutics, Inc.*	3,626	395,705
Neurocrine Biosciences, Inc.*	4,622	330,057
PRA Health Sciences, Inc.*	3,390	311,744
Nektar Therapeutics*	9,250	304,047
Jazz Pharmaceuticals plc*	2,386	295,769
TESARO, Inc.*	3,599	267,226
Alkermes plc*	8,021	236,700
Array BioPharma, Inc.*	16,151	230,152
Global Blood Therapeutics, Inc.*	5,122	210,258
Agios Pharmaceuticals, Inc.*	4,530	208,878
Heron Therapeutics, Inc.*	7,600	197,144
Madrigal Pharmaceuticals, Inc.*	1,640	184,861
Supernus Pharmaceuticals, Inc.*	5,350	177,727
Portola Pharmaceuticals, Inc.*	8,530	166,506
Clovis Oncology, Inc.*	7,340	131,826
Total Pharmaceuticals		5,248,926

Healthcare-Products - 1.4%
Bio-Techne Corp.	2,103	304,346

Healthcare-Services - 1.2%
Syneos Health, Inc.*	6,494	255,539

Total Common Stocks
(Cost $10,416,309)		20,947,515

RIGHTS††† - 0.0%
Clinical Data, Inc.*,1	4,730	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.4%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$168,868	168,868
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	70,227	70,227
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	46,818	46,818
Total Repurchase Agreements
(Cost $285,913)		285,913

Total Investments - 101.1%
(Cost $10,702,222)		$21,233,428
Other Assets & Liabilities, net - (1.1)%		(233,712)
Total Net Assets - 100.0%		$20,999,716

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Repurchase Agreements — See Note 4
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$20,947,515	$—	$—		$20,947,515
Rights	—	—	—	*	—
Repurchase Agreements	—	285,913	—		285,913
Total Assets	$20,947,515	$285,913	$—		$21,233,428

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $10,416,309)	$20,947,515
Repurchase agreements, at value (cost $285,913)	285,913
Receivables:
Fund shares sold	204,955
Interest	23
Securities lending income	22
Total assets	21,438,428

Liabilities:
Payable for:
Securities purchased	195,474
Fund shares redeemed	165,389
Management fees	14,785
Transfer agent and administrative fees	4,348
Investor service fees	4,348
Portfolio accounting fees	1,739
Trustees’ fees*	455
Miscellaneous	52,174
Total liabilities	438,712
Commitments and contingent liabilities (Note 10)	—
Net assets	$20,999,716

Net assets consist of:
Paid in capital	$11,689,815
Total distributable earnings (loss)	9,309,901
Net assets	$20,999,716
Capital shares outstanding	268,663
Net asset value per share	$78.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$155,838
Interest	2,979
Income from securities lending, net	8,385
Total investment income	167,202

Expenses:
Management fees	222,661
Investor service fees	65,489
Transfer agent and administrative fees	65,489
Professional fees	34,655
Portfolio accounting fees	26,195
Trustees’ fees*	7,180
Custodian fees	3,759
Line of credit fees	333
Miscellaneous	24,264
Total expenses	450,025
Net investment loss	(282,823)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,936,319
Net realized gain	1,936,319
Net change in unrealized appreciation (depreciation) on:
Investments	(4,235,879)
Net change in unrealized appreciation (depreciation)	(4,235,879)
Net realized and unrealized loss	(2,299,560)
Net decrease in net assets resulting from operations	$(2,582,383)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(282,823)	$(260,497)
Net realized gain on investments	1,936,319	1,484,880
Net change in unrealized appreciation (depreciation) on investments	(4,235,879)	4,982,566
Net increase (decrease) in net assets resulting from operations	(2,582,383)	6,206,949

Distributions to shareholders	(71,198)	—

Capital share transactions:
Proceeds from sale of shares	26,330,050	41,892,541
Distributions reinvested	71,198	—
Cost of shares redeemed	(32,020,031)	(41,058,300)
Net increase (decrease) from capital share transactions	(5,618,783)	834,241
Net increase (decrease) in net assets	(8,272,364)	7,041,190

Net assets:
Beginning of year	29,272,080	22,230,890
End of year	$20,999,716	$29,272,080

Capital share activity:
Shares sold	290,934	533,295
Shares issued from reinvestment of distributions	751	—
Shares redeemed	(361,313)	(527,513)
Net increase (decrease) in shares	(69,628)	5,782

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$86.53	$66.86	$83.22	$76.71	$57.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.79)	(.80)	(1.02)	(.62)
Net gain (loss) on investments (realized and unrealized)	(7.17)	20.46	(15.56)	7.53	19.52
Total from investment operations	(8.13)	19.67	(16.36)	6.51	18.90
Less distributions from:
Net realized gains	(.24)	—	—	—	—
Total distributions	(.24)	—	—	—	—
Net asset value, end of period	$78.16	$86.53	$66.86	$83.22	$76.71

Total Return[b]	(9.44%)	29.44%	(19.66%)	8.47%	32.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,000	$29,272	$22,231	$42,005	$38,094
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.99%)	(1.16%)	(1.17%)	(0.92%)
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	109%	137%	127%	161%	165%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2018, Consumer Products Fund returned -12.12%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned -8.38%.

The food products industry was the largest detractor from the Fund’s return for the period, followed by the tobacco industry. The food & staples retailing industry contributed the most to return.

Fund performance for the year got the biggest boost from Keurig Dr. Pepper, Inc., Herbalife Nutrition Ltd., and McCormick & Co., Inc. The Fund’s weakest performers during the year were Philip Morris International, Inc., Kraft Heinz Co., and Altria Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.4%
Coca-Cola Co.	6.1%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.5%
Altria Group, Inc.	4.1%
Mondelez International, Inc. — Class A	3.3%
Kraft Heinz Co.	3.1%
Colgate-Palmolive Co.	3.0%
Estee Lauder Companies, Inc. — Class A	3.0%
Kimberly-Clark Corp.	2.7%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Consumer Products Fund	(12.12%)	4.33%	10.63%
S&P 500 Consumer Staples Index	(8.38%)	6.26%	10.96%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 37.2%
Mondelez International, Inc. — Class A	10,709	$428,681
Kraft Heinz Co.	9,413	405,136
Sysco Corp.	5,112	320,318
Hormel Foods Corp.	6,273	267,732
General Mills, Inc.	6,822	265,649
Hershey Co.	2,454	263,020
Kroger Co.	9,556	262,790
Tyson Foods, Inc. — Class A	4,912	262,301
Kellogg Co.	4,336	247,195
McCormick & Company, Inc.	1,741	242,417
Lamb Weston Holdings, Inc.	2,492	183,312
JM Smucker Co.	1,941	181,464
Campbell Soup Co.	4,970	163,960
Conagra Brands, Inc.	7,252	154,903
US Foods Holding Corp.*	4,659	147,411
Ingredion, Inc.	1,598	146,057
Post Holdings, Inc.*	1,527	136,101
Lancaster Colony Corp.	683	120,795
Flowers Foods, Inc.	5,994	110,709
Pilgrim’s Pride Corp.*	7,120	110,431
Performance Food Group Co.*	3,229	104,200
Sprouts Farmers Market, Inc.*	4,181	98,295
TreeHouse Foods, Inc.*	1,849	93,763
Sanderson Farms, Inc.	870	86,382
Cal-Maine Foods, Inc.	1,895	80,158
Total Food		4,883,180

Beverages - 25.3%
Coca-Cola Co.	16,822	796,522
PepsiCo, Inc.	6,441	711,602
Keurig Dr Pepper, Inc.	13,258	339,935
Constellation Brands, Inc. — Class A	1,893	304,432
Monster Beverage Corp.*	6,054	297,978
Brown-Forman Corp. — Class B	5,765	274,299
Molson Coors Brewing Co. — Class B	3,533	198,413
Anheuser-Busch InBev S.A. ADR	2,316	152,416
Coca-Cola European Partners plc	2,926	134,157
Fomento Economico Mexicano SAB de CV ADR	1,211	104,206
Total Beverages		3,313,960

Cosmetics & Personal Care - 13.9%
Procter & Gamble Co.	9,194	845,112
Colgate-Palmolive Co.	6,705	399,082
Estee Lauder Companies, Inc. — Class A	3,004	390,820
Unilever N.V. — Class Y	1,956	105,233
Edgewell Personal Care Co.*	2,150	80,303
Total Cosmetics & Personal Care		1,820,550

Agriculture - 12.7%
Philip Morris International, Inc.	8,778	586,019
Altria Group, Inc.	10,839	535,338
Archer-Daniels-Midland Co.	6,539	267,903
Bunge Ltd.	2,838	151,663
British American Tobacco plc ADR	3,880	123,617
Total Agriculture		1,664,540

Household Products & Housewares - 7.0%
Kimberly-Clark Corp.	3,102	353,442
Clorox Co.	1,625	250,478
Church & Dwight Company, Inc.	3,479	228,779
Spectrum Brands Holdings, Inc.	1,990	84,077
Total Household Products & Housewares		916,776

Pharmaceuticals - 1.3%
Herbalife Nutrition Ltd.*,1	2,932	172,842

Retail - 0.9%
Casey’s General Stores, Inc.	967	123,911

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	2,070	93,461

Commercial Services - 0.5%
Medifast, Inc.	550	68,761

Total Common Stocks
(Cost $8,946,148)		13,057,981

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.0%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$1,914	1,914
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	796	796
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	531	531
Total Repurchase Agreements
(Cost $3,241)		3,241

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	37,403	37,403
Total Securities Lending Collateral
(Cost $37,403)		37,403

Total Investments - 99.8%
(Cost $8,986,792)		$13,098,625
Other Assets & Liabilities, net - 0.2%		22,464
Total Net Assets - 100.0%		$13,121,089

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,057,981	$—	$—	$13,057,981
Repurchase Agreements	—	3,241	—	3,241
Securities Lending Collateral	37,403	—	—	37,403
Total Assets	$13,095,384	$3,241	$—	$13,098,625

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $43,328 of securities loaned (cost $8,983,551)	$13,095,384
Repurchase agreements, at value (cost $3,241)	3,241
Cash	6,330
Receivables:
Securities sold	70,041
Dividends	40,440
Foreign tax reclaims	1,759
Securities lending income	228
Total assets	13,217,423

Liabilities:
Payable for:
Return of securities lending collateral	43,733
Management fees	9,781
Fund shares redeemed	7,653
Transfer agent and administrative fees	2,877
Investor service fees	2,877
Portfolio accounting fees	1,150
Trustees’ fees*	235
Miscellaneous	28,028
Total liabilities	96,334
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,121,089

Net assets consist of:
Paid in capital	$9,941,142
Total distributable earnings (loss)	3,179,947
Net assets	$13,121,089
Capital shares outstanding	235,242
Net asset value per share	$55.78

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $10)	$382,318
Interest	1,653
Income from securities lending, net	2,549
Total investment income	386,520

Expenses:
Management fees	114,590
Investor service fees	33,703
Transfer agent and administrative fees	33,703
Portfolio accounting fees	13,481
Professional fees	15,128
Trustees’ fees*	3,408
Custodian fees	1,919
Line of credit fees	57
Miscellaneous	16,234
Total expenses	232,223
Net investment income	154,297

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	227,545
Net realized gain	227,545
Net change in unrealized appreciation (depreciation) on:
Investments	(2,430,390)
Net change in unrealized appreciation (depreciation)	(2,430,390)
Net realized and unrealized loss	(2,202,845)
Net decrease in net assets resulting from operations	$(2,048,548)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$154,297	$46,367
Net realized gain on investments	227,545	1,413,048
Net change in unrealized appreciation (depreciation) on investments	(2,430,390)	291,702
Net increase (decrease) in net assets resulting from operations	(2,048,548)	1,751,117

Distributions to shareholders	(517,916)	(712,965)[1]

Capital share transactions:
Proceeds from sale of shares	24,322,968	25,652,415
Distributions reinvested	517,916	712,965
Cost of shares redeemed	(25,177,014)	(29,789,629)
Net decrease from capital share transactions	(336,130)	(3,424,249)
Net decrease in net assets	(2,902,594)	(2,386,097)

Net assets:
Beginning of year	16,023,683	18,409,780
End of year	$13,121,089	$16,023,683

Capital share activity:
Shares sold	397,494	393,943
Shares issued from reinvestment of distributions	8,554	11,492
Shares redeemed	(412,473)	(461,696)
Net decrease in shares	(6,425)	(56,261)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 9):

Net investment income	$(186,845)
Net realized gains	(526,120)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$66.30	$61.79	$61.56	$60.19	$56.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.17	.44	.58	.42
Net gain (loss) on investments (realized and unrealized)	(8.51)	6.79	3.10	3.14	6.72
Total from investment operations	(7.81)	6.96	3.54	3.72	7.14
Less distributions from:
Net investment income	(.45)	(.64)	(.42)	(.34)	(.30)
Net realized gains	(2.26)	(1.81)	(2.89)	(2.01)	(3.59)
Total distributions	(2.71)	(2.45)	(3.31)	(2.35)	(3.89)
Net asset value, end of period	$55.78	$66.30	$61.79	$61.56	$60.19

Total Return[b]	(12.12%)	11.53%	5.42%	6.22%	12.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,121	$16,024	$18,410	$32,481	$26,090
Ratios to average net assets:
Net investment income (loss)	1.14%	0.27%	0.68%	0.95%	0.70%
Total expenses	1.72%	1.70%	1.65%	1.61%	1.66%
Portfolio turnover rate	176%	133%	161%	225%	194%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2018, Electronics Fund returned -12.71%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned -0.29%.

The semiconductors group accounted for almost all of the Fund by weight, and was the largest detractor from return. The semiconductor equipment industry also detracted from return. No segment contributed to return.

For the year, Fund performance got the biggest boost from Advanced Micro Devices, Inc., Xilinx, Inc., and Integrated Device Technology, Inc. Holdings detracting the most from the Fund’s performance for the period were NVIDIA Corp., Applied Materials, Inc., and NXP Semiconductors NV.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.7%
Broadcom, Inc.	6.4%
Texas Instruments, Inc.	5.9%
NVIDIA Corp.	5.4%
QUALCOMM, Inc.	5.0%
Micron Technology, Inc.	3.7%
Analog Devices, Inc.	3.5%
Applied Materials, Inc.	3.5%
Lam Research Corp.	2.8%
Xilinx, Inc.	2.8%
Top Ten Total	47.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Electronics Fund	(12.71%)	12.44%	14.45%
S&P 500 Information Technology Index	(0.29%)	14.93%	18.36%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Semiconductors - 94.0%
Intel Corp.	9,042	$424,341
Broadcom, Inc.	1,220	310,222
Texas Instruments, Inc.	3,013	284,728
NVIDIA Corp.	1,961	261,794
QUALCOMM, Inc.	4,256	242,209
Micron Technology, Inc.*	5,693	180,639
Analog Devices, Inc.	1,971	169,171
Applied Materials, Inc.	5,152	168,676
Lam Research Corp.	1,016	138,349
Xilinx, Inc.	1,600	136,272
NXP Semiconductor N.V.	1,834	134,396
Advanced Micro Devices, Inc.*	6,933	127,983
Microchip Technology, Inc.	1,736	124,853
Maxim Integrated Products, Inc.	2,236	113,701
KLA-Tencor Corp.	1,232	110,252
Skyworks Solutions, Inc.	1,525	102,205
Marvell Technology Group Ltd.	6,227	100,815
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,523	93,124
Qorvo, Inc.*	1,336	81,135
ON Semiconductor Corp.*	4,770	78,753
Integrated Device Technology, Inc.*	1,505	72,887
ASML Holding N.V. — Class G	462	71,896
Teradyne, Inc.	2,265	71,076
Monolithic Power Systems, Inc.	565	65,681
Cypress Semiconductor Corp.	4,955	63,028
Entegris, Inc.	2,207	61,564
Cree, Inc.*	1,426	60,997
Mellanox Technologies Ltd.*	618	57,091
STMicroelectronics N.V. — Class Y	4,084	56,686
Kulicke & Soffa Industries, Inc.	2,757	55,884
MKS Instruments, Inc.	861	55,629
Silicon Laboratories, Inc.*	700	55,167
Silicon Motion Technology Corp. ADR	1,549	53,440
Semtech Corp.*	1,143	52,429
Cabot Microelectronics Corp.	531	50,631
Brooks Automation, Inc.	1,587	41,548
Cirrus Logic, Inc.*	1,228	40,745
Power Integrations, Inc.	655	39,942
Diodes, Inc.*	1,179	38,035
Inphi Corp.*	1,080	34,722
Synaptics, Inc.*	904	33,638
MACOM Technology Solutions Holdings, Inc.*	1,979	28,715
Nanometrics, Inc.*	894	24,433
Total Semiconductors		4,569,482

Energy-Alternate Sources - 2.4%
First Solar, Inc.*	1,442	61,220
SolarEdge Technologies, Inc.*,1	1,595	55,984
Total Energy-Alternate Sources		117,204

Electrical Components & Equipment - 1.3%
Universal Display Corp.	661	61,850

Electronics - 0.8%
Advanced Energy Industries, Inc.*	902	38,723

Miscellaneous Manufacturing - 0.6%
Ambarella, Inc.*	867	30,327

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*	1,136	18,517

Total Common Stocks
(Cost $2,386,508)		4,836,103

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$21,899	21,899
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	9,107	9,107
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	6,071	6,071
Total Repurchase Agreements
(Cost $37,077)		37,077

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	36,202	36,202
Total Securities Lending Collateral
(Cost $36,202)		36,202

Total Investments - 101.0%
(Cost $2,459,787)		$4,909,382
Other Assets & Liabilities, net - (1.0)%		(49,723)
Total Net Assets - 100.0%		$4,859,659

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,836,103	$—	$—	$4,836,103
Repurchase Agreements	—	37,077	—	37,077
Securities Lending Collateral	36,202	—	—	36,202
Total Assets	$4,872,305	$37,077	$—	$4,909,382

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $41,558 of securities loaned (cost $2,422,710)	$4,872,305
Repurchase agreements, at value (cost $37,077)	37,077
Cash	6,126
Receivables:
Fund shares sold	54,398
Dividends	1,989
Securities lending income	137
Interest	4
Total assets	4,972,036

Liabilities:
Payable for:
Securities purchased	46,578
Return of securities lending collateral	42,328
Management fees	3,423
Transfer agent and administrative fees	1,007
Investor service fees	1,007
Fund shares redeemed	784
Portfolio accounting fees	403
Trustees’ fees*	153
Miscellaneous	16,694
Total liabilities	112,377
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,859,659

Net assets consist of:
Paid in capital	$3,135,869
Total distributable earnings (loss)	1,723,790
Net assets	$4,859,659
Capital shares outstanding	72,212
Net asset value per share	$67.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $145)	$123,350
Interest	981
Income from securities lending, net	11,992
Total investment income	136,323

Expenses:
Management fees	71,324
Investor service fees	20,977
Transfer agent and administrative fees	20,977
Professional fees	11,608
Portfolio accounting fees	8,391
Trustees’ fees*	2,997
Custodian fees	1,232
Line of credit fees	20
Miscellaneous	5,946
Total expenses	143,472
Net investment loss	(7,149)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,317,537
Net realized gain	1,317,537
Net change in unrealized appreciation (depreciation) on:
Investments	(2,100,923)
Net change in unrealized appreciation (depreciation)	(2,100,923)
Net realized and unrealized loss	(783,386)
Net decrease in net assets resulting from operations	$(790,535)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,149)	$(48,506)
Net realized gain on investments	1,317,537	641,050
Net change in unrealized appreciation (depreciation) on investments	(2,100,923)	1,682,021
Net increase (decrease) in net assets resulting from operations	(790,535)	2,274,565

Distributions to shareholders	(242,664)	—

Capital share transactions:
Proceeds from sale of shares	21,819,055	35,241,512
Distributions reinvested	242,664	—
Cost of shares redeemed	(27,404,421)	(34,989,891)
Net increase (decrease) from capital share transactions	(5,342,702)	251,621
Net increase (decrease) in net assets	(6,375,901)	2,526,186

Net assets:
Beginning of year	11,235,560	8,709,374
End of year	$4,859,659	$11,235,560

Capital share activity:
Shares sold	262,533	485,493
Shares issued from reinvestment of distributions	2,952	—
Shares redeemed	(333,916)	(487,740)
Net decrease in shares	(68,431)	(2,247)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$79.89	$60.95	$49.03	$48.01	$38.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.34)	(.07)	(.15)	(.01)
Net gain (loss) on investments (realized and unrealized)	(9.54)	19.28	11.99	1.17	9.21
Total from investment operations	(9.61)	18.94	11.92	1.02	9.20
Less distributions from:
Net realized gains	(2.98)	—	—	—	—
Total distributions	(2.98)	—	—	—	—
Net asset value, end of period	$67.30	$79.89	$60.95	$49.03	$48.01

Total Return[b]	(12.71%)	31.06%	24.34%	2.10%	23.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,860	$11,236	$8,709	$5,374	$7,410
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.48%)	(0.14%)	(0.31%)	(0.01%)
Total expenses	1.71%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	248%	327%	362%	351%	381%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2018, Energy Fund returned -25.49%, compared with the -4.38% return of the S&P 500 Index. The S&P 500 Energy Index returned -18.10%.

The oil, gas & consumable fuels industry was the largest detractor from return, followed by the energy equipment & services industry. No segment contributed to return, but the industrial conglomerates industry detracted least.

Andeavor, Petroleo Brasilileiro SA ADR, and ConocoPhillips contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Schlumberger NV, ExxonMobil Corp. and Halliburton Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.9%
Chevron Corp.	6.3%
ConocoPhillips	3.7%
Schlumberger Ltd.	3.0%
EOG Resources, Inc.	3.0%
Occidental Petroleum Corp.	2.9%
Phillips 66	2.7%
Marathon Petroleum Corp.	2.7%
Valero Energy Corp.	2.5%
Kinder Morgan, Inc.	2.4%
Top Ten Total	36.1%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Energy Fund	(25.49%)	(12.22%)	0.22%
S&P 500 Energy Index	(18.10%)	(5.56%)	3.50%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2018
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas - 71.7%
Exxon Mobil Corp.	9,834	$670,580
Chevron Corp.	5,640	613,576
ConocoPhillips	5,798	361,505
EOG Resources, Inc.	3,302	287,967
Occidental Petroleum Corp.	4,641	284,865
Phillips 66	3,061	263,705
Marathon Petroleum Corp.	4,454	262,831
Valero Energy Corp.	3,200	239,904
Pioneer Natural Resources Co.	1,495	196,622
Anadarko Petroleum Corp.	4,454	195,263
Concho Resources, Inc.*	1,873	192,526
Continental Resources, Inc.*	4,152	166,869
Diamondback Energy, Inc.	1,734	160,742
Marathon Oil Corp.	10,267	147,229
BP plc ADR	3,865	146,561
Petroleo Brasileiro S.A. ADR	10,863	141,328
Hess Corp.	3,388	137,214
Devon Energy Corp.	5,939	133,865
Cabot Oil & Gas Corp. — Class A	5,709	127,596
Apache Corp.	4,816	126,420
Noble Energy, Inc.	6,572	123,291
HollyFrontier Corp.	2,386	121,972
Royal Dutch Shell plc — Class A ADR	1,839	107,158
Suncor Energy, Inc.	3,664	102,482
Cimarex Energy Co.	1,648	101,599
Parsley Energy, Inc. — Class A*	5,918	94,570
WPX Energy, Inc.*	8,319	94,421
Helmerich & Payne, Inc.	1,956	93,771
Equities Corp.	4,783	90,351
Canadian Natural Resources Ltd.	3,661	88,340
PBF Energy, Inc. — Class A	2,526	82,524
Murphy Oil Corp.	3,488	81,584
CVR Energy, Inc.	2,350	81,028
Centennial Resource Development, Inc. — Class A*	6,747	74,352
Newfield Exploration Co.*	4,970	72,860
Antero Resources Corp.*	7,484	70,275
Delek US Holdings, Inc.	1,945	63,232
CNX Resources Corp.*	5,454	62,285
Whiting Petroleum Corp.*	2,706	61,399
Range Resources Corp.	6,353	60,798
PDC Energy, Inc.*	1,981	58,955
SM Energy Co.	3,630	56,192
Patterson-UTI Energy, Inc.	5,397	55,859
WildHorse Resource Development Corp.*	3,630	51,219
Ecopetrol S.A. ADR	2,990	47,481
Carrizo Oil & Gas, Inc.*	3,662	41,344
California Resources Corp.*	2,242	38,204
Total Oil & Gas		6,934,714

Pipelines - 13.3%
Kinder Morgan, Inc.	14,913	229,362
Williams Companies, Inc.	9,761	215,230
ONEOK, Inc.	3,597	194,058
Cheniere Energy, Inc.*	2,708	160,287
Targa Resources Corp.	3,234	116,489
Enbridge, Inc.	3,123	97,063
Equitrans Midstream Corp.*	4,712	94,334
Plains GP Holdings, LP — Class A*	3,624	72,842
TransCanada Corp.	1,725	61,582
SemGroup Corp. — Class A	3,246	44,730
Total Pipelines		1,285,977

Oil & Gas Services - 11.8%
Schlumberger Ltd.	8,156	294,268
Baker Hughes a GE Co.	9,205	197,908
Halliburton Co.	6,962	185,050
National Oilwell Varco, Inc.	5,044	129,631
TechnipFMC plc	4,704	92,104
RPC, Inc.	5,950	58,726
Core Laboratories N.V.	980	58,467
ProPetro Holding Corp.*	3,464	42,676
Oceaneering International, Inc.*	3,496	42,302
US Silica Holdings, Inc.	3,460	35,223
Total Oil & Gas Services		1,136,355

Coal - 0.8%
Peabody Energy Corp.	2,536	77,297

Energy-Alternate Sources - 0.7%
Renewable Energy Group, Inc.*	1,600	41,120
Green Plains, Inc.	2,263	29,668
Total Energy-Alternate Sources		70,788

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	2,951	62,915

Transportation - 0.6%
Golar LNG Ltd.	2,840	61,799

Total Common Stocks
(Cost $5,776,457)		9,629,845

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
ENERGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 0.5%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$29,021	$29,021
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	12,069	12,069
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	8,046	8,046
Total Repurchase Agreements
(Cost $49,136)		49,136

Total Investments - 100.1%
(Cost $5,825,593)		$9,678,981
Other Assets & Liabilities, net - (0.1)%		(6,858)
Total Net Assets - 100.0%		$9,672,123

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,629,845	$—	$—	$9,629,845
Repurchase Agreements	—	49,136	—	49,136
Total Assets	$9,629,845	$49,136	$—	$9,678,981

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $5,776,457)	$9,629,845
Repurchase agreements, at value (cost $49,136)	49,136
Cash	135
Receivables:
Fund shares sold	35,049
Dividends	9,739
Securities lending income	10
Interest	4
Total assets	9,723,918

Liabilities:
Payable for:
Professional fees	18,666
Management fees	7,155
Fund shares redeemed	5,428
Transfer agent and administrative fees	2,104
Investor service fees	2,104
Portfolio accounting fees	842
Trustees’ fees*	308
Miscellaneous	15,188
Total liabilities	51,795
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,672,123

Net assets consist of:
Paid in capital	$15,842,893
Total distributable earnings (loss)	(6,170,770)
Net assets	$9,672,123
Capital shares outstanding	174,835
Net asset value per share	$55.32

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $4,290)	$292,278
Interest	1,870
Income from securities lending, net	3,198
Total investment income	297,346

Expenses:
Management fees	142,398
Investor service fees	41,882
Transfer agent and administrative fees	41,882
Professional fees	18,944
Portfolio accounting fees	16,752
Trustees’ fees*	4,521
Custodian fees	2,425
Line of credit fees	26
Miscellaneous	18,560
Total expenses	287,390
Net investment income	9,956

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	342,155
Net realized gain	342,155
Net change in unrealized appreciation (depreciation) on:
Investments	(4,513,930)
Net change in unrealized appreciation (depreciation)	(4,513,930)
Net realized and unrealized loss	(4,171,775)
Net decrease in net assets resulting from operations	$(4,161,819)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,956	$149,779
Net realized gain on investments	342,155	862,529
Net change in unrealized appreciation (depreciation) on investments	(4,513,930)	(3,472,763)
Net decrease in net assets resulting from operations	(4,161,819)	(2,460,455)

Distributions to shareholders	(100,740)	(110,100)[1]

Capital share transactions:
Proceeds from sale of shares	79,229,795	117,598,047
Distributions reinvested	100,740	110,100
Cost of shares redeemed	(82,713,811)	(125,936,864)
Net decrease from capital share transactions	(3,383,276)	(8,228,717)
Net decrease in net assets	(7,645,835)	(10,799,272)

Net assets:
Beginning of year	17,317,958	28,117,230
End of year	$9,672,123	$17,317,958

Capital share activity:
Shares sold	1,057,017	1,574,560
Shares issued from reinvestment of distributions	1,272	1,707
Shares redeemed	(1,115,672)	(1,695,100)
Net decrease in shares	(57,383)	(118,833)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$74.58	$80.09	$61.43	$90.41	$123.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.53	.08	.76	.48
Net gain (loss) on investments (realized and unrealized)	(18.95)	(5.61)	18.72	(27.58)	(21.93)
Total from investment operations	(18.91)	(5.08)	18.80	(26.82)	(21.45)
Less distributions from:
Net investment income	(.35)	(.43)	(.14)	(.36)	(.12)
Net realized gains	—	—	—	(1.80)	(12.00)
Total distributions	(.35)	(.43)	(.14)	(2.16)	(12.12)
Net asset value, end of period	$55.32	$74.58	$80.09	$61.43	$90.41

Total Return[b]	(25.49%)	(6.26%)	31.37%	(30.22%)	(18.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,672	$17,318	$28,117	$19,682	$26,560
Ratios to average net assets:
Net investment income (loss)	0.06%	0.75%	0.42%	0.91%	0.38%
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	490%	573%	293%	121%	214%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2018, Energy Services Fund returned -45.65%, compared with the S&P 500 Index, which returned -4.38%. The S&P 500 Energy Index returned -18.10%.

The two industries that compose this Fund both detracted from return. The oil & gas equipment & services industry detracted the most, followed by the oil & gas drilling industry.

Covia Holdings Corp., Helix Energy Solutions Group, Inc., and Basic Energy Services, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Schlumberger NV, Halliburton Co., and Baker Hughes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	14.2%
Halliburton Co.	10.0%
Baker Hughes a GE Co.	9.9%
National Oilwell Varco, Inc.	6.4%
Helmerich & Payne, Inc.	4.6%
TechnipFMC plc	4.2%
Transocean Ltd.	4.1%
Patterson-UTI Energy, Inc.	3.3%
Tenaris S.A. ADR	3.3%
Cactus, Inc. — Class A	3.3%
Top Ten Total	63.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Energy Services Fund	(45.65%)	(23.45%)	(4.87%)
S&P 500 Energy Index	(18.10%)	(5.56%)	3.50%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Oil & Gas Services - 76.2%
Schlumberger Ltd.	13,787	$497,435
Halliburton Co.	13,154	349,634
Baker Hughes a GE Co.	16,015	344,323
National Oilwell Varco, Inc.	8,694	223,436
TechnipFMC plc	7,559	148,005
RPC, Inc.	11,145	110,001
Core Laboratories N.V.	1,826	108,939
Apergy Corp.*	3,977	107,697
Liberty Oilfield Services, Inc. — Class A	6,975	90,326
McDermott International, Inc.*	13,043	85,301
Dril-Quip, Inc.*	2,710	81,381
ProPetro Holding Corp.*	6,482	79,858
Oceaneering International, Inc.*	6,550	79,255
Archrock, Inc.	9,875	73,964
C&J Energy Services, Inc.*	5,447	73,535
Oil States International, Inc.*	5,015	71,614
Keane Group, Inc.*	8,733	71,436
US Silica Holdings, Inc.[1]	6,470	65,865
Total Oil & Gas Services		2,662,005

Oil & Gas - 16.5%
Helmerich & Payne, Inc.	3,344	160,311
Transocean Ltd.*	20,560	142,686
Patterson-UTI Energy, Inc.	11,160	115,506
Diamond Offshore Drilling, Inc.*	9,408	88,812
Mammoth Energy Services, Inc.	3,813	68,558
Total Oil & Gas		575,873

Metal Fabricate & Hardware - 3.3%
Tenaris S.A. ADR	5,405	115,234

Machinery-Diversified - 3.3%
Cactus, Inc. — Class A*	4,143	113,560

Total Common Stocks
(Cost $3,115,310)		3,466,672

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$16,629	16,629
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	6,916	6,916
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	4,610	4,610
Total Repurchase Agreements
(Cost $28,155)		28,155

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	40,896	40,896
Total Securities Lending Collateral
(Cost $40,896)		40,896

Total Investments - 101.3%
(Cost $3,184,361)		$3,535,723
Other Assets & Liabilities, net - (1.3)%		(43,719)
Total Net Assets - 100.0%		$3,492,004

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,466,672	$—	$—	$3,466,672
Repurchase Agreements	—	28,155	—	28,155
Securities Lending Collateral	40,896	—	—	40,896
Total Assets	$3,507,568	$28,155	$—	$3,535,723

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $44,252 of securities loaned (cost $3,156,206)	$3,507,568
Repurchase agreements, at value (cost $28,155)	28,155
Cash	6,921
Receivables:
Securities sold	72,298
Fund shares sold	9,917
Dividends	8,320
Securities lending income	58
Interest	2
Total assets	3,633,239

Liabilities:
Payable for:
Fund shares redeemed	73,726
Return of securities lending collateral	47,817
Management fees	2,599
Transfer agent and administrative fees	764
Investor service fees	764
Portfolio accounting fees	306
Trustees’ fees*	142
Miscellaneous	15,117
Total liabilities	141,235
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,492,004

Net assets consist of:
Paid in capital	$12,581,121
Total distributable earnings (loss)	(9,089,117)
Net assets	$3,492,004
Capital shares outstanding	115,207
Net asset value per share	$30.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $580)	$100,149
Interest	826
Income from securities lending, net	7,493
Total investment income	108,468

Expenses:
Management fees	58,270
Investor service fees	17,138
Transfer agent and administrative fees	17,138
Professional fees	7,393
Portfolio accounting fees	6,855
Trustees’ fees*	2,303
Custodian fees	1,030
Line of credit fees	42
Miscellaneous	7,335
Total expenses	117,504
Net investment loss	(9,036)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(139,979)
Net realized loss	(139,979)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,076,408)
Net change in unrealized appreciation (depreciation)	(3,076,408)
Net realized and unrealized loss	(3,216,387)
Net decrease in net assets resulting from operations	$(3,225,423)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,036)	$200,476
Net realized loss on investments	(139,979)	(606,661)
Net change in unrealized appreciation (depreciation) on investments	(3,076,408)	(2,250,644)
Net decrease in net assets resulting from operations	(3,225,423)	(2,656,829)

Distributions to shareholders	(203,149)	—

Capital share transactions:
Proceeds from sale of shares	23,622,688	38,145,435
Distributions reinvested	203,149	—
Cost of shares redeemed	(25,952,063)	(40,212,231)
Net decrease from capital share transactions	(2,126,226)	(2,066,796)
Net decrease in net assets	(5,554,798)	(4,723,625)

Net assets:
Beginning of year	9,046,802	13,770,427
End of year	$3,492,004	$9,046,802

Capital share activity:
Shares sold	441,752	668,004
Shares issued from reinvestment of distributions	3,791	—
Shares redeemed	(487,404)	(705,427)
Net decrease in shares	(41,861)	(37,423)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$57.60	$70.80	$58.00	$85.24	$132.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	1.11	(.03)	.66	.36
Net gain (loss) on investments (realized and unrealized)	(25.46)	(14.31)	12.92	(27.60)	(37.41)
Total from investment operations	(25.53)	(13.20)	12.89	(26.94)	(37.05)
Less distributions from:
Net investment income	(1.76)	—	(.09)	(.30)	—
Net realized gains	—	—	—	—	(9.96)
Total distributions	(1.76)	—	(.09)	(.30)	(9.96)
Net asset value, end of period	$30.31	$57.60	$70.80	$58.00	$85.24

Total Return[b]	(45.65%)	(18.64%)	23.15%	(31.70%)	(29.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,492	$9,047	$13,770	$11,475	$15,843
Ratios to average net assets:
Net investment income (loss)	(0.13%)	1.92%	(0.26%)	0.85%	0.29%
Total expenses	1.71%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	331%	338%	291%	175%	220%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse Share Split — per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2018, Financial Services Fund returned -12.28%, while the S&P 500 Index returned -4.38% over the same period. The S&P 500 Financials Index returned -13.03%.

The banks industry was the largest detractor from return, followed by capital markets. The commercial banks industry was the largest contributor to return, followed by the real estate investment trusts segment.

XL Group Ltd., CME Group, Inc. Class A, and Popular, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Citigroup, Inc., Wells Fargo & Co., and Goldman Sachs Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.4%
JPMorgan Chase & Co.	2.7%
Bank of America Corp.	2.4%
Wells Fargo & Co.	2.2%
Citigroup, Inc.	1.7%
American Express Co.	1.3%
U.S. Bancorp	1.3%
CME Group, Inc. — Class A	1.3%
Morgan Stanley	1.2%
American Tower Corp. — Class A	1.2%
Top Ten Total	18.7%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Financial Services Fund	(12.28%)	4.88%	8.75%
S&P 500 Financials Index	(13.03%)	8.16%	10.92%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2018
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Banks - 30.9%
JPMorgan Chase & Co.	1,981	$193,385
Bank of America Corp.	6,833	168,365
Wells Fargo & Co.	3,431	158,101
Citigroup, Inc.	2,306	120,050
U.S. Bancorp	2,007	91,720
Morgan Stanley	2,235	88,618
Goldman Sachs Group, Inc.	506	84,527
PNC Financial Services Group, Inc.	684	79,967
Bank of New York Mellon Corp.	1,609	75,736
BB&T Corp.	1,438	62,294
State Street Corp.	855	53,925
SunTrust Banks, Inc.	1,028	51,852
M&T Bank Corp.	341	48,807
Northern Trust Corp.	560	46,811
Fifth Third Bancorp	1,813	42,660
KeyCorp	2,873	42,463
First Republic Bank	477	41,451
Regions Financial Corp.	3,037	40,635
Citizens Financial Group, Inc.	1,362	40,492
Huntington Bancshares, Inc.	3,263	38,895
ICICI Bank Ltd. ADR	3,646	37,517
HDFC Bank Ltd. ADR	360	37,293
Comerica, Inc.	528	36,268
Toronto-Dominion Bank	720	35,799
Popular, Inc.	747	35,273
Royal Bank of Canada	510	34,945
SVB Financial Group*	174	33,046
Zions Bancorp North America	746	30,392
East West Bancorp, Inc.	627	27,293
Commerce Bancshares, Inc.	478	26,965
Signature Bank	231	23,749
First Horizon National Corp.	1,703	22,412
PacWest Bancorp	658	21,898
Synovus Financial Corp.	666	21,305
Wintrust Financial Corp.	317	21,077
Pinnacle Financial Partners, Inc.	448	20,653
IBERIABANK Corp.	315	20,248
MB Financial, Inc.	500	19,815
Umpqua Holdings Corp.	1,240	19,716
Associated Banc-Corp.	996	19,711
Bank OZK	856	19,543
Hancock Whitney Corp.	561	19,439
First Hawaiian, Inc.	830	18,683
Texas Capital Bancshares, Inc.*	347	17,728
Total Banks		2,191,522

REITs - 28.1%
American Tower Corp. — Class A	553	87,479
Simon Property Group, Inc.	459	77,107
Crown Castle International Corp.	662	71,913
Prologis, Inc.	1,092	64,122
Public Storage	311	62,949
Equinix, Inc.	159	56,057
Welltower, Inc.	781	54,209
AvalonBay Communities, Inc.	302	52,563
Equity Residential	786	51,884
Digital Realty Trust, Inc.	476	50,718
Ventas, Inc.	817	47,868
Realty Income Corp.	723	45,578
SBA Communications Corp.*	281	45,491
Boston Properties, Inc.	392	44,120
Weyerhaeuser Co.	1,957	42,780
Essex Property Trust, Inc.	173	42,421
HCP, Inc.	1,392	38,879
Annaly Capital Management, Inc.	3,879	38,092
Alexandria Real Estate Equities, Inc.	325	37,453
Host Hotels & Resorts, Inc.	2,245	37,424
Vornado Realty Trust	587	36,412
Extra Space Storage, Inc.	396	35,830
Mid-America Apartment Communities, Inc.	364	34,835
UDR, Inc.	877	34,747
Regency Centers Corp.	590	34,621
Invitation Homes, Inc.	1,717	34,477
AGNC Investment Corp.	1,851	32,467
Iron Mountain, Inc.	999	32,378
Duke Realty Corp.	1,234	31,961
Federal Realty Investment Trust	268	31,635
Camden Property Trust	348	30,641
National Retail Properties, Inc.	611	29,640
VICI Properties, Inc.	1,560	29,297
Lamar Advertising Co. — Class A	418	28,917
Omega Healthcare Investors, Inc.	807	28,366
Gaming and Leisure Properties, Inc.	865	27,948
SL Green Realty Corp.	351	27,757
Apartment Investment & Management Co. — Class A	632	27,732
Macerich Co.	633	27,396
Kilroy Realty Corp.	428	26,913
Kimco Realty Corp.	1,836	26,897
Liberty Property Trust	631	26,426
American Homes 4 Rent — Class A	1,310	26,003
Douglas Emmett, Inc.	760	25,939
STORE Capital Corp.	913	25,847
CyrusOne, Inc.	465	24,589
CubeSmart	852	24,444
Park Hotels & Resorts, Inc.	924	24,005
New Residential Investment Corp.	1,660	23,589
Brixmor Property Group, Inc.	1,531	22,490
Sabra Health Care REIT, Inc.	1,099	18,112
Uniti Group, Inc.	1,163	18,108
Senior Housing Properties Trust	1,530	17,932
PotlatchDeltic Corp.	479	15,156
Total REITs		1,992,614

Insurance - 19.9%
Berkshire Hathaway, Inc. — Class B*	1,192	243,382
MetLife, Inc.	1,686	69,227
Marsh & McLennan Companies, Inc.	854	68,106
American International Group, Inc.	1,655	65,223
Aflac, Inc.	1,410	64,240
Progressive Corp.	1,055	63,648

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
FINANCIAL SERVICES FUND

	Shares	Value

Chubb Ltd.	492	$63,557
Prudential Financial, Inc.	763	62,223
Travelers Companies, Inc.	511	61,192
Allstate Corp.	698	57,676
Willis Towers Watson plc	319	48,443
Hartford Financial Services Group, Inc.	984	43,739
Loews Corp.	902	41,059
Arthur J Gallagher & Co.	541	39,872
Aon plc	272	39,538
Arch Capital Group Ltd.*	1,464	39,118
Cincinnati Financial Corp.	499	38,633
Principal Financial Group, Inc.	872	38,516
Lincoln National Corp.	688	35,301
Everest Re Group Ltd.	157	34,188
AXA Equitable Holdings, Inc.	1,986	33,027
Fidelity National Financial, Inc.	1,030	32,383
Athene Holding Ltd. — Class A*	731	29,116
Unum Group	939	27,588
Voya Financial, Inc.	670	26,894
Assurant, Inc.	290	25,938
Brighthouse Financial, Inc.*	644	19,629
Total Insurance		1,411,456

Diversified Financial Services - 16.1%
American Express Co.	989	94,272
CME Group, Inc. — Class A	480	90,298
BlackRock, Inc. — Class A	211	82,885
Charles Schwab Corp.	1,978	82,146
Intercontinental Exchange, Inc.	953	71,790
Capital One Financial Corp.	852	64,403
TD Ameritrade Holding Corp.	1,175	57,528
T. Rowe Price Group, Inc.	560	51,699
Interactive Brokers Group, Inc. — Class A	928	50,715
Discover Financial Services	809	47,715
Synchrony Financial	1,881	44,128
Franklin Resources, Inc.	1,417	42,028
Ameriprise Financial, Inc.	387	40,391
Nasdaq, Inc.	480	39,154
E*TRADE Financial Corp.	818	35,894
Raymond James Financial, Inc.	479	35,642
Cboe Global Markets, Inc.	363	35,512
Ally Financial, Inc.	1,445	32,744
SEI Investments Co.	617	28,505
Invesco Ltd.	1,683	28,173
Jefferies Financial Group, Inc.	1,474	25,589
LPL Financial Holdings, Inc.	403	24,615
Affiliated Managers Group, Inc.	244	23,775
LendingTree, Inc.*	75	16,468
Total Diversified Financial Services		1,146,069

Commercial Services - 2.2%
S&P Global, Inc.	411	69,845
Moody’s Corp.	392	54,896
MarketAxess Holdings, Inc.	139	29,372
Total Commercial Services		154,113

Savings & Loans - 0.9%
People’s United Financial, Inc.	1,733	25,007
Sterling Bancorp	1,272	21,001
Investors Bancorp, Inc.	1,804	18,761
Total Savings & Loans		64,769

Private Equity - 0.6%
KKR & Company, Inc. — Class A	2,272	44,599

Software - 0.6%
MSCI, Inc. — Class A	271	39,954

Media - 0.4%
FactSet Research Systems, Inc.	139	27,818

Real Estate - 0.0%
Newmark Group, Inc. — Class A	1	7

Total Common Stocks
(Cost $3,987,532)		7,072,921

	Face Amount

REPURCHASE AGREEMENTS††,1 - 1.0%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$43,743	43,743
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	18,191	18,191
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	12,128	12,128
Total Repurchase Agreements
(Cost $74,062)		74,062

Total Investments - 100.7%
(Cost $4,061,594)		$7,146,983
Other Assets & Liabilities, net - (0.7)%		(48,575)
Total Net Assets - 100.0%		$7,098,408

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,072,921	$—	$—	$7,072,921
Repurchase Agreements	—	74,062	—	74,062
Total Assets	$7,072,921	$74,062	$—	$7,146,983

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $3,987,532)	$7,072,921
Repurchase agreements, at value (cost $74,062)	74,062
Receivables:
Dividends	18,827
Fund shares sold	882
Foreign tax reclaims	59
Interest	6
Securities lending income	5
Total assets	7,166,762

Liabilities:
Payable for:
Fund shares redeemed	28,811
Management fees	5,231
Transfer agent and administrative fees	1,538
Investor service fees	1,538
Portfolio accounting fees	616
Trustees’ fees*	285
Miscellaneous	30,335
Total liabilities	68,354
Commitments and contingent liabilities (Note 10)	—
Net assets	$7,098,408

Net assets consist of:
Paid in capital	$5,142,184
Total distributable earnings (loss)	1,956,224
Net assets	$7,098,408
Capital shares outstanding	96,630
Net asset value per share	$73.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $672)	$255,511
Interest	1,369
Income from securities lending, net	494
Total investment income	257,374

Expenses:
Management fees	97,035
Investor service fees	28,539
Transfer agent and administrative fees	28,539
Portfolio accounting fees	11,416
Professional fees	13,215
Trustees’ fees*	3,987
Custodian fees	1,720
Line of credit fees	65
Miscellaneous	11,318
Total expenses	195,834
Net investment income	61,540

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	914,802
Net realized gain	914,802
Net change in unrealized appreciation (depreciation) on:
Investments	(2,021,689)
Net change in unrealized appreciation (depreciation)	(2,021,689)
Net realized and unrealized loss	(1,106,887)
Net decrease in net assets resulting from operations	$(1,045,347)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$61,540	$149,881
Net realized gain on investments	914,802	925,229
Net change in unrealized appreciation (depreciation) on investments	(2,021,689)	765,877
Net increase (decrease) in net assets resulting from operations	(1,045,347)	1,840,987

Distributions to shareholders	(80,650)	(71,565)[1]

Capital share transactions:
Proceeds from sale of shares	48,162,381	57,801,599
Distributions reinvested	80,650	71,565
Cost of shares redeemed	(56,375,926)	(59,515,447)
Net decrease from capital share transactions	(8,132,895)	(1,642,283)
Net increase (decrease) in net assets	(9,258,892)	127,139

Net assets:
Beginning of year	16,357,300	16,230,161
End of year	$7,098,408	$16,357,300

Capital share activity:
Shares sold	576,992	733,065
Shares issued from reinvestment of distributions	963	927
Shares redeemed	(674,978)	(761,395)
Net decrease in shares	(97,023)	(27,403)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 9).

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$84.47	$73.42	$64.46	$67.34	$60.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.77	— [b]	.72	.27
Net gain (loss) on investments (realized and unrealized)	(10.74)	10.63	9.32	(3.36)	7.28
Total from investment operations	(10.29)	11.40	9.32	(2.64)	7.55
Less distributions from:
Net investment income	(.72)	(.35)	(.36)	(.24)	(.36)
Total distributions	(.72)	(.35)	(.36)	(.24)	(.36)
Net asset value, end of period	$73.46	$84.47	$73.42	$64.46	$67.34

Total Return[c]	(12.28%)	15.57%	15.83%	(3.99%)	12.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,098	$16,357	$16,230	$13,963	$13,743
Ratios to average net assets:
Net investment income (loss)	0.54%	1.00%	— [e]	1.09%	0.41%
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	403%	364%	329%	213%	215%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2018, Health Care Fund returned 1.25%, compared with a -4.38% return for the S&P 500 Index. The S&P 500 Health Care Index returned 6.47%.

The Fund is mostly composed of four large industries: pharmaceuticals, biotechnology, health care providers, and health care equipment. Only the biotechnology industry detracted from return. All other industries contributed to return, led by health care equipment.

The best-performing holdings in the Fund were Merck & Co., Inc., Eli Lilly and Co., and Pfizer, Inc. The worst-performing holdings in the Fund included Perrigo Co. Plc, Celgene Corp., and Alkermes Plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.5%
Pfizer, Inc.	3.1%
UnitedHealth Group, Inc.	3.0%
Merck & Company, Inc.	2.7%
AbbVie, Inc.	2.3%
Abbott Laboratories	2.2%
Amgen, Inc.	2.2%
Eli Lilly & Co.	2.2%
Thermo Fisher Scientific, Inc.	1.8%
Bristol-Myers Squibb Co.	1.8%
Top Ten Total	24.8%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Health Care Fund	1.25%	7.91%	12.98%
S&P 500 Health Care Index	6.47%	11.12%	14.65%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2018
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Pharmaceuticals - 33.2%
Johnson & Johnson	5,540	$714,937
Pfizer, Inc.	14,606	637,552
Merck & Company, Inc.	7,363	562,607
AbbVie, Inc.	5,170	476,622
Eli Lilly & Co.	3,814	441,356
Bristol-Myers Squibb Co.	7,026	365,212
CVS Health Corp.	5,418	355,006
Allergan plc	2,015	269,325
Cigna Corp.	1,399	265,687
Zoetis, Inc.	2,980	254,909
McKesson Corp.	1,640	181,171
Teva Pharmaceutical Industries Ltd. ADR*	10,371	159,921
AmerisourceBergen Corp. — Class A	2,053	152,743
Mylan N.V.*	5,400	147,960
Cardinal Health, Inc.	3,186	142,096
Canopy Growth Corp.*	5,090	136,768
DexCom, Inc.*	1,093	130,941
Novartis AG ADR	1,480	126,999
Jazz Pharmaceuticals plc*	1,012	125,448
AstraZeneca plc ADR	3,188	121,080
Sarepta Therapeutics, Inc.*	1,076	117,424
Alkermes plc*	3,672	108,361
Bausch Health Companies, Inc.*	5,415	100,015
Neurocrine Biosciences, Inc.*	1,372	97,975
PRA Health Sciences, Inc.*	1,013	93,155
Perrigo Company plc	2,365	91,644
Nektar Therapeutics*	2,752	90,458
TESARO, Inc.*	1,071	79,522
Array BioPharma, Inc.*	4,817	68,642
Global Blood Therapeutics, Inc.*	1,527	62,683
Heron Therapeutics, Inc.*	2,266	58,780
Mallinckrodt plc*	2,719	42,960
Total Pharmaceuticals		6,779,959

Healthcare-Products - 27.0%
Abbott Laboratories	6,235	450,978
Thermo Fisher Scientific, Inc.	1,632	365,225
Danaher Corp.	3,239	334,006
Medtronic plc	3,632	330,367
Becton Dickinson and Co.	1,369	308,463
Stryker Corp.	1,901	297,982
Intuitive Surgical, Inc.*	620	296,930
Boston Scientific Corp.*	7,845	277,242
Baxter International, Inc.	3,548	233,529
Edwards Lifesciences Corp.*	1,441	220,718
Zimmer Biomet Holdings, Inc.	1,736	180,058
Align Technology, Inc.*	789	165,240
ResMed, Inc.	1,412	160,784
ABIOMED, Inc.*	482	156,669
IDEXX Laboratories, Inc.*	842	156,629
Cooper Companies, Inc.	555	141,248
Teleflex, Inc.	537	138,804
Hologic, Inc.*	3,340	137,274
Henry Schein, Inc.*	1,731	135,918
Varian Medical Systems, Inc.*	1,108	125,547
LivaNova plc*	1,310	119,826
Dentsply Sirona, Inc.	3,104	115,500
Masimo Corp.*	879	94,378
Bio-Techne Corp.	633	91,608
ICU Medical, Inc.*	380	87,259
Insulet Corp.*	1,097	87,014
Integra LifeSciences Holdings Corp.*	1,668	75,227
Inogen, Inc.*	540	67,052
Tandem Diabetes Care, Inc.*	1,640	62,271
NuVasive, Inc.*	1,243	61,603
Patterson Companies, Inc.	2,686	52,807
Total Healthcare-Products		5,528,156

Biotechnology - 20.6%
Amgen, Inc.	2,306	448,909
Gilead Sciences, Inc.	5,555	347,465
Biogen, Inc.*	1,058	318,373
Shire plc ADR	1,656	288,210
Vertex Pharmaceuticals, Inc.*	1,590	263,479
Celgene Corp.*	4,085	261,808
Illumina, Inc.*	872	261,539
Regeneron Pharmaceuticals, Inc.*	692	258,462
Alexion Pharmaceuticals, Inc.*	1,866	181,674
BioMarin Pharmaceutical, Inc.*	1,833	156,080
Incyte Corp.*	2,302	146,384
Seattle Genetics, Inc.*	2,165	122,669
Alnylam Pharmaceuticals, Inc.*	1,559	113,667
Ionis Pharmaceuticals, Inc.*	2,037	110,120
Exact Sciences Corp.*	1,737	109,605
Exelixis, Inc.*	5,055	99,432
Bluebird Bio, Inc.*	922	91,462
Sage Therapeutics, Inc.*	912	87,361
United Therapeutics Corp.*	800	87,120
Loxo Oncology, Inc.*	584	81,801
Intercept Pharmaceuticals, Inc.*	673	67,832
Ligand Pharmaceuticals, Inc. — Class B*	492	66,764
ACADIA Pharmaceuticals, Inc.*	3,907	63,176
Myriad Genetics, Inc.*	2,040	59,303
Immunomedics, Inc.*	4,057	57,893
PTC Therapeutics, Inc.*	1,548	53,127
Total Biotechnology		4,203,715

Healthcare-Services - 13.7%
UnitedHealth Group, Inc.	2,449	610,095
Anthem, Inc.	1,250	328,288
HCA Healthcare, Inc.	2,069	257,487
Humana, Inc.	880	252,102
IQVIA Holdings, Inc.*	1,629	189,241
Centene Corp.*	1,629	187,824
Laboratory Corporation of America Holdings*	1,114	140,765
WellCare Health Plans, Inc.*	590	139,293
Quest Diagnostics, Inc.	1,572	130,900
Universal Health Services, Inc. — Class B	1,112	129,615
DaVita, Inc.*	2,238	115,168
Molina Healthcare, Inc.*	906	105,295

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
HEALTH CARE FUND

	Shares	Value

Amedisys, Inc.*	660	$77,293
Teladoc Health, Inc.*	1,470	72,868
Acadia Healthcare Company, Inc.*	2,230	57,333
Total Healthcare-Services		2,793,567

Electronics - 2.4%
Agilent Technologies, Inc.	2,701	182,210
Waters Corp.*	800	150,920
Mettler-Toledo International, Inc.*	264	149,313
Total Electronics		482,443

Software - 2.3%
Cerner Corp.*	3,157	165,553
Veeva Systems, Inc. — Class A*	1,576	140,768
athenahealth, Inc.*	690	91,032
Medidata Solutions, Inc.*	1,184	79,825
Total Software		477,178

Commercial Services - 0.3%
HealthEquity, Inc.*	1,225	73,071

Total Common Stocks
(Cost $10,208,383)		20,338,089

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$84,912	84,912
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	35,313	35,313
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	23,542	23,542
Total Repurchase Agreements
(Cost $143,767)		143,767

Total Investments - 100.2%
(Cost $10,352,150)		$20,481,856
Other Assets & Liabilities, net - (0.2)%		(44,637)
Total Net Assets - 100.0%		$20,437,219

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,338,089	$—	$—	$20,338,089
Repurchase Agreements	—	143,767	—	143,767
Total Assets	$20,338,089	$143,767	$—	$20,481,856

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $10,208,383)	$20,338,089
Repurchase agreements, at value (cost $143,767)	143,767
Receivables:
Securities sold	367,479
Dividends	14,506
Foreign tax reclaims	1,306
Fund shares sold	1,192
Interest	12
Total assets	20,866,351

Liabilities:
Payable for:
Fund shares redeemed	349,264
Management fees	15,601
Transfer agent and administrative fees	4,589
Investor service fees	4,589
Portfolio accounting fees	1,835
Trustees’ fees*	455
Miscellaneous	52,799
Total liabilities	429,132
Commitments and contingent liabilities (Note 10)	—
Net assets	$20,437,219

Net assets consist of:
Paid in capital	$12,604,236
Total distributable earnings (loss)	7,832,983
Net assets	$20,437,219
Capital shares outstanding	327,610
Net asset value per share	$62.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $304)	$237,712
Interest	3,018
Income from securities lending, net	3,130
Total investment income	243,860

Expenses:
Management fees	205,933
Investor service fees	60,568
Transfer agent and administrative fees	60,568
Professional Fees	29,374
Portfolio accounting fees	24,227
Trustees’ fees*	5,963
Custodian fees	3,444
Line of credit fees	189
Miscellaneous	27,529
Total expenses	417,795
Net investment loss	(173,935)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,244,879
Net realized gain	1,244,879
Net change in unrealized appreciation (depreciation) on:
Investments	(1,637,146)
Net change in unrealized appreciation (depreciation)	(1,637,146)
Net realized and unrealized loss	(392,267)
Net decrease in net assets resulting from operations	$(566,202)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(173,935)	$(176,476)
Net realized gain on investments	1,244,879	1,060,371
Net change in unrealized appreciation (depreciation) on investments	(1,637,146)	3,512,248
Net increase (decrease) in net assets resulting from operations	(566,202)	4,396,143

Distributions to shareholders	(331,012)	(1,042,418)[1]

Capital share transactions:
Proceeds from sale of shares	48,533,376	40,295,378
Distributions reinvested	331,012	1,042,418
Cost of shares redeemed	(50,187,301)	(40,812,108)
Net increase (decrease) from capital share transactions	(1,322,913)	525,688
Net increase (decrease) in net assets	(2,220,127)	3,879,413

Net assets:
Beginning of year	22,657,346	18,777,933
End of year	$20,437,219	$22,657,346

Capital share activity:
Shares sold	720,012	675,760
Shares issued from reinvestment of distributions	4,840	17,299
Shares redeemed	(760,178)	(687,013)
Net increase (decrease) in shares	(35,326)	6,046

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$62.43	$52.62	$60.47	$58.82	$48.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.44)	(.37)	(.30)	(.31)
Net gain (loss) on investments (realized and unrealized)	1.33 [c]	12.39	(5.36)	3.11	12.29
Total from investment operations	.85	11.95	(5.73)	2.81	11.98
Less distributions from:
Net realized gains	(.90)	(2.14)	(2.12)	(1.16)	(2.07)
Total distributions	(.90)	(2.14)	(2.12)	(1.16)	(2.07)
Net asset value, end of period	$62.38	$62.43	$52.62	$60.47	$58.82

Total Return[b]	1.25%	22.86%	(9.70%)	4.53%	24.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,437	$22,657	$18,778	$36,849	$43,294
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.73%)	(0.67%)	(0.47%)	(0.57%)
Total expenses	1.72%	1.70%	1.66%	1.59%	1.66%
Portfolio turnover rate	194%	156%	146%	154%	176%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2018, Internet Fund returned -3.20%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned -0.29%.

The interactive media & services industry detracted the most from return, followed by the internet & direct marketing retail industry. The leading contributors were the IT services industry and the software industry.

Amazon.com, Inc., Netflix, Inc., and Twilio, Inc. Class A added the most to Fund performance for the year. Facebook, Inc. Class A, Activision Blizzard, Inc., and Vipshop Holdings Ltd. ADR detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	7.9%
Amazon.com, Inc.	7.5%
Facebook, Inc. — Class A	5.8%
Cisco Systems, Inc.	4.1%
Netflix, Inc.	3.1%
salesforce.com, Inc.	3.0%
PayPal Holdings, Inc.	2.9%
Alibaba Group Holding Ltd. ADR	2.8%
Booking Holdings, Inc.	2.5%
Activision Blizzard, Inc.	1.8%
Top Ten Total	41.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Internet Fund	(3.20%)	8.39%	16.89%
S&P 500 Information Technology Index	(0.29%)	14.93%	18.36%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 101.6%

Internet - 59.9%
Alphabet, Inc. — Class A*	610	$637,426
Amazon.com, Inc.*	403	605,294
Facebook, Inc. — Class A*	3,572	468,253
Netflix, Inc.*	944	252,671
Alibaba Group Holding Ltd. ADR*	1,647	225,754
Booking Holdings, Inc.*	118	203,246
Baidu, Inc. ADR*	863	136,872
eBay, Inc.*	4,377	122,862
JD.com, Inc. ADR*	5,560	116,371
Twitter, Inc.*	3,623	104,125
Palo Alto Networks, Inc.*	538	101,332
VeriSign, Inc.*	671	99,503
Ctrip.com International Ltd. ADR*	3,581	96,902
Expedia Group, Inc.	854	96,203
IAC/InterActiveCorp*	512	93,716
Match Group, Inc.	1,953	83,530
GoDaddy, Inc. — Class A*	1,242	81,500
F5 Networks, Inc.*	457	74,048
Weibo Corp. ADR*	1,255	73,330
Twilio, Inc. — Class A*	815	72,779
Shopify, Inc. — Class A*	519	71,856
MercadoLibre, Inc.*	243	71,163
Wayfair, Inc. — Class A*	759	68,371
GrubHub, Inc.*	849	65,212
YY, Inc. ADR*	1,078	64,529
Wix.com Ltd.*	710	64,141
TripAdvisor, Inc.*	1,182	63,757
Zillow Group, Inc. — Class A*	1,991	62,577
Okta, Inc.*	970	61,886
Zillow Group, Inc. — Class C*	1,958	61,834
Autohome, Inc. ADR*	780	61,019
58.com, Inc. ADR*	1,111	60,227
Baozun, Inc. ADR*,1	2,039	59,559
SINA Corp.*	1,090	58,468
Etsy, Inc.*	1,172	55,752
Cargurus, Inc.*	1,360	45,873
Yelp, Inc. — Class A*	1,172	41,008
Stamps.com, Inc.*	257	39,999
Shutterfly, Inc.*	726	29,229
Total Internet		4,852,177

Software - 18.4%
salesforce.com, Inc.*	1,803	246,957
Activision Blizzard, Inc.	3,069	142,923
Electronic Arts, Inc.*	1,475	116,392
Citrix Systems, Inc.	845	86,579
Veeva Systems, Inc. — Class A*	962	85,926
Take-Two Interactive Software, Inc.*	780	80,293
NetEase, Inc. ADR	341	80,261
Momo, Inc. ADR*	3,121	74,124
Akamai Technologies, Inc.*	1,211	73,968
Dropbox, Inc. — Class A*	3,270	66,806
Bilibili, Inc. ADR*	4,020	58,652
HUYA, Inc. ADR*	3,710	57,431
HubSpot, Inc.*	410	51,549
New Relic, Inc.*	627	50,768
MongoDB, Inc.*	580	48,569
Coupa Software, Inc.*	710	44,631
j2 Global, Inc.	626	43,432
Cornerstone OnDemand, Inc.*	790	39,840
Box, Inc. — Class A*	2,148	36,258
Total Software		1,485,359

Telecommunications - 11.7%
Cisco Systems, Inc.	7,730	334,941
Motorola Solutions, Inc.	889	102,271
Arista Networks, Inc.*	469	98,818
Juniper Networks, Inc.	2,697	72,576
GDS Holdings Ltd. ADR*	2,470	57,032
ARRIS International plc*	1,807	55,240
Ciena Corp.*	1,616	54,799
LogMeIn, Inc.	598	48,779
ViaSat, Inc.*	739	43,564
CommScope Holding Company, Inc.*	2,560	41,958
Finisar Corp.*	1,761	38,038
Total Telecommunications		948,016

Commercial Services - 4.4%
PayPal Holdings, Inc.*	2,803	235,704
CoStar Group, Inc.*	245	82,648
2U, Inc.*	802	39,876
Total Commercial Services		358,228

Diversified Financial Services - 2.5%
TD Ameritrade Holding Corp.	2,580	126,317
E*TRADE Financial Corp.	1,800	78,984
Total Diversified Financial Services		205,301

Computers - 1.7%
Nutanix, Inc. — Class A*	1,563	65,005
Lumentum Holdings, Inc.*	1,011	42,479
NetScout Systems, Inc.*	1,351	31,924
Total Computers		139,408

REITs - 1.5%
Equinix, Inc.	347	122,338

Retail - 0.9%
Qurate Retail, Inc. — Class A*	3,603	70,330

Advertising - 0.6%
Trade Desk, Inc. — Class A*	443	51,414

Total Common Stocks
(Cost $4,692,168)		8,232,571

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INTERNET FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 3.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$150,847	$150,847
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	62,733	62,733
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	41,822	41,822
Total Repurchase Agreements
(Cost $255,402)		255,402

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	14,860	14,860
Total Securities Lending Collateral
(Cost $14,860)		14,860

Total Investments - 105.0%
(Cost $4,962,430)		$8,502,833
Other Assets & Liabilities, net - (5.0)%		(403,465)
Total Net Assets - 100.0%		$8,099,368

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,232,571	$—	$—	$8,232,571
Repurchase Agreements	—	255,402	—	255,402
Securities Lending Collateral	14,860	—	—	14,860
Total Assets	$8,247,431	$255,402	$—	$8,502,833

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $16,241 of securities loaned (cost $4,707,028)	$8,247,431
Repurchase agreements, at value (cost $255,402)	255,402
Cash	2,515
Receivables:
Fund shares sold	82,847
Dividends	512
Securities lending income	113
Interest	21
Total assets	8,588,841

Liabilities:
Payable for:
Securities purchased	252,314
Fund shares redeemed	187,344
Return of securities lending collateral	17,375
Management fees	5,777
Transfer agent and administrative fees	1,699
Investor service fees	1,699
Portfolio accounting fees	680
Trustees’ fees*	198
Miscellaneous	22,387
Total liabilities	489,473
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,099,368

Net assets consist of:
Paid in capital	$5,628,378
Total distributable earnings (loss)	2,470,990
Net assets	$8,099,368
Capital shares outstanding	97,696
Net asset value per share	$82.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $539)	$36,768
Interest	1,520
Income from securities lending, net	11,028
Total investment income	49,316

Expenses:
Management fees	98,315
Investor service fees	28,916
Transfer agent and administrative fees	28,916
Professional fees	13,546
Portfolio accounting fees	11,567
Trustees’ fees*	3,143
Custodian fees	1,671
Line of credit fees	62
Miscellaneous	12,572
Total expenses	198,708
Net investment loss	(149,392)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	304,663
Net realized gain	304,663
Net change in unrealized appreciation (depreciation) on:
Investments	(880,860)
Net change in unrealized appreciation (depreciation)	(880,860)
Net realized and unrealized loss	(576,197)
Net decrease in net assets resulting from operations	$(725,589)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(149,392)	$(100,029)
Net realized gain on investments	304,663	1,056,051
Net change in unrealized appreciation (depreciation) on investments	(880,860)	1,693,938
Net increase (decrease) in net assets resulting from operations	(725,589)	2,649,960

Distributions to shareholders	(206,047)	(55,537)[1]

Capital share transactions:
Proceeds from sale of shares	53,056,598	40,413,575
Distributions reinvested	206,047	55,537
Cost of shares redeemed	(53,174,599)	(42,605,993)
Net increase (decrease) from capital share transactions	88,046	(2,136,881)
Net increase (decrease) in net assets	(843,590)	457,542

Net assets:
Beginning of year	8,942,958	8,485,416
End of year	$8,099,368	$8,942,958

Capital share activity:
Shares sold	541,673	514,563
Shares issued from reinvestment of distributions	1,959	706
Shares redeemed	(548,920)	(542,567)
Net decrease in shares	(5,288)	(27,298)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (see Note 9).

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$86.84	$65.13	$70.60	$79.11	$85.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.25)	(.79)	(.14)	(.76)	(.92)
Net gain (loss) on investments (realized and unrealized)	(1.23)	22.88	(3.30)	7.29	2.61
Total from investment operations	(2.48)	22.09	(3.44)	6.53	1.69
Less distributions from:
Net realized gains	(1.46)	(.38)	(2.03)	(15.04)	(8.56)
Total distributions	(1.46)	(.38)	(2.03)	(15.04)	(8.56)
Net asset value, end of period	$82.90	$86.84	$65.13	$70.60	$79.11

Total Return[b]	(3.20%)	33.96%	4.44%	8.36%	1.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,099	$8,943	$8,485	$13,036	$6,624
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(1.01%)	(0.78%)	(1.03%)	(1.06%)
Total expenses	1.72%	1.71%	1.66%	1.61%	1.66%
Portfolio turnover rate	485%	365%	384%	363%	283%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2018, Leisure Fund returned -13.44%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 0.83%.

Only the interactive media & services industry contributed to return. The hotels, restaurants & leisure industry and the media industry detracted the most from the Fund’s return for the period.

Holdings that contributed the most to the Fund’s return were Twenty-First Century Fox, Inc. Class A, World Wrestling Entertainment, Inc. Class A, and Chipotle Mexican Grill, Inc. Class A. Philip Morris International, Inc., Altria Group, Inc., and DISH Network Corp. Class A were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.8%
Comcast Corp. — Class A	3.5%
McDonald’s Corp.	3.4%
Netflix, Inc.	3.2%
Philip Morris International, Inc.	3.1%
Altria Group, Inc.	2.8%
Twenty-First Century Fox, Inc. — Class A	2.8%
Starbucks Corp.	2.6%
Charter Communications, Inc. — Class A	2.5%
Las Vegas Sands Corp.	1.9%
Top Ten Total	29.6%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Leisure Fund	(13.44%)	4.20%	14.50%
S&P 500 Consumer Discretionary Index	0.83%	9.69%	18.35%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2018
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Media - 25.2%
Walt Disney Co.	1,228	$134,650
Comcast Corp. — Class A	3,699	125,951
Twenty-First Century Fox, Inc. — Class A	2,051	98,694
Charter Communications, Inc. — Class A*	311	88,626
Discovery, Inc. — Class A*,1	1,989	49,208
CBS Corp. — Class B	964	42,146
Liberty Broadband Corp. — Class C*	526	37,888
Altice USA, Inc. — Class A	2,195	36,261
DISH Network Corp. — Class A*	1,399	34,933
Viacom, Inc. — Class B	1,321	33,950
Grupo Televisa SAB ADR	2,261	28,443
News Corp. — Class A	2,353	26,706
World Wrestling Entertainment, Inc. — Class A	333	24,882
Cable One, Inc.	28	22,963
Tribune Media Co. — Class A	460	20,875
New York Times Co. — Class A	885	19,727
Nexstar Media Group, Inc. — Class A	245	19,267
AMC Networks, Inc. — Class A*	343	18,824
Sinclair Broadcast Group, Inc. — Class A	630	16,594
TEGNA, Inc.	1,439	15,642
Total Media		896,230

Retail - 18.2%
McDonald’s Corp.	688	122,168
Starbucks Corp.	1,459	93,960
Yum! Brands, Inc.	614	56,439
Chipotle Mexican Grill, Inc. — Class A*	85	36,702
Darden Restaurants, Inc.	364	36,349
Domino’s Pizza, Inc.	138	34,223
Restaurant Brands International, Inc.	629	32,897
Yum China Holdings, Inc.	943	31,619
Dunkin’ Brands Group, Inc.	370	23,724
Texas Roadhouse, Inc. — Class A	361	21,552
Cracker Barrel Old Country Store, Inc.[1]	127	20,302
Wendy’s Co.	1,258	19,637
Cheesecake Factory, Inc.	342	14,880
Jack in the Box, Inc.	189	14,672
Wingstop, Inc.	225	14,443
Dave & Buster’s Entertainment, Inc.	309	13,769
Shake Shack, Inc. — Class A*	298	13,535
Brinker International, Inc.	297	13,062
Bloomin’ Brands, Inc.	728	13,024
Papa John’s International, Inc.	285	11,346
BJ’s Restaurants, Inc.	208	10,518
Total Retail		648,821

Lodging - 12.5%
Las Vegas Sands Corp.	1,311	68,238
Marriott International, Inc. — Class A	595	64,593
Hilton Worldwide Holdings, Inc.	684	49,111
MGM Resorts International	1,567	38,015
Wynn Resorts Ltd.	358	35,410
Melco Resorts & Entertainment Ltd. ADR	1,951	34,377
Huazhu Group Ltd. ADR	1,076	30,806
Hyatt Hotels Corp. — Class A	427	28,865
Wyndham Hotels & Resorts, Inc.	500	22,685
Choice Hotels International, Inc.	299	21,402
Wyndham Destinations, Inc.	549	19,676
Hilton Grand Vacations, Inc.*	651	17,180
Boyd Gaming Corp.	804	16,707
Total Lodging		447,065

Entertainment - 8.8%
Live Nation Entertainment, Inc.*	676	33,293
Stars Group, Inc.*	1,887	31,173
Vail Resorts, Inc.	143	30,147
Madison Square Garden Co. — Class A*	101	27,038
Six Flags Entertainment Corp.	418	23,254
Cinemark Holdings, Inc.	601	21,516
Marriott Vacations Worldwide Corp.	286	20,166
Churchill Downs, Inc.	79	19,271
Eldorado Resorts, Inc.*	504	18,250
International Game Technology plc	1,202	17,585
Red Rock Resorts, Inc. — Class A	791	16,065
Penn National Gaming, Inc.*	851	16,024
SeaWorld Entertainment, Inc.*	672	14,845
Scientific Games Corp. — Class A*	783	14,000
AMC Entertainment Holdings, Inc. — Class A	943	11,580
Total Entertainment		314,207

Leisure Time - 7.1%
Carnival Corp.	1,186	58,470
Royal Caribbean Cruises Ltd.	484	47,330
Norwegian Cruise Line Holdings Ltd.*	745	31,581
Harley-Davidson, Inc.	739	25,215
Planet Fitness, Inc. — Class A*	446	23,914
Polaris Industries, Inc.	302	23,157
Brunswick Corp.	461	21,413
Callaway Golf Co.	827	12,653
Vista Outdoor, Inc.*	936	10,624
Total Leisure Time		254,357

Software - 7.1%
Activision Blizzard, Inc.	1,352	62,963
Electronic Arts, Inc.*	653	51,528
NetEase, Inc. ADR	182	42,837
Take-Two Interactive Software, Inc.*	346	35,617
Bilibili, Inc. ADR*	2,035	29,691
HUYA, Inc. ADR*	1,866	28,886
Total Software		251,522

Agriculture - 6.7%
Philip Morris International, Inc.	1,632	108,952
Altria Group, Inc.	2,017	99,620
British American Tobacco plc ADR	960	30,585
Total Agriculture		239,157

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
LEISURE FUND

	Shares	Value

Beverages - 6.3%
Constellation Brands, Inc. — Class A	350	$56,287
Brown-Forman Corp. — Class B	1,073	51,054
Molson Coors Brewing Co. — Class B	657	36,897
Anheuser-Busch InBev S.A. ADR	489	32,181
Diageo plc ADR	201	28,502
Boston Beer Company, Inc. — Class A*	73	17,581
Total Beverages		222,502

Internet - 5.4%
Netflix, Inc.*	420	112,417
iQIYI, Inc. ADR*,1	2,748	40,863
Spotify Technology S.A.*	350	39,725
Total Internet		193,005

Toys, Games & Hobbies - 1.0%
Hasbro, Inc.	422	34,288

Food Service - 0.8%
Aramark	975	28,246

Telecommunications - 0.6%
GCI Liberty, Inc. — Class A*	537	22,103

Miscellaneous Manufacturing - 0.2%
American Outdoor Brands Corp.*	683	8,783

Total Common Stocks
(Cost $2,125,973)		3,560,286

RIGHTS††† - 0.0%
Nexstar Media Group, Inc.
Expires 01/18/19*,5	1,910	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$8,610	8,610
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	3,581	3,581
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	2,387	2,387
Total Repurchase Agreements
(Cost $14,578)		14,578

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	71,610	71,610
Total Securities Lending Collateral
(Cost $71,610)		71,610

Total Investments - 102.3%
(Cost $2,212,161)		$3,646,474
Other Assets & Liabilities, net - (2.3)%		(81,889)
Total Net Assets - 100.0%		$3,564,585

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
[5]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,560,286	$—	$—		$3,560,286
Rights	—	—	—	*	—
Repurchase Agreements	—	14,578	—		14,578
Securities Lending Collateral	71,610	—	—		71,610
Total Assets	$3,631,896	$14,578	$—		$3,646,474

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $79,684 of securities loaned (cost $2,197,583)	$3,631,896
Repurchase agreements, at value (cost $14,578)	14,578
Cash	12,119
Receivables:
Dividends	9,461
Foreign tax reclaims	610
Fund shares sold	230
Securities lending income	119
Total assets	3,669,013

Liabilities:
Payable for:
Return of securities lending collateral	83,729
Management fees	2,884
Transfer agent and administrative fees	848
Investor service fees	848
Fund shares redeemed	516
Portfolio accounting fees	339
Trustees’ fees*	140
Miscellaneous	15,124
Total liabilities	104,428
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,564,585

Net assets consist of:
Paid in capital	$2,697,377
Total distributable earnings (loss)	867,208
Net assets	$3,564,585
Capital shares outstanding	42,941
Net asset value per share	$83.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $448)	$144,350
Interest	848
Income from securities lending, net	4,843
Total investment income	150,041

Expenses:
Management fees	65,363
Investor service fees	19,224
Transfer agent and administrative fees	19,224
Professional fees	10,364
Portfolio accounting fees	7,690
Trustees’ fees*	2,246
Custodian fees	1,123
Line of credit fees	18
Miscellaneous	6,454
Total expenses	131,706
Net investment income	18,335

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	235,639
Net realized gain	235,639
Net change in unrealized appreciation (depreciation) on:
Investments	(1,077,539)
Net change in unrealized appreciation (depreciation)	(1,077,539)
Net realized and unrealized loss	(841,900)
Net decrease in net assets resulting from operations	$(823,565)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,335	$21,293
Net realized gain on investments	235,639	890,275
Net change in unrealized appreciation (depreciation) on investments	(1,077,539)	579,319
Net increase (decrease) in net assets resulting from operations	(823,565)	1,490,887

Distributions to shareholders	(238,213)	(37,012)[1]

Capital share transactions:
Proceeds from sale of shares	17,293,584	26,102,966
Distributions reinvested	238,213	37,012
Cost of shares redeemed	(22,331,989)	(26,958,562)
Net decrease from capital share transactions	(4,800,192)	(818,584)
Net increase (decrease) in net assets	(5,861,970)	635,291

Net assets:
Beginning of year	9,426,555	8,791,264
End of year	$3,564,585	$9,426,555

Capital share activity:
Shares sold	176,365	284,482
Shares issued from reinvestment of distributions	2,434	401
Shares redeemed	(231,728)	(295,944)
Net decrease in shares	(52,929)	(11,061)

[1]	For the year ended December 31, 2017, the distributions from net investment income and realized gains were as follows (see Note 9):

Net investment income	$(20,573)
Net realized gains	(16,439)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$98.33	$82.21	$76.44	$87.81	$95.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.24	.18	.28	.12
Net gain (loss) on investments (realized and unrealized)	(13.07)	16.28	7.07	.87	6.53
Total from investment operations	(12.84)	16.52	7.25	1.15	6.65
Less distributions from:
Net investment income	(.26)	(.22)	(.37)	(.07)	(.22)
Net realized gains	(2.22)	(.18)	(1.11)	(12.45)	(14.03)
Total distributions	(2.48)	(.40)	(1.48)	(12.52)	(14.25)
Net asset value, end of period	$83.01	$98.33	$82.21	$76.44	$87.81

Total Return[b]	(13.44%)	20.11%	9.56%	0.30%	7.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,565	$9,427	$8,791	$13,764	$8,150
Ratios to average net assets:
Net investment income (loss)	0.24%	0.26%	0.23%	0.34%	0.13%
Total expenses	1.71%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	239%	303%	530%	288%	339%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2018, Precious Metals Fund returned -16.61%, compared with the -4.38% return of the S&P 500 Index. The S&P 500 Materials Index returned -14.70%.

Metals & mining companies account for most of the holdings in the portfolio. Of these, the copper industry, the gold industry, and the silver industry all detracted from return. No industry contributed to return.

Kirkland Lake Gold Ltd., AngloGold Ashanti Ltd. ADR, and SSR Mining, Inc. were the leading contributors to return. Freeport-McMoRan, Inc., New Gold, Inc., and Goldcorp, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Newmont Mining Corp.	6.7%
Barrick Gold Corp.	6.4%
Freeport-McMoRan, Inc.	6.1%
Franco-Nevada Corp.	5.7%
Agnico Eagle Mines Ltd.	5.0%
Goldcorp, Inc.	4.7%
Wheaton Precious Metals Corp.	4.7%
Randgold Resources Ltd. ADR	4.5%
VanEck Vectors Junior Gold Miners ETF	4.1%
Royal Gold, Inc.	3.9%
Top Ten Total	51.8%

“Ten Largest Holdings” excludes any temporary cash investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Precious Metals Fund	(16.61%)	(3.18%)	(3.68%)
S&P 500 Materials Index	(14.70%)	3.84%	11.07%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2018
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Newmont Mining Corp.	32,171	$1,114,725
Barrick Gold Corp.	79,195	1,072,300
Freeport-McMoRan, Inc.	98,354	1,014,030
Franco-Nevada Corp.	13,515	948,347
Agnico Eagle Mines Ltd.	20,525	829,210
Goldcorp, Inc.	79,101	775,190
Wheaton Precious Metals Corp.	39,643	774,228
Randgold Resources Ltd. ADR[1]	9,043	750,326
Royal Gold, Inc.	7,644	654,709
Kirkland Lake Gold Ltd.[1]	23,987	625,821
AngloGold Ashanti Ltd. ADR	49,213	617,623
Kinross Gold Corp.*,1	169,279	548,464
Gold Fields Ltd. ADR	134,603	473,802
B2Gold Corp.*	156,717	457,614
Yamana Gold, Inc.	172,441	406,961
Pan American Silver Corp.	27,607	403,062
IAMGOLD Corp.*	97,695	359,518
Sibanye Gold Ltd. ADR*	124,769	353,096
Pretium Resources, Inc.*,1	39,971	337,755
SSR Mining, Inc.*	26,462	319,925
Alamos Gold, Inc. — Class A	85,600	308,160
Novagold Resources, Inc.*,1	77,209	304,975
Osisko Gold Royalties Ltd.	34,633	304,078
First Majestic Silver Corp.*,1	50,479	297,321
Tahoe Resources, Inc.*	77,964	284,569
Hecla Mining Co.	115,666	272,972
Coeur Mining, Inc.*	56,658	253,261
Seabridge Gold, Inc.*	18,710	247,533
Sandstorm Gold Ltd.*,1	52,352	241,343
MAG Silver Corp.*	29,079	212,277
Fortuna Silver Mines, Inc.*	57,192	208,179
Gold Resource Corp.	33,281	133,124
Total Mining		15,904,498

Total Common Stocks
(Cost $9,146,308)		15,904,498

EXCHANGE-TRADED FUNDS† - 4.1%
VanEck Vectors Junior Gold Miners ETF[1]	22,181	670,310
Total Exchange-Traded Funds
(Cost $445,177)		670,310

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$119,295	119,295
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	49,611	49,611
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	33,074	33,074
Total Repurchase Agreements
(Cost $201,980)		201,980

	Shares

SECURITIES LENDING COLLATERAL†,3 - 8.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,445,291	1,445,291
Total Securities Lending Collateral
(Cost $1,445,291)		1,445,291

Total Investments - 109.6%
(Cost $11,238,756)		$18,222,079
Other Assets & Liabilities, net - (9.6)%		(1,589,916)
Total Net Assets - 100.0%		$16,632,163

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,904,498	$—	$—	$15,904,498
Exchange-Traded Funds	670,310	—	—	670,310
Repurchase Agreements	—	201,980	—	201,980
Securities Lending Collateral	1,445,291	—	—	1,445,291
Total Assets	$18,020,099	$201,980	$—	$18,222,079

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $1,662,584 of securities loaned (cost $11,036,776)	$18,020,099
Repurchase agreements, at value (cost $201,980)	201,980
Cash	244,581
Receivables:
Securities sold	175,222
Dividends	7,021
Foreign tax reclaims	520
Securities lending income	304
Interest	16
Fund shares sold	2
Total assets	18,649,745

Liabilities:
Payable for:
Return of securities lending collateral	1,689,872
Fund shares redeemed	187,924
Deferred foreign capital gain taxes	86,192
Management fees	9,031
Transfer agent and administrative fees	3,010
Investor service fees	3,010
Portfolio accounting fees	1,204
Trustees’ fees*	324
Miscellaneous	37,015
Total liabilities	2,017,582
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,632,163

Net assets consist of:
Paid in capital	$34,549,365
Total distributable earnings (loss)	(17,917,202)
Net assets	$16,632,163
Capital shares outstanding	689,070
Net asset value per share	$24.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $11,119)	$135,631
Interest	3,681
Income from securities lending, net	9,567
Total investment income	148,879

Expenses:
Management fees	138,681
Investor service fees	46,227
Transfer agent and administrative fees	46,227
Professional fees	21,139
Portfolio accounting fees	18,491
Custodian fees	12,060
Trustees’ fees*	5,427
Line of credit fees	20
Miscellaneous	21,638
Total expenses	309,910
Net investment loss	(161,031)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,276,942)
Net realized loss	(1,276,942)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,405,828)
Net change in unrealized appreciation (depreciation)	(3,405,828)
Net realized and unrealized loss	(4,682,770)
Net decrease in net assets resulting from operations	$(4,843,801)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(161,031)	$(239,405)
Net realized gain (loss) on investments	(1,276,942)	477,618
Net change in unrealized appreciation (depreciation) on investments	(3,405,828)	797,473
Net increase (decrease) in net assets resulting from operations	(4,843,801)	1,035,686

Distributions to shareholders	(860,699)	(1,123,988)[1]

Capital share transactions:
Proceeds from sale of shares	130,118,052	188,066,776
Distributions reinvested	860,699	1,123,988
Cost of shares redeemed	(138,843,308)	(181,573,076)
Net increase (decrease) from capital share transactions	(7,864,557)	7,617,688
Net increase (decrease) in net assets	(13,569,057)	7,529,386

Net assets:
Beginning of year	30,201,220	22,671,834
End of year	$16,632,163	$30,201,220

Capital share activity:
Shares sold	4,824,749	6,114,108
Shares issued from reinvestment of distributions	32,068	39,549
Shares redeemed	(5,164,558)	(5,919,754)
Net increase (decrease) in shares	(307,741)	233,903

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$30.30	$29.72	$17.95	$27.60	$33.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.29)	(.29)	(.12)	(.11)
Net gain (loss) on investments (realized and unrealized)	(4.68)	2.29	12.06	(8.01)	(5.67)
Total from investment operations	(4.91)	2.00	11.77	(8.13)	(5.78)
Less distributions from:
Net investment income	(1.25)	(1.42)	—	(1.52)	(.05)
Total distributions	(1.25)	(1.42)	—	(1.52)	(.05)
Net asset value, end of period	$24.14	$30.30	$29.72	$17.95	$27.60

Total Return[b]	(16.61%)	7.08%	65.52%	(30.37%)	(17.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,632	$30,201	$22,672	$16,201	$18,313
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.93%)	(0.90%)	(0.50%)	(0.32%)
Total expenses[c]	1.67%	1.61%	1.56%	1.50%	1.56%
Portfolio turnover rate	639%	691%	298%	203%	168%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the period presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2018, Real Estate Fund returned -7.33%, compared to a return of -4.38% for the S&P 500 Index. The MSCI U.S. REIT Index returned -4.57%.

Within the Fund, the real estate investment trust (REIT) industry composes almost all the portfolio. Equity REITs were the leading detractor from return, followed by the real estate management & development industry. The specialized REITs industry was the only contributor to return.

American Tower Corp. Class A, Omega Healthcare Investors, Inc., and Quality Care Properties, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Weyerhaeuser Co., Equinix, Inc., and Colony Capital, Inc. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.8%
Simon Property Group, Inc.	2.4%
Crown Castle International Corp.	2.3%
Prologis, Inc.	2.0%
Public Storage	2.0%
Equinix, Inc.	1.8%
Welltower, Inc.	1.7%
Equity Residential	1.6%
AvalonBay Communities, Inc.	1.6%
Digital Realty Trust, Inc.	1.6%
Top Ten Total	19.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Real Estate Fund	(7.33%)	5.13%	9.71%
MSCI U.S. REIT Index	(4.57%)	7.80%	12.17%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 98.9%

REITs - 95.3%
REITs-Diversified - 22.4%
American Tower Corp. — Class A	2,223	$351,656
Crown Castle International Corp.	2,641	286,892
Equinix, Inc.	633	223,170
Digital Realty Trust, Inc.	1,902	202,658
SBA Communications Corp.*	1,124	181,964
Weyerhaeuser Co.	7,790	170,289
Vornado Realty Trust	2,360	146,391
WP Carey, Inc.	2,077	135,711
Duke Realty Corp.	4,919	127,402
Lamar Advertising Co. — Class A	1,691	116,983
VICI Properties, Inc.	6,202	116,474
Gaming and Leisure Properties, Inc.	3,444	111,276
New Residential Investment Corp.	6,619	94,056
EPR Properties	1,402	89,770
CoreSite Realty Corp.	987	86,096
Rayonier, Inc.	2,922	80,910
Uniti Group, Inc.	4,617	71,887
Outfront Media, Inc.	3,767	68,258
GEO Group, Inc.	3,366	66,310
CoreCivic, Inc.	3,525	62,851
PotlatchDeltic Corp.	1,903	60,211
Total REITs-Diversified		2,851,215

REITs-Apartments - 11.3%
Equity Residential	3,148	207,799
AvalonBay Communities, Inc.	1,185	206,249
Essex Property Trust, Inc.	688	168,704
Mid-America Apartment Communities, Inc.	1,456	139,339
UDR, Inc.	3,490	138,274
Invitation Homes, Inc.	6,850	137,548
Camden Property Trust	1,377	121,245
Apartment Investment & Management Co. — Class A	2,504	109,876
American Homes 4 Rent — Class A	5,227	103,756
American Campus Communities, Inc.	2,422	100,247
Total REITs-Apartments		1,433,037

REITs-Office Property - 10.9%
Boston Properties, Inc.	1,565	176,141
Alexandria Real Estate Equities, Inc.	1,284	147,968
SL Green Realty Corp.	1,394	110,238
Kilroy Realty Corp.	1,723	108,342
Douglas Emmett, Inc.	3,027	103,311
Hudson Pacific Properties, Inc.	3,242	94,213
JBG SMITH Properties	2,467	85,876
Highwoods Properties, Inc.	2,189	84,692
Equity Commonwealth	2,726	81,807
Paramount Group, Inc.	5,816	73,049
Empire State Realty Trust, Inc. — Class A	4,723	67,208
Columbia Property Trust, Inc.	3,439	66,545
Corporate Office Properties Trust	3,043	63,994
Brandywine Realty Trust	4,944	63,629
Piedmont Office Realty Trust, Inc. — Class A	3,682	62,741
Total REITs-Office Property		1,389,754

REITs-Health Care - 9.6%
Welltower, Inc.	3,110	215,865
Ventas, Inc.	3,258	190,886
HCP, Inc.	5,547	154,928
Omega Healthcare Investors, Inc.	3,199	112,445
Medical Properties Trust, Inc.	6,347	102,060
Healthcare Trust of America, Inc. — Class A	3,779	95,646
Healthcare Realty Trust, Inc.	2,771	78,807
Sabra Health Care REIT, Inc.	4,376	72,116
Physicians Realty Trust	4,491	71,991
Senior Housing Properties Trust	6,087	71,340
CareTrust REIT, Inc.	2,823	52,113
Total REITs-Health Care		1,218,197

REITs-Warehouse/Industries - 7.0%
Prologis, Inc.	4,367	256,430
Liberty Property Trust	2,507	104,993
CyrusOne, Inc.	1,850	97,828
Americold Realty Trust	3,230	82,494
First Industrial Realty Trust, Inc.	2,791	80,548
EastGroup Properties, Inc.	842	77,237
Rexford Industrial Realty, Inc.	2,406	70,905
STAG Industrial, Inc.	2,846	70,808
QTS Realty Trust, Inc. — Class A	1,527	56,575
Total REITs-Warehouse/Industries		897,818

REITs-Shopping Centers - 6.6%
Regency Centers Corp.	2,336	137,076
Federal Realty Investment Trust	1,064	125,595
Kimco Realty Corp.	7,305	107,018
Brixmor Property Group, Inc.	6,108	89,727
Weingarten Realty Investors	2,996	74,331
Retail Properties of America, Inc. — Class A	5,975	64,829
SITE Centers Corp.	5,503	60,918
Acadia Realty Trust	2,484	59,020
Urban Edge Properties	3,523	58,552
Retail Opportunity Investments Corp.	3,620	57,486
Total REITs-Shopping Centers		834,552

REITs-Hotels - 6.6%
Host Hotels & Resorts, Inc.	8,954	149,263
MGM Growth Properties LLC — Class A	4,221	111,477
Park Hotels & Resorts, Inc.	3,681	95,632
Pebblebrook Hotel Trust	3,256	92,177
Hospitality Properties Trust	3,537	84,464
Ryman Hospitality Properties, Inc.	1,196	79,761
Apple Hospitality REIT, Inc.	5,447	77,674
Sunstone Hotel Investors, Inc.	5,555	72,271
RLJ Lodging Trust	4,315	70,766
Total REITs-Hotels		833,485

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
REAL ESTATE FUND

	Shares	Value

REITs-Storage - 5.6%
Public Storage	1,246	$252,203
Extra Space Storage, Inc.	1,569	141,963
Iron Mountain, Inc.	3,996	129,510
CubeSmart	3,384	97,087
Life Storage, Inc.	933	86,760
Total REITs-Storage		707,523

REITs-Mortgage - 5.3%
Annaly Capital Management, Inc.	15,438	151,601
AGNC Investment Corp.	7,394	129,691
Starwood Property Trust, Inc.	4,821	95,022
Blackstone Mortgage Trust, Inc. — Class A	2,562	81,625
Chimera Investment Corp.	4,291	76,466
Two Harbors Investment Corp.	5,727	73,535
Apollo Commercial Real Estate Finance, Inc.	3,698	61,609
Total REITs-Mortgage		669,549

REITs-Regional Malls - 4.3%
Simon Property Group, Inc.	1,843	309,606
Macerich Co.	2,521	109,109
Taubman Centers, Inc.	1,590	72,329
Tanger Factory Outlet Centers, Inc.	2,964	59,932
Total REITs-Regional Malls		550,976

REITs-Single Tenant - 3.7%
Realty Income Corp.	2,893	182,375
National Retail Properties, Inc.	2,423	117,540
STORE Capital Corp.	3,635	102,907
Spirit Realty Capital, Inc.	2,119	74,695
Total REITs-Single Tenant		477,517

REITs-Manufactured Homes - 2.0%
Sun Communities, Inc.	1,242	126,324
Equity LifeStyle Properties, Inc.	1,289	125,201
Total REITs-Manufactured Homes		251,525
Total REITs		12,115,148

Real Estate - 3.6%
Real Estate Management/Services - 2.9%
CBRE Group, Inc. — Class A*	3,900	156,156
Jones Lang LaSalle, Inc.	806	102,040
Realogy Holdings Corp.	3,696	54,257
Redfin Corp.*,1	3,472	49,997
Total Real Estate Management/Services		362,450

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	911	88,932
Total Real Estate		451,382

Total Common Stocks
(Cost $9,021,944)		12,566,530

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$52,579	52,579
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	21,866	21,866
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	14,577	14,577
Total Repurchase Agreements
(Cost $89,022)		89,022

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	31,803	31,803
Total Securities Lending Collateral
(Cost $31,803)		31,803

Total Investments - 99.8%
(Cost $9,142,769)		$12,687,355
Other Assets & Liabilities, net - 0.2%		20,206
Total Net Assets - 100.0%		$12,707,561

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,566,530	$—	$—	$12,566,530
Repurchase Agreements	—	89,022	—	89,022
Securities Lending Collateral	31,803	—	—	31,803
Total Assets	$12,598,333	$89,022	$—	$12,687,355

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $36,302 of securities loaned (cost $9,053,747)	$12,598,333
Repurchase agreements, at value (cost $89,022)	89,022
Cash	5,382
Receivables:
Securities sold	370,031
Dividends	91,517
Fund shares sold	32,349
Securities lending income	144
Interest	7
Total assets	13,186,785

Liabilities:
Payable for:
Fund shares redeemed	397,466
Return of securities lending collateral	37,185
Management fees	10,218
Transfer agent and administrative fees	3,005
Investor service fees	3,005
Portfolio accounting fees	1,202
Trustees’ fees*	222
Miscellaneous	26,921
Total liabilities	479,224
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,707,561

Net assets consist of:
Paid in capital	$11,149,634
Total distributable earnings (loss)	1,557,927
Net assets	$12,707,561
Capital shares outstanding	353,075
Net asset value per share	$35.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $5)	$421,258
Interest	1,391
Income from securities lending, net	3,740
Total investment income	426,389

Expenses:
Management fees	106,670
Investor service fees	31,374
Transfer agent and administrative fees	31,374
Professional fees	14,087
Portfolio accounting fees	12,549
Trustees’ fees*	3,070
Custodian fees	1,799
Line of credit fees	85
Miscellaneous	15,675
Total expenses	216,683
Net investment income	209,706

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(78,459)
Net realized loss	(78,459)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,301,738)
Net change in unrealized appreciation (depreciation)	(1,301,738)
Net realized and unrealized loss	(1,380,197)
Net decrease in net assets resulting from operations	$(1,170,491)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$209,706	$112,814
Net realized gain (loss) on investments	(78,459)	449,599
Net change in unrealized appreciation (depreciation) on investments	(1,301,738)	69,877
Net increase (decrease) in net assets resulting from operations	(1,170,491)	632,290

Distributions to shareholders	(127,066)	(316,400)[1]

Capital share transactions:
Proceeds from sale of shares	44,849,856	40,487,501
Distributions reinvested	127,066	316,400
Cost of shares redeemed	(41,232,363)	(42,367,742)
Net increase (decrease) from capital share transactions	3,744,559	(1,563,841)
Net increase (decrease) in net assets	2,447,002	(1,247,951)

Net assets:
Beginning of year	10,260,559	11,508,510
End of year	$12,707,561	$10,260,559

Capital share activity:
Shares sold	1,183,879	1,047,077
Shares issued from reinvestment of distributions	3,246	8,440
Shares redeemed	(1,095,657)	(1,098,982)
Net increase (decrease) in shares	91,468	(43,465)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$39.22	$37.72	$34.50	$36.41	$30.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.36	.63	.53	.50
Net gain (loss) on investments (realized and unrealized)	(3.48)	2.11	2.88	(1.44)	5.88
Total from investment operations	(2.84)	2.47	3.51	(.91)	6.38
Less distributions from:
Net investment income	(.39)	(.97)	(.29)	(1.00)	(.39)
Total distributions	(.39)	(.97)	(.29)	(1.00)	(.39)
Net asset value, end of period	$35.99	$39.22	$37.72	$34.50	$36.41

Total Return[b]	(7.33%)	6.65%	10.15%	(2.52%)	21.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,708	$10,261	$11,509	$16,324	$28,021
Ratios to average net assets:
Net investment income (loss)	1.67%	0.93%	1.73%	1.46%	1.48%
Total expenses	1.73%	1.70%	1.65%	1.60%	1.66%
Portfolio turnover rate	313%	331%	279%	259%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2018, Retailing Fund returned -3.23%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 0.83%.

Within the Fund, the internet & direct marketing retail industry detracted the most from the Fund’s return for the period, followed by the specialty retail industry. The entertainment industry and the multiline retail industry contributed the most.

Fund performance for the year benefited most from Amazon.com, Inc., Netflix, Inc., and O’Reilly Automotive, Inc. Vipshop Holdings Ltd. ADR, JD.com, Inc. ADR, and L Brands, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	9.7%
Walmart, Inc.	6.2%
Home Depot, Inc.	5.3%
Alibaba Group Holding Ltd. ADR	3.8%
Costco Wholesale Corp.	3.5%
Booking Holdings, Inc.	3.3%
Lowe’s Companies, Inc.	3.3%
Walgreens Boots Alliance, Inc.	3.0%
TJX Companies, Inc.	2.8%
Target Corp.	2.3%
Top Ten Total	43.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Retailing Fund	(3.23%)	3.26%	13.47%
S&P 500 Consumer Discretionary Index	0.83%	9.69%	18.35%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

102 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Retail - 65.3%
Walmart, Inc.	4,550	$423,833
Home Depot, Inc.	2,091	359,276
Costco Wholesale Corp.	1,175	239,359
Lowe’s Companies, Inc.	2,395	221,202
Walgreens Boots Alliance, Inc.	2,934	200,480
TJX Companies, Inc.	4,302	192,472
Target Corp.	2,333	154,188
Ross Stores, Inc.	1,742	144,934
Dollar General Corp.	1,262	136,397
O’Reilly Automotive, Inc.*	387	133,256
Dollar Tree, Inc.*	1,307	118,048
AutoZone, Inc.*	140	117,368
Best Buy Company, Inc.	1,865	98,770
Ulta Beauty, Inc.*	395	96,712
Genuine Parts Co.	990	95,060
CarMax, Inc.*	1,403	88,010
Kohl’s Corp.	1,288	85,446
Advance Auto Parts, Inc.	541	85,186
Burlington Stores, Inc.*	511	83,124
Tiffany & Co.	1,010	81,315
Gap, Inc.	3,140	80,886
Tractor Supply Co.	944	78,767
Macy’s, Inc.	2,546	75,820
Qurate Retail, Inc. — Class A*	3,860	75,347
Nordstrom, Inc.	1,512	70,474
L Brands, Inc.	2,652	68,077
Foot Locker, Inc.	1,220	64,904
Five Below, Inc.*	602	61,597
Ollie’s Bargain Outlet Holdings, Inc.*	781	51,944
Williams-Sonoma, Inc.	1,016	51,257
American Eagle Outfitters, Inc.	2,490	48,132
Urban Outfitters, Inc.*	1,433	47,576
AutoNation, Inc.*	1,284	45,839
Dick’s Sporting Goods, Inc.	1,398	43,618
Floor & Decor Holdings, Inc. — Class A*	1,570	40,663
RH*	331	39,660
Michaels Companies, Inc.*	2,750	37,235
Sally Beauty Holdings, Inc.*	2,116	36,078
DSW, Inc. — Class A	1,422	35,123
Dillard’s, Inc. — Class A1	530	31,964
Bed Bath & Beyond, Inc.	2,700	30,564
Abercrombie & Fitch Co. — Class A	1,471	29,494
Children’s Place, Inc.	326	29,369
GameStop Corp. — Class A	2,285	28,837
At Home Group, Inc.*	1,500	27,990
Big Lots, Inc.	927	26,809
Tailored Brands, Inc.	1,608	21,933
Total Retail		4,434,393

Internet - 30.7%
Amazon.com, Inc.*	439	659,365
Alibaba Group Holding Ltd. ADR*	1,860	254,950
Booking Holdings, Inc.*	131	225,637
eBay, Inc.*	4,690	131,648
JD.com, Inc. ADR*	6,248	130,771
Ctrip.com International Ltd. ADR*	4,009	108,484
Expedia Group, Inc.	908	102,286
MercadoLibre, Inc.*	270	79,070
Wayfair, Inc. — Class A*	805	72,514
GrubHub, Inc.*	900	69,129
Baozun, Inc. ADR*,1	2,230	65,138
Etsy, Inc.*	1,240	58,987
Stamps.com, Inc.*	280	43,579
Stitch Fix, Inc. — Class A*,1	1,820	31,104
Shutterfly, Inc.*	763	30,718
Overstock.com, Inc.*,1	1,260	17,111
Total Internet		2,080,491

Distribution & Wholesale – 1.9%
LKQ Corp.*	2,912	69,102
Pool Corp.	415	61,689
Total Distribution & Wholesale		130,791

Commercial Services - 1.5%
Rent-A-Center, Inc.*	2,333	37,771
Monro, Inc.	542	37,263
NutriSystem, Inc.	648	28,434
Total Commercial Services		103,468

Total Common Stocks
(Cost $5,649,740)		6,749,143

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$29,715	29,715
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	12,357	12,357
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	8,238	8,238
Total Repurchase Agreements
(Cost $50,310)		50,310

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
RETAILING FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	81,694	$81,694
Total Securities Lending Collateral
(Cost $81,694)		81,694

Total Investments - 101.4%
(Cost $5,781,744)		$6,881,147
Other Assets & Liabilities, net - (1.4)%		(92,925)
Total Net Assets - 100.0%		$6,788,222

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,749,143	$—	$—	$6,749,143
Repurchase Agreements	—	50,310	—	50,310
Securities Lending Collateral	81,694	—	—	81,694
Total Assets	$6,830,837	$50,310	$—	$6,881,147

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $91,161 of securities loaned (cost $5,731,434)	$6,830,837
Repurchase agreements, at value (cost $50,310)	50,310
Cash	13,827
Receivables:
Fund shares sold	55,148
Dividends	6,152
Securities lending income	276
Interest	4
Total assets	6,956,554

Liabilities:
Payable for:
Return of lending collateral	95,519
Securities purchased	44,252
Management fees	5,180
Transfer agent and administrative fees	1,523
Investor service fees	1,523
Portfolio accounting fees	609
Fund shares redeemed	569
Trustees’ fees*	165
Miscellaneous	18,992
Total liabilities	168,332
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,788,222

Net assets consist of:
Paid in capital	$7,107,365
Total distributable earnings (loss)	(319,143)
Net assets	$6,788,222
Capital shares outstanding	94,343
Net asset value per share	$71.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $242)	$129,865
Interest	1,119
Income from securities lending, net	3,668
Total investment income	134,652

Expenses:
Management fees	84,473
Investor service fees	24,845
Transfer agent and administrative fees	24,845
Professional fees	15,008
Portfolio accounting fees	9,938
Trustees’ fees*	2,153
Custodian fees	1,391
Line of credit fees	11
Miscellaneous	8,373
Total expenses	171,037
Net investment loss	(36,385)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(198,522)
Net realized loss	(198,522)
Net change in unrealized appreciation (depreciation) on:
Investments	(160,691)
Net change in unrealized appreciation (depreciation)	(160,691)
Net realized and unrealized loss	(359,213)
Net decrease in net assets resulting from operations	$(395,598)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(36,385)	$1,360
Net realized loss on investments	(198,522)	(375,717)
Net change in unrealized appreciation (depreciation) on investments	(160,691)	884,370
Net increase (decrease) in net assets resulting from operations	(395,598)	510,013

Distributions to shareholders	(1,360)	—

Capital share transactions:
Proceeds from sale of shares	25,331,798	25,680,045
Distributions reinvested	1,360	—
Cost of shares redeemed	(25,996,766)	(23,619,210)
Net increase (decrease) from capital share transactions	(663,608)	2,060,835
Net increase (decrease) in net assets	(1,060,566)	2,570,848

Net assets:
Beginning of year	7,848,788	5,277,940
End of year	$6,788,222	$7,848,788

Capital share activity:
Shares sold	313,528	374,888
Shares issued from reinvestment of distributions	16	—
Shares redeemed	(324,743)	(349,422)
Net increase (decrease) in shares	(11,199)	25,466

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$74.37	$65.91	$69.96	$77.68	$81.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	.02	(.05)	(.16)	(.40)
Net gain (loss) on investments (realized and unrealized)	(2.11)	8.44	(2.93)	(.20)	6.79
Total from investment operations	(2.41)	8.46	(2.98)	(.36)	6.39
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	—	—	(1.07)	(7.36)	(10.20)
Total distributions	(.01)	—	(1.07)	(7.36)	(10.20)
Net asset value, end of period	$71.95	$74.37	$65.91	$69.96	$77.68

Total Return[b]	(3.23%)	12.82%	0.30%	(1.33%)	8.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,788	$7,849	$5,278	$8,328	$7,304
Ratios to average net assets:
Net investment income (loss)	(0.37%)	0.03%	(0.25%)	(0.19%)	(0.51%)
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	260%	447%	668%	225%	452%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the period presented through December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2018, Technology Fund returned -1.49%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Information Technology Index returned -0.29%.

Within the Fund, the software industry contributed the most to the Fund’s performance for the period, followed by the internet & direct marketing retail industry. The semiconductors & semiconductor equipment industry detracted the most from return, followed by the interactive media & services industry.

Top-contributing holdings were Microsoft Corp., Twilio, Inc. Class A, and Mastercard, Inc. Class A. Facebook, Inc. Class A, NVIDIA Corp., and International Business Machines Corp. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.9%
Microsoft Corp.	3.9%
Alphabet, Inc. — Class A	3.9%
Facebook, Inc. — Class A	2.8%
Visa, Inc. — Class A	2.3%
Intel Corp.	2.1%
Cisco Systems, Inc.	2.0%
Mastercard, Inc. — Class A	2.0%
Oracle Corp.	1.8%
Broadcom, Inc.	1.5%
Top Ten Total	26.2%

“Ten Largest Holdings” excludes any temporary cash investments.

108 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Technology Fund	(1.49%)	10.10%	14.53%
S&P 500 Information Technology Index	(0.29%)	14.93%	18.36%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2018
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Software - 27.8%
Microsoft Corp.	6,102	$619,780
Oracle Corp.	6,490	293,023
Adobe, Inc.*	1,060	239,814
salesforce.com, Inc.*	1,747	239,287
Intuit, Inc.	837	164,763
VMware, Inc. — Class A1	1,158	158,797
Activision Blizzard, Inc.	2,960	137,847
Workday, Inc. — Class A*	850	135,728
Fidelity National Information Services, Inc.	1,310	134,341
ServiceNow, Inc.*	730	129,977
Red Hat, Inc.*	724	127,163
Fiserv, Inc.*	1,710	125,668
Autodesk, Inc.*	947	121,794
Electronic Arts, Inc.*	1,434	113,157
Paychex, Inc.	1,708	111,276
NetEase, Inc. ADR	431	101,444
Momo, Inc. ADR*	3,947	93,741
Atlassian Corporation plc — Class A*	1,050	93,429
First Data Corp. — Class A*	5,500	93,005
Splunk, Inc.*	880	92,268
Citrix Systems, Inc.	814	83,402
Synopsys, Inc.*	973	81,966
Cadence Design Systems, Inc.*	1,874	81,482
ANSYS, Inc.*	550	78,617
Take-Two Interactive Software, Inc.*	762	78,440
SS&C Technologies Holdings, Inc.	1,710	77,138
Broadridge Financial Solutions, Inc.	790	76,037
Jack Henry & Associates, Inc.	569	71,990
Akamai Technologies, Inc.*	1,172	71,586
PTC, Inc.*	850	70,465
Ultimate Software Group, Inc.*	267	65,380
Dropbox, Inc. — Class A*	3,160	64,559
Paycom Software, Inc.*	500	61,225
DocuSign, Inc.*	1,460	58,517
CDK Global, Inc.	1,209	57,887
Aspen Technology, Inc.*	670	55,061
Total Software		4,460,054

Semiconductors - 20.2%
Intel Corp.	7,132	334,705
Broadcom, Inc.	960	244,109
Texas Instruments, Inc.	2,374	224,343
NVIDIA Corp.	1,542	205,857
QUALCOMM, Inc.	3,357	191,047
Micron Technology, Inc.*	4,494	142,595
NXP Semiconductor N.V.	1,863	136,521
Analog Devices, Inc.	1,557	133,637
Applied Materials, Inc.	4,063	133,023
Lam Research Corp.	802	109,208
Xilinx, Inc.	1,265	107,740
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,884	106,448
Advanced Micro Devices, Inc.*	5,469	100,958
Microchip Technology, Inc.	1,370	98,530
ASML Holding N.V. — Class G	590	91,816
Maxim Integrated Products, Inc.	1,760	89,496
KLA-Tencor Corp.	970	86,805
Skyworks Solutions, Inc.	1,200	80,424
Marvell Technology Group Ltd.	4,907	79,444
Qorvo, Inc.*	1,050	63,767
ON Semiconductor Corp.*	3,766	62,177
Integrated Device Technology, Inc.*	1,184	57,341
IPG Photonics Corp.*	505	57,211
Teradyne, Inc.	1,787	56,076
Monolithic Power Systems, Inc.	452	52,545
Cypress Semiconductor Corp.	3,908	49,710
Entegris, Inc.	1,743	48,621
Cree, Inc.*	1,128	48,250
MKS Instruments, Inc.	681	43,999
Total Semiconductors		3,236,403

Internet - 17.9%
Alphabet, Inc. — Class A*	588	614,436
Facebook, Inc. — Class A*	3,452	452,523
Baidu, Inc. ADR*	958	151,939
Twitter, Inc.*	3,504	100,705
Palo Alto Networks, Inc.*	527	99,260
VeriSign, Inc.*	652	96,685
Weibo Corp. ADR*	1,600	93,488
Shopify, Inc. — Class A*	665	92,069
IAC/InterActiveCorp*	500	91,520
Wix.com Ltd.*	950	85,823
YY, Inc. ADR*	1,410	84,403
Match Group, Inc.	1,888	80,750
Autohome, Inc. ADR*	1,030	80,577
GoDaddy, Inc. — Class A*	1,200	78,744
CDW Corp.	970	78,618
Symantec Corp.	4,071	76,922
F5 Networks, Inc.*	451	73,076
Twilio, Inc. — Class A*	790	70,547
TripAdvisor, Inc.*	1,140	61,492
Okta, Inc.*	940	59,972
Zillow Group, Inc. — Class C*	1,894	59,812
Zendesk, Inc.*	1,000	58,370
Proofpoint, Inc.*	570	47,772
Yelp, Inc. — Class A*	1,133	39,644
FireEye, Inc.*	2,431	39,406
Total Internet		2,868,553

Computers - 12.6%
Apple, Inc.	3,974	626,859
International Business Machines Corp.	2,016	229,159
Cognizant Technology Solutions Corp. — Class A	2,184	138,640
HP, Inc.	6,427	131,496
Accenture plc — Class A	922	130,011
Hewlett Packard Enterprise Co.	7,576	100,079
Check Point Software Technologies Ltd.*	874	89,716
NetApp, Inc.	1,493	89,087
DXC Technology Co.	1,668	88,687
Seagate Technology plc	2,068	79,804

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
TECHNOLOGY FUND

	Shares	Value

Fortinet, Inc.*	1,120	$78,882
Western Digital Corp.	2,080	76,898
Amdocs Ltd.	1,120	65,610
Nutanix, Inc. — Class A*	1,510	62,801
Lumentum Holdings, Inc.*	982	41,254
Total Computers		2,028,983

Commercial Services - 6.3%
PayPal Holdings, Inc.*	2,711	227,968
Automatic Data Processing, Inc.	1,336	175,176
Worldpay, Inc. — Class A*	1,470	112,352
Square, Inc. — Class A*	1,910	107,132
FleetCor Technologies, Inc.*	506	93,974
Global Payments, Inc.	895	92,302
Total System Services, Inc.	1,086	88,281
Western Union Co.	3,675	62,696
Sabre Corp.	2,516	54,446
Total Commercial Services		1,014,327

Diversified Financial Services - 5.2%
Visa, Inc. — Class A	2,836	374,182
Mastercard, Inc. — Class A	1,719	324,289
Pagseguro Digital Ltd. — Class A*	4,280	80,164
Alliance Data Systems Corp.	433	64,985
Total Diversified Financial Services		843,620

Telecommunications - 4.2%
Cisco Systems, Inc.	7,485	324,325
Motorola Solutions, Inc.	864	99,395
Arista Networks, Inc.*	452	95,237
Juniper Networks, Inc.	2,610	70,235
LogMeIn, Inc.	581	47,392
CommScope Holding Company, Inc.*	2,470	40,483
Total Telecommunications		677,067

Electronics - 3.3%
Amphenol Corp. — Class A	1,436	116,345
Corning, Inc.	3,787	114,405
TE Connectivity Ltd.	1,223	92,495
Trimble, Inc.*	2,046	67,334
FLIR Systems, Inc.	1,296	56,428
Avnet, Inc.	1,282	46,280
Coherent, Inc.*	360	38,056
Total Electronics		531,343

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	425	67,673

Machinery-Diversified - 0.4%
Cognex Corp.	1,570	60,712

Advertising - 0.3%
Trade Desk, Inc. — Class A*	440	51,066

Electrical Components & Equipment - 0.3%
Universal Display Corp.	520	48,656

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	1,135	48,186

Total Common Stocks
(Cost $8,601,372)		15,936,643

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.0%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$91,188	91,188
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	37,922	37,922
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	25,282	25,282
Total Repurchase Agreements
(Cost $154,392)		154,392

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	120,079	120,079
Total Securities Lending Collateral
(Cost $120,079)		120,079

Total Investments - 100.9%
(Cost $8,875,843)		$16,211,114
Other Assets & Liabilities, net - (0.9)%		(150,548)
Total Net Assets - 100.0%		$16,060,566

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,936,643	$—	$—	$15,936,643
Repurchase Agreements	—	154,392	—	154,392
Securities Lending Collateral	120,079	—	—	120,079
Total Assets	$16,056,722	$154,392	$—	$16,211,114

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $119,029 of securities loaned (cost $8,721,451)	$16,056,722
Repurchase agreements, at value (cost $154,392)	154,392
Cash	20,320
Receivables:
Fund shares sold	53,241
Dividends	8,243
Foreign tax reclaims	590
Securities lending income	24
Interest	13
Total assets	16,293,545

Liabilities:
Payable for:
Return of lending collateral	140,399
Fund shares redeemed	20,858
Management fees	11,572
Transfer agent and administrative fees	3,403
Investor service fees	3,403
Portfolio accounting fees	1,362
Trustees’ fees*	466
Miscellaneous	51,516
Total liabilities	232,979
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,060,566

Net assets consist of:
Paid in capital	$9,391,775
Total distributable earnings (loss)	6,668,791
Net assets	$16,060,566
Capital shares outstanding	172,556
Net asset value per share	$93.07

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $476)	$260,912
Interest	3,020
Income from securities lending, net	7,893
Total investment income	271,825

Expenses:
Management fees	207,300
Investor service fees	60,970
Transfer agent and administrative fees	60,970
Professional fees	31,463
Portfolio accounting fees	24,388
Trustees’ fees*	7,095
Custodian fees	3,529
Line of credit fees	121
Miscellaneous	22,968
Total expenses	418,804
Net investment loss	(146,979)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,605,280
Net realized gain	1,605,280
Net change in unrealized appreciation (depreciation) on:
Investments	(1,731,288)
Net change in unrealized appreciation (depreciation)	(1,731,288)
Net realized and unrealized loss	(126,008)
Net decrease in net assets resulting from operations	$(272,987)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(146,979)	$(145,413)
Net realized gain on investments	1,605,280	1,560,782
Net change in unrealized appreciation (depreciation) on investments	(1,731,288)	4,572,472
Net increase (decrease) in net assets resulting from operations	(272,987)	5,987,841

Distributions to shareholders	(660,584)	(599,849)[1]

Capital share transactions:
Proceeds from sale of shares	41,595,282	48,485,786
Distributions reinvested	660,584	599,849
Cost of shares redeemed	(48,201,267)	(49,690,430)
Net decrease from capital share transactions	(5,945,401)	(604,795)
Net increase (decrease) in net assets	(6,878,972)	4,783,197

Net assets:
Beginning of year	22,939,538	18,156,341
End of year	$16,060,566	$22,939,538

Capital share activity:
Shares sold	392,507	551,981
Shares issued from reinvestment of distributions	6,013	6,951
Shares redeemed	(463,173)	(564,197)
Net decrease in shares	(64,653)	(5,265)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 9).

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$96.71	$74.88	$71.70	$71.28	$64.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.56)	(.21)	(.32)	(.32)
Net gain (loss) on investments (realized and unrealized)	(.43)	24.71	7.78	1.13	6.95
Total from investment operations	(1.06)	24.15	7.57	.81	6.63
Less distributions from:
Net realized gains	(2.58)	(2.32)	(4.39)	(.39)	—
Total distributions	(2.58)	(2.32)	(4.39)	(.39)	—
Net asset value, end of period	$93.07	$96.71	$74.88	$71.70	$71.28

Total Return[b]	(1.49%)	32.63%	11.07%	1.11%	10.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,061	$22,940	$18,156	$19,042	$18,218
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.64%)	(0.29%)	(0.45%)	(0.47%)
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	178%	200%	321%	142%	197%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2018, Telecommunications Fund returned -5.29%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned -12.53%.

The industries contributing the most were the aerospace & defense industry, followed by the software industry. The diversified telecommunications services industry was the largest detractor from return, followed by the wireless communication services industry.

Cisco Systems, Inc., Verizon Communications, Inc., and Palo Alto Networks, Inc. were the strongest performers for the year. AT&T, Inc., CommScope Holding Co., Inc., and Zayo Group Holdings, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	11.6%
Cisco Systems, Inc.	10.8%
AT&T, Inc.	10.8%
T-Mobile US, Inc.	5.6%
Sprint Corp.	3.6%
Motorola Solutions, Inc.	3.3%
Palo Alto Networks, Inc.	3.3%
Arista Networks, Inc.	3.2%
CenturyLink, Inc.	3.0%
F5 Networks, Inc.	2.4%
Top Ten Total	57.6%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Telecommunications Fund	(5.29%)	2.41%	5.76%
S&P 500 Telecommunication Services Index	(12.53%)	2.58%	7.51%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	December 31, 2018
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Telecommunications - 88.9%
Verizon Communications, Inc.	6,669	$374,931
Cisco Systems, Inc.	8,064	349,413
AT&T, Inc.	12,199	348,160
T-Mobile US, Inc.*	2,820	179,380
Sprint Corp.*	20,103	117,000
Motorola Solutions, Inc.	930	106,987
Arista Networks, Inc.*	486	102,400
CenturyLink, Inc.	6,449	97,702
Juniper Networks, Inc.	2,814	75,725
Ubiquiti Networks, Inc.	674	67,002
Vodafone Group plc ADR	3,093	59,633
Zayo Group Holdings, Inc.*	2,605	59,498
ARRIS International plc*	1,886	57,655
Ciena Corp.*	1,691	57,342
EchoStar Corp. — Class A*	1,288	47,295
Telephone & Data Systems, Inc.	1,440	46,858
ViaSat, Inc.*	769	45,333
CommScope Holding Company, Inc.*	2,667	43,712
Intelsat S.A.*	2,024	43,293
America Movil SAB de CV — Class L ADR	3,005	42,821
Finisar Corp.*	1,837	39,679
InterDigital, Inc.	556	36,935
China Mobile Ltd. ADR	760	36,480
Shenandoah Telecommunications Co.	820	36,285
Iridium Communications, Inc.*	1,880	34,686
Telefonica Brasil S.A. ADR	2,838	33,857
BCE, Inc.	849	33,561
TIM Participacoes S.A. ADR	2,130	32,674
SK Telecom Company Ltd. ADR	1,205	32,294
NETGEAR, Inc.*	618	32,155
Rogers Communications, Inc. — Class B	622	31,884
KT Corp. ADR *	2,200	31,284
TELUS Corp.	942	31,218
Acacia Communications, Inc.*	812	30,856
Plantronics, Inc.	843	27,903
Casa Systems, Inc.*	1,994	26,181
Consolidated Communications Holdings, Inc.	2,105	20,798
Total Telecommunications		2,870,870

Internet - 7.5%
Palo Alto Networks, Inc.*	564	106,230
F5 Networks, Inc.*	478	77,450
Cogent Communications Holdings, Inc.	794	35,897
Boingo Wireless, Inc.*	1,137	23,388
Total Internet		242,965

Computers - 2.4%
Lumentum Holdings, Inc.*	1,056	44,351
NetScout Systems, Inc.*	1,410	33,318
Total Computers		77,669

Electronics - 0.5%
Applied Optoelectronics, Inc.*	963	14,859

Total Common Stocks
(Cost $2,728,362)		3,206,363

	Face Amount

REPURCHASE AGREEMENTS††,1 - 1.0%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$19,721	19,721
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	8,201	8,201
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	5,467	5,467
Total Repurchase Agreements
(Cost $33,389)		33,389

Total Investments - 100.3%
(Cost $2,761,751)		$3,239,752
Other Assets & Liabilities, net - (0.3)%		(10,208)
Total Net Assets - 100.0%		$3,229,544

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,206,363	$—	$—	$3,206,363
Repurchase Agreements	—	33,389	—	33,389
Total Assets	$3,206,363	$33,389	$—	$3,239,752

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $2,728,362)	$3,206,363
Repurchase agreements, at value (cost $33,389)	33,389
Receivables:
Dividends	2,816
Foreign tax reclaims	204
Securities lending income	104
Interest	3
Total assets	3,242,879

Liabilities:
Payable for:
Management fees	2,523
Fund shares redeemed	2,254
Transfer agent and administrative fees	742
Investor service fees	742
Portfolio accounting fees	297
Trustees’ fees*	55
Miscellaneous	6,722
Total liabilities	13,335
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,229,544

Net assets consist of:
Paid in capital	$3,379,715
Total distributable earnings (loss)	(150,171)
Net assets	$3,229,544
Capital shares outstanding	60,090
Net asset value per share	$53.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $353)	$74,405
Interest	289
Income from securities lending, net	5,576
Total investment income	80,270

Expenses:
Management fees	25,287
Investor service fees	7,437
Transfer agent and administrative fees	7,437
Professional fees	3,558
Portfolio accounting fees	2,975
Trustees’ fees*	727
Custodian fees	420
Line of credit fees	41
Miscellaneous	3,613
Total expenses	51,495
Net investment income	28,775

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(74,284)
Net realized loss	(74,284)
Net change in unrealized appreciation (depreciation) on:
Investments	(300,467)
Net change in unrealized appreciation (depreciation)	(300,467)
Net realized and unrealized loss	(374,751)
Net decrease in net assets resulting from operations	$(345,976)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,775	$22,188
Net realized gain (loss) on investments	(74,284)	174,301
Net change in unrealized appreciation (depreciation) on investments	(300,467)	(53,631)
Net increase (decrease) in net assets resulting from operations	(345,976)	142,858

Distributions to shareholders	(73,940)	(83,794)[1]

Capital share transactions:
Proceeds from sale of shares	11,508,223	13,601,984
Distributions reinvested	73,940	83,794
Cost of shares redeemed	(11,446,388)	(15,614,915)
Net increase (decrease) from capital share transactions	135,775	(1,929,137)
Net decrease in net assets	(284,141)	(1,870,073)

Net assets:
Beginning of year	3,513,685	5,383,758
End of year	$3,229,544	$3,513,685

Capital share activity:
Shares sold	193,484	236,843
Shares issued from reinvestment of distributions	1,260	1,515
Shares redeemed	(194,735)	(272,681)
Net increase (decrease) in shares	9	(34,323)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 9):

Net investment income	$(36,179)
Net realized gains	(47,615)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$58.48	$57.03	$48.71	$53.12	$52.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.37	.45	.42	.61
Net gain (loss) on investments (realized and unrealized)	(3.51)	2.86	8.03	(3.94)	.79
Total from investment operations	(2.94)	3.23	8.48	(3.52)	1.40
Less distributions from:
Net investment income	(.47)	(.77)	(.16)	(.89)	(1.22)
Net realized gains	(1.32)	(1.01)	—	—	—
Total distributions	(1.79)	(1.78)	(.16)	(.89)	(1.22)
Net asset value, end of period	$53.75	$58.48	$57.03	$48.71	$53.12

Total Return[b]	(5.29%)	5.85%	17.40%	(6.73%)	2.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,230	$3,514	$5,384	$2,329	$2,382
Ratios to average net assets:
Net investment income (loss)	0.97%	0.65%	0.86%	0.80%	1.14%
Total expenses	1.73%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	365%	372%	410%	232%	495%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2018, Transportation Fund returned -20.05%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Industrials Index returned -13.29%.

The auto components industry was the largest detractor from the Fund’s return for the period, followed by the automobiles segment. Only the interactive media & services segment contributed to return.

United Continental Holdings, Inc., CSX Corp., and Spirit Airlines, Inc. were the biggest contributors to performance for the year. FedEx Corp., Ford Motor Co., and Thor Industries, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.6%
United Parcel Service, Inc. — Class B	5.3%
Tesla, Inc.	4.3%
CSX Corp.	4.2%
FedEx Corp.	3.9%
General Motors Co.	3.8%
Norfolk Southern Corp.	3.6%
Delta Air Lines, Inc.	3.2%
Ford Motor Co.	3.0%
Southwest Airlines Co.	2.8%
Top Ten Total	39.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Transportation Fund	(20.05%)	3.51%	10.55%
S&P 500 Industrials Index	(13.29%)	5.95%	12.68%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

124 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Transportation - 44.4%
Union Pacific Corp.	1,689	$233,471
United Parcel Service, Inc. — Class B	2,264	220,808
CSX Corp.	2,787	173,156
FedEx Corp.	998	161,007
Norfolk Southern Corp.	1,010	151,035
Expeditors International of Washington, Inc.	1,217	82,866
CH Robinson Worldwide, Inc.	953	80,138
J.B. Hunt Transport Services, Inc.	814	75,735
Old Dominion Freight Line, Inc.	613	75,699
Kansas City Southern	771	73,592
Canadian Pacific Railway Ltd.	310	55,062
Genesee & Wyoming, Inc. — Class A*	675	49,964
Canadian National Railway Co.	666	49,357
Kirby Corp.*	728	49,038
Knight-Swift Transportation Holdings, Inc.	1,942	48,686
Landstar System, Inc.	495	47,357
ZTO Express Cayman, Inc. ADR	2,609	41,300
Ryder System, Inc.	800	38,520
Hub Group, Inc. — Class A*	948	35,142
Werner Enterprises, Inc.	1,148	33,912
Saia, Inc.*	509	28,412
Atlas Air Worldwide Holdings, Inc.*	624	26,327
ArcBest Corp.	635	21,755
Total Transportation		1,852,339

Airlines - 18.8%
Delta Air Lines, Inc.	2,702	134,830
Southwest Airlines Co.	2,529	117,548
United Continental Holdings, Inc.*	1,313	109,937
American Airlines Group, Inc.	2,773	89,041
Alaska Air Group, Inc.	1,037	63,101
JetBlue Airways Corp.*	3,166	50,846
Spirit Airlines, Inc.*	806	46,684
Copa Holdings S.A. — Class A	525	41,323
Ryanair Holdings plc ADR*	567	40,450
SkyWest, Inc.	823	36,599
Allegiant Travel Co. — Class A	279	27,961
Hawaiian Holdings, Inc.	995	26,278
Total Airlines		784,598

Auto Manufacturers - 14.3%
Tesla, Inc.*	544	181,043
General Motors Co.	4,687	156,780
Ford Motor Co.	16,359	125,146
Ferrari N.V.	480	47,731
Fiat Chrysler Automobiles N.V.*	2,917	42,180
Tata Motors Ltd. ADR*	3,366	40,998
Total Auto Manufacturers		593,878

Auto Parts & Equipment - 14.0%
Aptiv plc	1,387	85,398
Lear Corp.	539	66,222
BorgWarner, Inc.	1,837	63,817
Goodyear Tire & Rubber Co.	2,510	51,229
Magna International, Inc.	1,008	45,814
Delphi Technologies plc	3,039	43,518
Autoliv, Inc.	619	43,472
Tenneco, Inc. — Class A	1,268	34,730
Dana, Inc.	2,434	33,175
Visteon Corp.*	521	31,406
Cooper Tire & Rubber Co.	935	30,229
Adient plc	1,726	25,994
American Axle & Manufacturing Holdings, Inc.*	2,338	25,952
Total Auto Parts & Equipment		580,956

Commercial Services - 3.7%
AMERCO	179	58,732
Macquarie Infrastructure Corp.	1,119	40,911
Avis Budget Group, Inc.*	1,323	29,741
Hertz Global Holdings, Inc.*	1,765	24,092
Total Commercial Services		153,476

Leisure Time - 2.2%
Harley-Davidson, Inc.	1,655	56,469
Fox Factory Holding Corp.*	599	35,263
Total Leisure Time		91,732

Electronics - 1.3%
Gentex Corp.	2,688	54,324

Home Builders - 0.9%
Thor Industries, Inc.	750	39,000

Total Common Stocks
(Cost $1,868,913)		4,150,303

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$20,009	20,009
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	8,321	8,321
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	5,547	5,547
Total Repurchase Agreements
(Cost $33,877)		33,877

Total Investments - 100.4%
(Cost $1,902,790)		$4,184,180
Other Assets & Liabilities, net - (0.4)%		(16,740)
Total Net Assets - 100.0%		$4,167,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
TRANSPORTATION FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,150,303	$—	$—	$4,150,303
Repurchase Agreements	—	33,877	—	33,877
Total Assets	$4,150,303	$33,877	$—	$4,184,180

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $1,868,913)	$4,150,303
Repurchase agreements, at value (cost $33,877)	33,877
Cash	6
Receivables:
Fund shares sold	3,361
Dividends	2,391
Foreign tax reclaims	81
Interest	3
Total assets	4,190,022

Liabilities:
Payable for:
Management fees	3,439
Transfer agent and administrative fees	1,011
Investor service fees	1,011
Fund shares redeemed	719
Portfolio accounting fees	405
Trustees’ fees*	145
Miscellaneous	15,852
Total liabilities	22,582
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,167,440

Net assets consist of:
Paid in capital	$2,346,887
Total distributable earnings (loss)	1,820,553
Net assets	$4,167,440
Capital shares outstanding	63,132
Net asset value per share	$66.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $879)	$101,779
Interest	799
Income from securities lending, net	1,700
Total investment income	104,278

Expenses:
Management fees	58,109
Investor service fees	17,091
Transfer agent and administrative fees	17,091
Professional fees	8,473
Portfolio accounting fees	6,836
Trustees’ fees*	2,280
Custodian fees	1,022
Line of credit fees	35
Miscellaneous	6,427
Total expenses	117,364
Net investment loss	(13,086)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	983,030
Net realized gain	983,030
Net change in unrealized appreciation (depreciation) on:
Investments	(2,177,203)
Net change in unrealized appreciation (depreciation)	(2,177,203)
Net realized and unrealized loss	(1,194,173)
Net decrease in net assets resulting from operations	$(1,207,259)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(13,086)	$(53,647)
Net realized gain on investments	983,030	1,233,216
Net change in unrealized appreciation (depreciation) on investments	(2,177,203)	546,486
Net increase (decrease) in net assets resulting from operations	(1,207,259)	1,726,055

Distributions to shareholders	(238,586)	(23,779)[1]

Capital share transactions:
Proceeds from sale of shares	17,105,443	31,357,021
Distributions reinvested	238,586	23,779
Cost of shares redeemed	(23,469,276)	(34,227,168)
Net decrease from capital share transactions	(6,125,247)	(2,846,368)
Net decrease in net assets	(7,571,092)	(1,144,092)

Net assets:
Beginning of year	11,738,532	12,882,624
End of year	$4,167,440	$11,738,532

Capital share activity:
Shares sold	208,178	406,855
Shares issued from reinvestment of distributions	3,009	308
Shares redeemed	(284,315)	(452,837)
Net decrease in shares	(73,128)	(45,674)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 9).

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$86.15	$70.81	$100.87	$121.73	$99.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.43)	.16	(.08)	(.12)
Net gain (loss) on investments (realized and unrealized)	(16.55)	15.99	(20.23)	(16.78)	22.72
Total from investment operations	(16.71)	15.56	(20.07)	(16.86)	22.60
Less distributions from:
Net investment income	—	(.22)	—	—	—
Net realized gains	(3.43)	—	(9.99)	(4.00)	—
Total distributions	(3.43)	(.22)	(9.99)	(4.00)	—
Net asset value, end of period	$66.01	$86.15	$70.81	$100.87	$121.73

Total Return[b]	(20.05%)	22.02%	15.43%	(14.09%)	22.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,167	$11,739	$12,883	$6,810	$22,672
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.56%)	0.73%	(0.06%)	(0.11%)
Total expenses	1.72%	1.70%	1.66%	1.60%	1.66%
Portfolio turnover rate	237%	308%	174%	99%	196%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2018, Utilities Fund returned 3.78%, compared with a return of -4.38% for the S&P 500 Index. The S&P 500 Utilities Index returned 4.11%.

The electric utilities industry was the largest contributor to return for the period, followed by the independent power & renewable electricity producers. Water utilities was the only segment to detract from return.

NextEra Energy, Inc., NRG Energy, Inc., and Exelon Corp. were the best-performing holdings over the one-year period. PG&E Corp., Dominion Energy, Inc., and Consolidated Edison, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.9%
Duke Energy Corp.	4.2%
Dominion Energy, Inc.	3.6%
Southern Co.	3.6%
Exelon Corp.	3.5%
American Electric Power Company, Inc.	3.2%
Sempra Energy	2.9%
Public Service Enterprise Group, Inc.	2.8%
Xcel Energy, Inc.	2.7%
Consolidated Edison, Inc.	2.6%
Top Ten Total	34.0%

“Ten Largest Holdings” excludes any temporary cash investments.

130 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Utilities Fund	3.78%	8.82%	9.51%
S&P 500 Utilities Index	4.11%	10.74%	10.46%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	December 31, 2018
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Electric - 82.4%
NextEra Energy, Inc.	5,418	$941,757
Duke Energy Corp.	9,433	814,068
Dominion Energy, Inc.	9,766	697,878
Southern Co.	15,659	687,743
Exelon Corp.	15,070	679,657
American Electric Power Company, Inc.	8,344	623,631
Sempra Energy	5,110	552,851
Public Service Enterprise Group, Inc.	10,229	532,419
Xcel Energy, Inc.	10,518	518,222
Consolidated Edison, Inc.	6,639	507,618
PPL Corp.	17,080	483,876
WEC Energy Group, Inc.	6,944	480,941
Eversource Energy	7,118	462,955
DTE Energy Co.	4,159	458,738
FirstEnergy Corp.	12,207	458,373
Edison International	7,736	439,173
Ameren Corp.	6,262	408,470
Entergy Corp.	4,740	407,972
Avangrid, Inc.	8,110	406,230
Evergy, Inc.	7,006	397,731
CenterPoint Energy, Inc.	13,916	392,849
CMS Energy Corp.	7,748	384,688
PG&E Corp.*	15,561	369,574
Vistra Energy Corp.*	15,566	356,306
NRG Energy, Inc.	8,937	353,905
Alliant Energy Corp.	7,798	329,465
AES Corp.	22,113	319,754
Pinnacle West Capital Corp.	3,700	315,240
OGE Energy Corp.	7,381	289,261
SCANA Corp.	5,589	267,042
IDACORP, Inc.	2,375	221,017
Portland General Electric Co.	4,509	206,738
ALLETE, Inc.	2,699	205,718
Hawaiian Electric Industries, Inc.	5,614	205,585
Black Hills Corp.	3,185	199,954
PNM Resources, Inc.	4,522	185,809
NorthWestern Corp.	2,963	176,121
Avista Corp.	4,048	171,959
Total Electric		15,911,288

Gas - 11.4%
Atmos Energy Corp.	3,691	342,230
NiSource, Inc.	12,388	314,036
UGI Corp.	5,817	310,337
Vectren Corp.	3,529	254,017
National Fuel Gas Co.	4,157	212,755
ONE Gas, Inc.	2,635	209,746
New Jersey Resources Corp.	4,468	204,054
Spire, Inc.	2,706	200,460
South Jersey Industries, Inc.	5,710	158,738
Total Gas		2,206,373

Water - 3.5%
American Water Works Company, Inc.	4,613	418,722
Aqua America, Inc.	7,496	256,288
Total Water		675,010

Building Materials - 1.1%
MDU Resources Group, Inc.	9,304	221,808

Energy-Alternate Sources - 0.7%
Pattern Energy Group, Inc. — Class A	7,653	142,499

Pipelines - 0.0%
Kinder Morgan, Inc.	1	15

Total Common Stocks
(Cost $13,369,044)		19,156,993

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$67,377	67,377
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	28,020	28,020
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	18,680	18,680
Total Repurchase Agreements
(Cost $114,077)		114,077

Total Investments - 99.7%
(Cost $13,483,121)		$19,271,070
Other Assets & Liabilities, net - 0.3%		49,335
Total Net Assets - 100.0%		$19,320,405

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.

See Sector Classification in Other Information section.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,156,993	$—	$—	$19,156,993
Repurchase Agreements	—	114,077	—	114,077
Total Assets	$19,156,993	$114,077	$—	$19,271,070

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $13,369,044)	$19,156,993
Repurchase agreements, at value (cost $114,077)	114,077
Receivables:
Fund shares sold	94,378
Dividends	44,585
Foreign tax reclaims	123
Interest	9
Total assets	19,410,165

Liabilities:
Payable for:
Fund shares redeemed	27,753
Management fees	15,421
Transfer agent and administrative fees	4,536
Investor service fees	4,536
Portfolio accounting fees	1,814
Trustees’ fees*	283
Miscellaneous	35,417
Total liabilities	89,760
Commitments and contingent liabilities (Note 10)	—
Net assets	$19,320,405

Net assets consist of:
Paid in capital	$15,282,764
Total distributable earnings (loss)	4,037,641
Net assets	$19,320,405
Capital shares outstanding	679,496
Net asset value per share	$28.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$507,118
Interest	1570
Income from securities lending, net	44
Total investment income	508,732

Expenses:
Management fees	132,074
Investor service fees	38,845
Transfer agent and administrative fees	38,845
Professional fees	16,399
Portfolio accounting fees	15,538
Trustees’ fees*	3,880
Custodian fees	2,234
Line of credit fees	52
Miscellaneous	20,997
Total expenses	268,864
Net investment income	239,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	70,434
Net realized gain	70,434
Net change in unrealized appreciation (depreciation) on:
Investments	(467,247)
Net change in unrealized appreciation (depreciation)	(467,247)
Net realized and unrealized loss	(396,813)
Net decrease in net assets resulting from operations	$(156,945)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$239,868	$287,688
Net realized gain on investments	70,434	350,959
Net change in unrealized appreciation (depreciation) on investments	(467,247)	1,123,878
Net increase (decrease) in net assets resulting from operations	(156,945)	1,762,525

Distributions to shareholders	(360,629)	(721,307)[1]

Capital share transactions:
Proceeds from sale of shares	57,547,298	40,236,819
Distributions reinvested	360,629	721,307
Cost of shares redeemed	(52,739,822)	(42,571,657)
Net increase (decrease) from capital share transactions	5,168,105	(1,613,531)
Net increase (decrease) in net assets	4,650,531	(572,313)

Net assets:
Beginning of year	14,669,874	15,242,187
End of year	$19,320,405	$14,669,874

Capital share activity:
Shares sold	2,027,789	1,434,672
Shares issued from reinvestment of distributions	12,884	26,985
Shares redeemed	(1,885,612)	(1,518,042)
Net increase (decrease) in shares	155,061	(56,385)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 9):

Net investment income	$(357,236)
Net realized gains	(364,071)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$27.97	$26.24	$22.86	$25.35	$20.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.42	.36	.39	.48
Net gain (loss) on investments (realized and unrealized)	.62 [c]	2.42	3.38	(2.24)	4.30
Total from investment operations	1.05	2.84	3.74	(1.85)	4.78
Less distributions from:
Net investment income	(.46)	(.55)	(.17)	(.64)	(.32)
Net realized gains	(.13)	(.56)	(.19)	—	—
Total distributions	(.59)	(1.11)	(.36)	(.64)	(.32)
Net asset value, end of period	$28.43	$27.97	$26.24	$22.86	$25.35

Total Return[b]	3.78%	11.02%	16.34%	(7.36%)	22.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,320	$14,670	$15,242	$17,064	$28,415
Ratios to average net assets:
Net investment income (loss)	1.54%	1.48%	1.39%	1.66%	2.07%
Total expenses	1.73%	1.70%	1.65%	1.61%	1.66%
Portfolio turnover rate	299%	183%	234%	312%	247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a diversified investment company, with the exception of Biotechnology Fund, Electronics Fund, Energy Services Fund, Precious Metals Fund and Telecommunications Fund which are each a non-diversified investment company.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

Exchange-traded funds are valued at the last quoted sales price.

Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Note
2.95%			1.13%
Due 01/02/19	$54,122,377	$54,131,247	06/30/21	$57,040,000	$55,203,996
			U.S. Treasury Bill
			0.00%
			01/03/19	900	900
				57,040,900	55,204,896

Barclays Capital			U.S. Treasury Note
2.93%			2.50%
Due 01/02/19	22,507,947	22,511,611	05/15/24	22,942,600	22,958,127

Bank of America Merrill Lynch			U.S. Treasury Strip
2.95%			0.00%
Due 01/02/19	15,005,298	15,007,757	08/15/31	22,092,096	15,305,404

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Basic Materials Fund	$91,008	$(91,008)	$—	$79,384	$13,434	$92,818
Consumer Products Fund	43,328	(43,328)	—	37,403	6,330	43,733
Electronics Fund	41,558	(41,558)	—	36,202	6,126	42,328
Energy Services Fund	44,252	(44,252)	—	40,896	6,921	47,817
Internet Fund	16,241	(16,241)	—	14,860	2,515	17,375
Leisure Fund	79,684	(79,684)	—	71,610	12,119	83,729
Precious Metals Fund	1,662,584	(1,662,584)	—	1,445,291	244,581	1,689,872
Real Estate Fund	36,302	(36,302)	—	31,803	5,382	37,185
Retailing Fund	91,161	(91,161)	—	81,694	13,825	95,519
Technology Fund	119,029	(119,029)	—	120,079	20,320	140,399

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$34,621	$1,768	$36,389
Basic Materials Fund	209,047	—	209,047
Biotechnology Fund	—	71,198	71,198
Consumer Products Fund	85,677	432,239	517,916
Electronics Fund	185,380	57,284	242,664
Energy Fund	100,740	—	100,740
Energy Services Fund	203,149	—	203,149
Financial Services Fund	80,650	—	80,650
Health Care Fund	—	331,012	331,012
Internet Fund	206,047	—	206,047
Leisure Fund	238,213	—	238,213
Precious Metals Fund	860,699	—	860,699
Real Estate Fund	127,066	—	127,066
Retailing Fund	1,360	—	1,360
Technology Fund	660,584	—	660,584
Telecommunications Fund	19,468	54,472	73,940
Transportation Fund	141,129	97,457	238,586
Utilities Fund	292,483	68,146	360,629

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$33,765	$—	$33,765
Basic Materials Fund	105,780	—	105,780
Consumer Products Fund	647,918	65,047	712,965
Electronics Fund	—	—	—
Energy Fund	110,100	—	110,100
Financial Services Fund	71,565	—	71,565
Health Care Fund	—	1,042,418	1,042,418
Internet Fund	—	55,537	55,537
Leisure Fund	20,573	16,439	37,012
Precious Metals Fund	1,123,988	—	1,123,988
Real Estate Fund	316,400	—	316,400
Technology Fund	—	599,849	599,849
Telecommunications Fund	83,794	—	83,794
Transportation Fund	23,779	—	23,779
Utilities Fund	721,307	—	721,307

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings (deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$40,316	$—	$542,160	$(875,367)	$—	$(292,891)
Basic Materials Fund	15,290	284,073	1,370,689	—	—	1,670,052
Biotechnology Fund	—	553,949	8,755,952	—	—	9,309,901
Consumer Products Fund	158,056	33,877	2,988,014	—	—	3,179,947
Electronics Fund	—	94,379	1,629,411	—	—	1,723,790
Energy Fund	40,839	—	1,427,837	(7,639,446)	—	(6,170,770)
Energy Services Fund	—	—	(1,354,140)	(7,734,977)	—	(9,089,117)
Financial Services Fund	85,079	413,743	1,451,329	—	6,073	1,956,224
Health Care Fund	—	408,723	7,424,260	—	—	7,832,983
Internet Fund	—	—	2,470,990	—	—	2,470,990
Leisure Fund	25,588	42,635	798,985	—	—	867,208
Precious Metals Fund	—	—	(2,204,476)	(15,626,534)	(86,192)	(17,917,202)
Real Estate Fund	242,602	150,052	1,115,339	—	49,934	1,557,927
Retailing Fund	—	—	17,149	(336,292)	—	(319,143)
Technology Fund	—	782,667	5,886,124	—	—	6,668,791
Telecommunications Fund	—	—	(39,926)	(110,245)	—	(150,171)
Transportation Fund	—	1,399	1,819,154	—	—	1,820,553
Utilities Fund	49,561	—	3,988,080	—	—	4,037,641

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Funds were as follows:

Fund	Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Banking Fund	$(875,367)	$—	$(875,367)
Energy Fund	(895,676)	(6,743,770)	(7,639,446)
Energy Services Fund	(1,152,122)	(6,582,855)	(7,734,977)
Precious Metals Fund	(3,822,388)	(11,804,146)	(15,626,534)
Retailing Fund	—	(336,292)	(336,292)
Telecommunications Fund*	(21,160)	(89,085)	(110,245)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Banking Fund	$—	$474,926	$474,926
Electronics Fund	—	329,594	329,594
Financial Services Fund	—	273,255	273,255
Telecommunications Fund	—	60,983	60,983
Transportation Fund	—	719,336	719,336

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

from the tax treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Basic Materials Fund	$363,649	$(363,649)
Biotechnology Fund	517,755	(517,755)
Consumer Products Fund	355,788	(355,788)
Electronics Fund	389,195	(389,195)
Energy Services Fund	(9,036)	9,036
Financial Services Fund	5,190	(5,190)
Health Care Fund	835,231	(835,231)
Internet Fund	307,130	(307,130)
Leisure Fund	157,987	(157,987)
Precious Metals Fund	(254,640)	254,640
Real Estate Fund	19,573	(19,573)
Retailing Fund	(36,386)	36,386
Technology Fund	491,960	(491,960)
Telecommunications Fund	138,722	(138,722)
Transportation Fund	(8,237)	8,237
Utilities Fund	599,963	(599,963)

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Banking Fund	$4,978,909	$571,889	$(29,729)	$542,160
Basic Materials Fund	4,925,305	1,423,188	(52,499)	1,370,689
Biotechnology Fund	12,477,476	8,916,231	(160,279)	8,755,952
Consumer Products Fund	10,110,611	3,157,979	(169,965)	2,988,014
Electronics Fund	3,279,971	1,664,857	(35,446)	1,629,411
Energy Fund	8,251,144	1,998,629	(570,792)	1,427,837
Energy Services Fund	4,889,863	—	(1,354,140)	(1,354,140)
Financial Services Fund	5,695,654	1,536,449	(85,120)	1,451,329
Health Care Fund	13,057,596	7,603,419	(179,159)	7,424,260
Internet Fund	6,031,843	2,632,843	(161,853)	2,470,990
Leisure Fund	2,847,489	884,826	(85,841)	798,985
Precious Metals Fund	20,426,555	—	(2,204,476)	(2,204,476)
Real Estate Fund	11,572,016	1,305,369	(190,030)	1,115,339
Retailing Fund	6,863,998	323,869	(306,720)	17,149
Technology Fund	10,324,990	5,913,776	(27,652)	5,886,124
Telecommunications Fund	3,279,678	47,798	(87,724)	(39,926)
Transportation Fund	2,365,026	1,840,616	(21,462)	1,819,154
Utilities Fund	15,282,990	4,016,795	(28,715)	3,988,080

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$22,853,992	$26,043,139
Basic Materials Fund	8,227,603	17,472,492
Biotechnology Fund	28,500,604	34,322,307
Consumer Products Fund	23,425,656	23,980,606
Electronics Fund	20,588,710	26,133,175
Energy Fund	78,704,214	82,121,617
Energy Services Fund	22,265,149	24,646,106
Financial Services Fund	44,983,032	52,981,069
Health Care Fund	46,022,466	47,827,275
Internet Fund	53,450,945	53,507,727
Leisure Fund	18,145,780	23,187,144
Precious Metals Fund	121,690,444	130,549,092
Real Estate Fund	42,053,768	38,097,484
Retailing Fund	25,317,630	26,022,321
Technology Fund	42,146,346	48,924,216
Telecommunications Fund	11,032,643	10,948,123
Transportation Fund	16,603,572	22,937,289
Utilities Fund	51,153,297	46,187,754

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$4,153,280	$6,186,491	$144,639
Basic Materials Fund	875,422	2,983,547	101,954
Biotechnology Fund	4,095,176	7,543,378	(160,992)
Consumer Products Fund	3,503,521	2,325,525	2,144
Electronics Fund	4,742,188	7,268,763	606,885
Energy Fund	12,355,449	12,360,748	(164,881)
Energy Services Fund	5,410,323	6,899,353	84,169
Financial Services Fund	9,728,974	11,734,519	179,048
Health Care Fund	9,666,715	10,567,830	(32,552)
Internet Fund	11,766,182	14,938,549	(302,403)
Leisure Fund	3,407,800	3,131,913	(76,882)
Precious Metals Fund	13,526,783	10,023,965	(69,760)
Real Estate Fund	9,963,817	6,716,129	(89,873)
Retailing Fund	4,996,232	6,668,726	11,430
Technology Fund	8,738,114	12,777,381	425,602
Telecommunications Fund	2,167,376	2,475,531	(19,039)
Transportation Fund	2,038,627	2,908,909	64,282
Utilities Fund	11,820,766	7,688,259	(109,916)

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. On December 31, 2018, the Banking Fund borrowed $7,000, under this agreement. The remaining funds did not have any borrowings outstanding under this agreement at December 31, 2018.

The average daily balances borrowed for the year ended December 31, 2018, were as follows:

Fund	Average Daily Balance
Banking Fund	$578
Basic Materials Fund	134
Biotechnology Fund	12,660
Consumer Products Fund	1,775
Electronics Fund	781
Energy Fund	932
Energy Services Fund	1,411
Financial Services Fund	2,110
Health Care Fund	6,022
Internet Fund	1,989
Leisure Fund	696
Precious Metals Fund	756
Real Estate Fund	2,770
Retailing Fund	416
Technology Fund	4,329
Telecommunications Fund	1,307
Transportation Fund	1,293
Utilities Fund	1,775

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

148 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

THE RYDEX FUNDS ANNUAL REPORT | 149

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	74.88%
Biotechnology Fund	0.00%
Consumer Products Fund	100.00%
Electronics Fund	48.01%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	0.00%
Internet Fund	12.57%
Leisure Fund	36.41%
Precious Metals Fund	4.46%
Real Estate Fund	0.00%
Retailing Fund	100.00%
Technology Fund	24.24%
Telecommunications Fund	100.00%
Transportation Fund	82.36%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Banking Fund	$1,768	$—
Basic Materials Fund	—	363,649
Biotechnology Fund	71,198	800,578
Consumer Products Fund	432,239	355,788
Electronics Fund	57,284	399,929
Health Care Fund	331,012	1,002,291
Internet Fund	—	449,224
Leisure Fund	—	157,987
Technology Fund	—	589,947
Telecommunications Fund	54,472	83,940
Transportation Fund	97,457	—
Utilities Fund	68,146	409,655

150 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 151

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee from (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee,Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

THE RYDEX FUNDS ANNUAL REPORT | 153

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 155

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

156 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 157

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

158 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

12.31.2018

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RVATB1-ANN-2-1218x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	29
INVERSE NASDAQ-100® STRATEGY FUND	38
S&P 500® 2x STRATEGY FUND	45
NASDAQ-100® 2x STRATEGY FUND	57
MID-CAP 1.5x STRATEGY FUND	66
INVERSE MID-CAP STRATEGY FUND	78
RUSSELL 2000® 2x STRATEGY FUND	85
RUSSELL 2000® 1.5x STRATEGY FUND	103
INVERSE RUSSELL 2000® STRATEGY FUND	128
DOW 2x STRATEGY FUND	136
INVERSE DOW 2x STRATEGY FUND	144
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	151
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	158
HIGH YIELD STRATEGY FUND	166
U.S. GOVERNMENT MONEY MARKET FUND	174
NOTES TO FINANCIAL STATEMENTS	180
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	200
OTHER INFORMATION	202
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	204
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	208

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2018

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.65%	(12.16%)	$ 1,000.00	$ 878.40	$ 7.81
Inverse S&P 500® Strategy Fund	1.78%	7.03%	1,000.00	1,070.30	9.29
NASDAQ-100® Fund	1.69%	(10.59%)	1,000.00	894.10	8.07
Inverse NASDAQ-100® Strategy Fund	1.86%	8.84%	1,000.00	1,088.40	9.79
S&P 500® 2x Strategy Fund	1.80%	(16.78%)	1,000.00	832.20	8.31
NASDAQ-100® 2x Strategy Fund	1.83%	(22.71%)	1,000.00	772.90	8.18
Mid-Cap 1.5x Strategy Fund	1.82%	(22.10%)	1,000.00	779.00	8.16
Inverse Mid-Cap Strategy Fund	1.80%	15.00%	1,000.00	1,150.00	9.75
Russell 2000® 2x Strategy Fund	1.84%	(34.45%)	1,000.00	655.50	7.68
Russell 2000® 1.5x Strategy Fund	1.85%	(26.64%)	1,000.00	733.60	8.08
Inverse Russell 2000® Strategy Fund	1.85%	20.19%	1,000.00	1,201.90	10.27
Dow 2x Strategy Fund	1.84%	(9.75%)	1,000.00	902.50	8.82
Inverse Dow 2x Strategy Fund	1.82%	2.68%	1,000.00	1,026.80	9.30
Government Long Bond 1.2x Strategy Fund	1.35%	(0.10%)	1,000.00	999.00	6.80
Inverse Government Long Bond Strategy Fund	4.25%	(0.10%)	1,000.00	999.00	21.41
High Yield Strategy Fund	1.65%	0.26%	1,000.00	1,002.60	8.33
U.S. Government Money Market Fund	1.36%	0.41%	1,000.00	1,004.10	6.87

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.65%	5.00%	$ 1,000.00	$ 1,016.89	$ 8.39
Inverse S&P 500® Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
NASDAQ-100® Fund	1.69%	5.00%	1,000.00	1,016.69	8.59
Inverse NASDAQ-100® Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45
S&P 500® 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
NASDAQ-100® 2x Strategy Fund	1.83%	5.00%	1,000.00	1,015.98	9.30
Mid-Cap 1.5x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Inverse Mid-Cap Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Russell 2000® 2x Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Russell 2000® 1.5x Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Inverse Russell 2000® Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Dow 2x Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Inverse Dow 2x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Government Long Bond 1.2x Strategy Fund	1.35%	5.00%	1,000.00	1,018.40	6.87
Inverse Government Long Bond Strategy Fund	4.25%	5.00%	1,000.00	1,003.78	21.47
High Yield Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
U.S. Government Money Market Fund	1.36%	5.00%	1,000.00	1,018.35	6.92

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.75%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned -10.32%, while the S&P 500 Index returned -4.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Consumer Discretionary. The Financials sector detracted the most from return of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Merck & Co., Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, General Electric Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.2%
Guggenheim Ultra Short Duration Fund	19.1%
Microsoft Corp.	0.6%
Apple, Inc.	0.5%
Amazon.com, Inc.	0.5%
Berkshire Hathaway, Inc. — Class B	0.3%
Johnson & Johnson	0.3%
JPMorgan Chase & Co.	0.2%
Alphabet, Inc. — Class C	0.2%
Facebook, Inc. — Class A	0.2%
Top Ten Total	54.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Nova Fund	(10.32%)	9.99%	16.77%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
NOVA FUND

	Shares	Value

COMMON STOCKS† - 15.4%

Consumer, Non-cyclical - 3.6%
Johnson & Johnson	632	$81,560
Pfizer, Inc.	1,362	59,451
UnitedHealth Group, Inc.	227	56,550
Procter & Gamble Co.	587	53,957
Merck & Company, Inc.	613	46,839
Coca-Cola Co.	902	42,710
PepsiCo, Inc.	333	36,790
AbbVie, Inc.	354	32,635
Abbott Laboratories	414	29,945
Amgen, Inc.	150	29,200
Medtronic plc	316	28,743
Eli Lilly & Co.	222	25,690
Philip Morris International, Inc.	366	24,434
PayPal Holdings, Inc.*	278	23,377
Altria Group, Inc.	443	21,880
Thermo Fisher Scientific, Inc.	95	21,260
CVS Health Corp.	306	20,040
Bristol-Myers Squibb Co.	385	20,012
Gilead Sciences, Inc.	305	19,078
Cigna Corp.	91	17,269
Anthem, Inc.	61	16,021
Danaher Corp.	145	14,952
Becton Dickinson and Co.	63	14,195
Biogen, Inc.*	47	14,143
Mondelez International, Inc. — Class A	343	13,730
Automatic Data Processing, Inc.	103	13,505
Intuitive Surgical, Inc.*	27	12,931
Colgate-Palmolive Co.	204	12,142
Boston Scientific Corp.*	326	11,521
Stryker Corp.	73	11,443
Celgene Corp.*	165	10,575
Illumina, Inc.*	35	10,497
S&P Global, Inc.	59	10,026
Allergan plc	75	10,024
Vertex Pharmaceuticals, Inc.*	60	9,943
Zoetis, Inc.	113	9,666
Kimberly-Clark Corp.	82	9,343
Humana, Inc.	32	9,167
Ecolab, Inc.	60	8,841
HCA Healthcare, Inc.	63	7,840
Baxter International, Inc.	117	7,701
Edwards Lifesciences Corp.*	49	7,505
Sysco Corp.	113	7,081
Estee Lauder Companies, Inc. — Class A	52	6,765
Regeneron Pharmaceuticals, Inc.*	18	6,723
Kraft Heinz Co.	147	6,327
Constellation Brands, Inc. — Class A	39	6,272
Centene Corp.*	48	5,534
Moody’s Corp.	39	5,462
General Mills, Inc.	140	5,452
Archer-Daniels-Midland Co.	132	5,408
Kroger Co.	188	5,170
Alexion Pharmaceuticals, Inc.*	53	5,160
McKesson Corp.	46	5,082
Zimmer Biomet Holdings, Inc.	48	4,979
Monster Beverage Corp.*	94	4,627
Clorox Co.	30	4,624
IQVIA Holdings, Inc.*	37	4,298
Verisk Analytics, Inc. — Class A*	39	4,253
IHS Markit Ltd.*	85	4,077
McCormick & Company, Inc.	29	4,038
FleetCor Technologies, Inc.*	21	3,900
ResMed, Inc.	34	3,872
Global Payments, Inc.	37	3,816
Church & Dwight Company, Inc.	58	3,814
Tyson Foods, Inc. — Class A	70	3,738
IDEXX Laboratories, Inc.*	20	3,720
ABIOMED, Inc.*	11	3,575
Align Technology, Inc.*	17	3,560
Hershey Co.	33	3,537
Kellogg Co.	60	3,421
Cintas Corp.	20	3,360
Mylan N.V.*	121	3,315
Total System Services, Inc.	40	3,252
Cardinal Health, Inc.	70	3,122
Cooper Companies, Inc.	12	3,054
Laboratory Corporation of America Holdings*	24	3,033
WellCare Health Plans, Inc.*	12	2,833
Henry Schein, Inc.*	36	2,827
AmerisourceBergen Corp. — Class A	37	2,753
Hormel Foods Corp.	64	2,731
Gartner, Inc.*	21	2,685
Incyte Corp.*	42	2,671
Quest Diagnostics, Inc.	32	2,665
Equifax, Inc.	28	2,608
Hologic, Inc.*	63	2,589
Lamb Weston Holdings, Inc.	35	2,575
JM Smucker Co.	27	2,524
Molson Coors Brewing Co. — Class B	44	2,471
Conagra Brands, Inc.	114	2,435
Varian Medical Systems, Inc.*	21	2,380
Universal Health Services, Inc. — Class B	20	2,331
Nielsen Holdings plc	84	1,960
United Rentals, Inc.*	19	1,948
Dentsply Sirona, Inc.	52	1,935
Brown-Forman Corp. — Class B	39	1,855
Avery Dennison Corp.	20	1,797
Western Union Co.	104	1,774
Robert Half International, Inc.	29	1,659
DaVita, Inc.*	30	1,544
Campbell Soup Co.	45	1,484
Nektar Therapeutics*	41	1,348
Rollins, Inc.	35	1,263
H&R Block, Inc.	48	1,218
Perrigo Company plc	29	1,124
Quanta Services, Inc.	34	1,023
Coty, Inc. — Class A	106	696
Total Consumer, Non-cyclical		1,156,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NOVA FUND

	Shares	Value

Financial - 2.8%
Berkshire Hathaway, Inc. — Class B*	458	$93,514
JPMorgan Chase & Co.	783	76,437
Visa, Inc. — Class A	414	54,623
Bank of America Corp.	2,150	52,976
Wells Fargo & Co.	998	45,988
Mastercard, Inc. — Class A	214	40,371
Citigroup, Inc.	575	29,935
American Tower Corp. — Class A REIT	104	16,452
U.S. Bancorp	358	16,361
CME Group, Inc. — Class A	84	15,802
American Express Co.	165	15,728
Chubb Ltd.	109	14,081
Goldman Sachs Group, Inc.	81	13,531
PNC Financial Services Group, Inc.	109	12,743
Simon Property Group, Inc. REIT	73	12,263
Morgan Stanley	308	12,212
Charles Schwab Corp.	283	11,753
BlackRock, Inc. — Class A	29	11,392
Crown Castle International Corp. REIT	98	10,646
Intercontinental Exchange, Inc.	134	10,094
Bank of New York Mellon Corp.	214	10,073
MetLife, Inc.	232	9,526
Marsh & McLennan Companies, Inc.	119	9,490
Prologis, Inc. REIT	148	8,691
Capital One Financial Corp.	112	8,466
Aon plc	57	8,286
Progressive Corp.	137	8,265
American International Group, Inc.	208	8,197
Aflac, Inc.	179	8,155
Prudential Financial, Inc.	97	7,910
BB&T Corp.	182	7,884
Travelers Companies, Inc.	62	7,424
Public Storage REIT	35	7,084
Equinix, Inc. REIT	19	6,699
Allstate Corp.	81	6,693
Welltower, Inc. REIT	88	6,108
AvalonBay Communities, Inc. REIT	33	5,744
Equity Residential REIT	87	5,743
State Street Corp.	89	5,613
SunTrust Banks, Inc.	106	5,347
T. Rowe Price Group, Inc.	57	5,262
Digital Realty Trust, Inc. REIT	49	5,221
Ventas, Inc. REIT	84	4,922
M&T Bank Corp.	33	4,723
Willis Towers Watson plc	31	4,708
Discover Financial Services	79	4,660
Realty Income Corp. REIT	70	4,413
SBA Communications Corp. REIT*	27	4,371
Northern Trust Corp.	52	4,347
Boston Properties, Inc. REIT	36	4,052
Essex Property Trust, Inc. REIT	16	3,923
Weyerhaeuser Co. REIT	177	3,869
Hartford Financial Services Group, Inc.	85	3,778
Synchrony Financial	156	3,660
Fifth Third Bancorp	154	3,624
KeyCorp	244	3,606
Ameriprise Financial, Inc.	33	3,444
First Republic Bank	39	3,389
Citizens Financial Group, Inc.	110	3,270
Regions Financial Corp.	244	3,265
Arthur J Gallagher & Co.	43	3,169
HCP, Inc. REIT	112	3,128
CBRE Group, Inc. — Class A*	75	3,003
Huntington Bancshares, Inc.	250	2,980
Loews Corp.	65	2,959
Host Hotels & Resorts, Inc. REIT	175	2,917
Alexandria Real Estate Equities, Inc. REIT	25	2,881
Cincinnati Financial Corp.	36	2,787
Principal Financial Group, Inc.	62	2,739
Extra Space Storage, Inc. REIT	30	2,714
E*TRADE Financial Corp.	60	2,633
Comerica, Inc.	38	2,610
Mid-America Apartment Communities, Inc. REIT	27	2,584
UDR, Inc. REIT	65	2,575
Lincoln National Corp.	50	2,566
Cboe Global Markets, Inc.	26	2,544
Vornado Realty Trust REIT	41	2,543
SVB Financial Group*	13	2,469
Regency Centers Corp. REIT	40	2,347
Raymond James Financial, Inc.	30	2,232
Nasdaq, Inc.	27	2,202
Everest Re Group Ltd.	10	2,178
Duke Realty Corp. REIT	84	2,176
Iron Mountain, Inc. REIT	67	2,171
Franklin Resources, Inc.	70	2,076
Federal Realty Investment Trust REIT	17	2,007
Zions Bancorp North America	45	1,833
Torchmark Corp.	24	1,789
Alliance Data Systems Corp.	11	1,651
Invesco Ltd.	97	1,624
Apartment Investment & Management Co. — Class A REIT	37	1,623
SL Green Realty Corp. REIT	20	1,582
Unum Group	52	1,528
Kimco Realty Corp. REIT	99	1,450
People’s United Financial, Inc.	89	1,284
Affiliated Managers Group, Inc.	12	1,169
Jefferies Financial Group, Inc.	66	1,146
Macerich Co. REIT	25	1,082
Assurant, Inc.	12	1,073
Brighthouse Financial, Inc.*	28	853
Total Financial		887,684

Technology - 2.4%
Microsoft Corp.	1,821	184,959
Apple, Inc.	1,062	167,520
Intel Corp.	1,075	50,450
Oracle Corp.	600	27,090
Adobe, Inc.*	115	26,018
Broadcom, Inc.	97	24,665
salesforce.com, Inc.*	180	24,655

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NOVA FUND

	Shares	Value

International Business Machines Corp.	214	$24,325
Texas Instruments, Inc.	226	21,357
Accenture plc — Class A	150	21,151
NVIDIA Corp.	144	19,224
QUALCOMM, Inc.	286	16,276
Intuit, Inc.	61	12,008
Cognizant Technology Solutions Corp. — Class A	136	8,633
Activision Blizzard, Inc.	180	8,383
Micron Technology, Inc.*	264	8,377
Fidelity National Information Services, Inc.	77	7,896
HP, Inc.	373	7,632
Applied Materials, Inc.	232	7,596
Analog Devices, Inc.	87	7,467
Red Hat, Inc.*	42	7,377
Fiserv, Inc.*	94	6,908
Autodesk, Inc.*	52	6,688
Electronic Arts, Inc.*	71	5,603
Xilinx, Inc.	60	5,110
Lam Research Corp.	37	5,038
Paychex, Inc.	75	4,886
Hewlett Packard Enterprise Co.	335	4,425
Cerner Corp.*	78	4,090
Microchip Technology, Inc.	56	4,028
Advanced Micro Devices, Inc.*	207	3,821
NetApp, Inc.	59	3,521
DXC Technology Co.	66	3,509
Maxim Integrated Products, Inc.	65	3,305
KLA-Tencor Corp.	36	3,222
MSCI, Inc. — Class A	21	3,096
Citrix Systems, Inc.	30	3,074
Synopsys, Inc.*	35	2,948
Cadence Design Systems, Inc.*	66	2,870
ANSYS, Inc.*	20	2,859
Skyworks Solutions, Inc.	42	2,815
Take-Two Interactive Software, Inc.*	27	2,779
Broadridge Financial Solutions, Inc.	28	2,695
Western Digital Corp.	68	2,514
Fortinet, Inc.*	34	2,395
Seagate Technology plc	61	2,354
Akamai Technologies, Inc.*	38	2,321
Jack Henry & Associates, Inc.	18	2,277
Qorvo, Inc.*	29	1,761
Xerox Corp.	49	968
IPG Photonics Corp.*	8	906
Total Technology		785,845

Communications - 2.2%
Amazon.com, Inc.*	97	145,691
Alphabet, Inc. — Class C*	72	74,564
Facebook, Inc. — Class A*	566	74,197
Alphabet, Inc. — Class A*	70	73,147
Verizon Communications, Inc.	973	54,702
AT&T, Inc.	1,715	48,946
Cisco Systems, Inc.	1,059	45,886
Walt Disney Co.	351	38,487
Comcast Corp. — Class A	1,070	36,433
Netflix, Inc.*	103	27,569
Booking Holdings, Inc.*	11	18,947
Twenty-First Century Fox, Inc. — Class A	249	11,982
Charter Communications, Inc. — Class A*	42	11,969
eBay, Inc.*	213	5,979
Twenty-First Century Fox, Inc. — Class B	115	5,495
Twitter, Inc.*	170	4,886
Motorola Solutions, Inc.	39	4,487
Omnicom Group, Inc.	53	3,882
VeriSign, Inc.*	25	3,707
CBS Corp. — Class B	79	3,454
CenturyLink, Inc.	224	3,394
Expedia Group, Inc.	28	3,154
Symantec Corp.	151	2,853
Arista Networks, Inc.*	12	2,528
F5 Networks, Inc.*	14	2,268
Juniper Networks, Inc.	81	2,180
Viacom, Inc. — Class B	83	2,133
Discovery, Inc. — Class C*	85	1,962
Interpublic Group of Companies, Inc.	91	1,877
DISH Network Corp. — Class A*	54	1,348
TripAdvisor, Inc.*	24	1,295
News Corp. — Class A	91	1,033
Discovery, Inc. — Class A*	37	915
News Corp. — Class B	29	335
Total Communications		721,685

Industrial - 1.4%
Boeing Co.	124	39,990
3M Co.	137	26,104
Union Pacific Corp.	174	24,052
Honeywell International, Inc.	174	22,989
United Technologies Corp.	191	20,366
Caterpillar, Inc.	139	17,663
United Parcel Service, Inc. — Class B	164	15,995
General Electric Co.	2,049	15,511
Lockheed Martin Corp.	58	15,187
CSX Corp.	189	11,742
Deere & Co.	76	11,337
General Dynamics Corp.	66	10,376
Raytheon Co.	67	10,274
Northrop Grumman Corp.	41	10,041
Norfolk Southern Corp.	64	9,570
FedEx Corp.	57	9,196
Illinois Tool Works, Inc.	72	9,122
Emerson Electric Co.	148	8,843
Waste Management, Inc.	92	8,187
Eaton Corporation plc	102	7,003
Johnson Controls International plc	218	6,464
Roper Technologies, Inc.	24	6,397
TE Connectivity Ltd.	81	6,126
Amphenol Corp. — Class A	71	5,752
Corning, Inc.	189	5,710
Ingersoll-Rand plc	58	5,291
Agilent Technologies, Inc.	75	5,059
Cummins, Inc.	35	4,677
Fortive Corp.	69	4,669

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NOVA FUND

	Shares	Value

Parker-Hannifin Corp.	31	$4,623
Stanley Black & Decker, Inc.	36	4,310
Rockwell Automation, Inc.	28	4,213
Harris Corp.	28	3,770
TransDigm Group, Inc.*	11	3,741
AMETEK, Inc.	55	3,724
Ball Corp.	80	3,678
Republic Services, Inc. — Class A	51	3,676
Waters Corp.*	18	3,396
Mettler-Toledo International, Inc.*	6	3,393
L3 Technologies, Inc.	19	3,300
Vulcan Materials Co.	31	3,063
Xylem, Inc.	42	2,802
Expeditors International of Washington, Inc.	41	2,792
Keysight Technologies, Inc.*	44	2,731
CH Robinson Worldwide, Inc.	32	2,691
Textron, Inc.	57	2,622
Martin Marietta Materials, Inc.	15	2,578
Dover Corp.	34	2,412
Kansas City Southern	24	2,291
WestRock Co.	60	2,266
Masco Corp.	72	2,105
PerkinElmer, Inc.	26	2,042
J.B. Hunt Transport Services, Inc.	21	1,954
Huntington Ingalls Industries, Inc.	10	1,903
Snap-on, Inc.	13	1,889
Packaging Corporation of America	22	1,836
Garmin Ltd.	28	1,773
Allegion plc	22	1,754
Arconic, Inc.	101	1,703
Jacobs Engineering Group, Inc.	28	1,637
AO Smith Corp.	34	1,452
FLIR Systems, Inc.	33	1,437
Pentair plc	38	1,436
Sealed Air Corp.	37	1,289
Fortune Brands Home & Security, Inc.	33	1,254
Flowserve Corp.	31	1,179
Fluor Corp.	33	1,062
Total Industrial		449,470

Consumer, Cyclical - 1.3%
Home Depot, Inc.	266	45,704
McDonald’s Corp.	182	32,318
Walmart, Inc.	335	31,205
NIKE, Inc. — Class B	300	22,242
Costco Wholesale Corp.	103	20,982
Starbucks Corp.	292	18,805
Lowe’s Companies, Inc.	189	17,456
TJX Companies, Inc.	292	13,064
Walgreens Boots Alliance, Inc.	189	12,914
General Motors Co.	309	10,336
Target Corp.	123	8,129
Delta Air Lines, Inc.	147	7,335
Ross Stores, Inc.	88	7,322
Marriott International, Inc. — Class A	67	7,273
Ford Motor Co.	920	7,038
Yum! Brands, Inc.	74	6,802
Dollar General Corp.	62	6,701
O’Reilly Automotive, Inc.*	19	6,542
Southwest Airlines Co.	119	5,531
VF Corp.	77	5,493
Dollar Tree, Inc.*	56	5,058
AutoZone, Inc.*	6	5,030
Hilton Worldwide Holdings, Inc.	70	5,026
PACCAR, Inc.	82	4,685
Carnival Corp.	94	4,634
United Continental Holdings, Inc.*	54	4,521
Royal Caribbean Cruises Ltd.	40	3,912
Aptiv plc	62	3,817
Fastenal Co.	68	3,556
Genuine Parts Co.	35	3,361
Ulta Beauty, Inc.*	13	3,183
American Airlines Group, Inc.	97	3,115
WW Grainger, Inc.	11	3,106
Best Buy Company, Inc.	55	2,913
Darden Restaurants, Inc.	29	2,896
MGM Resorts International	118	2,863
DR Horton, Inc.	81	2,808
Lennar Corp. — Class A	69	2,701
Advance Auto Parts, Inc.	17	2,677
Chipotle Mexican Grill, Inc. — Class A*	6	2,591
Kohl’s Corp.	39	2,587
CarMax, Inc.*	41	2,572
Tractor Supply Co.	29	2,420
Copart, Inc.*	49	2,341
Tapestry, Inc.	68	2,295
Wynn Resorts Ltd.	23	2,275
Norwegian Cruise Line Holdings Ltd.*	52	2,204
Hasbro, Inc.	27	2,194
Macy’s, Inc.	72	2,144
Tiffany & Co.	26	2,093
Newell Brands, Inc.	101	1,878
LKQ Corp.*	75	1,780
Alaska Air Group, Inc.	29	1,765
Mohawk Industries, Inc.*	15	1,754
BorgWarner, Inc.	49	1,702
PVH Corp.	18	1,673
Whirlpool Corp.	15	1,603
PulteGroup, Inc.	61	1,585
Foot Locker, Inc.	27	1,436
L Brands, Inc.	54	1,386
Ralph Lauren Corp. — Class A	13	1,345
Michael Kors Holdings Ltd.*	35	1,327
Harley-Davidson, Inc.	38	1,297
Gap, Inc.	50	1,288
Nordstrom, Inc.	27	1,259
Goodyear Tire & Rubber Co.	55	1,123
Leggett & Platt, Inc.	31	1,111
Hanesbrands, Inc.	85	1,065
Mattel, Inc.*	81	809
Under Armour, Inc. — Class A*	44	778

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NOVA FUND

	Shares	Value

Under Armour, Inc. — Class C*	45	$728
Total Consumer, Cyclical		417,462

Energy - 0.8%
Exxon Mobil Corp.	997	67,985
Chevron Corp.	450	48,955
ConocoPhillips	271	16,897
EOG Resources, Inc.	137	11,948
Schlumberger Ltd.	326	11,762
Occidental Petroleum Corp.	178	10,926
Marathon Petroleum Corp.	163	9,619
Phillips 66	100	8,615
Valero Energy Corp.	100	7,497
Kinder Morgan, Inc.	447	6,875
Williams Companies, Inc.	285	6,285
Halliburton Co.	206	5,475
Pioneer Natural Resources Co.	40	5,261
ONEOK, Inc.	97	5,233
Anadarko Petroleum Corp.	119	5,217
Concho Resources, Inc.*	47	4,831
Diamondback Energy, Inc.	36	3,337
Marathon Oil Corp.	196	2,811
Baker Hughes a GE Co.	121	2,602
Devon Energy Corp.	110	2,479
Hess Corp.	59	2,389
Apache Corp.	89	2,336
National Oilwell Varco, Inc.	90	2,313
Cabot Oil & Gas Corp. — Class A	102	2,280
Noble Energy, Inc.	113	2,120
TechnipFMC plc	100	1,958
HollyFrontier Corp.	38	1,943
Cimarex Energy Co.	23	1,418
Helmerich & Payne, Inc.	26	1,246
Newfield Exploration Co.*	47	689
Total Energy		263,302

Utilities - 0.5%
NextEra Energy, Inc.	113	19,642
Duke Energy Corp.	168	14,498
Dominion Energy, Inc.	155	11,076
Southern Co.	242	10,629
Exelon Corp.	228	10,283
American Electric Power Company, Inc.	116	8,670
Sempra Energy	64	6,924
Public Service Enterprise Group, Inc.	119	6,194
Xcel Energy, Inc.	121	5,962
Consolidated Edison, Inc.	73	5,582
WEC Energy Group, Inc.	74	5,125
Eversource Energy	75	4,878
PPL Corp.	170	4,816
DTE Energy Co.	43	4,743
Edison International	77	4,371
FirstEnergy Corp.	114	4,281
American Water Works Company, Inc.	43	3,903
Ameren Corp.	58	3,783
Entergy Corp.	43	3,701
Evergy, Inc.	62	3,520
CenterPoint Energy, Inc.	118	3,331
CMS Energy Corp.	67	3,327
PG&E Corp.*	122	2,897
NRG Energy, Inc.	68	2,693
Alliant Energy Corp.	56	2,366
AES Corp.	156	2,256
Pinnacle West Capital Corp.	26	2,215
NiSource, Inc.	86	2,180
SCANA Corp.	34	1,624
Total Utilities		165,470

Basic Materials - 0.4%
DowDuPont, Inc.	540	28,879
Linde plc	130	20,285
Air Products & Chemicals, Inc.	52	8,323
Sherwin-Williams Co.	19	7,476
LyondellBasell Industries N.V. — Class A	74	6,154
PPG Industries, Inc.	57	5,827
Newmont Mining Corp.	125	4,331
International Paper Co.	95	3,834
Nucor Corp.	74	3,834
Freeport-McMoRan, Inc.	341	3,516
International Flavors & Fragrances, Inc.	24	3,222
Celanese Corp. — Class A	32	2,879
Mosaic Co.	84	2,454
Eastman Chemical Co.	33	2,413
FMC Corp.	32	2,367
CF Industries Holdings, Inc.	54	2,349
Albemarle Corp.	25	1,927
Total Basic Materials		110,070

Total Common Stocks
(Cost $4,243,819)		4,957,246

MUTUAL FUNDS† - 51.3%
Guggenheim Strategy Fund II1	419,232	10,405,341
Guggenheim Ultra Short Duration Fund[1,5]	619,179	6,167,022
Total Mutual Funds
(Cost $16,574,900)		16,572,363

	Face Amount

U.S. TREASURY BILLS†† - 7.5%
U.S. Treasury Bills
2.35% due 03/14/19[2,3]	$1,542,000	1,534,750
2.31% due 03/14/19[3]	900,000	895,769
Total U.S. Treasury Bills
(Cost $2,430,460)		2,430,519

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NOVA FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,4 - 7.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[2]	$1,458,880	$1,458,880
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[2]	606,707	606,707
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[2]	404,471	404,471
Total Repurchase Agreements
(Cost $2,470,058)		2,470,058

Total Investments - 81.8%
(Cost $25,719,237)		$26,430,186
Other Assets & Liabilities, net - 18.2%		5,878,957
Total Net Assets - 100.0%		$32,309,143

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	25	Mar 2019	$3,136,875	$2,042

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.87%	At Maturity	01/31/19	5,511	$13,814,390	$99,302
BNP Paribas	S&P 500 Index	2.97%	At Maturity	01/29/19	4,940	12,385,004	89,028
Goldman Sachs International	S&P 500 Index	2.92%	At Maturity	01/28/19	5,677	14,231,116	51,043
						$40,430,510	$239,373

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,957,246	$—	$—	$4,957,246
Mutual Funds	16,572,363	—	—	16,572,363
U.S. Treasury Bills	—	2,430,519	—	2,430,519
Repurchase Agreements	—	2,470,058	—	2,470,058
Equity Futures Contracts**	2,042	—	—	2,042
Equity Index Swap Agreements**	—	239,373	—	239,373
Total Assets	$21,531,651	$5,139,950	$—	$26,671,601

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III,(collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$16,526,813	$9,146,294	$(15,200,000)	$(12,931)	$(54,835)	$10,405,341	419,232	$321,192	$4,767
Guggenheim Ultra Short Duration Fund [1]	10,142,312	12,949,577	(16,875,000)	(16,702)	(33,165)	6,167,022	619,179	273,115	6,293
	$26,669,125	$22,095,871	$(32,075,000)	$(29,633)	$(88,000)	$16,572,363		$594,307	$11,060

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $6,674,279)	$7,387,765
Investments in affiliated issuers, at value (cost $16,574,900)	16,572,363
Repurchase agreements, at value (cost $2,470,058)	2,470,058
Cash	45
Unrealized appreciation on swap agreements	239,373
Receivables:
Fund shares sold	9,249,295
Dividends	37,570
Variation margin on futures contracts	2,042
Interest	202
Securities lending income	1
Total assets	35,958,714

Liabilities:
Payable for:
Securities purchased	3,533,348
Management fees	17,163
Transfer agent and administrative fees	6,257
Investor service fees	6,257
Fund shares redeemed	5,972
Portfolio accounting fees	2,502
Swap settlement	1,028
Trustees’ fees*	662
Miscellaneous	76,382
Total liabilities	3,649,571
Commitments and contingent liabilities (Note 13)	—
Net assets	$32,309,143

Net assets consist of:
Paid in capital	$34,197,065
Total distributable earnings (loss)	(1,887,922)
Net assets	$32,309,143
Capital shares outstanding	341,700
Net asset value per share	$94.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$236,312
Dividends from securities of affiliated issuers	594,307
Interest	124,353
Income from securities lending, net	92
Total investment income	955,064

Expenses:
Management fees	305,276
Investor service fees	101,759
Transfer agent and administrative fees	101,759
Professional fees	59,693
Portfolio accounting fees	40,703
Trustees’ fees*	10,515
Custodian fees	5,908
Line of credit fees	34
Miscellaneous	32,920
Total expenses	658,567
Less:
Expenses waived by Adviser	(1,606)
Net expenses	656,961
Net investment income	298,103

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	345,530
Investments in affiliated issuers	(29,633)
Distributions received from affiliated investment company shares	11,060
Swap agreements	(2,860,021)
Futures contracts	89,987
Net realized loss	(2,443,077)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,399,200)
Investments in affiliated issuers	(88,000)
Swap agreements	353,158
Futures contracts	(131,993)
Net change in unrealized appreciation (depreciation)	(1,266,035)
Net realized and unrealized loss	(3,709,112)
Net decrease in net assets resulting from operations	$(3,411,009)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$298,103	$73,932
Net realized gain (loss) on investments	(2,443,077)	9,528,086
Net change in unrealized appreciation (depreciation) on investments	(1,266,035)	682,028
Net increase (decrease) in net assets resulting from operations	(3,411,009)	10,284,046

Distributions to shareholders	(2,952,794)	(1,197,032)[1]

Capital share transactions:
Proceeds from sale of shares	272,253,605	293,927,461
Distributions reinvested	2,952,794	1,197,032
Cost of shares redeemed	(288,258,460)	(291,254,450)
Net increase (decrease) from capital share transactions	(13,052,061)	3,870,043
Net increase (decrease) in net assets	(19,415,864)	12,957,057

Net assets:
Beginning of year	51,725,007	38,767,950
End of year	$32,309,143	$51,725,007

Capital share activity:
Shares sold	2,415,472	2,916,039
Shares issued from reinvestment of distributions	26,030	12,137
Shares redeemed	(2,557,565)	(2,903,190)
Net increase (decrease) in shares	(116,063)	24,986

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 11):

Net investment income	$(13,432)
Net realized gains	(1,183,600)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$113.00	$89.58	$77.42	$77.97	$65.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.22	.06	(.12)	(.02)
Net gain (loss) on investments (realized and unrealized)	(11.15)	27.62	12.10	(.43)	12.25
Total from investment operations	(10.32)	27.84	12.16	(.55)	12.23
Less distributions from:
Net investment income	(.21)	(.05)	—	—	(.07)
Net realized gains	(7.92)	(4.37)	—	—	—
Total distributions	(8.13)	(4.42)	—	—	(.07)
Net asset value, end of period	$94.55	$113.00	$89.58	$77.42	$77.97

Total Return[b]	(10.32%)	31.78%	15.72%	(0.72%)	18.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,309	$51,725	$38,768	$30,483	$38,983
Ratios to average net assets:
Net investment income (loss)	0.73%	0.22%	0.04%	(0.15%)	(0.03%)
Total expenses[c]	1.62%	1.61%	1.56%	1.51%	1.59%
Net expenses[d]	1.61%	1.61%	1.56%	1.51%	1.59%
Portfolio turnover rate	604%	412%	636%	342%	694%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned 3.95%, while the S&P 500 Index returned -4.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Consumer Discretionary. The Financials sector detracted the most from return of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Merck & Co., Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, General Electric Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.4%
Guggenheim Ultra Short Duration Fund	26.9%
Total	56.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	3.95%	(9.17%)	(14.60%)
S&P 500 Index	(4.38%)	8.49%	13.12%

*	Fund positions at December 31, 2018 did not represent the Fund’s daily target of -100% exposure to the underlying index.
*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.3%
Guggenheim Strategy Fund II1	52,346	$1,299,238
Guggenheim Ultra Short Duration Fund[1,7]	119,058	1,185,822
Total Mutual Funds
(Cost $2,486,228)		2,485,060

	Face Amount

FEDERAL AGENCY NOTES†† - 4.5%
Freddie Mac
1.75% due 05/30/19[2]	$100,000	99,683
Farmer Mac
1.55% due 07/03/19[3]	100,000	99,443
Total Federal Agency Notes
(Cost $199,181)		199,126

U.S. TREASURY BILLS†† - 2.3%
U.S. Treasury Bills
2.35% due 03/14/19[4]	100,000	99,530
Total U.S. Treasury Bills
(Cost $99,525)		99,530

FEDERAL AGENCY DISCOUNT NOTES†† - 1.1%
Freddie Mac
2.24% due 01/03/19[2,4]	50,000	49,997
Total Federal Agency Discount Notes
(Cost $49,994)		49,997

REPURCHASE AGREEMENTS††,5 - 31.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[6]	822,295	822,295
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[6]	341,969	341,969
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[6]	227,979	227,979
Total Repurchase Agreements
(Cost $1,392,243)		1,392,243

Total Investments - 95.8%
(Cost $4,227,171)		$4,225,956
Other Assets & Liabilities, net - 4.2%		187,106
Total Net Assets - 100.0%		$4,413,062

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	1	Mar 2019	$125,475	$(754)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.47%)	At Maturity	01/29/19	223	$558,893	$(4,017)
Barclays Bank plc	S&P 500 Index	(2.72%)	At Maturity	01/31/19	516	1,294,278	(9,304)
Goldman Sachs International	S&P 500 Index	(2.82%)	At Maturity	01/28/19	781	1,957,662	(30,574)
						$3,810,833	$(43,895)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[7]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,485,060	$—	$—	$2,485,060
Federal Agency Notes	—	199,126	—	199,126
U.S. Treasury Bills	—	99,530	—	99,530
Federal Agency Discount Notes	—	49,997	—	49,997
Repurchase Agreements	—	1,392,243	—	1,392,243
Total Assets	$2,485,060	$1,740,896	$—	$4,225,956

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$754	$—	$—	$754
Equity Index Swap Agreements**	—	43,895	—	43,895
Total Liabilities	$754	$43,895	$—	$44,649

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$914,204	$5,102,679	$(4,710,000)	$1,689	$(9,334)	$1,299,238	52,346	$26,935	$642
Guggenheim Ultra Short Duration Fund[1]	671,339	5,239,790	(4,720,000)	1,342	(6,649)	1,185,822	119,058	23,837	861
	$1,585,543	$10,342,469	$(9,430,000)	$3,031	$(15,983)	$2,485,060		$50,772	$1,503

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $348,700)	$348,653
Investments in affiliated issuers, at value (cost $2,486,228)	2,485,060
Repurchase agreements, at value (cost $1,392,243)	1,392,243
Receivables:
Fund shares sold	359,793
Dividends	3,663
Interest	1,035
Variation margin on futures contracts	922
Total assets	4,591,369

Liabilities:
Unrealized depreciation on swap agreements	43,895
Payable for:
Securities purchased	103,936
Swap settlement	15,586
Management fees	3,120
Fund shares redeemed	2,873
Transfer agent and administrative fees	926
Investor service fees	926
Portfolio accounting fees	370
Trustees’ fees*	51
Miscellaneous	6,624
Total liabilities	178,307
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,413,062

Net assets consist of:
Paid in capital	$18,292,488
Total distributable earnings (loss)	(13,879,426)
Net assets	$4,413,062
Capital shares outstanding	60,992
Net asset value per share	$72.35

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$50,772
Interest	27,370
Total investment income	78,142

Expenses:
Management fees	29,728
Investor service fees	8,258
Transfer agent and administrative fees	8,258
Portfolio accounting fees	3,303
Professional fees	3,120
Trustees’ fees*	1,454
Custodian fees	519
Line of credit fees	20
Miscellaneous	3,666
Total expenses	58,326
Less:
Expenses waived by Adviser	(214)
Net expenses	58,112
Net investment income	20,030

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(115)
Investments in affiliated issuers	3,031
Distributions received from affiliated investment company shares	1,503
Swap agreements	209,686
Futures contracts	(58,436)
Net realized gain	155,669
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(46)
Investments in affiliated issuers	(15,983)
Swap agreements	(53,476)
Futures contracts	1,025
Net change in unrealized appreciation (depreciation)	(68,480)
Net realized and unrealized gain	87,189
Net increase in net assets resulting from operations	$107,219

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$20,030	$(6,460)
Net realized gain (loss) on investments	155,669	(804,841)
Net change in unrealized appreciation (depreciation) on investments	(68,480)	(29,101)
Net increase (decrease) in net assets resulting from operations	107,219	(840,402)

Capital share transactions:
Proceeds from sale of shares	78,535,789	52,117,952
Cost of shares redeemed	(76,802,880)	(53,288,975)
Net increase (decrease) from capital share transactions	1,732,909	(1,171,023)
Net increase (decrease) in net assets	1,840,128	(2,011,425)

Net assets:
Beginning of year	2,572,934	4,584,359
End of year	$4,413,062	$2,572,934

Capital share activity:
Shares sold	1,168,828	681,570
Shares redeemed	(1,144,802)	(699,041)
Net increase (decrease) in shares	24,026	(17,471)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$69.60	$84.21	$95.71	$100.13	$117.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	(.11)	(.11)	(1.32)	(1.62)
Net gain (loss) on investments (realized and unrealized)	2.34	(14.50)	(11.39)	(3.10)	(15.34)
Total from investment operations	2.75	(14.61)	(11.50)	(4.42)	(16.96)
Net asset value, end of period	$72.35	$69.60	$84.21	$95.71	$100.13

Total Return[b]	3.95%	(17.35%)	(12.01%)	(4.43%)	(14.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,413	$2,573	$4,584	$9,497	$4,456
Ratios to average net assets:
Net investment income (loss)	0.61%	(0.15%)	(0.69%)	(1.38%)	(1.46%)
Total expenses[c]	1.77%	1.76%	1.71%	1.66%	1.72%
Net expenses[d]	1.76%	1.76%	1.71%	1.66%	1.72%
Portfolio turnover rate	540%	100%	311%	137%	398%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2018, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned -1.81%, while the NASDAQ-100 Index returned 0.04% over the same time period.

The Consumer Discretionary and Information Technology sectors contributed the most to the performance of the underlying index during the year. The Communication Services sector detracted the most from the performance of the underlying index for the year, followed by the Consumer Staples sector.

Amazon.com, Inc., Microsoft Corp., and Netflix, Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, Apple, Inc., and Kraft Heinz Co. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.5%
Guggenheim Ultra Short Duration Fund	19.7%
Microsoft Corp.	3.5%
Apple, Inc.	3.4%
Amazon.com, Inc.	3.3%
Alphabet, Inc. — Class C	1.7%
Alphabet, Inc. — Class A	1.5%
Facebook, Inc. — Class A	1.4%
Intel Corp.	1.1%
Cisco Systems, Inc.	1.0%
Top Ten Total	70.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	(1.81%)	11.64%	17.50%
NASDAQ-100 Index	0.04%	13.34%	19.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 34.9%

Technology - 13.5%
Microsoft Corp.	21,142	$2,147,393
Apple, Inc.	13,070	2,061,662
Intel Corp.	13,950	654,674
Adobe, Inc.*	1,492	337,550
Broadcom, Inc.	1,263	321,156
Texas Instruments, Inc.	2,936	277,452
NVIDIA Corp.	1,865	248,977
QUALCOMM, Inc.	3,705	210,852
Intuit, Inc.	793	156,102
Cognizant Technology Solutions Corp. — Class A	1,770	112,360
Micron Technology, Inc.*	3,466	109,976
Activision Blizzard, Inc.	2,331	108,555
Applied Materials, Inc.	3,005	98,384
Analog Devices, Inc.	1,131	97,074
Fiserv, Inc.*	1,218	89,511
Autodesk, Inc.*	667	85,783
NXP Semiconductor N.V.	1,005	73,646
Electronic Arts, Inc.*	924	72,913
Workday, Inc. — Class A*	455	72,654
Paychex, Inc.	1,097	71,469
Xilinx, Inc.	773	65,836
Lam Research Corp.	474	64,545
Advanced Micro Devices, Inc.*	3,055	56,395
Cerner Corp.*	1,007	52,807
NetEase, Inc. ADR	224	52,723
Microchip Technology, Inc.	723	51,998
Check Point Software Technologies Ltd.*	478	49,067
NetApp, Inc.	769	45,886
Maxim Integrated Products, Inc.	847	43,070
Citrix Systems, Inc.	412	42,213
KLA-Tencor Corp.	467	41,792
Synopsys, Inc.*	453	38,161
Cadence Design Systems, Inc.*	862	37,480
Skyworks Solutions, Inc.	543	36,392
Take-Two Interactive Software, Inc.*	348	35,823
Western Digital Corp.	885	32,718
ASML Holding N.V. — Class G	207	32,213
Total Technology		8,187,262

Communications - 12.7%
Amazon.com, Inc.*	1,347	2,023,154
Alphabet, Inc. — Class C*	970	1,004,542
Alphabet, Inc. — Class A*	846	884,036
Facebook, Inc. — Class A*	6,679	875,550
Cisco Systems, Inc.	13,742	595,441
Comcast Corp. — Class A	13,877	472,512
Netflix, Inc.*	1,333	356,791
Booking Holdings, Inc.*	142	244,584
Charter Communications, Inc. — Class A*	700	199,479
T-Mobile US, Inc.*	2,593	164,941
Twenty-First Century Fox, Inc. — Class A	3,231	155,475
Baidu, Inc. ADR*	858	136,079
Twenty-First Century Fox, Inc. — Class B	2,441	116,631
eBay, Inc.*	2,942	82,582
Sirius XM Holdings, Inc.[1]	13,576	77,519
JD.com, Inc. ADR*	2,824	59,106
VeriSign, Inc.*	370	54,867
Expedia Group, Inc.	416	46,862
MercadoLibre, Inc.*	138	40,413
Ctrip.com International Ltd. ADR*	1,488	40,265
Symantec Corp.	1,953	36,902
Liberty Global plc — Class C*	1,645	33,953
Liberty Global plc — Class A*	624	13,316
Total Communications		7,715,000

Consumer, Non-cyclical - 5.5%
PepsiCo, Inc.	4,364	482,135
Amgen, Inc.	1,948	379,217
PayPal Holdings, Inc.*	3,602	302,892
Gilead Sciences, Inc.	3,954	247,323
Biogen, Inc.*	616	185,367
Mondelez International, Inc. — Class A	4,444	177,893
Automatic Data Processing, Inc.	1,337	175,308
Intuitive Surgical, Inc.*	349	167,143
Kraft Heinz Co.	3,728	160,453
Celgene Corp.*	2,137	136,960
Illumina, Inc.*	449	134,669
Vertex Pharmaceuticals, Inc.*	781	129,419
Regeneron Pharmaceuticals, Inc.*	325	121,387
Monster Beverage Corp.*	1,690	83,182
Alexion Pharmaceuticals, Inc.*	682	66,400
Cintas Corp.	327	54,933
Verisk Analytics, Inc. — Class A*	503	54,847
Align Technology, Inc.*	244	51,101
IDEXX Laboratories, Inc.*	264	49,109
BioMarin Pharmaceutical, Inc.*	544	46,322
Mylan N.V.*	1,576	43,182
Incyte Corp.*	650	41,333
Henry Schein, Inc.*	466	36,591
Total Consumer, Non-cyclical		3,327,166

Consumer, Cyclical - 2.7%
Costco Wholesale Corp.	1,339	272,768
Starbucks Corp.	3,792	244,205
Walgreens Boots Alliance, Inc.	2,901	198,225
Tesla, Inc.*	525	174,720
Marriott International, Inc. — Class A	1,043	113,228
Ross Stores, Inc.	1,141	94,931
O’Reilly Automotive, Inc.*	245	84,361
United Continental Holdings, Inc.*	833	69,747
Dollar Tree, Inc.*	727	65,662
PACCAR, Inc.	1,068	61,026
Fastenal Co.	877	45,858
Lululemon Athletica, Inc.*	374	45,482
American Airlines Group, Inc.	1,408	45,211
Ulta Beauty, Inc.*	183	44,806
Wynn Resorts Ltd.	332	32,838
Hasbro, Inc.	387	31,444
Total Consumer, Cyclical		1,624,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NASDAQ-100® FUND

	Shares	Value

Industrial - 0.3%
CSX Corp.	2,581	$160,358
J.B. Hunt Transport Services, Inc.	334	31,075
Total Industrial		191,433

Utilities - 0.1%
Xcel Energy, Inc.	1,571	77,403

Financial - 0.1%
Willis Towers Watson plc	397	60,288

Total Common Stocks
(Cost $7,197,626)		21,183,064

MUTUAL FUNDS† - 53.2%
Guggenheim Strategy Fund II2	817,586	20,292,487
Guggenheim Ultra Short Duration Fund[2,10]	1,202,039	11,972,309
Total Mutual Funds
(Cost $32,433,461)		32,264,796

	Face Amount

U.S. TREASURY BILLS†† - 3.5%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$1,558,000	1,557,416
2.31% due 03/14/19[4,5]	280,000	278,684
2.35% due 03/14/19[4,5]	273,000	271,717
Total U.S. Treasury Bills
(Cost $2,107,700)		2,107,817

FEDERAL AGENCY DISCOUNT NOTES†† - 1.7%
Federal Home Loan Bank
2.15% due 01/02/19[4,6]	1,000,000	999,940
Total Federal Agency Discount Notes
(Cost $999,940)		999,940

REPURCHASE AGREEMENTS††,7 - 6.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[5]	2,222,079	2,222,079
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[5]	924,099	924,099
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[5]	616,066	616,066
Total Repurchase Agreements
(Cost $3,762,244)		3,762,244

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	47,334	47,334
Total Securities Lending Collateral
(Cost $47,334)		47,334

Total Investments - 99.6%
(Cost $46,548,305)		$60,365,195
Other Assets & Liabilities, net - 0.4%		250,531
Total Net Assets - 100.0%		$60,615,726

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	79	Mar 2019	$10,025,495	$(681,910)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	3.02%	At Maturity	01/28/19	2,223	$14,070,510	$129,385
BNP Paribas	NASDAQ-100 Index	3.02%	At Maturity	01/29/19	1,984	12,559,401	82,661
Barclays Bank plc	NASDAQ-100 Index	2.92%	At Maturity	01/31/19	492	3,114,678	20,500
						$29,744,589	$232,546

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,183,064	$—	$—	$21,183,064
Mutual Funds	32,264,796	—	—	32,264,796
U.S. Treasury Bills	—	2,107,817	—	2,107,817
Federal Agency Discount Notes	—	999,940	—	999,940
Repurchase Agreements	—	3,762,244	—	3,762,244
Securities Lending Collateral	47,334	—	—	47,334
Equity Index Swap Agreements**	—	232,546	—	232,546
Total Assets	$53,495,194	$7,102,547	$—	$60,597,741

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$681,910	$—	$—	$681,910

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$12,259,973	$15,692,588	$(7,495,000)	$(26,116)	$(138,958)	$20,292,487	817,586	$529,041	$11,665
Guggenheim Ultra Short Duration Fund[1]	4,351,654	17,691,706	(10,000,000)	(7,274)	(63,777)	11,972,309	1,202,039	320,960	8,692
	$16,611,627	$33,384,294	$(17,495,000)	$(33,390)	$(202,735)	$32,264,796		$850,001	$20,357

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $52,669 of securities loaned (cost $10,352,600)	$24,338,155
Investments in affiliated issuers, at value (cost $32,433,461)	32,264,796
Repurchase agreements, at value (cost $3,762,244)	3,762,244
Cash	8,010
Unrealized appreciation on swap agreements	232,546
Receivables:
Fund shares sold	319,639
Variation margin on futures contracts	82,160
Dividends	74,077
Swap settlement	13,005
Interest	308
Securities lending income	183
Total assets	61,095,123

Liabilities:
Payable for:
Professional fees	108,947
Fund shares redeemed	93,799
Securities purchased	61,255
Return of securities lending collateral	55,344
Management fees	40,204
Transfer agent and administrative fees	14,152
Investor service fees	14,152
Portfolio accounting fees	5,661
Trustees’ fees*	1,540
Miscellaneous	84,343
Total liabilities	479,397
Commitments and contingent liabilities (Note 13)	—
Net assets	$60,615,726

Net assets consist of:
Paid in capital	$45,474,391
Total distributable earnings (loss)	15,141,335
Net assets	$60,615,726
Capital shares outstanding	1,658,065
Net asset value per share	$36.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $260)	$562,173
Dividends from securities of affiliated issuers	850,001
Interest	132,281
Income from securities lending, net	5,756
Total investment income	1,550,211

Expenses:
Management fees	660,033
Investor service fees	220,011
Transfer agent and administrative fees	220,011
Professional fees	114,764
Portfolio accounting fees	88,004
Trustees’ fees*	23,573
Custodian fees	12,655
Line of credit fees	342
Tax expense	185
Miscellaneous	119,408
Total expenses	1,458,986
Less:
Expenses waived by Adviser	(2,253)
Net expenses	1,456,733
Net investment income	93,478

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,058,904
Investments in affiliated issuers	(33,390)
Distributions received from affiliated investment company shares	20,357
Swap agreements	385,956
Futures contracts	(1,728,621)
Net realized gain	8,703,206
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8,973,023)
Investments in affiliated issuers	(202,735)
Swap agreements	298,165
Futures contracts	(764,091)
Net change in unrealized appreciation (depreciation)	(9,641,684)
Net realized and unrealized loss	(938,478)
Net decrease in net assets resulting from operations	$(845,000)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$93,478	$(223,450)
Net realized gain on investments	8,703,206	8,952,799
Net change in unrealized appreciation (depreciation) on investments	(9,641,684)	11,028,602
Net increase (decrease) in net assets resulting from operations	(845,000)	19,757,951

Distributions to shareholders	(3,450,545)	(5,453,414)[1]

Capital share transactions:
Proceeds from sale of shares	288,921,222	192,464,835
Distributions reinvested	3,450,545	5,453,414
Cost of shares redeemed	(304,322,331)	(196,876,945)
Net increase (decrease) from capital share transactions	(11,950,564)	1,041,304
Net increase (decrease) in net assets	(16,246,109)	15,345,841

Net assets:
Beginning of year	76,861,835	61,515,994
End of year	$60,615,726	$76,861,835

Capital share activity:
Shares sold	7,067,129	5,318,119
Shares issued from reinvestment of distributions	80,451	155,368
Shares redeemed	(7,475,603)	(5,416,663)
Net increase (decrease) in shares	(328,023)	56,824

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net realized gains (See Note 11).

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$38.70	$31.89	$34.16	$33.70	$30.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.11)	(.11)	(.16)	(.11)
Net gain (loss) on investments (realized and unrealized)	(.49)	9.73	1.92	2.90	5.40
Total from investment operations	(.45)	9.62	1.81	2.74	5.29
Less distributions from:
Net realized gains	(1.69)	(2.81)	(4.08)	(2.28)	(1.96)
Total distributions	(1.69)	(2.81)	(4.08)	(2.28)	(1.96)
Net asset value, end of period	$36.56	$38.70	$31.89	$34.16	$33.70

Total Return[b]	(1.81%)	31.12%	5.98%	8.24%	17.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,616	$76,862	$61,516	$98,543	$82,082
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.30%)	(0.34%)	(0.47%)	(0.33%)
Total expenses[c]	1.66%	1.64%	1.60%	1.54%	1.60%
Net expenses[d]	1.66%	1.64%	1.60%	1.54%	1.60%
Portfolio turnover rate	80%	101%	284%	241%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, with the NASDAQ-100 Index returning 0.04%, the Inverse NASDAQ-100® Strategy Fund returned -2.77%. For the one-year period ended December 31, 2018, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Consumer Discretionary and Information Technology sectors contributed the most to the performance of the underlying index during the year. The Communication Services sector detracted the most from the performance of the underlying index for the year, followed by the Consumer Staples sector.

Amazon.com, Inc., Microsoft Corp., and Netflix, Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, Apple, Inc., and Kraft Heinz Co. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund	24.6%
Guggenheim Strategy Fund II	24.6%
Total	49.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(2.77%)	(14.01%)	(19.44%)
NASDAQ-100 Index	0.04%	13.34%	19.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 49.2%
Guggenheim Ultra Short Duration Fund[1,7]	193,233	$1,924,597
Guggenheim Strategy Fund II1	77,336	1,919,490
Total Mutual Funds
(Cost $3,846,227)		3,844,087

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 9.3%
Federal Home Loan Bank
2.00% due 01/02/19[2,3]	$700,000	699,961
Freddie Mac
2.25% due 01/03/19[3,4]	25,000	24,999
Total Federal Agency Discount Notes
(Cost $724,958)		724,960

FEDERAL AGENCY NOTES†† - 0.4%
Freddie Mac
1.75% due 05/30/19[4]	30,000	29,905
Total Federal Agency Notes
(Cost $29,916)		29,905

REPURCHASE AGREEMENTS††,5 - 42.9%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[6]	1,980,539	1,980,539
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[6]	823,650	823,650
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[6]	549,100	549,100
Total Repurchase Agreements
(Cost $3,353,289)		3,353,289

Total Investments - 101.8%
(Cost $7,954,390)		$7,952,241
Other Assets & Liabilities, net - (1.8)%		(136,998)
Total Net Assets - 100.0%		$7,815,243

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	$126,905	$3,438

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(2.77%)	At Maturity	01/31/19	16	$101,540	$(669)
BNP Paribas	NASDAQ-100 Index	(2.52%)	At Maturity	01/29/19	75	472,787	(3,109)
Goldman Sachs International	NASDAQ-100 Index	(2.72%)	At Maturity	01/28/19	1,092	6,910,772	(72,645)
						$7,485,099	$(76,423)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[7]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,844,087	$—	$—	$3,844,087
Federal Agency Discount Notes	—	724,960	—	724,960
Federal Agency Notes	—	29,905	—	29,905
Repurchase Agreements	—	3,353,289	—	3,353,289
Equity Futures Contracts**	3,438	—	—	3,438
Total Assets	$3,847,525	$4,108,154	$—	$7,955,679

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$76,423	$—	$76,423

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Ultra Short Duration Fund[1]	$158,610	$2,448,132	$(680,000)	$294	$(2,439)	$1,924,597	193,233	$7,633	$308
Guggenheim Strategy Fund II	158,498	2,153,979	(390,000)	(129)	(2,858)	1,919,490	77,336	8,533	224
	$317,108	$4,602,111	$(1,070,000)	$165	$(5,297)	$3,844,087		$16,166	$532

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $754,874)	$754,865
Investments in affiliated issuers, at value (cost $3,846,227)	3,844,087
Repurchase agreements, at value (cost $3,353,289)	3,353,289
Segregated cash with broker	22,800
Receivables:
Dividends	1,629
Interest	320
Total assets	7,976,990

Liabilities:
Unrealized depreciation on swap agreements	76,423
Payable for:
Fund shares redeemed	68,084
Swap settlement	3,936
Management fees	3,082
Securities purchased	2,070
Variation margin on futures contracts	1,224
Transfer agent and administrative fees	879
Investor service fees	879
Portfolio accounting fees	352
Trustees’ fees*	33
Miscellaneous	4,785
Total liabilities	161,747
Commitments and contingent liabilities (Note 13)	—
Net assets	$7,815,243

Net assets consist of:
Paid in capital	$13,896,262
Total distributable earnings (loss)	(6,081,019)
Net assets	$7,815,243
Capital shares outstanding	135,587
Net asset value per share	$57.64

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$16,166
Interest	14,199
Total investment income	30,365

Expenses:
Management fees	11,347
Investor service fees	3,152
Transfer agent and administrative fees	3,152
Portfolio accounting fees	1,261
Professional fees	1,179
Trustees’ fees*	473
Custodian fees	177
Line of credit fees	1
Miscellaneous	2,365
Total expenses	23,107
Less:
Expenses waived by Adviser	(82)
Net expenses	23,025
Net investment income	7,340

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	165
Distributions received from affiliated investment company shares	532
Swap agreements	176,461
Futures contracts	5,359
Net realized gain	182,528
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9)
Investments in affiliated issuers	(5,297)
Swap agreements	(81,311)
Futures contracts	3,438
Net change in unrealized appreciation (depreciation)	(83,179)
Net realized and unrealized gain	99,349
Net increase in net assets resulting from operations	$106,689

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,340	$(2,643)
Net realized gain (loss) on investments	182,528	(458,800)
Net change in unrealized appreciation (depreciation) on investments	(83,179)	(27,968)
Net increase (decrease) in net assets resulting from operations	106,689	(489,411)

Capital share transactions:
Proceeds from sale of shares	37,155,764	38,954,509
Cost of shares redeemed	(30,219,208)	(40,345,194)
Net increase (decrease) from capital share transactions	6,936,556	(1,390,685)
Net increase (decrease) in net assets	7,043,245	(1,880,096)

Net assets:
Beginning of year	771,998	2,652,094
End of year	$7,815,243	$771,998

Capital share activity:
Shares sold	687,240	588,712
Shares redeemed	(564,676)	(609,395)
Net increase (decrease) in shares	122,564	(20,683)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$59.28	$78.68	$86.94	$99.74	$122.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(.11)	(.18)	(1.36)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(1.96)[f]	(19.29)	(8.08)	(11.44)	(21.20)
Total from investment operations	(1.64)	(19.40)	(8.26)	(12.80)	(22.88)
Net asset value, end of period	$57.64	$59.28	$78.68	$86.94	$99.74

Total Return[b]	(2.77%)	(24.66%)	(9.48%)	(12.87%)	(18.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,815	$772	$2,652	$1,527	$1,634
Ratios to average net assets:
Net investment income (loss)	0.58%	(0.17%)	(0.78%)	(1.47%)	(1.47%)
Total expenses[c]	1.83%	1.79%	1.74%	1.70%	1.77%
Net expenses[d]	1.83%	1.79%	1.74%	1.70%	1.77%
Portfolio turnover rate	136%	119%	382%	406%	302%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2016, have been restated to reflect a 1:4 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned -15.41%, while the S&P 500 Index returned -4.38% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Consumer Discretionary. The Financials sector detracted the most from return of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Merck & Co., Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, General Electric Co., and AT&T, Inc. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.5%
Guggenheim Ultra Short Duration Fund	23.4%
Microsoft Corp.	0.2%
Apple, Inc.	0.2%
Amazon.com, Inc.	0.2%
Berkshire Hathaway, Inc. — Class B	0.1%
Johnson & Johnson	0.1%
Alphabet, Inc. — Class C	0.1%
JPMorgan Chase & Co.	0.1%
Alphabet, Inc. — Class A	0.1%
Top Ten Total	58.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	(15.41%)	12.37%	21.30%
S&P 500 Index	(4.38%)	8.49%	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 5.2%

Consumer, Non-cyclical - 1.2%
Johnson & Johnson	203	$26,197
Pfizer, Inc.	438	19,119
UnitedHealth Group, Inc.	73	18,186
Procter & Gamble Co.	189	17,373
Merck & Company, Inc.	197	15,053
Coca-Cola Co.	290	13,731
PepsiCo, Inc.	107	11,821
AbbVie, Inc.	114	10,510
Abbott Laboratories	133	9,620
Amgen, Inc.	49	9,539
Medtronic plc	102	9,278
Eli Lilly & Co.	71	8,216
Philip Morris International, Inc.	118	7,877
PayPal Holdings, Inc.*	89	7,484
Altria Group, Inc.	143	7,063
Thermo Fisher Scientific, Inc.	31	6,937
CVS Health Corp.	99	6,476
Bristol-Myers Squibb Co.	124	6,446
Gilead Sciences, Inc.	98	6,130
Cigna Corp.	29	5,592
Anthem, Inc.	20	5,253
Danaher Corp.	47	4,847
Becton Dickinson and Co.	21	4,732
Biogen, Inc.*	15	4,514
Mondelez International, Inc. — Class A	110	4,403
Automatic Data Processing, Inc.	33	4,327
Intuitive Surgical, Inc.*	9	4,310
Colgate-Palmolive Co.	66	3,928
Stryker Corp.	24	3,762
Boston Scientific Corp.*	105	3,711
Celgene Corp.*	53	3,397
Allergan plc	25	3,341
Illumina, Inc.*	11	3,299
S&P Global, Inc.	19	3,229
Humana, Inc.	11	3,151
Vertex Pharmaceuticals, Inc.*	19	3,148
Zoetis, Inc.	36	3,079
Regeneron Pharmaceuticals, Inc.*	8	2,988
Kimberly-Clark Corp.	26	2,962
Ecolab, Inc.	20	2,947
Baxter International, Inc.	38	2,501
HCA Healthcare, Inc.	20	2,489
Edwards Lifesciences Corp.*	16	2,451
Sysco Corp.	36	2,256
Estee Lauder Companies, Inc. — Class A	17	2,212
Constellation Brands, Inc. — Class A	13	2,091
Kraft Heinz Co.	47	2,023
Centene Corp.*	16	1,845
Moody’s Corp.	13	1,820
Zimmer Biomet Holdings, Inc.	17	1,763
General Mills, Inc.	45	1,752
Archer-Daniels-Midland Co.	42	1,721
McKesson Corp.	15	1,657
Alexion Pharmaceuticals, Inc.*	17	1,655
Kroger Co.	60	1,650
Clorox Co.	10	1,541
IQVIA Holdings, Inc.*	13	1,510
Monster Beverage Corp.*	30	1,477
Verisk Analytics, Inc. — Class A*	12	1,308
IDEXX Laboratories, Inc.*	7	1,302
ABIOMED, Inc.*	4	1,300
FleetCor Technologies, Inc.*	7	1,300
IHS Markit Ltd.*	27	1,295
Align Technology, Inc.*	6	1,257
McCormick & Company, Inc.	9	1,253
ResMed, Inc.	11	1,253
Church & Dwight Company, Inc.	19	1,250
Global Payments, Inc.	12	1,238
WellCare Health Plans, Inc.*	5	1,180
Hershey Co.	11	1,179
Cintas Corp.	7	1,176
Tyson Foods, Inc. — Class A	22	1,175
Mylan N.V.*	40	1,096
Kellogg Co.	19	1,083
Total System Services, Inc.	13	1,057
Cardinal Health, Inc.	23	1,026
Gartner, Inc.*	8	1,023
Cooper Companies, Inc.	4	1,018
Laboratory Corporation of America Holdings*	8	1,011
Henry Schein, Inc.*	12	942
Universal Health Services, Inc. — Class B	8	932
Hormel Foods Corp.	21	896
AmerisourceBergen Corp. — Class A	12	893
Hologic, Inc.*	21	863
JM Smucker Co.	9	842
Equifax, Inc.	9	838
Quest Diagnostics, Inc.	10	833
Incyte Corp.*	13	827
Lamb Weston Holdings, Inc.	11	809
Varian Medical Systems, Inc.*	7	793
Conagra Brands, Inc.	37	790
Molson Coors Brewing Co. — Class B	14	786
United Rentals, Inc.*	7	718
Dentsply Sirona, Inc.	17	632
Nielsen Holdings plc	27	630
Avery Dennison Corp.	7	629
Brown-Forman Corp. — Class B	13	619
Western Union Co.	34	580
DaVita, Inc.*	11	566
Robert Half International, Inc.	9	515
Campbell Soup Co.	15	495
Nektar Therapeutics*	13	427
Rollins, Inc.	12	415
H&R Block, Inc.	16	406
Quanta Services, Inc.	12	361
Perrigo Company plc	9	349
Coty, Inc. — Class A	34	223
Total Consumer, Non-cyclical		375,779

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 0.9%
Berkshire Hathaway, Inc. — Class B*	147	$30,014
JPMorgan Chase & Co.	252	24,600
Visa, Inc. — Class A	133	17,548
Bank of America Corp.	692	17,051
Wells Fargo & Co.	321	14,792
Mastercard, Inc. — Class A	69	13,017
Citigroup, Inc.	185	9,631
American Tower Corp. — Class A REIT	34	5,378
CME Group, Inc. — Class A	28	5,267
U.S. Bancorp	115	5,255
American Express Co.	53	5,052
Chubb Ltd.	35	4,521
Goldman Sachs Group, Inc.	26	4,343
BlackRock, Inc. — Class A	11	4,321
PNC Financial Services Group, Inc.	36	4,209
Simon Property Group, Inc. REIT	24	4,032
Morgan Stanley	99	3,925
Charles Schwab Corp.	91	3,779
Crown Castle International Corp. REIT	31	3,368
Bank of New York Mellon Corp.	69	3,248
Intercontinental Exchange, Inc.	43	3,239
Marsh & McLennan Companies, Inc.	39	3,110
MetLife, Inc.	75	3,080
Prologis, Inc. REIT	48	2,819
Aon plc	19	2,762
Capital One Financial Corp.	36	2,721
Progressive Corp.	44	2,655
Aflac, Inc.	58	2,643
American International Group, Inc.	67	2,641
Prudential Financial, Inc.	32	2,610
BB&T Corp.	59	2,556
Equinix, Inc. REIT	7	2,468
Public Storage REIT	12	2,429
Travelers Companies, Inc.	20	2,395
Allstate Corp.	26	2,148
AvalonBay Communities, Inc. REIT	12	2,089
Welltower, Inc. REIT	28	1,943
Equity Residential REIT	28	1,848
State Street Corp.	29	1,829
Digital Realty Trust, Inc. REIT	17	1,811
T. Rowe Price Group, Inc.	19	1,754
SunTrust Banks, Inc.	34	1,715
Ventas, Inc. REIT	27	1,582
M&T Bank Corp.	11	1,574
Discover Financial Services	26	1,534
Willis Towers Watson plc	10	1,519
SBA Communications Corp. REIT*	9	1,457
Northern Trust Corp.	17	1,421
Realty Income Corp. REIT	22	1,387
Boston Properties, Inc. REIT	12	1,351
Weyerhaeuser Co. REIT	57	1,246
Essex Property Trust, Inc. REIT	5	1,226
Hartford Financial Services Group, Inc.	27	1,200
Fifth Third Bancorp	50	1,176
Synchrony Financial	50	1,173
KeyCorp	78	1,153
Ameriprise Financial, Inc.	11	1,148
First Republic Bank	13	1,130
Regions Financial Corp.	78	1,044
Citizens Financial Group, Inc.	35	1,041
HCP, Inc. REIT	37	1,033
Arthur J Gallagher & Co.	14	1,032
CBRE Group, Inc. — Class A*	25	1,001
Cboe Global Markets, Inc.	10	978
Huntington Bancshares, Inc.	81	965
Loews Corp.	21	956
SVB Financial Group*	5	950
Host Hotels & Resorts, Inc. REIT	56	933
Vornado Realty Trust REIT	15	930
Alexandria Real Estate Equities, Inc. REIT	8	922
Extra Space Storage, Inc. REIT	10	905
Comerica, Inc.	13	893
Principal Financial Group, Inc.	20	883
E*TRADE Financial Corp.	20	878
Lincoln National Corp.	17	872
Everest Re Group Ltd.	4	871
Mid-America Apartment Communities, Inc. REIT	9	861
Cincinnati Financial Corp.	11	852
UDR, Inc. REIT	21	832
Federal Realty Investment Trust REIT	7	826
Raymond James Financial, Inc.	11	819
Regency Centers Corp. REIT	13	763
Nasdaq, Inc.	9	734
Iron Mountain, Inc. REIT	22	713
Duke Realty Corp. REIT	27	699
Franklin Resources, Inc.	23	682
Zions Bancorp North America	16	652
SL Green Realty Corp. REIT	8	633
Alliance Data Systems Corp.	4	600
Torchmark Corp.	8	596
Invesco Ltd.	32	536
Apartment Investment & Management Co. — Class A REIT	12	527
Unum Group	17	499
Affiliated Managers Group, Inc.	5	487
Kimco Realty Corp. REIT	32	469
Assurant, Inc.	5	447
People’s United Financial, Inc.	29	419
Jefferies Financial Group, Inc.	21	365
Macerich Co. REIT	8	346
Brighthouse Financial, Inc.*	9	274
Total Financial		289,611

Technology - 0.8%
Microsoft Corp.	586	59,520
Apple, Inc.	342	53,947
Intel Corp.	346	16,238
Oracle Corp.	196	8,849
Adobe, Inc.*	37	8,371
Broadcom, Inc.	32	8,137
salesforce.com, Inc.*	58	7,944

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

International Business Machines Corp.	69	$7,843
Accenture plc — Class A	49	6,910
Texas Instruments, Inc.	73	6,898
NVIDIA Corp.	46	6,141
QUALCOMM, Inc.	92	5,236
Intuit, Inc.	20	3,937
Cognizant Technology Solutions Corp. — Class A	44	2,793
Activision Blizzard, Inc.	58	2,701
Micron Technology, Inc.*	85	2,697
Fidelity National Information Services, Inc.	25	2,564
Red Hat, Inc.*	14	2,459
Applied Materials, Inc.	75	2,456
HP, Inc.	120	2,455
Analog Devices, Inc.	28	2,403
Fiserv, Inc.*	31	2,278
Autodesk, Inc.*	17	2,186
Electronic Arts, Inc.*	23	1,815
Lam Research Corp.	12	1,634
Paychex, Inc.	25	1,629
Xilinx, Inc.	19	1,618
Hewlett Packard Enterprise Co.	108	1,427
Cerner Corp.*	25	1,311
Microchip Technology, Inc.	18	1,295
Advanced Micro Devices, Inc.*	67	1,237
NetApp, Inc.	20	1,193
Maxim Integrated Products, Inc.	22	1,119
DXC Technology Co.	21	1,117
KLA-Tencor Corp.	12	1,074
MSCI, Inc. — Class A	7	1,032
Citrix Systems, Inc.	10	1,025
Skyworks Solutions, Inc.	14	938
Synopsys, Inc.*	11	927
Take-Two Interactive Software, Inc.*	9	926
Cadence Design Systems, Inc.*	21	913
Broadridge Financial Solutions, Inc.	9	866
ANSYS, Inc.*	6	858
Western Digital Corp.	22	813
Akamai Technologies, Inc.*	13	794
Fortinet, Inc.*	11	775
Seagate Technology plc	20	772
Jack Henry & Associates, Inc.	6	759
Qorvo, Inc.*	10	607
IPG Photonics Corp.*	3	340
Xerox Corp.	16	316
Total Technology		254,093

Communications - 0.8%
Amazon.com, Inc.*	32	48,063
Alphabet, Inc. — Class C*	25	25,890
Alphabet, Inc. — Class A*	23	24,034
Facebook, Inc. — Class A*	182	23,858
Verizon Communications, Inc.	313	17,597
AT&T, Inc.	552	15,754
Cisco Systems, Inc.	341	14,775
Walt Disney Co.	113	12,390
Comcast Corp. — Class A	344	11,713
Netflix, Inc.*	33	8,833
Booking Holdings, Inc.*	5	8,612
Twenty-First Century Fox, Inc. — Class A	80	3,850
Charter Communications, Inc. — Class A*	13	3,705
eBay, Inc.*	69	1,937
Twenty-First Century Fox, Inc. — Class B	37	1,768
Twitter, Inc.*	55	1,581
Motorola Solutions, Inc.	13	1,495
Omnicom Group, Inc.	17	1,245
VeriSign, Inc.*	8	1,186
CBS Corp. — Class B	26	1,137
CenturyLink, Inc.	72	1,091
Expedia Group, Inc.	9	1,014
Symantec Corp.	48	907
Arista Networks, Inc.*	4	843
F5 Networks, Inc.*	5	810
Juniper Networks, Inc.	26	700
Viacom, Inc. — Class B	27	694
Discovery, Inc. — Class C*	27	623
Interpublic Group of Companies, Inc.	29	599
TripAdvisor, Inc.*	8	432
DISH Network Corp. — Class A*	17	424
News Corp. — Class A	29	329
Discovery, Inc. — Class A*,1	12	297
News Corp. — Class B	11	127
Total Communications		238,313

Industrial - 0.5%
Boeing Co.	40	12,900
3M Co.	44	8,384
Union Pacific Corp.	56	7,741
Honeywell International, Inc.	56	7,399
United Technologies Corp.	62	6,616
Caterpillar, Inc.	45	5,718
United Parcel Service, Inc. — Class B	53	5,169
General Electric Co.	659	4,989
Lockheed Martin Corp.	19	4,975
CSX Corp.	61	3,790
Deere & Co.	24	3,580
Northrop Grumman Corp.	14	3,429
Raytheon Co.	22	3,374
General Dynamics Corp.	21	3,301
Norfolk Southern Corp.	21	3,140
Illinois Tool Works, Inc.	24	3,041
FedEx Corp.	18	2,904
Emerson Electric Co.	48	2,868
Waste Management, Inc.	31	2,759
Eaton Corporation plc	33	2,266
Roper Technologies, Inc.	8	2,132
Johnson Controls International plc	70	2,075
TE Connectivity Ltd.	26	1,966
Amphenol Corp. — Class A	23	1,863
Corning, Inc.	61	1,843
Ingersoll-Rand plc	19	1,733
Agilent Technologies, Inc.	25	1,687
Parker-Hannifin Corp.	11	1,640
Fortive Corp.	23	1,556

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Cummins, Inc.	11	$1,470
TransDigm Group, Inc.*	4	1,360
Rockwell Automation, Inc.	9	1,355
Harris Corp.	10	1,346
Stanley Black & Decker, Inc.	11	1,317
AMETEK, Inc.	19	1,286
Republic Services, Inc. — Class A	17	1,225
L3 Technologies, Inc.	7	1,216
Ball Corp.	26	1,195
Waters Corp.*	6	1,132
Mettler-Toledo International, Inc.*	2	1,131
Vulcan Materials Co.	10	988
Expeditors International of Washington, Inc.	14	953
Xylem, Inc.	14	934
Keysight Technologies, Inc.*	15	931
CH Robinson Worldwide, Inc.	11	925
Martin Marietta Materials, Inc.	5	859
Textron, Inc.	18	828
Dover Corp.	11	781
Kansas City Southern	8	764
Huntington Ingalls Industries, Inc.	4	761
WestRock Co.	20	755
Snap-on, Inc.	5	727
PerkinElmer, Inc.	9	707
Masco Corp.	23	673
Packaging Corporation of America	8	668
J.B. Hunt Transport Services, Inc.	7	651
Jacobs Engineering Group, Inc.	10	585
Garmin Ltd.	9	570
Allegion plc	7	558
Arconic, Inc.	33	556
Pentair plc	14	529
AO Smith Corp.	12	512
FLIR Systems, Inc.	11	479
Flowserve Corp.	12	456
Sealed Air Corp.	13	453
Fortune Brands Home & Security, Inc.	11	418
Fluor Corp.	11	354
Total Industrial		147,246

Consumer, Cyclical - 0.4%
Home Depot, Inc.	86	14,777
McDonald’s Corp.	58	10,299
Walmart, Inc.	108	10,060
NIKE, Inc. — Class B	97	7,192
Costco Wholesale Corp.	34	6,926
Starbucks Corp.	94	6,054
Lowe’s Companies, Inc.	61	5,634
TJX Companies, Inc.	94	4,206
Walgreens Boots Alliance, Inc.	61	4,168
General Motors Co.	100	3,345
Target Corp.	40	2,644
AutoZone, Inc.*	3	2,515
Ross Stores, Inc.	30	2,496
O’Reilly Automotive, Inc.*	7	2,410
Delta Air Lines, Inc.	48	2,395
Marriott International, Inc. — Class A	22	2,388
Ford Motor Co.	296	2,264
Yum! Brands, Inc.	24	2,206
Dollar General Corp.	20	2,162
VF Corp.	26	1,855
Southwest Airlines Co.	38	1,766
Hilton Worldwide Holdings, Inc.	23	1,652
Dollar Tree, Inc.*	18	1,626
United Continental Holdings, Inc.*	19	1,591
Carnival Corp.	31	1,528
PACCAR, Inc.	26	1,486
Royal Caribbean Cruises Ltd.	14	1,369
Aptiv plc	21	1,293
Fastenal Co.	22	1,150
WW Grainger, Inc.	4	1,129
Genuine Parts Co.	11	1,056
American Airlines Group, Inc.	31	995
Ulta Beauty, Inc.*	4	979
Best Buy Company, Inc.	18	953
Advance Auto Parts, Inc.	6	945
Lennar Corp. — Class A	24	940
MGM Resorts International	38	922
DR Horton, Inc.	26	901
Darden Restaurants, Inc.	9	899
Chipotle Mexican Grill, Inc. — Class A*	2	864
Kohl’s Corp.	13	862
CarMax, Inc.*	13	815
Wynn Resorts Ltd.	8	791
Copart, Inc.*	16	765
Tractor Supply Co.	9	751
Tapestry, Inc.	22	742
Hasbro, Inc.	9	731
Norwegian Cruise Line Holdings Ltd.*	17	721
Macy’s, Inc.	23	685
Tiffany & Co.	8	644
Whirlpool Corp.	6	641
Newell Brands, Inc.	33	614
Mohawk Industries, Inc.*	5	585
LKQ Corp.*	24	570
PVH Corp.	6	558
BorgWarner, Inc.	16	556
Alaska Air Group, Inc.	9	548
PulteGroup, Inc.	21	546
Foot Locker, Inc.	9	479
L Brands, Inc.	18	462
Michael Kors Holdings Ltd.*	12	455
Gap, Inc.	17	438
Nordstrom, Inc.	9	419
Ralph Lauren Corp. — Class A	4	414
Harley-Davidson, Inc.	12	409
Leggett & Platt, Inc.	11	394
Goodyear Tire & Rubber Co.	18	367
Hanesbrands, Inc.	27	338
Mattel, Inc.*	26	260
Under Armour, Inc. — Class A*	14	247

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Under Armour, Inc. — Class C*	15	$242
Total Consumer, Cyclical		137,089

Energy - 0.3%
Exxon Mobil Corp.	321	21,889
Chevron Corp.	145	15,775
ConocoPhillips	87	5,424
EOG Resources, Inc.	44	3,837
Schlumberger Ltd.	105	3,789
Occidental Petroleum Corp.	57	3,499
Marathon Petroleum Corp.	52	3,068
Phillips 66	32	2,757
Valero Energy Corp.	32	2,399
Kinder Morgan, Inc.	144	2,215
Williams Companies, Inc.	92	2,029
ONEOK, Inc.	33	1,780
Halliburton Co.	66	1,754
Pioneer Natural Resources Co.	13	1,710
Anadarko Petroleum Corp.	39	1,710
Concho Resources, Inc.*	16	1,645
Diamondback Energy, Inc.	12	1,112
Marathon Oil Corp.	63	903
Baker Hughes a GE Co.	39	839
Hess Corp.	20	810
Devon Energy Corp.	35	789
Apache Corp.	29	761
National Oilwell Varco, Inc.	29	745
Cabot Oil & Gas Corp. — Class A	33	738
Noble Energy, Inc.	36	675
HollyFrontier Corp.	13	665
TechnipFMC plc	33	646
Cimarex Energy Co.	8	493
Helmerich & Payne, Inc.	8	383
Newfield Exploration Co.*	15	220
Total Energy		85,059

Utilities - 0.2%
NextEra Energy, Inc.	36	6,258
Duke Energy Corp.	54	4,660
Dominion Energy, Inc.	50	3,573
Southern Co.	78	3,426
Exelon Corp.	73	3,292
American Electric Power Company, Inc.	37	2,765
Sempra Energy	21	2,272
Public Service Enterprise Group, Inc.	39	2,030
Xcel Energy, Inc.	39	1,922
Consolidated Edison, Inc.	24	1,835
WEC Energy Group, Inc.	24	1,662
Eversource Energy	24	1,561
PPL Corp.	55	1,558
DTE Energy Co.	14	1,544
Edison International	25	1,419
FirstEnergy Corp.	37	1,389
Ameren Corp.	20	1,305
American Water Works Company, Inc.	14	1,271
Entergy Corp.	14	1,205
Evergy, Inc.	20	1,135
CenterPoint Energy, Inc.	38	1,073
CMS Energy Corp.	21	1,043
PG&E Corp.*	39	926
NRG Energy, Inc.	22	871
Pinnacle West Capital Corp.	9	767
Alliant Energy Corp.	18	760
NiSource, Inc.	29	735
AES Corp.	50	723
SCANA Corp.	11	526
Total Utilities		53,506

Basic Materials - 0.1%
DowDuPont, Inc.	174	9,305
Linde plc	42	6,554
Air Products & Chemicals, Inc.	17	2,721
Sherwin-Williams Co.	6	2,361
LyondellBasell Industries N.V. — Class A	24	1,996
PPG Industries, Inc.	18	1,840
Newmont Mining Corp.	42	1,455
International Paper Co.	31	1,251
Nucor Corp.	24	1,244
Freeport-McMoRan, Inc.	110	1,134
International Flavors & Fragrances, Inc.	8	1,074
Celanese Corp. — Class A	10	900
Eastman Chemical Co.	11	804
Mosaic Co.	27	789
CF Industries Holdings, Inc.	18	783
FMC Corp.	10	740
Albemarle Corp.	8	616
Total Basic Materials		35,567

Total Common Stocks
(Cost $1,561,328)		1,616,263

MUTUAL FUNDS† - 56.9%
Guggenheim Strategy Fund II2	421,312	10,456,955
Guggenheim Ultra Short Duration Fund[2,8]	732,846	7,299,146
Total Mutual Funds
(Cost $17,827,230)		17,756,101

	Face Amount

U.S. TREASURY BILLS†† - 14.7%
U.S. Treasury Bills
2.35% due 03/14/19[3,4]	$4,080,000	4,060,819
2.21% due 01/08/19[4]	272,000	271,898
2.31% due 03/14/19[4]	250,000	248,825
Total U.S. Treasury Bills
(Cost $4,581,321)		4,581,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,5 - 26.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[3]	$4,890,923	$4,890,923
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[3]	2,033,995	2,033,995
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[3]	1,355,996	1,355,996
Total Repurchase Agreements
(Cost $8,280,914)		8,280,914

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[7]	200	200
Total Securities Lending Collateral
(Cost $200)		200

Total Investments - 103.4%
(Cost $32,250,993)		$32,235,020
Other Assets & Liabilities, net - (3.4)%		(1,057,655)
Total Net Assets - 100.0%		$31,177,365

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	25	Mar 2019	$3,136,875	$2,042

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	2.92%	At Maturity	01/28/19	10,205	$25,581,427	$399,510
Barclays Bank plc	S&P 500 Index	2.87%	At Maturity	01/31/19	6,852	17,177,190	123,474
BNP Paribas	S&P 500 Index	2.97%	At Maturity	01/29/19	5,959	14,937,337	107,374
						$57,695,954	$630,358

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2018.
[8]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,616,263	$—	$—	$1,616,263
Mutual Funds	17,756,101	—	—	17,756,101
U.S. Treasury Bills	—	4,581,542	—	4,581,542
Repurchase Agreements	—	8,280,914	—	8,280,914
Securities Lending Collateral	200	—	—	200
Equity Futures Contracts**	2,042	—	—	2,042
Equity Index Swap Agreements**	—	630,358	—	630,358
Total Assets	$19,374,606	$13,492,814	$—	$32,867,420

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$10,864,972	$4,869,420	$(5,200,000)	$(6,526)	$(70,911)	$10,456,955	421,312	$338,746	$5,062
Guggenheim Ultra Short Duration Fund[1]	10,677,417	12,526,840	(15,850,000)	(13,827)	(41,284)	7,299,146	732,846	289,608	6,970
	$21,542,389	$17,396,260	$(21,050,000)	$(20,353)	$(112,195)	$17,756,101		$628,354	$12,032

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $223 of securities loaned (cost $6,142,849)	$6,198,005
Investments in affiliated issuers, at value (cost $17,827,230)	17,756,101
Repurchase agreements, at value (cost $8,280,914)	8,280,914
Cash	34
Unrealized appreciation on swap agreements	630,358
Receivables:
Fund shares sold	422,287
Swap settlement	57,172
Dividends	32,306
Variation margin on futures contracts	2,042
Interest	678
Total assets	33,379,897

Liabilities:
Payable for:
Fund shares redeemed	1,039,485
Securities purchased	1,034,265
Management fees	23,661
Transfer agent and administrative fees	7,068
Investor service fees	7,068
Portfolio accounting fees	2,827
Trustees’ fees*	755
Return of securities lending collateral	234
Miscellaneous	87,169
Total liabilities	2,202,532
Commitments and contingent liabilities (Note 13)	—
Net assets	$31,177,365

Net assets consist of:
Paid in capital	$38,810,885
Total distributable earnings (loss)	(7,633,520)
Net assets	$31,177,365
Capital shares outstanding	161,763
Net asset value per share	$192.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$181,064
Dividends from securities of affiliated issuers	628,354
Interest	227,911
Income from securities lending, net	65
Total investment income	1,037,394

Expenses:
Management fees	394,087
Investor service fees	109,468
Transfer agent and administrative fees	109,468
Professional fees	59,795
Portfolio accounting fees	43,787
Trustees’ fees*	12,423
Custodian fees	6,323
Line of credit fees	182
Miscellaneous	40,133
Total expenses	775,666
Less:
Expenses waived by Adviser	(1,784)
Net expenses	773,882
Net investment income	263,512

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,784,827
Investments in affiliated issuers	(20,353)
Distributions received from affiliated investment company shares	12,032
Swap agreements	(9,006,156)
Futures contracts	(382,718)
Net realized loss	(7,612,368)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,603,901)
Investments in affiliated issuers	(112,195)
Swap agreements	855,047
Futures contracts	(155,178)
Net change in unrealized appreciation (depreciation)	(1,016,227)
Net realized and unrealized loss	(8,628,595)
Net decrease in net assets resulting from operations	$(8,365,083)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$263,512	$22,091
Net realized gain (loss) on investments	(7,612,368)	10,796,168
Net change in unrealized appreciation (depreciation) on investments	(1,016,227)	1,470,151
Net increase (decrease) in net assets resulting from operations	(8,365,083)	12,288,410

Distributions to shareholders	(3,409,316)	(1,231,746)[1]

Capital share transactions:
Proceeds from sale of shares	399,584,471	300,834,376
Distributions reinvested	3,409,316	1,231,746
Cost of shares redeemed	(396,554,714)	(301,504,599)
Net increase from capital share transactions	6,439,073	561,523
Net increase (decrease) in net assets	(5,335,326)	11,618,187

Net assets:
Beginning of year	36,512,691	24,894,504
End of year	$31,177,365	$36,512,691

Capital share activity:
Shares sold	1,618,168	1,422,906
Shares issued from reinvestment of distributions	13,736	6,025
Shares redeemed	(1,619,549)	(1,420,551)
Net increase in shares	12,355	8,380

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$244.38	$176.52	$165.22	$227.28	$235.85
Income (loss) from investment operations:
Net investment income (loss)[a]	1.48	.13	(.53)	(1.11)	(.86)
Net gain (loss) on investments (realized and unrealized)	(35.10)	75.18	32.62	1.42	57.67
Total from investment operations	(33.62)	75.31	32.09	.31	56.81
Less distributions from:
Net investment income	(.14)	—	—	—	—
Net realized gains	(17.89)	(7.45)	(20.79)	(62.37)	(65.38)
Total distributions	(18.03)	(7.45)	(20.79)	(62.37)	(65.38)
Net asset value, end of period	$192.73	$244.38	$176.52	$165.22	$227.28

Total Return[b]	(15.41%)	43.49%	20.40%	(1.66%)	24.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,177	$36,513	$24,895	$21,167	$38,795
Ratios to average net assets:
Net investment income (loss)	0.60%	0.06%	(0.32%)	(0.55%)	(0.35%)
Total expenses[c]	1.77%	1.76%	1.71%	1.66%	1.74%
Net expenses[d]	1.77%	1.76%	1.71%	1.66%	1.74%
Portfolio turnover rate	424%	282%	578%	558%	475%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, with the NASDAQ-100 Index returning 0.04%, the NASDAQ-100® 2x Strategy Fund returned -9.31%. For the one year period ended December 31, 2018, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Consumer Discretionary and Information Technology sectors contributed the most to the performance of the underlying index during the year. The Communication Services sector detracted the most from the performance of the underlying index for the year, followed by the Consumer Staples sector.

Amazon.com, Inc., Microsoft Corp., and Netflix, Inc. contributed the most to performance of the underlying index for 2018. Facebook, Inc. Class A, Apple, Inc., and Kraft Heinz Co. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.2%
Guggenheim Ultra Short Duration Fund	20.3%
Microsoft Corp.	0.8%
Apple, Inc.	0.8%
Amazon.com, Inc.	0.8%
Alphabet, Inc. — Class C	0.4%
Alphabet, Inc. — Class A	0.3%
Facebook, Inc. — Class A	0.3%
Intel Corp.	0.3%
Cisco Systems, Inc.	0.2%
Top Ten Total	53.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	(9.31%)	21.40%	34.15%
NASDAQ-100 Index	0.04%	13.34%	19.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 8.3%

Technology - 3.2%
Microsoft Corp.	4,827	$490,278
Apple, Inc.	2,984	470,696
Intel Corp.	3,185	149,472
Adobe, Inc.*	341	77,148
Broadcom, Inc.	289	73,487
Texas Instruments, Inc.	670	63,315
NVIDIA Corp.	426	56,871
QUALCOMM, Inc.	846	48,146
Intuit, Inc.	181	35,630
Cognizant Technology Solutions Corp. — Class A	404	25,646
Micron Technology, Inc.*	792	25,130
Activision Blizzard, Inc.	533	24,822
Applied Materials, Inc.	686	22,460
Analog Devices, Inc.	258	22,144
Fiserv, Inc.*	278	20,430
Autodesk, Inc.*	153	19,677
NXP Semiconductor N.V.	229	16,781
Workday, Inc. — Class A*	105	16,766
Electronic Arts, Inc.*	211	16,650
Paychex, Inc.	251	16,353
Xilinx, Inc.	177	15,075
Lam Research Corp.	108	14,706
Advanced Micro Devices, Inc.*	698	12,885
Cerner Corp.*	230	12,061
NetEase, Inc. ADR	51	12,004
Microchip Technology, Inc.	165	11,867
Check Point Software Technologies Ltd.*	109	11,189
NetApp, Inc.	176	10,502
Maxim Integrated Products, Inc.	193	9,814
Citrix Systems, Inc.	94	9,631
KLA-Tencor Corp.	107	9,575
Synopsys, Inc.*	104	8,761
Cadence Design Systems, Inc.*	197	8,566
Skyworks Solutions, Inc.	124	8,311
Take-Two Interactive Software, Inc.*	79	8,132
ASML Holding N.V. — Class G	48	7,470
Western Digital Corp.	202	7,468
Total Technology		1,869,919

Communications - 3.0%
Amazon.com, Inc.*	308	462,607
Alphabet, Inc. — Class C*	222	229,905
Alphabet, Inc. — Class A*	193	201,677
Facebook, Inc. — Class A*	1,525	199,912
Cisco Systems, Inc.	3,138	135,970
Comcast Corp. — Class A	3,169	107,904
Netflix, Inc.*	304	81,369
Booking Holdings, Inc.*	32	55,118
Charter Communications, Inc. — Class A*	160	45,595
T-Mobile US, Inc.*	592	37,657
Twenty-First Century Fox, Inc. — Class A	738	35,513
Baidu, Inc. ADR*	196	31,086
Twenty-First Century Fox, Inc. — Class B	557	26,613
eBay, Inc.*	672	18,863
Sirius XM Holdings, Inc.[1]	3,100	17,701
JD.com, Inc. ADR*	645	13,500
VeriSign, Inc.*	84	12,456
Expedia Group, Inc.	95	10,702
MercadoLibre, Inc.*	32	9,371
Ctrip.com International Ltd. ADR*	340	9,200
Symantec Corp.	446	8,427
Liberty Global plc — Class C*	376	7,761
Liberty Global plc — Class A*	143	3,052
Total Communications		1,761,959

Consumer, Non-cyclical - 1.3%
PepsiCo, Inc.	996	110,038
Amgen, Inc.	445	86,628
PayPal Holdings, Inc.*	822	69,122
Gilead Sciences, Inc.	903	56,483
Biogen, Inc.*	141	42,430
Mondelez International, Inc. — Class A	1,015	40,630
Automatic Data Processing, Inc.	306	40,123
Intuitive Surgical, Inc.*	80	38,314
Kraft Heinz Co.	851	36,627
Celgene Corp.*	488	31,276
Illumina, Inc.*	103	30,893
Vertex Pharmaceuticals, Inc.*	178	29,496
Regeneron Pharmaceuticals, Inc.*	74	27,639
Monster Beverage Corp.*	386	18,999
Alexion Pharmaceuticals, Inc.*	156	15,188
Cintas Corp.	75	12,599
Verisk Analytics, Inc. — Class A*	115	12,540
Align Technology, Inc.*	56	11,728
IDEXX Laboratories, Inc.*	60	11,161
BioMarin Pharmaceutical, Inc.*	124	10,558
Mylan N.V.*	360	9,864
Incyte Corp.*	149	9,475
Henry Schein, Inc.*	106	8,323
Total Consumer, Non-cyclical		760,134

Consumer, Cyclical - 0.7%
Costco Wholesale Corp.	306	62,335
Starbucks Corp.	866	55,770
Walgreens Boots Alliance, Inc.	662	45,235
Tesla, Inc.*	120	39,936
Marriott International, Inc. — Class A	238	25,837
Ross Stores, Inc.	261	21,715
O’Reilly Automotive, Inc.*	56	19,283
United Continental Holdings, Inc.*	190	15,909
Dollar Tree, Inc.*	166	14,993
PACCAR, Inc.	244	13,942
Lululemon Athletica, Inc.*	86	10,459
Fastenal Co.	200	10,458
American Airlines Group, Inc.	321	10,307
Ulta Beauty, Inc.*	42	10,283
Wynn Resorts Ltd.	76	7,517
Hasbro, Inc.	88	7,150
Total Consumer, Cyclical		371,129

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Industrial - 0.1%
CSX Corp.	589	$36,595
J.B. Hunt Transport Services, Inc.	76	7,071
Total Industrial		43,666

Utilities - 0.0%
Xcel Energy, Inc.	359	17,688

Financial - 0.0%
Willis Towers Watson plc	91	13,819

Total Common Stocks
(Cost $4,198,057)		4,838,314

MUTUAL FUNDS† - 49.5%
Guggenheim Strategy Fund II2	691,556	17,164,426
Guggenheim Ultra Short Duration Fund[2,10]	1,193,627	11,888,529
Total Mutual Funds
(Cost $29,186,472)		29,052,955

	Face Amount

U.S. TREASURY BILLS†† - 19.1%
U.S. Treasury Bills
2.35% due 03/14/19[3,4]	$6,997,000	6,964,105
2.31% due 03/14/19[3,4]	2,650,000	2,637,541
2.21% due 01/08/19[4,5]	1,586,000	1,585,406
Total U.S. Treasury Bills
(Cost $11,186,643)		11,187,052

FEDERAL AGENCY DISCOUNT NOTES†† - 3.4%
Federal Home Loan Bank
2.15% due 01/02/19[4,6]	2,000,000	1,999,881
Total Federal Agency Discount Notes
(Cost $1,999,881)		1,999,881

REPURCHASE AGREEMENTS††,7 - 7.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[3]	2,670,109	2,670,109
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[3]	1,110,422	1,110,422
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[3]	740,281	740,281
Total Repurchase Agreements
(Cost $4,520,812)		4,520,812

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	11,931	11,931
Total Securities Lending Collateral
(Cost $11,931)		11,931

Total Investments - 88.0%
(Cost $51,103,796)		$51,610,945
Other Assets & Liabilities, net - 12.0%		7,068,696
Total Net Assets - 100.0%		$58,679,641

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	92	Mar 2019	$11,675,260	$(621,269)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.92%	At Maturity	01/31/19	7,688	$48,665,752	$320,304
BNP Paribas	NASDAQ-100 Index	3.02%	At Maturity	01/29/19	4,344	27,495,979	180,970
Goldman Sachs International	NASDAQ-100 Index	3.02%	At Maturity	01/28/19	3,989	25,249,653	138,286
						$101,411,384	$639,560

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Repurchase Agreements — See Note 6
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,838,314	$—	$—	$4,838,314
Mutual Funds	29,052,955	—	—	29,052,955
U.S. Treasury Bills	—	11,187,052	—	11,187,052
Federal Agency Discount Notes	—	1,999,881	—	1,999,881
Repurchase Agreements	—	4,520,812	—	4,520,812
Securities Lending Collateral	11,931	—	—	11,931
Equity Index Swap Agreements**	—	639,560	—	639,560
Total Assets	$33,903,200	$18,347,305	$—	$52,250,505

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$621,269	$—	$—	$621,269

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$11,699,809	$13,296,786	$(7,695,000)	$(24,845)	$(112,324)	$17,164,426	691,556	$460,668	$9,586
Guggenheim Ultra Short Duration Fund[1]	18,999,077	16,768,667	(23,800,000)	(18,551)	(60,664)	11,888,529	1,193,627	428,956	9,358
	$30,698,886	$30,065,453	$(31,495,000)	$(43,396)	$(172,988)	$29,052,955		$889,624	$18,944

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $13,276 of securities loaned (cost $17,396,512)	$18,037,178
Investments in affiliated issuers, at value (cost $29,186,472)	29,052,955
Repurchase agreements, at value (cost $4,520,812)	4,520,812
Cash	2,019
Unrealized appreciation on swap agreements	639,560
Receivables:
Fund shares sold	6,649,483
Variation margin on futures contracts	75,098
Dividends	54,452
Swap settlement	15,092
Interest	370
Securities lending income	17
Total assets	59,047,036

Liabilities:
Payable for:
Fund shares redeemed	59,774
Securities purchased	56,057
Management fees	40,359
Return of securities lending collateral	13,950
Transfer agent and administrative fees	11,908
Investor service fees	11,908
Portfolio accounting fees	4,763
Trustees’ fees*	1,341
Miscellaneous	167,335
Total liabilities	367,395
Commitments and contingent liabilities (Note 13)	—
Net assets	$58,679,641

Net assets consist of:
Paid in capital	$61,757,470
Total distributable earnings (loss)	(3,077,829)
Net assets	$58,679,641
Capital shares outstanding	1,157,944
Net asset value per share	$50.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $126)	$249,244
Dividends from securities of affiliated issuers	889,624
Interest	342,033
Income from securities lending, net	2,813
Total investment income	1,483,714

Expenses:
Management fees	664,752
Investor service fees	184,653
Transfer agent and administrative fees	184,653
Professional fees	103,324
Portfolio accounting fees	73,861
Trustees’ fees*	20,031
Custodian fees	10,667
Line of credit fees	133
Miscellaneous	91,897
Total expenses	1,333,971
Less:
Expenses waived by Adviser	(2,510)
Net expenses	1,331,461
Net investment income	152,253

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,690,584
Investments in affiliated issuers	(43,396)
Distributions received from affiliated investment company shares	18,944
Swap agreements	(10,185,330)
Futures contracts	(1,236,679)
Net realized loss	(2,755,877)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,855,420)
Investments in affiliated issuers	(172,988)
Swap agreements	1,295,096
Futures contracts	(627,467)
Net change in unrealized appreciation (depreciation)	(6,360,779)
Net realized and unrealized loss	(9,116,656)
Net decrease in net assets resulting from operations	$(8,964,403)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$152,253	$(182,978)
Net realized gain (loss) on investments	(2,755,877)	21,643,566
Net change in unrealized appreciation (depreciation) on investments	(6,360,779)	5,783,469
Net increase (decrease) in net assets resulting from operations	(8,964,403)	27,244,057

Distributions to shareholders	(11,852,712)	(681,689)[1]

Capital share transactions:
Proceeds from sale of shares	401,658,572	126,976,096
Distributions reinvested	11,852,712	681,689
Cost of shares redeemed	(404,867,151)	(124,482,969)
Net increase from capital share transactions	8,644,133	3,174,816
Net increase (decrease) in net assets	(12,172,982)	29,737,184

Net assets:
Beginning of year	70,852,623	41,115,439
End of year	$58,679,641	$70,852,623

Capital share activity:
Shares sold	5,896,035	2,423,912
Shares issued from reinvestment of distributions	164,530	12,661
Shares redeemed	(5,993,427)	(2,405,839)
Net increase in shares	67,138	30,734

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (see Note 11).

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$64.95	$38.79	$38.67	$41.60	$45.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	(.17)	(.22)	(.31)	(.34)
Net gain (loss) on investments (realized and unrealized)	(2.70)	26.97	3.57	6.26	16.78
Total from investment operations	(2.56)	26.80	3.35	5.95	16.44
Less distributions from:
Net realized gains	(11.71)	(.64)	(3.23)	(8.88)	(20.24)
Total distributions	(11.71)	(.64)	(3.23)	(8.88)	(20.24)
Net asset value, end of period	$50.68	$64.95	$38.79	$38.67	$41.60

Total Return[b]	(9.31%)	69.49%	9.60%	14.63%	36.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,680	$70,853	$41,115	$49,994	$58,484
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.32%)	(0.62%)	(0.75%)	(0.69%)
Total expenses[c]	1.81%	1.80%	1.75%	1.68%	1.75%
Net expenses[d]	1.80%	1.80%	1.75%	1.68%	1.75%
Portfolio turnover rate	220%	97%	494%	294%	275%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2018, the Mid-Cap 1.5x Strategy Fund returned -19.40%. Over the year, its benchmark, the S&P MidCap 400 Index, returned -11.08%. The Fund had a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Utilities and Health Care sectors contributed the most to performance of the underlying index during the year. The Industrials and Financials sectors detracted the most from performance of the underlying index for the year.

ABIOMED, Inc., Bioverativ, Inc., and Fortinet, Inc. contributed the most to performance of the underlying index for the year. Thor Industries, Inc., Coherent, Inc., and Cognex Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	35.7%
Guggenheim Ultra Short Duration Fund	21.9%
Teleflex, Inc.	0.2%
Atmos Energy Corp.	0.2%
Domino’s Pizza, Inc.	0.2%
IDEX Corp.	0.2%
UGI Corp.	0.2%
Alleghany Corp.	0.2%
STERIS plc	0.2%
PTC, Inc.	0.2%
Top Ten Total	59.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	(19.40%)	6.24%	17.22%
S&P MidCap 400 Index	(11.08%)	6.03%	13.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 25.7%

Financial - 6.5%
Alleghany Corp.	14	$8,726
Reinsurance Group of America, Inc. — Class A	59	8,274
Camden Property Trust REIT	88	7,748
National Retail Properties, Inc. REIT	150	7,277
WR Berkley Corp.	91	6,726
Omega Healthcare Investors, Inc. REIT	189	6,643
Brown & Brown, Inc.	221	6,091
American Financial Group, Inc.	66	5,975
Kilroy Realty Corp. REIT	95	5,974
East West Bancorp, Inc.	137	5,964
Liberty Property Trust REIT	139	5,821
SEI Investments Co.	123	5,683
Lamar Advertising Co. — Class A REIT	80	5,534
Medical Properties Trust, Inc. REIT	343	5,516
Old Republic International Corp.	267	5,492
Jones Lang LaSalle, Inc.	43	5,444
American Campus Communities, Inc. REIT	129	5,339
Commerce Bancshares, Inc.	95	5,338
Cullen/Frost Bankers, Inc.	60	5,276
CyrusOne, Inc. REIT	99	5,235
Douglas Emmett, Inc. REIT	152	5,188
Signature Bank	50	5,141
RenaissanceRe Holdings Ltd.	38	5,081
Synovus Financial Corp.	157	5,022
First American Financial Corp.	105	4,687
Hanover Insurance Group, Inc.	39	4,554
EPR Properties REIT	70	4,482
New York Community Bancorp, Inc.	462	4,347
Webster Financial Corp.	87	4,288
Life Storage, Inc. REIT	44	4,092
First Horizon National Corp.	305	4,014
Primerica, Inc.	41	4,006
Prosperity Bancshares, Inc.	63	3,925
Interactive Brokers Group, Inc. — Class A	71	3,880
Eaton Vance Corp.	109	3,835
PacWest Bancorp	115	3,827
Highwoods Properties, Inc. REIT	98	3,792
Kemper Corp.	57	3,784
Hospitality Properties Trust REIT	155	3,701
JBG SMITH Properties REIT	102	3,551
Wintrust Financial Corp.	53	3,524
Sterling Bancorp	211	3,484
First Industrial Realty Trust, Inc. REIT	119	3,434
SLM Corp.*	410	3,407
Pebblebrook Hotel Trust REIT	120	3,397
Rayonier, Inc. REIT	122	3,378
Healthcare Realty Trust, Inc. REIT	118	3,356
Umpqua Holdings Corp.	207	3,291
Janus Henderson Group plc	157	3,253
Pinnacle Financial Partners, Inc.	69	3,181
MB Financial, Inc.	80	3,170
Cousins Properties, Inc. REIT	396	3,129
Associated Banc-Corp.	157	3,107
TCF Financial Corp.	157	3,060
CoreSite Realty Corp. REIT	35	3,053
United Bankshares, Inc.	97	3,018
FNB Corp.	305	3,001
Weingarten Realty Investors REIT	112	2,779
Stifel Financial Corp.	67	2,775
Hancock Whitney Corp.	80	2,772
Valley National Bancorp	312	2,771
Sabra Health Care REIT, Inc. REIT	168	2,769
Evercore, Inc. — Class A	38	2,719
Bank of Hawaii Corp.	39	2,625
Senior Housing Properties Trust REIT	224	2,625
Uniti Group, Inc. REIT	168	2,616
Taubman Centers, Inc. REIT	57	2,593
Bank OZK	113	2,580
UMB Financial Corp.	42	2,561
Fulton Financial Corp.	165	2,554
Chemical Financial Corp.	67	2,453
Home BancShares, Inc.	150	2,451
Cathay General Bancorp	73	2,448
Texas Capital Bancshares, Inc.*	47	2,401
Federated Investors, Inc. — Class B	90	2,390
Aspen Insurance Holdings Ltd.	56	2,351
CNO Financial Group, Inc.	155	2,306
GEO Group, Inc. REIT	115	2,266
BancorpSouth Bank	85	2,222
Genworth Financial, Inc. — Class A*	472	2,199
Corporate Office Properties Trust REIT	102	2,145
Legg Mason, Inc.	81	2,066
Washington Federal, Inc.	77	2,057
CoreCivic, Inc. REIT	112	1,997
PotlatchDeltic Corp. REIT	63	1,993
Navient Corp.	216	1,903
Urban Edge Properties REIT	108	1,795
Trustmark Corp.	63	1,791
International Bancshares Corp.	52	1,789
Tanger Factory Outlet Centers, Inc. REIT	88	1,779
Mack-Cali Realty Corp. REIT	85	1,665
Realogy Holdings Corp.	111	1,629
LendingTree, Inc.*	7	1,537
Mercury General Corp.	25	1,293
Alexander & Baldwin, Inc. REIT*	64	1,176
Total Financial		349,357

Industrial - 4.8%
IDEX Corp.	73	9,217
Trimble, Inc.*	236	7,767
Old Dominion Freight Line, Inc.	62	7,656
Lennox International, Inc.	34	7,441
Teledyne Technologies, Inc.*	34	7,040
Graco, Inc.	157	6,570
Cognex Corp.	162	6,265
Nordson Corp.	49	5,848
Wabtec Corp.	81	5,690
Arrow Electronics, Inc.*	82	5,654
Carlisle Companies, Inc.	56	5,629
AptarGroup, Inc.	59	5,550

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Donaldson Company, Inc.	120	$5,207
Hubbell, Inc.	52	5,166
Sonoco Products Co.	94	4,994
Gentex Corp.	246	4,972
National Instruments Corp.	106	4,810
Lincoln Electric Holdings, Inc.	60	4,731
MDU Resources Group, Inc.	185	4,411
Acuity Brands, Inc.	38	4,368
Curtiss-Wright Corp.	41	4,187
Littelfuse, Inc.	24	4,116
Oshkosh Corp.	67	4,108
Genesee & Wyoming, Inc. — Class A*	55	4,071
ITT, Inc.	83	4,006
Bemis Company, Inc.	85	3,902
AECOM*	147	3,895
Woodward, Inc.	52	3,863
Avnet, Inc.	105	3,791
Universal Display Corp.	40	3,743
Landstar System, Inc.	39	3,731
Crane Co.	48	3,465
nVent Electric plc	154	3,459
AGCO Corp.	62	3,452
Jabil, Inc.	136	3,371
Kirby Corp.*	50	3,368
EMCOR Group, Inc.	54	3,223
SYNNEX Corp.	39	3,153
MSA Safety, Inc.	33	3,111
Esterline Technologies Corp.*	25	3,036
EnerSys	39	3,027
Knight-Swift Transportation Holdings, Inc.	119	2,983
Louisiana-Pacific Corp.	133	2,955
Stericycle, Inc.*	80	2,935
Regal Beloit Corp.	41	2,872
Tech Data Corp.*	35	2,863
Trinity Industries, Inc.	137	2,821
Eagle Materials, Inc.	45	2,746
Owens-Illinois, Inc.	150	2,586
Kennametal, Inc.	77	2,563
Energizer Holdings, Inc.	56	2,528
GATX Corp.	35	2,478
Timken Co.	66	2,463
MasTec, Inc.*	60	2,434
Coherent, Inc.*	23	2,431
Ryder System, Inc.	50	2,408
Resideo Technologies, Inc.*	116	2,384
Clean Harbors, Inc.*	48	2,369
Valmont Industries, Inc.	21	2,330
Vishay Intertechnology, Inc.	124	2,233
KBR, Inc.	133	2,019
Granite Construction, Inc.	45	1,813
Silgan Holdings, Inc.	73	1,724
Terex Corp.	61	1,682
Belden, Inc.	38	1,587
Dycom Industries, Inc.*	29	1,567
Worthington Industries, Inc.	38	1,324
Werner Enterprises, Inc.	42	1,241
Greif, Inc. — Class A	24	891
Arcosa, Inc.	1	18
Total Industrial		258,312

Consumer, Non-cyclical - 4.2%
Teleflex, Inc.	43	11,115
STERIS plc	80	8,548
MarketAxess Holdings, Inc.	35	7,396
Service Corporation International	171	6,884
West Pharmaceutical Services, Inc.	70	6,862
Molina Healthcare, Inc.*	59	6,857
Ingredion, Inc.	67	6,124
Encompass Health Corp.	94	5,800
WEX, Inc.*	41	5,742
Post Holdings, Inc.*	63	5,615
Sabre Corp.	259	5,605
Hill-Rom Holdings, Inc.	63	5,579
Exelixis, Inc.*	281	5,527
Charles River Laboratories International, Inc.*	45	5,093
Bio-Techne Corp.	35	5,065
PRA Health Sciences, Inc.*	55	5,058
Masimo Corp.*	46	4,939
Haemonetics Corp.*	49	4,902
United Therapeutics Corp.*	41	4,465
Bio-Rad Laboratories, Inc. — Class A*	19	4,412
Catalent, Inc.*	137	4,272
Chemed Corp.	15	4,249
LivaNova plc*	46	4,208
ManpowerGroup, Inc.	59	3,823
ICU Medical, Inc.*	15	3,444
Insperity, Inc.	36	3,361
Helen of Troy Ltd.*	25	3,279
Lancaster Colony Corp.	18	3,183
Flowers Foods, Inc.	172	3,177
Brink’s Co.	48	3,103
HealthEquity, Inc.*	52	3,102
Globus Medical, Inc. — Class A*	71	3,073
Integra LifeSciences Holdings Corp.*	67	3,022
Sprouts Farmers Market, Inc.*	120	2,821
Healthcare Services Group, Inc.	70	2,813
MEDNAX, Inc.*	84	2,772
Ligand Pharmaceuticals, Inc. — Class B*	20	2,714
Aaron’s, Inc.	64	2,691
TreeHouse Foods, Inc.*	53	2,688
ASGN, Inc.*	49	2,671
Adtalem Global Education, Inc.*	56	2,650
Graham Holdings Co. — Class B	4	2,562
CoreLogic, Inc.*	76	2,540
Cantel Medical Corp.	34	2,531
LiveRamp Holdings, Inc.*	64	2,472
NuVasive, Inc.*	49	2,428
Syneos Health, Inc.*	57	2,243
Acadia Healthcare Company, Inc.*	83	2,134
Inogen, Inc.*	17	2,111
Avanos Medical, Inc.*	45	2,016
Boston Beer Company, Inc. — Class A*	8	1,927

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Edgewell Personal Care Co.*	51	$1,905
Sanderson Farms, Inc.	19	1,887
Deluxe Corp.	43	1,653
Patterson Companies, Inc.	78	1,533
Prestige Consumer Healthcare, Inc.*	49	1,513
Weight Watchers International, Inc.*	36	1,388
Avis Budget Group, Inc.*	61	1,371
Tenet Healthcare Corp.*	78	1,337
Hain Celestial Group, Inc.*	84	1,332
Sotheby’s*	32	1,272
Mallinckrodt plc*	78	1,232
Tootsie Roll Industries, Inc.	17	568
Total Consumer, Non-cyclical		228,659

Consumer, Cyclical - 3.3%
Domino’s Pizza, Inc.	39	9,672
NVR, Inc.*	3	7,311
Live Nation Entertainment, Inc.*	130	6,402
Pool Corp.	38	5,649
Toro Co.	99	5,532
Five Below, Inc.*	53	5,423
Dunkin’ Brands Group, Inc.	78	5,001
JetBlue Airways Corp.*	287	4,609
Casey’s General Stores, Inc.	35	4,485
Watsco, Inc.	31	4,313
Wyndham Hotels & Resorts, Inc.	94	4,265
Polaris Industries, Inc.	55	4,217
Toll Brothers, Inc.	127	4,182
Williams-Sonoma, Inc.	76	3,834
Brunswick Corp.	81	3,763
Texas Roadhouse, Inc. — Class A	63	3,761
Six Flags Entertainment Corp.	67	3,727
Cinemark Holdings, Inc.	101	3,616
Deckers Outdoor Corp.*	28	3,582
Cracker Barrel Old Country Store, Inc.[1]	22	3,517
Carter’s, Inc.	43	3,510
MSC Industrial Direct Company, Inc. — Class A	43	3,308
Wyndham Destinations, Inc.	92	3,297
Ollie’s Bargain Outlet Holdings, Inc.*	49	3,259
Nu Skin Enterprises, Inc. — Class A	52	3,189
American Eagle Outfitters, Inc.	158	3,054
Skechers U.S.A., Inc. — Class A*	126	2,884
Marriott Vacations Worldwide Corp.	39	2,750
Wendy’s Co.	176	2,747
Churchill Downs, Inc.	11	2,683
Thor Industries, Inc.	47	2,444
Urban Outfitters, Inc.*	71	2,357
Scotts Miracle-Gro Co. — Class A	37	2,274
Eldorado Resorts, Inc.*	61	2,209
Dick’s Sporting Goods, Inc.	70	2,184
AutoNation, Inc.*	54	1,928
Sally Beauty Holdings, Inc.*	113	1,927
Penn National Gaming, Inc.*	102	1,921
Jack in the Box, Inc.	24	1,863
Dana, Inc.	136	1,854
Tempur Sealy International, Inc.*	43	1,780
Cheesecake Factory, Inc.	39	1,697
Herman Miller, Inc.	56	1,694
Visteon Corp.*	27	1,627
Brinker International, Inc.	36	1,583
Boyd Gaming Corp.	76	1,579
Signet Jewelers Ltd.	49	1,557
KB Home	81	1,547
Bed Bath & Beyond, Inc.	130	1,472
TRI Pointe Group, Inc.*	134	1,465
HNI Corp.	41	1,453
Tupperware Brands Corp.	46	1,452
World Fuel Services Corp.	63	1,349
Adient plc	81	1,220
Delphi Technologies plc	84	1,203
Michaels Companies, Inc.*	84	1,137
Big Lots, Inc.	38	1,099
Dillard’s, Inc. — Class A1	17	1,025
International Speedway Corp. — Class A	23	1,009
Scientific Games Corp. — Class A*	52	930
Papa John’s International, Inc.	21	836
Total Consumer, Cyclical		177,217

Technology - 2.4%
PTC, Inc.*	101	8,373
Zebra Technologies Corp. — Class A*	50	7,962
Leidos Holdings, Inc.	141	7,433
Ultimate Software Group, Inc.*	29	7,101
Tyler Technologies, Inc.*	36	6,690
Integrated Device Technology, Inc.*	122	5,909
CDK Global, Inc.	122	5,841
Teradyne, Inc.	169	5,303
Fair Isaac Corp.*	27	5,049
Dun & Bradstreet Corp.	35	4,996
Cypress Semiconductor Corp.	340	4,325
Teradata Corp.*	112	4,296
Monolithic Power Systems, Inc.	36	4,185
Cree, Inc.*	97	4,149
MAXIMUS, Inc.	60	3,905
Medidata Solutions, Inc.*	57	3,843
CACI International, Inc. — Class A*	24	3,457
MKS Instruments, Inc.	51	3,295
Silicon Laboratories, Inc.*	41	3,231
j2 Global, Inc.	44	3,053
ACI Worldwide, Inc.*	109	3,016
Lumentum Holdings, Inc.*	70	2,941
Blackbaud, Inc.	46	2,893
Manhattan Associates, Inc.*	62	2,627
NCR Corp.*	112	2,585
Science Applications International Corp.	40	2,548
Perspecta, Inc.	133	2,290
CommVault Systems, Inc.*	36	2,127
Cirrus Logic, Inc.*	56	1,858
Allscripts Healthcare Solutions, Inc.*	165	1,591
NetScout Systems, Inc.*	66	1,560
Synaptics, Inc.*	32	1,191

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Pitney Bowes, Inc.	176	$1,040
Total Technology		130,663

Utilities - 1.4%
Atmos Energy Corp.	110	10,199
UGI Corp.	164	8,749
OGE Energy Corp.	188	7,367
Aqua America, Inc.	168	5,744
Vectren Corp.	78	5,615
IDACORP, Inc.	48	4,467
National Fuel Gas Co.	81	4,146
ONE Gas, Inc.	49	3,900
New Jersey Resources Corp.	84	3,836
Southwest Gas Holdings, Inc.	50	3,825
Hawaiian Electric Industries, Inc.	102	3,735
ALLETE, Inc.	49	3,735
Black Hills Corp.	51	3,202
PNM Resources, Inc.	75	3,082
NorthWestern Corp.	48	2,853
Total Utilities		74,455

Basic Materials - 1.2%
RPM International, Inc.	125	7,348
Steel Dynamics, Inc.	216	6,489
Royal Gold, Inc.	62	5,311
Reliance Steel & Aluminum Co.	66	4,697
Chemours Co.	161	4,543
Ashland Global Holdings, Inc.	59	4,187
Valvoline, Inc.	178	3,444
NewMarket Corp.	8	3,297
Olin Corp.	157	3,157
United States Steel Corp.	167	3,046
Versum Materials, Inc.	102	2,827
Allegheny Technologies, Inc.*	119	2,591
Cabot Corp.	56	2,405
Sensient Technologies Corp.	39	2,178
PolyOne Corp.	75	2,145
Domtar Corp.	59	2,073
Commercial Metals Co.	111	1,778
Minerals Technologies, Inc.	33	1,694
Carpenter Technology Corp.	45	1,602
Compass Minerals International, Inc.	32	1,334
Total Basic Materials		66,146

Energy - 1.0%
Equities Corp.	239	4,515
WPX Energy, Inc.*	372	4,222
Equitrans Midstream Corp.*	192	3,844
PBF Energy, Inc. — Class A	113	3,692
Murphy Oil Corp.	153	3,579
Transocean Ltd.*	476	3,303
First Solar, Inc.*	71	3,014
Core Laboratories N.V.	42	2,506
CNX Resources Corp.*	192	2,193
Murphy USA, Inc.*	28	2,146
Patterson-UTI Energy, Inc.	204	2,111
Apergy Corp.*	73	1,977
Range Resources Corp.	195	1,866
Southwestern Energy Co.*	547	1,865
Chesapeake Energy Corp.*,1	861	1,808
Matador Resources Co.*	98	1,522
SM Energy Co.	97	1,502
Ensco plc — Class A	411	1,463
Oasis Petroleum, Inc.*	252	1,394
Callon Petroleum Co.*	214	1,389
QEP Resources, Inc.*	223	1,256
NOW, Inc.*	102	1,187
Oceaneering International, Inc.*	92	1,113
McDermott International, Inc.*	170	1,112
Dril-Quip, Inc.*	34	1,021
Rowan Companies plc — Class A*	119	998
Diamond Offshore Drilling, Inc.*	60	566
Total Energy		57,164

Communications - 0.9%
FactSet Research Systems, Inc.	36	7,205
ARRIS International plc*	154	4,708
Ciena Corp.*	133	4,510
LogMeIn, Inc.	48	3,915
Cable One, Inc.	4	3,280
ViaSat, Inc.*	53	3,124
World Wrestling Entertainment, Inc. — Class A	41	3,063
New York Times Co. — Class A	133	2,964
Telephone & Data Systems, Inc.	88	2,864
Yelp, Inc. — Class A*	72	2,519
AMC Networks, Inc. — Class A*	42	2,305
TEGNA, Inc.	203	2,207
InterDigital, Inc.	32	2,126
Meredith Corp.	38	1,974
John Wiley & Sons, Inc. — Class A	42	1,973
Cars.com, Inc.*	59	1,269
Plantronics, Inc.	31	1,026
Total Communications		51,032

Total Common Stocks
(Cost $1,345,040)		1,393,005

MUTUAL FUNDS† - 57.6%
Guggenheim Strategy Fund II2	77,747	1,929,681
Guggenheim Ultra Short Duration Fund[2,10]	118,833	1,183,579
Total Mutual Funds
(Cost $3,117,005)		3,113,260

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 4.6%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$149,000	$148,944
2.35% due 03/14/19[4,5]	100,000	99,530
Total U.S. Treasury Bills
(Cost $248,459)		248,474

FEDERAL AGENCY NOTES†† - 0.1%
Freddie Mac
1.75% due 05/30/19[6]	6,000	5,981
Total Federal Agency Notes
(Cost $5,983)		5,981

REPURCHASE AGREEMENTS††,7 - 70.9%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[5]	2,263,906	2,263,906
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[5]	941,493	941,493
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[5]	627,662	627,662
Total Repurchase Agreements
(Cost $3,833,061)		3,833,061

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	16,262	16,262
Total Securities Lending Collateral
(Cost $16,262)		16,262

Total Investments - 159.2%
(Cost $8,565,810)		$8,610,043
Other Assets & Liabilities, net - (59.2)%		(3,202,133)
Total Net Assets - 100.0%		$5,407,910

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	14	Mar 2019	$2,329,040	$(97,352)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	2.77%	At Maturity	01/28/19	1,448	$2,408,706	$33,689
Barclays Bank plc	S&P MidCap 400 Index	2.77%	At Maturity	01/31/19	789	1,312,838	12,473
BNP Paribas	S&P MidCap 400 Index	2.87%	At Maturity	01/29/19	500	832,052	7,905
						$4,553,596	$54,067

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[6]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,393,005	$—	$—	$1,393,005
Mutual Funds	3,113,260	—	—	3,113,260
U.S. Treasury Bills	—	248,474	—	248,474
Federal Agency Notes	—	5,981	—	5,981
Repurchase Agreements	—	3,833,061	—	3,833,061
Securities Lending Collateral	16,262	—	—	16,262
Equity Index Swap Agreements**	—	54,067	—	54,067
Total Assets	$4,522,527	$4,141,583	$—	$8,664,110

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$97,352	$—	$—	$97,352

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$2,376,905	$3,745,284	$(4,166,000)	$(13,823)	$(12,685)	$1,929,681	77,747	$78,148	$1,996
Guggenheim Ultra Short Duration Fund[1]	2,371,103	3,236,091	(4,406,000)	(11,164)	(6,451)	1,183,579	118,833	68,881	2,385
	$4,748,008	$6,981,375	$(8,572,000)	$(24,987)	$(19,136)	$3,113,260		$147,029	$4,381

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $18,456 of securities loaned (cost $1,615,744)	$1,663,722
Investments in affiliated issuers, at value (cost $3,117,005)	3,113,260
Repurchase agreements, at value (cost $3,833,061)	3,833,061
Cash	2,773
Segregated cash with broker	271,614
Unrealized appreciation on swap agreements	54,067
Receivables:
Securities sold	8,243,489
Swap settlement	152,849
Variation margin on futures contracts	24,780
Dividends	17,047
Interest	323
Securities lending income	18
Total assets	17,377,003

Liabilities:
Payable for:
Fund shares redeemed	10,913,691
Securities purchased	1,007,387
Return of securities lending collateral	19,014
Management fees	10,294
Transfer agent and administrative fees	3,021
Investor service fees	3,021
Portfolio accounting fees	1,208
Trustees’ fees*	57
Miscellaneous	11,400
Total liabilities	11,969,093
Commitments and contingent liabilities (Note 13)	—
Net assets	$5,407,910

Net assets consist of:
Paid in capital	$7,186,107
Total distributable earnings (loss)	(1,778,197)
Net assets	$5,407,910
Capital shares outstanding	375,562
Net asset value per share	$14.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6)	$29,832
Dividends from securities of affiliated issuers	147,029
Interest	36,441
Income from securities lending, net	144
Total investment income	213,446

Expenses:
Management fees	78,475
Investor service fees	21,798
Transfer agent and administrative fees	21,798
Professional fees	15,770
Portfolio accounting fees	8,719
Trustees’ fees*	1,828
Custodian fees	1,259
Line of credit fees	79
Miscellaneous	5,853
Total expenses	155,579
Less:
Expenses waived by Adviser	(582)
Net expenses	154,997
Net investment income	58,449

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,923)
Investments in affiliated issuers	(24,987)
Distributions received from affiliated investment company shares	4,381
Swap agreements	(1,700,077)
Futures contracts	1,353
Net realized loss	(1,722,253)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(70,371)
Investments in affiliated issuers	(19,136)
Swap agreements	74,186
Futures contracts	(128,295)
Net change in unrealized appreciation (depreciation)	(143,616)
Net realized and unrealized loss	(1,865,869)
Net decrease in net assets resulting from operations	$(1,807,420)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,449	$8,009
Net realized gain (loss) on investments	(1,722,253)	2,830,858
Net change in unrealized appreciation (depreciation) on investments	(143,616)	98,420
Net increase (decrease) in net assets resulting from operations	(1,807,420)	2,937,287

Distributions to shareholders	(1,545,520)	(3,053,428)[1]

Capital share transactions:
Proceeds from sale of shares	32,788,786	51,121,306
Distributions reinvested	1,545,520	3,053,428
Cost of shares redeemed	(33,448,918)	(66,131,295)
Net increase (decrease) from capital share transactions	885,388	(11,956,561)
Net decrease in net assets	(2,467,552)	(12,072,702)

Net assets:
Beginning of year	7,875,462	19,948,164
End of year	$5,407,910	$7,875,462

Capital share activity:
Shares sold	1,892,297	2,058,544
Shares issued from reinvestment of distributions	80,538	146,658
Shares redeemed	(1,934,256)	(2,419,500)
Net increase (decrease) in shares	38,579	(214,298)

[1]	For the year ended December 31, 2017, the distributions to shareholders were all from net realized gains (See Note 11).

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$23.37	$36.19	$31.14	$35.05	$35.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.02	(.10)	(.20)	(.25)
Net gain (loss) on investments (realized and unrealized)	(3.20)	5.81	8.87	(1.45)	4.39
Total from investment operations	(3.07)	5.83	8.77	(1.65)	4.14
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(5.84)	(18.65)	(3.72)	(2.26)	(4.56)
Total distributions	(5.90)	(18.65)	(3.72)	(2.26)	(4.56)
Net asset value, end of period	$14.40	$23.37	$36.19	$31.14	$35.05

Total Return[b]	(19.40%)	22.44%	29.64%	(5.50%)	11.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,408	$7,875	$19,948	$15,093	$10,673
Ratios to average net assets:
Net investment income (loss)	0.67%	0.07%	(0.30%)	(0.58%)	(0.69%)
Total expenses[c]	1.78%	1.76%	1.72%	1.67%	1.72%
Net expenses[d]	1.78%	1.76%	1.72%	1.67%	1.72%
Portfolio turnover rate	368%	403%	368%	477%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2018, Inverse Mid-Cap Strategy Fund returned 10.90%. Over the year, its benchmark, the S&P MidCap 400 Index, returned -11.08%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Utilities and Health Care sectors contributed the most to performance of the underlying index during the year. The Industrials and Financials sectors detracted the most from performance of the underlying index for the year.

ABIOMED, Inc., Bioverativ, Inc., and Fortinet, Inc. contributed the most to performance of the underlying index for the year. Thor Industries, Inc., Coherent, Inc., and Cognex Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.1%
Guggenheim Ultra Short Duration Fund	18.5%
Total	38.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	10.90%	(7.48%)	(15.77%)
S&P MidCap 400 Index	(11.08%)	6.03%	13.68%

*	Fund positions at December 31, 2018 did not represent the Fund’s daily target of -100% exposure to the underlying index.
*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 38.6%
Guggenheim Strategy Fund II1	5,232	$129,855
Guggenheim Ultra Short Duration Fund[1,6]	11,991	119,433
Total Mutual Funds
(Cost $249,835)		249,288

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 1.6%
Freddie Mac
2.25% due 01/03/19[2,3]	$10,000	9,999
Total Federal Agency Discount Notes
(Cost $9,998)		9,999

REPURCHASE AGREEMENTS††,4 - 40.5%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[5]	154,197	154,197
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[5]	64,126	64,126
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[5]	42,751	42,751
Total Repurchase Agreements
(Cost $261,074)		261,074

Total Investments - 80.7%
(Cost $520,907)		$520,361
Other Assets & Liabilities, net - 19.3%		124,707
Total Net Assets - 100.0%		$645,068

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2019	$166,360	$(661)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	2.62%	At Maturity	01/31/19	21	$35,718	$(339)
BNP Paribas	S&P MidCap 400 Index	2.37%	At Maturity	01/29/19	63	105,532	(1,003)
Goldman Sachs International	S&P MidCap 400 Index	2.47%	At Maturity	01/28/19	65	108,413	(1,251)
						$249,663	$(2,593)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[6]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$249,288	$—	$—	$249,288
Federal Agency Discount Notes	—	9,999	—	9,999
Repurchase Agreements	—	261,074	—	261,074
Total Assets	$249,288	$271,073	$—	$520,361

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$661	$—	$—	$661
Equity Index Swap Agreements**	—	2,593	—	2,593
Total Liabilities	$661	$2,593	$—	$3,254

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$59,830	$270,595	$(200,000)	$201	$(771)	$129,855	5,232	$1,546	$43
Guggenheim Ultra Short Duration Fund[1]	22,474	343,402	(246,000)	(71)	(372)	119,433	11,991	1,345	50
	$82,304	$613,997	$(446,000)	$130	$(1,143)	$249,288		$2,891	$93

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $9,998)	$9,999
Investments in affiliated issuers, at value (cost $249,835)	249,288
Repurchase agreements, at value (cost $261,074)	261,074
Receivables:
Fund shares sold	234,193
Variation margin on futures contracts	452
Dividends	256
Interest	22
Total assets	755,284

Liabilities:
Unrealized depreciation on swap agreements	2,593
Payable for:
Securities purchased	100,273
Swap settlement	6,376
Management fees	243
Transfer agent and administrative fees	71
Investor service fees	71
Fund shares redeemed	37
Portfolio accounting fees	29
Trustees’ fees*	4
Miscellaneous	519
Total liabilities	110,216
Commitments and contingent liabilities (Note 13)	—
Net assets	$645,068

Net assets consist of:
Paid in capital	$2,332,188
Total distributable earnings (loss)	(1,687,120)
Net assets	$645,068
Capital shares outstanding	8,525
Net asset value per share	$75.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$2,891
Interest	2,719
Total investment income	5,610

Expenses:
Management fees	2,214
Investor service fees	615
Transfer agent and administrative fees	615
Professional fees	254
Portfolio accounting fees	246
Trustees’ fees*	62
Custodian fees	34
Line of credit fees	2
Miscellaneous	321
Total expenses	4,363
Less:
Expenses waived by Adviser	(14)
Net expenses	4,349
Net investment income	1,261

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	130
Distributions received from affiliated investment company shares	93
Swap agreements	(30,206)
Futures contracts	1,057
Net realized loss	(28,926)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1
Investments in affiliated issuers	(1,143)
Swap agreements	(3,194)
Futures contracts	(661)
Net change in unrealized appreciation (depreciation)	(4,997)
Net realized and unrealized loss	(33,923)
Net decrease in net assets resulting from operations	$(32,662)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,261	$(653)
Net realized loss on investments	(28,926)	(47,729)
Net change in unrealized appreciation (depreciation) on investments	(4,997)	(1,194)
Net decrease in net assets resulting from operations	(32,662)	(49,576)

Capital share transactions:
Proceeds from sale of shares	5,179,494	4,129,307
Cost of shares redeemed	(4,679,265)	(4,282,310)
Net increase (decrease) from capital share transactions	500,229	(153,003)
Net increase (decrease) in net assets	467,567	(202,579)

Net assets:
Beginning of year	177,501	380,080
End of year	$645,068	$177,501

Capital share activity:
Shares sold	74,967	55,807
Shares redeemed	(69,044)	(58,021)
Net increase (decrease) in shares	5,923	(2,214)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$68.22	$78.92	$97.61	$98.69	$111.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	(.16)	(.26)	(1.38)	(1.59)
Net gain (loss) on investments (realized and unrealized)	7.10 [g]	(10.54)	(18.43)	.30	(11.37)
Total from investment operations	7.45	(10.70)	(18.69)	(1.08)	(12.96)
Net asset value, end of period	$75.67	$68.22	$78.92	$97.61	$98.69

Total Return[b]	10.90%	(13.55%)	(19.13%)	(1.12%)	(11.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$645	$178	$380	$611	$850
Ratios to average net assets:
Net investment income (loss)	0.51%	(0.22%)	(0.82%)	(1.46%)	(1.51%)
Total expenses[c]	1.77%	1.76%	1.71%	1.66%	1.72%
Net expenses[d]	1.77%	—	—	—	—
Portfolio turnover rate	404%	111%	565%	220%	323%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Reverse Share Split — Per share amounts for periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.
[g]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned -26.21%, while the Russell 2000 Index returned -11.01% over the same time period.

Among sectors, the only performance contributor to the underlying index during the period was Information Technology. Utilities detracted the least. The leading detractors from return were Industrials and Financials.

Sarepta Therapeutics, Inc., AveXis, Inc., and GrubHub, Inc. were the largest contributors to performance of the underlying index for the year. Dana, Inc., McDermott International, Inc., and Clovis Oncology, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 27, 2006

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund	27.2%
Guggenheim Strategy Fund II	26.5%
Total	53.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	(26.21%)	3.28%	16.43%
Russell 2000 Index	(11.01%)	7.64%	15.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 2.0%

Financial - 0.5%
PS Business Parks, Inc. REIT	1	$131
UMB Financial Corp.	2	122
Community Bank System, Inc.	2	117
First Financial Bankshares, Inc.	2	115
Primerica, Inc.	1	98
PotlatchDeltic Corp. REIT	3	95
First Industrial Realty Trust, Inc. REIT	3	87
Healthcare Realty Trust, Inc. REIT	3	85
Radian Group, Inc.	5	82
ProAssurance Corp.	2	81
MB Financial, Inc.	2	79
National Health Investors, Inc. REIT	1	76
QTS Realty Trust, Inc. — Class A REIT	2	74
Columbia Banking System, Inc.	2	73
Independent Bank Corp.	1	70
Hancock Whitney Corp.	2	69
International Bancshares Corp.	2	69
First Merchants Corp.	2	69
Essent Group Ltd.*	2	68
Cathay General Bancorp	2	67
Ryman Hospitality Properties, Inc. REIT	1	67
Kemper Corp.	1	66
Sunstone Hotel Investors, Inc. REIT	5	65
IBERIABANK Corp.	1	64
Blackstone Mortgage Trust, Inc. — Class A REIT	2	64
Cousins Properties, Inc. REIT	8	63
Ellie Mae, Inc.*	1	63
MGIC Investment Corp.*	6	63
Great Western Bancorp, Inc.	2	63
United Bankshares, Inc.	2	62
Selective Insurance Group, Inc.	1	61
Agree Realty Corp. REIT	1	59
GEO Group, Inc. REIT	3	59
Trustmark Corp.	2	57
AMERISAFE, Inc.	1	57
Pebblebrook Hotel Trust REIT	2	57
American Equity Investment Life Holding Co.	2	56
Westamerica Bancorporation	1	56
Kinsale Capital Group, Inc.	1	56
Kennedy-Wilson Holdings, Inc.	3	54
Banner Corp.	1	53
Washington Federal, Inc.	2	53
Valley National Bancorp	6	53
Federated Investors, Inc. — Class B	2	53
RMR Group, Inc. — Class A	1	53
Four Corners Property Trust, Inc. REIT	2	52
Nelnet, Inc. — Class A	1	52
BancorpSouth Bank	2	52
Seacoast Banking Corporation of Florida*	2	52
Investors Bancorp, Inc.	5	52
Piedmont Office Realty Trust, Inc. — Class A REIT	3	51
Apollo Commercial Real Estate Finance, Inc. REIT	3	50
BancFirst Corp.	1	50
STAG Industrial, Inc. REIT	2	50
Sabra Health Care REIT, Inc.	3	49
RLJ Lodging Trust REIT	3	49
First Busey Corp.	2	49
Home BancShares, Inc.	3	49
Chesapeake Lodging Trust REIT	2	49
National General Holdings Corp.	2	48
Provident Financial Services, Inc.	2	48
Simmons First National Corp. — Class A	2	48
Physicians Realty Trust REIT	3	48
TowneBank	2	48
Acadia Realty Trust REIT	2	48
First Financial Bancorp	2	47
Fulton Financial Corp.	3	46
Old National Bancorp	3	46
FRP Holdings, Inc.*	1	46
Innovative Industrial Properties, Inc. REIT	1	45
CNO Financial Group, Inc.	3	45
Heartland Financial USA, Inc.	1	44
Preferred Bank/Los Angeles CA	1	43
First BanCorp	5	43
United Community Banks, Inc.	2	43
CenterState Bank Corp.	2	42
Genworth Financial, Inc. — Class A*	9	42
Stifel Financial Corp.	1	42
Lexington Realty Trust REIT	5	41
CVB Financial Corp.	2	40
Tanger Factory Outlet Centers, Inc. REIT	2	40
1st Source Corp.	1	40
American Assets Trust, Inc. REIT	1	40
Glacier Bancorp, Inc.	1	40
First Midwest Bancorp, Inc.	2	40
ACNB Corp.	1	39
Mack-Cali Realty Corp. REIT	2	39
PJT Partners, Inc. — Class A	1	39
eHealth, Inc.*	1	38
Capitol Federal Financial, Inc.	3	38
S&T Bancorp, Inc.	1	38
Enterprise Financial Services Corp.	1	38
Horace Mann Educators Corp.	1	37
Alexander & Baldwin, Inc. REIT*	2	37
WesBanco, Inc.	1	37
Chemical Financial Corp.	1	37
First Interstate BancSystem, Inc. — Class A	1	37
Waddell & Reed Financial, Inc. — Class A	2	36
Granite Point Mortgage Trust, Inc. REIT	2	36
NMI Holdings, Inc. — Class A*	2	36
CoreCivic, Inc. REIT	2	36
Hilltop Holdings, Inc.	2	36
Terreno Realty Corp. REIT	1	35
NBT Bancorp, Inc.	1	35
Bryn Mawr Bank Corp.	1	34
Moelis & Co. — Class A	1	34

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Marcus & Millichap, Inc.*	1	$34
Cohen & Steers, Inc.	1	34
Northwest Bancshares, Inc.	2	34
Urban Edge Properties REIT	2	33
HFF, Inc. — Class A	1	33
Stock Yards Bancorp, Inc.	1	33
LegacyTexas Financial Group, Inc.	1	32
Southern First Bancshares, Inc.*	1	32
ServisFirst Bancshares, Inc.	1	32
Retail Opportunity Investments Corp. REIT	2	32
Southside Bancshares, Inc.	1	32
Ameris Bancorp	1	32
Colony Credit Real Estate, Inc. REIT	2	32
First Community Bankshares, Inc.	1	32
Bank of NT Butterfield & Son Ltd.	1	31
Sandy Spring Bancorp, Inc.	1	31
Ladder Capital Corp. — Class A REIT	2	31
Renasant Corp.	1	30
Rexford Industrial Realty, Inc. REIT	1	30
CBTX, Inc.	1	29
Invesco Mortgage Capital, Inc. REIT	2	29
Community Healthcare Trust, Inc. REIT	1	29
Beneficial Bancorp, Inc.	2	29
Union Bankshares Corp.	1	28
Kite Realty Group Trust REIT	2	28
Brookline Bancorp, Inc.	2	28
DiamondRock Hospitality Co. REIT	3	27
WageWorks, Inc.*	1	27
Berkshire Hills Bancorp, Inc.	1	27
Blucora, Inc.*	1	27
National Storage Affiliates Trust REIT	1	26
Flagstar Bancorp, Inc.*	1	26
First Bancorp, Inc.	1	26
Fidelity Southern Corp.	1	26
Kearny Financial Corp.	2	26
Americold Realty Trust REIT	1	26
Pacific Premier Bancorp, Inc.*	1	25
Peapack Gladstone Financial Corp.	1	25
Axos Financial, Inc.*	1	25
Greenhill & Company, Inc.	1	24
PRA Group, Inc.*	1	24
First Commonwealth Financial Corp.	2	24
Newmark Group, Inc. — Class A	3	24
Hope Bancorp, Inc.	2	24
Washington Real Estate Investment Trust	1	23
CNB Financial Corp.	1	23
OceanFirst Financial Corp.	1	22
Midland States Bancorp, Inc.	1	22
Artisan Partners Asset Management, Inc. — Class A	1	22
State Bank Financial Corp.	1	22
Univest Financial Corp.	1	22
Flushing Financial Corp.	1	22
Blue Hills Bancorp, Inc.	1	21
PennyMac Financial Services, Inc.	1	21
InfraREIT, Inc.	1	21
Guaranty Bancorp	1	21
Tier REIT, Inc.	1	21
ARMOUR Residential REIT, Inc.	1	21
SB One Bancorp	1	20
FGL Holdings*	3	20
1st Constitution Bancorp	1	20
Malvern Bancorp, Inc.*	1	20
PCSB Financial Corp.	1	20
Summit Hotel Properties, Inc. REIT	2	19
Enova International, Inc.*	1	20
First Community Corp.	1	19
Third Point Reinsurance Ltd.*	2	19
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1	19
PennyMac Mortgage Investment Trust REIT	1	19
CareTrust REIT, Inc.	1	18
Independence Realty Trust, Inc. REIT	2	18
iStar, Inc. REIT	2	18
MBIA, Inc.*	2	18
Chatham Lodging Trust REIT	1	18
Global Net Lease, Inc. REIT	1	18
Aircastle Ltd.	1	17
Ambac Financial Group, Inc.*	1	17
Xenia Hotels & Resorts, Inc. REIT	1	17
Cadence BanCorp	1	17
OFG Bancorp	1	16
First United Corp.	1	16
LendingClub Corp.*	6	16
Horizon Bancorp, Inc.	1	16
Easterly Government Properties, Inc. REIT	1	16
Columbia Financial, Inc.*	1	15
Redwood Trust, Inc. REIT	1	15
BankFinancial Corp.	1	15
Lakeland Bancorp, Inc.	1	15
Live Oak Bancshares, Inc.	1	15
Oritani Financial Corp.	1	15
United Financial Bancorp, Inc.	1	15
Washington Prime Group, Inc. REIT	3	15
NorthStar Realty Europe Corp. REIT	1	15
Cushman & Wakefield plc*	1	15
Redfin Corp.*	1	14
Meridian Bancorp, Inc.	1	14
CatchMark Timber Trust, Inc. — Class A REIT	2	14
Armada Hoffler Properties, Inc. REIT	1	14
Preferred Apartment Communities, Inc. — Class A REIT	1	14
Government Properties Income Trust REIT*,1	2	14
TrustCo Bank Corp. NY	2	14
Northfield Bancorp, Inc.	1	14
Capstead Mortgage Corp. REIT	2	13
Banc of California, Inc.	1	13
WisdomTree Investments, Inc.	2	13
Southern National Bancorp of Virginia, Inc.	1	13
Orchid Island Capital, Inc. REIT	2	13

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Farmers National Banc Corp.	1	$13
Monmouth Real Estate Investment Corp. REIT	1	12
Whitestone REIT — Class B	1	12
CorePoint Lodging, Inc. REIT	1	12
RPT Realty REIT	1	12
New York Mortgage Trust, Inc. REIT	2	12
Heritage Commerce Corp.	1	11
BrightSphere Investment Group plc	1	11
Boston Private Financial Holdings, Inc.	1	11
City Office REIT, Inc.	1	10
Arbor Realty Trust, Inc. REIT	1	10
Western New England Bancorp, Inc.	1	10
United Community Financial Corp.	1	9
Front Yard Residential Corp. REIT	1	9
Greenlight Capital Re Ltd. — Class A*	1	9
Western Asset Mortgage Capital Corp. REIT	1	8
New Senior Investment Group, Inc. REIT	2	8
Ashford Hospitality Trust, Inc. REIT	2	8
Bancorp, Inc.*	1	8
Citizens, Inc.*	1	8
Select Income REIT	1	7
Spirit MTA REIT	1	7
Franklin Street Properties Corp. REIT	1	6
Republic First Bancorp, Inc.*	1	6
Pennsylvania Real Estate Investment Trust	1	6
On Deck Capital, Inc.*	1	6
CBL & Associates Properties, Inc. REIT	3	6
Dynex Capital, Inc. REIT	1	6
Ladenburg Thalmann Financial Services, Inc.	2	5
Anworth Mortgage Asset Corp. REIT	1	4
Maiden Holdings Ltd.	2	3
Cedar Realty Trust, Inc. REIT	1	3
Ocwen Financial Corp.*	2	3
Total Financial		8,467

Consumer, Non-cyclical - 0.4%
Lancaster Colony Corp.	2	198
Brink’s Co.	2	129
Merit Medical Systems, Inc.*	2	112
ASGN, Inc.*	2	109
Cimpress N.V.*	1	103
Intercept Pharmaceuticals, Inc.*	1	101
Haemonetics Corp.*	1	100
Sanderson Farms, Inc.	1	99
Adtalem Global Education, Inc.*	2	95
LHC Group, Inc.*	1	94
Insperity, Inc.	1	93
FibroGen, Inc.*	2	92
LivaNova plc*	1	91
Globus Medical, Inc. — Class A*	2	87
Heska Corp.*	1	86
Aaron’s, Inc.	2	84
Global Blood Therapeutics, Inc.*	2	82
Wright Medical Group N.V.*,1	3	82
Healthcare Services Group, Inc.	2	80
Green Dot Corp. — Class A*	1	80
Ensign Group, Inc.	2	78
Xencor, Inc.*	2	72
Array BioPharma, Inc.*	5	71
Nathan’s Famous, Inc.	1	66
ICF International, Inc.	1	65
Performance Food Group Co.*	2	65
ABM Industries, Inc.	2	64
Paylocity Holding Corp.*	1	60
Providence Service Corp.*	1	60
HealthEquity, Inc.*	1	60
Emergent BioSolutions, Inc.*	1	59
Horizon Pharma plc*	3	59
B&G Foods, Inc.	2	58
Darling Ingredients, Inc.*	3	58
NxStage Medical, Inc.*	2	57
Neogen Corp.*	1	57
AMN Healthcare Services, Inc.*	1	57
HMS Holdings Corp.*	2	56
Glaukos Corp.*	1	56
Blueprint Medicines Corp.*	1	54
Medpace Holdings, Inc.*	1	53
Huron Consulting Group, Inc.*	1	51
Teladoc Health, Inc.*	1	49
NuVasive, Inc.*	1	50
Aimmune Therapeutics, Inc.*	2	48
Travelport Worldwide Ltd.	3	47
Esperion Therapeutics, Inc.*	1	46
Editas Medicine, Inc.*	2	45
Avis Budget Group, Inc.*	2	45
Avanos Medical, Inc.*	1	45
Halozyme Therapeutics, Inc.*	3	44
Acceleron Pharma, Inc.*	1	43
Ultragenyx Pharmaceutical, Inc.*	1	43
Pacira Pharmaceuticals, Inc.*	1	43
Immunomedics, Inc.*	3	43
Cal-Maine Foods, Inc.	1	42
TriNet Group, Inc.*	1	42
Matthews International Corp. — Class A	1	41
Sotheby’s*	1	40
Korn/Ferry International	1	40
Syneos Health, Inc.*	1	39
Patterson Companies, Inc.	2	39
Spark Therapeutics, Inc.*	1	39
Portola Pharmaceuticals, Inc.*	2	39
Arena Pharmaceuticals, Inc.*	1	39
LiveRamp Holdings, Inc.*	1	39
Weight Watchers International, Inc.*	1	39
Deluxe Corp.	1	38
Medicines Co.*	2	38
Tandem Diabetes Care, Inc.*	1	38
Edgewell Personal Care Co.*	1	37
Endo International plc*	5	37
Zogenix, Inc.*	1	37
Clovis Oncology, Inc.*	2	36
Innoviva, Inc.*	2	35

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Atara Biotherapeutics, Inc.*	1	$35
PTC Therapeutics, Inc.*	1	34
Tenet Healthcare Corp.*	2	34
Novocure Ltd.*	1	33
Supernus Pharmaceuticals, Inc.*	1	33
ACADIA Pharmaceuticals, Inc.*	2	32
Phibro Animal Health Corp. — Class A	1	32
Chefs’ Warehouse, Inc.*	1	32
STAAR Surgical Co.*	1	32
Mallinckrodt plc*	2	32
Central Garden & Pet Co. — Class A*	1	31
Ironwood Pharmaceuticals, Inc. — Class A*	3	31
Kforce, Inc.	1	31
Prestige Consumer Healthcare, Inc.*	1	31
Select Medical Holdings Corp.*	2	31
AtriCure, Inc.*	1	31
SP Plus Corp.*	1	30
Myriad Genetics, Inc.*	1	29
Amicus Therapeutics, Inc.*	3	29
EVERTEC, Inc.	1	29
Chegg, Inc.*	1	28
Kiniksa Pharmaceuticals Ltd. — Class A*	1	28
Amneal Pharmaceuticals, Inc.*	2	27
Corcept Therapeutics, Inc.*	2	27
Insmed, Inc.*	2	26
Vanda Pharmaceuticals, Inc.*	1	26
Cardtronics plc — Class A*	1	26
Herc Holdings, Inc.*	1	26
Heron Therapeutics, Inc.*	1	26
Theravance Biopharma, Inc.*	1	26
Arrowhead Pharmaceuticals, Inc.*	2	25
Tivity Health, Inc.*	1	25
K12, Inc.*	1	25
Navigant Consulting, Inc.	1	24
Varex Imaging Corp.*	1	24
OraSure Technologies, Inc.*	2	23
PDL BioPharma, Inc.*	8	23
Luminex Corp.	1	23
Sangamo Therapeutics, Inc.*	2	23
Retrophin, Inc.*	1	23
Omeros Corp.*	2	22
TrueBlue, Inc.*	1	22
Pacific Biosciences of California, Inc.*	3	22
Momenta Pharmaceuticals, Inc.*	2	22
Hostess Brands, Inc.*	2	22
United Natural Foods, Inc.*	2	21
Denali Therapeutics, Inc.*	1	21
Alder Biopharmaceuticals, Inc.*	2	20
Brookdale Senior Living, Inc. — Class A*	3	20
Amphastar Pharmaceuticals, Inc.*	1	20
CBIZ, Inc.*	1	20
Simply Good Foods Co.*	1	19
Karyopharm Therapeutics, Inc.*	2	19
OPKO Health, Inc.*	6	18
Iovance Biotherapeutics, Inc.*	2	18
Vericel Corp.*	1	17
Triple-S Management Corp. — Class B*	1	17
Meridian Bioscience, Inc.	1	17
Avrobio, Inc.*	1	17
Tejon Ranch Co.*	1	16
Radius Health, Inc.*	1	16
Nuvectra Corp.*	1	16
Rent-A-Center, Inc.*	1	16
SIGA Technologies, Inc.*	2	16
Cymabay Therapeutics, Inc.*	2	16
Lantheus Holdings, Inc.*	1	16
Acorda Therapeutics, Inc.*	1	16
Laureate Education, Inc. — Class A*	1	15
CytomX Therapeutics, Inc.*	1	15
Rocket Pharmaceuticals, Inc.*	1	15
Hertz Global Holdings, Inc.*	1	14
Intellia Therapeutics, Inc.*	1	14
ACCO Brands Corp.	2	14
Diplomat Pharmacy, Inc.*	1	14
Apellis Pharmaceuticals, Inc.*	1	13
Novavax, Inc.*	7	13
Fate Therapeutics, Inc.*	1	13
Sientra, Inc.*	1	13
MacroGenics, Inc.*	1	13
Athenex, Inc.*	1	13
NeoGenomics, Inc.*	1	13
Emerald Expositions Events, Inc.	1	12
Epizyme, Inc.*	2	12
Career Education Corp.*	1	11
Intra-Cellular Therapies, Inc.*	1	11
Akebia Therapeutics, Inc.*	2	11
Invitae Corp.*	1	11
Dicerna Pharmaceuticals, Inc.*	1	11
Prothena Corporation plc*	1	10
Cerus Corp.*	2	10
Surgery Partners, Inc.*	1	10
Vector Group Ltd.	1	10
ImmunoGen, Inc.*	2	10
La Jolla Pharmaceutical Co.*	1	9
Dynavax Technologies Corp.*	1	9
Coherus Biosciences, Inc.*	1	9
Spectrum Pharmaceuticals, Inc.*	1	9
Adamas Pharmaceuticals, Inc.*	1	9
Tocagen, Inc.*	1	8
Avid Bioservices, Inc.*	2	8
MediciNova, Inc.*	1	8
BioCryst Pharmaceuticals, Inc.*	1	8
CASI Pharmaceuticals, Inc.*	2	8
R1 RCM, Inc.*	1	8
Viking Therapeutics, Inc.*	1	8
TherapeuticsMD, Inc.*	2	8
Dean Foods Co.	2	8
Tyme Technologies, Inc.*	2	7
Dermira, Inc.*	1	7
BioScrip, Inc.*	2	7
LSC Communications, Inc.	1	7

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Lexicon Pharmaceuticals, Inc.*	1	$7
Intrexon Corp.*	1	6
Owens & Minor, Inc.	1	6
Cytokinetics, Inc.*	1	6
Aratana Therapeutics, Inc.*	1	6
ViewRay, Inc.*	1	6
Acacia Research Corp.*	2	6
Corbus Pharmaceuticals Holdings, Inc.*	1	6
Community Health Systems, Inc.*	2	6
Antares Pharma, Inc.*	2	5
Pieris Pharmaceuticals, Inc.*	2	5
Everi Holdings, Inc.*	1	5
Paratek Pharmaceuticals, Inc.*	1	5
PFSweb, Inc.*	1	5
22nd Century Group, Inc.*	2	5
GenMark Diagnostics, Inc.*	1	5
Achillion Pharmaceuticals, Inc.*	3	5
Cue Biopharma, Inc.*	1	5
Rigel Pharmaceuticals, Inc.*	2	5
TransEnterix, Inc.*	2	5
Progenics Pharmaceuticals, Inc.*	1	4
TG Therapeutics, Inc.*	1	4
Inovio Pharmaceuticals, Inc.*	1	4
RR Donnelley & Sons Co.	1	4
Arbutus Biopharma Corp.*	1	4
ZIOPHARM Oncology, Inc.*	2	4
RTI Surgical, Inc.*	1	4
Assertio Therapeutics, Inc.*	1	4
Celsius Holdings, Inc.*	1	4
Accuray, Inc.*	1	3
Akorn, Inc.*	1	3
Verastem, Inc.*	1	3
MannKind Corp.*	3	3
Adverum Biotechnologies, Inc.*	1	3
Mustang Bio, Inc.*	1	3
Bellicum Pharmaceuticals, Inc.*	1	3
Marinus Pharmaceuticals, Inc.*	1	3
Enzo Biochem, Inc.*	1	3
ArQule, Inc.*	1	3
Aduro Biotech, Inc.*	1	3
Senseonics Holdings, Inc.*	1	3
Chimerix, Inc.*	1	3
Sorrento Therapeutics, Inc.*	1	2
Agenus, Inc.*	1	2
Sienna Biopharmaceuticals, Inc.*	1	2
Innovate Biopharmaceuticals, Inc.*	1	2
Rockwell Medical, Inc.*	1	2
Palatin Technologies, Inc.*	3	2
Kadmon Holdings, Inc.*	1	2
Geron Corp.*	2	2
Catalyst Pharmaceuticals, Inc.*	1	2
Ardelyx, Inc.*	1	2
AVEO Pharmaceuticals, Inc.*	1	2
Athersys, Inc.*	1	1
Teligent, Inc.*	1	1
Achaogen, Inc.*	1	1
Zomedica Pharmaceuticals Corp.*	1	1
Genesis Healthcare, Inc.*	1	1
Tetraphase Pharmaceuticals, Inc.*	1	1
ServiceSource International, Inc.*	1	1
Durect Corp.*	2	1
Organovo Holdings, Inc.*	1	1
BioTime, Inc.*	1	1
CTI BioPharma Corp.*	1	1
Endologix, Inc.*	1	1
Synergy Pharmaceuticals, Inc.*	4	1
Ampio Pharmaceuticals, Inc.*	1	—
Total Consumer, Non-cyclical		7,022

Consumer, Cyclical - 0.3%
Cracker Barrel Old Country Store, Inc.	1	160
Winmark Corp.	1	159
Texas Roadhouse, Inc. — Class A	2	119
Planet Fitness, Inc. — Class A*	2	107
Five Below, Inc.*	1	102
SkyWest, Inc.	2	89
Brinker International, Inc.	2	88
iRobot Corp.*	1	84
Lithia Motors, Inc. — Class A	1	76
Eldorado Resorts, Inc.*	2	72
FirstCash, Inc.	1	72
Marriott Vacations Worldwide Corp.	1	70
Ollie’s Bargain Outlet Holdings, Inc.*	1	67
Cooper Tire & Rubber Co.	2	65
Wolverine World Wide, Inc.	2	64
Signet Jewelers Ltd.	2	64
Beacon Roofing Supply, Inc.*	2	63
Triton International Ltd.	2	62
Cooper-Standard Holdings, Inc.*	1	62
PriceSmart, Inc.	1	59
Fox Factory Holding Corp.*	1	59
American Eagle Outfitters, Inc.	3	58
Spirit Airlines, Inc.*	1	58
La-Z-Boy, Inc.	2	55
SiteOne Landscape Supply, Inc.*	1	55
Tenneco, Inc. — Class A	2	55
Anixter International, Inc.*	1	54
Hawaiian Holdings, Inc.	2	53
Crocs, Inc.*	2	52
Sally Beauty Holdings, Inc.*	3	51
Altra Industrial Motion Corp.	2	50
Belmond Ltd. — Class A*	2	50
DSW, Inc. — Class A	2	49
Standard Motor Products, Inc.	1	48
Core-Mark Holding Company, Inc.	2	47
Dave & Buster’s Entertainment, Inc.	1	45
SeaWorld Entertainment, Inc.*	2	44
Cheesecake Factory, Inc.	1	44
World Fuel Services Corp.	2	43
Boyd Gaming Corp.	2	42
Guess?, Inc.	2	42
Dana, Inc.	3	41
Abercrombie & Fitch Co. — Class A	2	40

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Papa John’s International, Inc.	1	$40
Penn National Gaming, Inc.*	2	38
Meritage Homes Corp.*	1	37
Douglas Dynamics, Inc.	1	36
HNI Corp.	1	35
Malibu Boats, Inc. — Class A*	1	35
Bed Bath & Beyond, Inc.	3	34
Meritor, Inc.*	2	34
Installed Building Products, Inc.*	1	33
Knoll, Inc.	2	33
TRI Pointe Group, Inc.*	3	33
Denny’s Corp.*	2	32
Taylor Morrison Home Corp. — Class A*	2	32
Liberty TripAdvisor Holdings, Inc. — Class A*	2	32
Mobile Mini, Inc.	1	32
Tupperware Brands Corp.	1	32
BMC Stock Holdings, Inc.*	2	31
Roku, Inc.*	1	31
Steven Madden Ltd.	1	30
Herman Miller, Inc.	1	30
Steelcase, Inc. — Class A	2	30
Big Lots, Inc.	1	29
National Vision Holdings, Inc.*	1	28
MDC Holdings, Inc.	1	28
G-III Apparel Group Ltd.*	1	28
Caleres, Inc.	1	28
Tailored Brands, Inc.	2	27
Wabash National Corp.	2	26
Rocky Brands, Inc.	1	26
Navistar International Corp.*	1	26
Office Depot, Inc.	10	26
Universal Electronics, Inc.*	1	25
GameStop Corp. — Class A	2	25
AMC Entertainment Holdings, Inc. — Class A	2	25
Winnebago Industries, Inc.	1	24
Methode Electronics, Inc.	1	23
PetMed Express, Inc.	1	23
Ruth’s Hospitality Group, Inc.	1	23
American Axle & Manufacturing Holdings, Inc.*	2	22
BJ’s Wholesale Club Holdings, Inc.*	1	22
Red Rock Resorts, Inc. — Class A	1	20
KB Home	1	19
IMAX Corp.*	1	19
Haverty Furniture Companies, Inc.	1	19
At Home Group, Inc.*	1	19
Blue Bird Corp.*	1	18
Bloomin’ Brands, Inc.	1	18
Scientific Games Corp. — Class A*	1	18
Ethan Allen Interiors, Inc.	1	17
Hudson Ltd. — Class A*	1	17
Cannae Holdings, Inc.*	1	17
Marine Products Corp.	1	17
Chico’s FAS, Inc.	3	17
Golden Entertainment, Inc.*	1	16
Fossil Group, Inc.*	1	16
Fiesta Restaurant Group, Inc.*	1	16
Callaway Golf Co.	1	15
Hibbett Sports, Inc.*	1	14
Interface, Inc. — Class A	1	14
Rite Aid Corp.*	19	13
St. Joe Co.*	1	13
National CineMedia, Inc.	2	13
BBX Capital Corp.	2	11
Vista Outdoor, Inc.*	1	11
Modine Manufacturing Co.*	1	11
Express, Inc.*	2	10
Empire Resorts, Inc.*	1	10
Del Taco Restaurants, Inc.*	1	10
Party City Holdco, Inc.*	1	10
EZCORP, Inc. — Class A*	1	8
Ascena Retail Group, Inc.*	3	8
Barnes & Noble, Inc.	1	7
Town Sports International Holdings, Inc.*	1	7
J.C. Penney Company, Inc.*,1	6	6
Tile Shop Holdings, Inc.	1	6
Titan International, Inc.	1	5
Drive Shack, Inc.*	1	4
RTW RetailWinds, Inc.*	1	3
Big 5 Sporting Goods Corp.	1	3
GNC Holdings, Inc. — Class A*	1	2
Hovnanian Enterprises, Inc. — Class A*	3	2
Francesca’s Holdings Corp.*	1	1
Castle Brands, Inc.*	1	1
Pier 1 Imports, Inc.	1	—
Total Consumer, Cyclical		4,524

Industrial - 0.2%
Woodward, Inc.	2	149
Brady Corp. — Class A	2	87
Franklin Electric Company, Inc.	2	86
MasTec, Inc.*	2	81
SYNNEX Corp.	1	81
EnerSys	1	77
Hillenbrand, Inc.	2	76
John Bean Technologies Corp.	1	72
GATX Corp.	1	71
Louisiana-Pacific Corp.	3	67
Kennametal, Inc.	2	66
II-VI, Inc.*	2	65
Novanta, Inc.*	1	63
Albany International Corp. — Class A	1	63
EMCOR Group, Inc.	1	60
Trex Company, Inc.*	1	59
American Woodmark Corp.*	1	56
Simpson Manufacturing Company, Inc.	1	54
Dycom Industries, Inc.*	1	54
Vishay Intertechnology, Inc.	3	54
Applied Industrial Technologies, Inc.	1	54
Barnes Group, Inc.	1	54
Alarm.com Holdings, Inc.*	1	52

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Tetra Tech, Inc.	1	$52
Fabrinet*	1	51
Exponent, Inc.	1	51
Generac Holdings, Inc.*	1	50
Badger Meter, Inc.	1	49
Sanmina Corp.*	2	48
Advanced Disposal Services, Inc.*	2	48
Rexnord Corp.*	2	46
Trinseo S.A.	1	46
KBR, Inc.	3	45
TopBuild Corp.*	1	45
Masonite International Corp.*	1	45
Allied Motion Technologies, Inc.	1	45
Axon Enterprise, Inc.*	1	44
Comfort Systems USA, Inc.	1	44
Golar LNG Ltd.	2	43
Atlas Air Worldwide Holdings, Inc.*	1	42
Actuant Corp. — Class A	2	42
Belden, Inc.	1	42
Granite Construction, Inc.	1	40
Federal Signal Corp.	2	40
Harsco Corp.*	2	40
Greenbrier Companies, Inc.	1	39
PAM Transportation Services, Inc.*	1	39
Primoris Services Corp.	2	38
Greif, Inc. — Class A	1	37
Hub Group, Inc. — Class A*	1	37
Heartland Express, Inc.	2	37
Raven Industries, Inc.	1	36
Aerojet Rocketdyne Holdings, Inc.*	1	35
AAON, Inc.	1	35
Ambarella, Inc.*	1	35
Worthington Industries, Inc.	1	35
ArcBest Corp.	1	34
Matson, Inc.	1	32
AVX Corp.	2	30
SPX FLOW, Inc.*	1	30
Astec Industries, Inc.	1	30
Werner Enterprises, Inc.	1	29
Casella Waste Systems, Inc. — Class A*	1	28
JELD-WEN Holding, Inc.*	2	28
SPX Corp.*	1	28
DXP Enterprises, Inc.*	1	28
Mueller Water Products, Inc. — Class A	3	27
TriMas Corp.*	1	27
Covanta Holding Corp.	2	27
Universal Forest Products, Inc.	1	26
Global Brass & Copper Holdings, Inc.	1	25
Summit Materials, Inc. — Class A*	2	25
Boise Cascade Co.	1	24
Milacron Holdings Corp.*	2	24
Mueller Industries, Inc.	1	23
Air Transport Services Group, Inc.*	1	23
Builders FirstSource, Inc.*	2	22
Benchmark Electronics, Inc.	1	21
Ship Finance International Ltd.	2	21
Lydall, Inc.*	1	20
Atkore International Group, Inc.*	1	20
Evoqua Water Technologies Corp.*	2	19
KEMET Corp.	1	18
International Seaways, Inc.*	1	17
GasLog Ltd.	1	16
Ichor Holdings Ltd.*	1	16
PGT Innovations, Inc.*	1	16
Applied Optoelectronics, Inc.*	1	15
Fitbit, Inc. — Class A*	3	15
Manitowoc Company, Inc.*	1	15
Kratos Defense & Security Solutions, Inc.*	1	14
Caesarstone Ltd.	1	13
Knowles Corp.*	1	13
Briggs & Stratton Corp.	1	13
American Outdoor Brands Corp.*	1	13
Armstrong Flooring, Inc.*	1	12
Triumph Group, Inc.	1	11
Scorpio Bulkers, Inc.	2	11
Scorpio Tankers, Inc.	6	11
TTM Technologies, Inc.*	1	10
Costamare, Inc.	2	9
TimkenSteel Corp.*	1	9
Wesco Aircraft Holdings, Inc.*	1	8
NCI Building Systems, Inc.*	1	7
Teekay Corp.	2	7
Great Lakes Dredge & Dock Corp.*	1	7
Nordic American Tankers Ltd.	3	6
Manitex International, Inc.*	1	6
Frontline Ltd.*	1	5
SunPower Corp. — Class A*	1	5
Eagle Bulk Shipping, Inc.*	1	5
GoPro, Inc. — Class A*	1	4
DHT Holdings, Inc.	1	4
Daseke, Inc.*	1	4
Teekay Tankers Ltd. — Class A	2	2
Safe Bulkers, Inc.*	1	2
Overseas Shipholding Group, Inc. — Class A*	1	2
Babcock & Wilcox Enterprises, Inc.*	1	1
Total Industrial		4,015

Technology - 0.2%
Silicon Laboratories, Inc.*	2	158
MAXIMUS, Inc.	2	130
Science Applications International Corp.	2	127
Blackbaud, Inc.	2	126
HubSpot, Inc.*	1	126
Coupa Software, Inc.*	2	126
Integrated Device Technology, Inc.*	2	97
Mercury Systems, Inc.*	2	94
Lumentum Holdings, Inc.*	2	92
Semtech Corp.*	2	92
Cree, Inc.*	2	86
Verint Systems, Inc.*	2	85
New Relic, Inc.*	1	81
Qualys, Inc.*	1	75

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Progress Software Corp.	2	$71
j2 Global, Inc.	1	69
Medidata Solutions, Inc.*	1	67
Cirrus Logic, Inc.*	2	66
Power Integrations, Inc.	1	61
CommVault Systems, Inc.*	1	59
Cabot Microelectronics Corp.	1	57
Entegris, Inc.	2	56
ACI Worldwide, Inc.*	2	55
ExlService Holdings, Inc.*	1	53
Perspecta, Inc.	3	52
Cornerstone OnDemand, Inc.*	1	50
Envestnet, Inc.*	1	49
Bottomline Technologies DE, Inc.*	1	48
NetScout Systems, Inc.*	2	47
Five9, Inc.*	1	44
MINDBODY, Inc. — Class A*	1	36
Box, Inc. — Class A*	2	34
Diodes, Inc.*	1	32
Inphi Corp.*	1	32
CSG Systems International, Inc.	1	32
NextGen Healthcare, Inc.*	2	30
Yext, Inc.*	2	30
Avaya Holdings Corp.*	2	29
Allscripts Healthcare Solutions, Inc.*	3	29
TTEC Holdings, Inc.	1	28
TiVo Corp.	3	28
Upland Software, Inc.*	1	27
Brooks Automation, Inc.	1	26
CTS Corp.	1	26
Electronics for Imaging, Inc.*	1	25
SailPoint Technologies Holding, Inc.*	1	24
Cloudera, Inc.*	2	22
CEVA, Inc.*	1	22
Cray, Inc.*	1	22
3D Systems Corp.*	2	20
Evolent Health, Inc. — Class A*	1	20
Photronics, Inc.*	2	19
LivePerson, Inc.*	1	19
Xperi Corp.	1	18
Stratasys Ltd.*	1	18
Axcelis Technologies, Inc.*	1	18
Pitney Bowes, Inc.	3	18
MaxLinear, Inc. — Class A*	1	18
Monotype Imaging Holdings, Inc.	1	16
Rambus, Inc.*	2	15
MACOM Technology Solutions Holdings, Inc.*	1	15
Hortonworks, Inc.*	1	14
Inovalon Holdings, Inc. — Class A*	1	14
FormFactor, Inc.*	1	14
Lattice Semiconductor Corp.*	2	14
Amkor Technology, Inc.*	2	13
Cision Ltd.*	1	12
Unisys Corp.*	1	12
Immersion Corp.*	1	9
Ultra Clean Holdings, Inc.*	1	9
Glu Mobile, Inc.*	1	8
Exela Technologies, Inc.*	2	8
InnerWorkings, Inc.*	2	7
Veeco Instruments, Inc.*	1	7
KeyW Holding Corp.*	1	7
Avid Technology, Inc.*	1	5
MobileIron, Inc.*	1	5
USA Technologies, Inc.*	1	4
Diebold Nixdorf, Inc.	1	2
Castlight Health, Inc. — Class B*	1	2
Maxwell Technologies, Inc.*	1	2
Remark Holdings, Inc.*	1	1
Kopin Corp.*	1	1
Total Technology		3,317

Communications - 0.1%
Etsy, Inc.*	3	143
ViaSat, Inc.*	2	118
Ciena Corp.*	3	102
Cogent Communications Holdings, Inc.	2	90
Shenandoah Telecommunications Co.	2	88
Nexstar Media Group, Inc. — Class A	1	78
World Wrestling Entertainment, Inc. — Class A	1	75
Yelp, Inc. — Class A*	2	70
New York Times Co. — Class A	3	67
InterDigital, Inc.	1	66
Tucows, Inc. — Class A*	1	60
Imperva, Inc.*	1	56
TEGNA, Inc.	5	54
Preformed Line Products Co.	1	54
Sinclair Broadcast Group, Inc. — Class A	2	53
Viavi Solutions, Inc.*	5	50
MSG Networks, Inc. — Class A*	2	47
Vonage Holdings Corp.*	5	44
Pandora Media, Inc.*	5	40
Shutterfly, Inc.*	1	40
Liberty Expedia Holdings, Inc. — Class A*	1	39
Iridium Communications, Inc.*	2	37
Cargurus, Inc.*	1	34
Liberty Latin America Ltd. — Class C*	2	29
Liberty Latin America Ltd. — Class A*	2	29
Groupon, Inc. — Class A*	9	29
NIC, Inc.	2	25
Liberty Media Corporation-Liberty Braves — Class C*	1	25
GTT Communications, Inc.*	1	24
Finisar Corp.*	1	22
Cars.com, Inc.*	1	22
ADTRAN, Inc.	2	21
Intelsat S.A.*	1	21
Quotient Technology, Inc.*	2	21
Boingo Wireless, Inc.*	1	21
TrueCar, Inc.*	2	18
8x8, Inc.*	1	18
Gannett Company, Inc.	2	17

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

ORBCOMM, Inc.*	2	$17
EW Scripps Co. — Class A	1	16
Gray Television, Inc.*	1	15
Endurance International Group Holdings, Inc.*	2	13
Spok Holdings, Inc.	1	13
CalAmp Corp.*	1	13
Extreme Networks, Inc.*	2	12
Hemisphere Media Group, Inc.*	1	12
Maxar Technologies Ltd.	1	12
New Media Investment Group, Inc.	1	12
Entercom Communications Corp. — Class A	2	11
Consolidated Communications Holdings, Inc.	1	10
Travelzoo*	1	10
Calix, Inc.*	1	10
Houghton Mifflin Harcourt Co.*	1	9
NII Holdings, Inc.*	2	9
Infinera Corp.*	2	8
Cincinnati Bell, Inc.*	1	8
WideOpenWest, Inc.*	1	7
A10 Networks, Inc.*	1	6
Liquidity Services, Inc.*	1	6
Zix Corp.*	1	6
Telaria, Inc.*	2	5
Ribbon Communications, Inc.*	1	5
Harmonic, Inc.*	1	5
Meet Group, Inc.*	1	5
Internap Corp.*	1	4
Gogo, Inc.*	1	3
Entravision Communications Corp. — Class A	1	3
Central European Media Enterprises Ltd. — Class A*	1	3
HC2 Holdings, Inc.*	1	3
MDC Partners, Inc. — Class A*	1	3
VirnetX Holding Corp.*	1	2
Frontier Communications Corp.*	1	2
Limelight Networks, Inc.*	1	2
Windstream Holdings, Inc.*	1	2
Total Communications		2,129

Utilities - 0.1%
ALLETE, Inc.	2	152
Spire, Inc.	2	148
Black Hills Corp.	2	126
El Paso Electric Co.	2	100
IDACORP, Inc.	1	93
Portland General Electric Co.	2	92
New Jersey Resources Corp.	2	91
Avista Corp.	2	85
PNM Resources, Inc.	2	82
ONE Gas, Inc.	1	80
Southwest Gas Holdings, Inc.	1	76
MGE Energy, Inc.	1	60
NorthWestern Corp.	1	60
South Jersey Industries, Inc.	2	56
Ormat Technologies, Inc.	1	52
Unitil Corp.	1	51
California Water Service Group	1	48
Clearway Energy, Inc. — Class C	1	17
PICO Holdings, Inc.*	1	9
Atlantic Power Corp.*	2	4
Total Utilities		1,482

Energy - 0.1%
Delek US Holdings, Inc.	2	65
PDC Energy, Inc.*	2	60
Pattern Energy Group, Inc. — Class A	2	37
Southwestern Energy Co.*	10	34
California Resources Corp.*	2	34
Matador Resources Co.*	2	31
Peabody Energy Corp.	1	30
Dril-Quip, Inc.*	1	30
Resolute Energy Corp.*	1	29
Unit Corp.*	2	29
Oasis Petroleum, Inc.*	5	28
SemGroup Corp. — Class A	2	28
Callon Petroleum Co.*	4	26
Renewable Energy Group, Inc.*	1	26
Rowan Companies plc — Class A*	3	25
TPI Composites, Inc.*	1	25
MRC Global, Inc.*	2	25
Oceaneering International, Inc.*	2	24
Warrior Met Coal, Inc.	1	24
SRC Energy, Inc.*	5	24
KLX Energy Services Holdings, Inc.*	1	24
NOW, Inc.*	2	23
Archrock, Inc.	3	23
TerraForm Power, Inc. — Class A	2	22
Bonanza Creek Energy, Inc.*	1	21
US Silica Holdings, Inc.	2	20
Gulfport Energy Corp.*	3	20
McDermott International, Inc.*	3	20
Jagged Peak Energy, Inc.*	2	18
SunCoke Energy, Inc.*	2	17
Keane Group, Inc.*	2	16
Helix Energy Solutions Group, Inc.*	3	16
Oil States International, Inc.*	1	14
C&J Energy Services, Inc.*	1	14
Green Plains, Inc.	1	13
Noble Corporation plc*	5	13
Liberty Oilfield Services, Inc. — Class A	1	13
ProPetro Holding Corp.*	1	12
Solaris Oilfield Infrastructure, Inc. — Class A	1	12
Denbury Resources, Inc.*	7	12
Carrizo Oil & Gas, Inc.*	1	11
Sunrun, Inc.*	1	11
Laredo Petroleum, Inc.*	3	11
Advanced Emissions Solutions, Inc.	1	11
Frank’s International N.V.*	2	11
Superior Energy Services, Inc.*	3	10

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Enphase Energy, Inc.*,1	2	$10
Diamond Offshore Drilling, Inc.*	1	9
SandRidge Energy, Inc.*	1	8
Tellurian, Inc.*	1	7
Newpark Resources, Inc.*	1	7
Select Energy Services, Inc. — Class A*	1	6
Plug Power, Inc.*	5	6
Ring Energy, Inc.*	1	5
HighPoint Resources Corp.*	2	5
Ramaco Resources, Inc.*	1	5
Northern Oil and Gas, Inc.*	2	5
Forum Energy Technologies, Inc.*	1	4
W&T Offshore, Inc.*	1	4
Clean Energy Fuels Corp.*	2	3
Halcon Resources Corp.*	2	3
Dawson Geophysical Co.*	1	3
TETRA Technologies, Inc.*	2	3
Ultra Petroleum Corp.*	3	2
Abraxas Petroleum Corp.*	2	2
Lilis Energy, Inc.*	1	1
Pioneer Energy Services Corp.*	1	1
Flotek Industries, Inc.*	1	1
Eclipse Resources Corp.*	1	1
Alta Mesa Resources, Inc. — Class A*	1	1
Approach Resources, Inc.*	1	1
EP Energy Corp. — Class A*	1	1
FuelCell Energy, Inc.*	1	1
Zion Oil & Gas, Inc.*	1	—
Cloud Peak Energy, Inc.*	1	—
Sanchez Energy Corp.*	1	—
Total Energy		1,147

Basic Materials - 0.1%
Rogers Corp.*	1	99
Ingevity Corp.*	1	84
Stepan Co.	1	74
Carpenter Technology Corp.	2	71
Allegheny Technologies, Inc.*	3	65
PolyOne Corp.	2	57
Sensient Technologies Corp.	1	56
Cleveland-Cliffs, Inc.	6	46
Materion Corp.	1	45
HB Fuller Co.	1	43
Compass Minerals International, Inc.	1	42
Codexis, Inc.*	2	33
Commercial Metals Co.	2	32
GCP Applied Technologies, Inc.*	1	24
Innophos Holdings, Inc.	1	24
Verso Corp. — Class A*	1	22
Tahoe Resources, Inc.*	6	22
Kraton Corp.*	1	22
Rayonier Advanced Materials, Inc.	2	21
Hecla Mining Co.	8	19
Ferro Corp.*	1	16
Tronox Ltd. — Class A	2	16
PQ Group Holdings, Inc.*	1	15
Century Aluminum Co.*	2	15
AK Steel Holding Corp.*	6	14
PH Glatfelter Co.	1	10
Coeur Mining, Inc.*	2	9
OMNOVA Solutions, Inc.*	1	7
Gold Resource Corp.	1	4
Marrone Bio Innovations, Inc.*	2	3
Energy Fuels, Inc.*	1	3
Intrepid Potash, Inc.*	1	3
Uranium Energy Corp.*	2	2
Total Basic Materials		1,018

Total Common Stocks
(Cost $26,076)		33,121

WARRANTS†† - 0.0%
Imperial Holdings, Inc.*
$10.75, 10/06/19	1	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Tobira Therapeutics, Inc.*,2	7	—
Omthera Pharmaceuticals, Inc.*,2	10	—
Nexstar Media Group, Inc.*,2	207	—
A Schulman, Inc.*,2	20	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 53.7%
Guggenheim Ultra Short Duration Fund[3,10]	46,162	459,770
Guggenheim Strategy Fund II3	18,075	448,611
Total Mutual Funds
(Cost $910,269)		908,381

	Face Amount

U.S. TREASURY BILLS†† - 9.1%
U.S. Treasury Bills
2.35% due 03/14/19[4,5]	$133,000	132,374
2.21% due 01/08/19[5,6]	22,000	21,992
Total U.S. Treasury Bills
(Cost $154,358)		154,366

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 28.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[4]	$281,129	$281,129
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[4]	116,914	116,914
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[4]	77,942	77,942
Total Repurchase Agreements
(Cost $475,985)		475,985

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	62	62
Total Securities Lending Collateral
(Cost $62)		62

Total Investments - 93.0%
(Cost $1,566,750)		$1,571,915
Other Assets & Liabilities, net - 7.0%		118,564
Total Net Assets - 100.0%		$1,690,479

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	2	Mar 2019	$134,960	$(11,010)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	2.27%	At Maturity	01/28/19	1,547	$2,086,472	$24,902
BNP Paribas	Russell 2000 Index	2.52%	At Maturity	01/29/19	577	777,611	9,654
Barclays Bank plc	Russell 2000 Index	2.42%	At Maturity	01/31/19	257	346,340	4,300
						$3,210,423	$38,856

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$33,121	$—		$—		$33,121
Warrants	—	—	*	—		—
Rights	—	—		—	*	—
Mutual Funds	908,381	—		—		908,381
U.S. Treasury Bills	—	154,366		—		154,366
Repurchase Agreements	—	475,985		—		475,985
Securities Lending Collateral	62	—		—		62
Equity Index Swap Agreements**	—	38,856		—		38,856
Total Assets	$941,564	$669,207		$—		$1,610,771

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$11,010	$—	$—	$11,010

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Ultra Short Duration Fund[1]	$1,630,101	$9,630,738	$(10,800,000)	$(10)	$(1,059)	$459,770	46,162	$30,724	$43
Guggenheim Strategy Fund II	1,117,448	5,095,678	(5,760,000)	(1,057)	(3,458)	448,611	18,075	35,414	240
	$2,747,549	$14,726,416	$(16,560,000)	$(1,067)	$(4,517)	$908,381		$66,138	$283

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $70 of securities loaned (cost $180,496)	$187,549
Investments in affiliated issuers, at value (cost $910,269)	908,381
Repurchase agreements, at value (cost $475,985)	475,985
Segregated cash with broker	799
Unrealized appreciation on swap agreements	38,856
Receivables:
Fund shares sold	99,613
Swap settlement	1,109
Dividends	995
Variation margin on futures contracts	870
Securities sold	67
Interest	39
Total assets	1,714,263

Liabilities:
Overdraft due to custodian bank	11
Payable for:
Professional fees	7,471
Licensing fees	3,014
Management fees	1,383
Securities purchased	1,049
Transfer agent and administrative fees	388
Investor service fees	388
Trustees’ fees*	170
Portfolio accounting fees	155
Return of securities lending collateral	72
Fund shares redeemed	1
Miscellaneous	9,682
Total liabilities	23,784
Commitments and contingent liabilities (Note 13)	—
Net assets	$1,690,479

Net assets consist of:
Paid in capital	$2,429,666
Total distributable earnings (loss)	(739,187)
Net assets	$1,690,479
Capital shares outstanding	10,535
Net asset value per share	$160.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $4)	$12,366
Dividends from securities of affiliated issuers	66,138
Interest	47,473
Income from securities lending, net	538
Total investment income	126,515

Expenses:
Management fees	54,318
Investor service fees	15,088
Transfer agent and administrative fees	15,088
Professional fees	7,679
Portfolio accounting fees	6,035
Trustees’ fees*	2,402
Custodian fees	974
Line of credit fees	54
Miscellaneous	7,977
Total expenses	109,615
Less:
Expenses waived by Adviser	(11)
Net expenses	109,604
Net investment income	16,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	203,758
Investments in affiliated issuers	(1,067)
Distributions received from affiliated investment company shares	283
Swap agreements	(899,869)
Futures contracts	73,056
Net realized loss	(623,839)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(186,451)
Investments in affiliated issuers	(4,517)
Swap agreements	99,948
Futures contracts	(8,805)
Net change in unrealized appreciation (depreciation)	(99,825)
Net realized and unrealized loss	(723,664)
Net decrease in net assets resulting from operations	$(706,753)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$16,911	$(23,005)
Net realized gain (loss) on investments	(623,839)	1,273,038
Net change in unrealized appreciation (depreciation) on investments	(99,825)	(254,109)
Net increase (decrease) in net assets resulting from operations	(706,753)	995,924

Distributions to shareholders	(567,824)	(219,611)[1]

Capital share transactions:
Proceeds from sale of shares	138,484,712	87,748,901
Distributions reinvested	567,824	219,611
Cost of shares redeemed	(143,127,280)	(87,451,791)
Net increase (decrease) from capital share transactions	(4,074,744)	516,721
Net increase (decrease) in net assets	(5,349,321)	1,293,034

Net assets:
Beginning of year	7,039,800	5,746,766
End of year	$1,690,479	$7,039,800

Capital share activity:
Shares sold	548,261	443,643
Shares issued from reinvestment of distributions	2,192	1,079
Shares redeemed	(569,919)	(444,510)
Net increase (decrease) in shares	(19,466)	212

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$234.65	$192.92	$139.69	$180.03	$262.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	(.79)	(1.11)	(1.73)	(2.53)
Net gain (loss) on investments (realized and unrealized)	(54.40)	50.24	54.34	(17.40)	11.64
Total from investment operations	(53.70)	49.45	53.23	(19.13)	9.11
Less distributions from:
Net realized gains	(20.49)	(7.72)	—	(21.21)	(91.86)
Total distributions	(20.49)	(7.72)	—	(21.21)	(91.86)
Net asset value, end of period	$160.46	$234.65	$192.92	$139.69	$180.03

Total Return[b]	(26.21%)	26.26%	38.11%	(13.15%)	5.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,690	$7,040	$5,747	$2,770	$5,528
Ratios to average net assets:
Net investment income (loss)	0.28%	(0.38%)	(0.74%)	(1.00%)	(1.07%)
Total expenses[c]	1.82%	1.80%	1.77%	1.70%	1.77%
Net expenses[d]	1.82%	1.80%	1.77%	1.70%	1.77%
Portfolio turnover rate	625%	525%	1,125%	327%	360%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned -19.57%, while the Russell 2000 Index returned -11.01% over the same time period.

Among sectors, the only performance contributor to the underlying index during the period was Information Technology. Utilities detracted the least. The leading detractors from return were Industrials and Financials.

Sarepta Therapeutics, Inc., AveXis, Inc., and GrubHub, Inc. were the largest contributors to performance of the underlying index for the year. Dana, Inc., McDermott International, Inc., and Clovis Oncology, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.9%
Guggenheim Ultra Short Duration Fund	29.2%
Total	60.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	(19.57%)	3.60%	14.07%
Russell 2000 Index	(11.01%)	7.64%	15.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

104 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 2.1%

Financial - 0.5%
PotlatchDeltic Corp. REIT	11	$348
Healthcare Realty Trust, Inc. REIT	12	341
Enstar Group Ltd.*	2	335
Selective Insurance Group, Inc.	5	305
Primerica, Inc.	3	293
First Industrial Realty Trust, Inc. REIT	10	289
First Financial Bankshares, Inc.	5	288
Cousins Properties, Inc. REIT	36	284
Pebblebrook Hotel Trust REIT	10	283
United Bankshares, Inc.	9	280
Radian Group, Inc.	17	278
RLI Corp.	4	276
Essent Group Ltd.*	8	273
Physicians Realty Trust REIT	17	273
Kemper Corp.	4	265
MGIC Investment Corp.*	25	261
IBERIABANK Corp.	4	257
American Equity Investment Life Holding Co.	9	251
Stifel Financial Corp.	6	249
Sabra Health Care REIT, Inc.	15	247
Hancock Whitney Corp.	7	243
Valley National Bancorp	27	240
CNO Financial Group, Inc.	16	238
Glacier Bancorp, Inc.	6	238
Cathay General Bancorp	7	235
Sunstone Hotel Investors, Inc. REIT	18	234
RLJ Lodging Trust REIT	14	230
National Health Investors, Inc. REIT	3	227
Blackstone Mortgage Trust, Inc. — Class A REIT	7	223
Chemical Financial Corp.	6	220
LendingTree, Inc.*	1	220
Columbia Banking System, Inc.	6	218
Fulton Financial Corp.	14	217
Home BancShares, Inc.	13	212
Federated Investors, Inc. — Class B	8	212
BancorpSouth Bank	8	209
Investors Bancorp, Inc.	20	208
Argo Group International Holdings Ltd.	3	202
Ryman Hospitality Properties, Inc. REIT	3	200
Kennedy-Wilson Holdings, Inc.	11	200
STAG Industrial, Inc. REIT	8	199
MB Financial, Inc.	5	198
CoreCivic, Inc. REIT	11	196
Simmons First National Corp. — Class A	8	193
First Financial Bancorp	8	190
Ellie Mae, Inc.*	3	189
Genworth Financial, Inc. — Class A*	40	186
Old National Bancorp	12	185
EastGroup Properties, Inc. REIT	2	183
UMB Financial Corp.	3	183
CVB Financial Corp.	9	182
South State Corp.	3	180
Agree Realty Corp. REIT	3	177
GEO Group, Inc. REIT	9	177
Rexford Industrial Realty, Inc. REIT	6	177
Community Bank System, Inc.	3	175
Trustmark Corp.	6	171
Piedmont Office Realty Trust, Inc. — Class A REIT	10	170
CenterState Bank Corp.	8	168
LTC Properties, Inc. REIT	4	167
Apollo Commercial Real Estate Finance, Inc. REIT	10	167
Acadia Realty Trust REIT	7	166
Urban Edge Properties REIT	10	166
Safety Insurance Group, Inc.	2	164
ProAssurance Corp.	4	162
Tanger Factory Outlet Centers, Inc. REIT	8	162
American Assets Trust, Inc. REIT	4	161
Banner Corp.	3	160
Washington Federal, Inc.	6	160
Invesco Mortgage Capital, Inc. REIT	11	159
First Midwest Bancorp, Inc.	8	158
McGrath RentCorp	3	155
Americold Realty Trust REIT	6	153
QTS Realty Trust, Inc. — Class A REIT	4	148
Lexington Realty Trust REIT	18	148
First BanCorp	17	146
Eagle Bancorp, Inc.*	3	146
Retail Opportunity Investments Corp. REIT	9	143
Union Bankshares Corp.	5	141
Terreno Realty Corp. REIT	4	141
Independent Bank Corp.	2	141
Capitol Federal Financial, Inc.	11	140
Washington Real Estate Investment Trust	6	138
International Bancshares Corp.	4	138
Mack-Cali Realty Corp. REIT	7	137
First Merchants Corp.	4	137
City Holding Co.	2	135
Piper Jaffray Cos.	2	132
FBL Financial Group, Inc. — Class A	2	131
Four Corners Property Trust, Inc. REIT	5	131
PS Business Parks, Inc. REIT	1	131
United Community Banks, Inc.	6	129
DiamondRock Hospitality Co. REIT	14	127
Waddell & Reed Financial, Inc. — Class A	7	127
Axos Financial, Inc.*	5	126
Bank of NT Butterfield & Son Ltd.	4	125
Great Western Bancorp, Inc.	4	125
Hilltop Holdings, Inc.	7	125
Provident Financial Services, Inc.	5	121
Xenia Hotels & Resorts, Inc. REIT	7	120
TowneBank	5	120
Northwest Bancshares, Inc.	7	119
WSFS Financial Corp.	3	114
S&T Bancorp, Inc.	3	114
AMERISAFE, Inc.	2	113
Horace Mann Educators Corp.	3	112

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Westamerica Bancorporation	2	$111
United Fire Group, Inc.	2	111
WesBanco, Inc.	3	110
James River Group Holdings Ltd.	3	110
Ladder Capital Corp. — Class A REIT	7	108
National Storage Affiliates Trust REIT	4	106
Nelnet, Inc. — Class A	2	105
Seacoast Banking Corporation of Florida*	4	104
NBT Bancorp, Inc.	3	104
Moelis & Co. — Class A	3	103
World Acceptance Corp.*	1	102
Pacific Premier Bancorp, Inc.*	4	102
BancFirst Corp.	2	100
Kite Realty Group Trust REIT	7	99
Chesapeake Lodging Trust REIT	4	97
National General Holdings Corp.	4	97
LegacyTexas Financial Group, Inc.	3	96
Newmark Group, Inc. — Class A	12	96
ServisFirst Bancshares, Inc.	3	96
Southside Bancshares, Inc.	3	95
Washington Trust Bancorp, Inc.	2	95
Ameris Bancorp	3	95
Hope Bancorp, Inc.	8	95
Colony Credit Real Estate, Inc. REIT	6	95
First Community Bankshares, Inc.	3	94
Sandy Spring Bancorp, Inc.	3	94
PennyMac Mortgage Investment Trust REIT	5	93
CareTrust REIT, Inc.	5	92
Alexander & Baldwin, Inc. REIT*	5	92
Independent Bank Group, Inc.	2	92
Renasant Corp.	3	91
OceanFirst Financial Corp.	4	90
Kearny Financial Corp.	7	90
NMI Holdings, Inc. — Class A*	5	89
Global Net Lease, Inc. REIT	5	88
Heartland Financial USA, Inc.	2	88
Preferred Bank/Los Angeles CA	2	87
Walker & Dunlop, Inc.	2	87
Park National Corp.	1	85
First Commonwealth Financial Corp.	7	85
Employers Holdings, Inc.	2	84
Cadence BanCorp	5	84
Cambridge Bancorp	1	83
Brookline Bancorp, Inc.	6	83
Stewart Information Services Corp.	2	83
Washington Prime Group, Inc. REIT	17	83
WageWorks, Inc.*	3	81
Berkshire Hills Bancorp, Inc.	3	81
Lakeland Financial Corp.	2	80
Blucora, Inc.*	3	80
FGL Holdings*	12	80
Flagstar Bancorp, Inc.*	3	79
Industrial Logistics Properties Trust REIT	4	79
PJT Partners, Inc. — Class A	2	78
eHealth, Inc.*	2	77
Universal Insurance Holdings, Inc.	2	76
Redwood Trust, Inc. REIT	5	75
Enterprise Financial Services Corp.	2	75
Tompkins Financial Corp.	1	75
First Busey Corp.	3	74
Houlihan Lokey, Inc.	2	74
First Interstate BancSystem, Inc. — Class A	2	73
PRA Group, Inc.*	3	73
Granite Point Mortgage Trust, Inc. REIT	4	72
Redfin Corp.*,1	5	72
Camden National Corp.	2	72
RPT Realty REIT	6	72
Beneficial Bancorp, Inc.	5	71
LendingClub Corp.*	27	71
Chatham Lodging Trust REIT	4	71
Navigators Group, Inc.	1	69
Aircastle Ltd.	4	69
Bryn Mawr Bank Corp.	2	69
Summit Hotel Properties, Inc. REIT	7	68
Century Bancorp, Inc. — Class A	1	68
TriCo Bancshares	2	68
Midland States Bancorp, Inc.	3	67
Artisan Partners Asset Management, Inc. — Class A	3	66
HFF, Inc. — Class A	2	66
First Bancorp	2	65
State Bank Financial Corp.	3	65
Seritage Growth Properties REIT	2	65
Independence Realty Trust, Inc. REIT	7	64
Fidelity D&D Bancorp, Inc.	1	64
BrightSphere Investment Group plc	6	64
Blue Hills Bancorp, Inc.	3	64
Boston Private Financial Holdings, Inc.	6	63
InfraREIT, Inc.	3	63
Easterly Government Properties, Inc. REIT	4	63
MBIA, Inc.*	7	62
Guaranty Bancorp	3	62
Monmouth Real Estate Investment Corp. REIT	5	62
Tier REIT, Inc.	3	62
National Bank Holdings Corp. — Class A	2	62
ARMOUR Residential REIT, Inc.	3	61
RE/MAX Holdings, Inc. — Class A	2	62
Universal Health Realty Income Trust REIT	1	61
Columbia Financial, Inc.*	4	61
Investment Technology Group, Inc.	2	60
Federal Agricultural Mortgage Corp. — Class C	1	60
People’s Utah Bancorp	2	60
WisdomTree Investments, Inc.	9	60
Guaranty Bancshares, Inc.	2	60
Heritage Financial Corp.	2	59
Triumph Bancorp, Inc.*	2	59
Getty Realty Corp. REIT	2	59
United Financial Bancorp, Inc.	4	59
CBTX, Inc.	2	59
Third Point Reinsurance Ltd.*	6	58

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3	$57
Kinsale Capital Group, Inc.	1	56
iStar, Inc. REIT	6	55
TrustCo Bank Corp. NY	8	55
RMR Group, Inc. — Class A	1	53
New York Mortgage Trust, Inc. REIT	9	53
Hersha Hospitality Trust REIT	3	53
Ambac Financial Group, Inc.*	3	52
Trupanion, Inc.*	2	51
OFG Bancorp	3	49
Nicolet Bankshares, Inc.*	1	49
Central Pacific Financial Corp.	2	49
One Liberty Properties, Inc. REIT	2	48
Government Properties Income Trust REIT*,1	7	48
Sierra Bancorp	2	48
Horizon Bancorp, Inc.	3	47
Saul Centers, Inc. REIT	1	47
Encore Capital Group, Inc.*	2	47
Great Southern Bancorp, Inc.	1	46
FRP Holdings, Inc.*	1	46
CNB Financial Corp.	2	46
Innovative Industrial Properties, Inc. REIT	1	45
Orchid Island Capital, Inc. REIT	7	45
Lakeland Bancorp, Inc.	3	44
Live Oak Bancshares, Inc.	3	44
Oritani Financial Corp.	3	44
Select Income REIT	6	44
NorthStar Realty Europe Corp. REIT	3	44
Franklin Street Properties Corp. REIT	7	44
Cushman & Wakefield plc*	3	43
Univest Financial Corp.	2	43
Flushing Financial Corp.	2	43
Meridian Bancorp, Inc.	3	43
Veritex Holdings, Inc.*	2	43
PennyMac Financial Services, Inc.	2	43
HomeStreet, Inc.*	2	42
Middlefield Banc Corp.	1	42
Preferred Apartment Communities, Inc. — Class A REIT	3	42
Armada Hoffler Properties, Inc. REIT	3	42
Northfield Bancorp, Inc.	3	41
1st Source Corp.	1	40
Arbor Realty Trust, Inc. REIT	4	40
Penns Woods Bancorp, Inc.	1	40
First Financial Corp.	1	40
Capstead Mortgage Corp. REIT	6	40
Banc of California, Inc.	3	40
First of Long Island Corp.	2	40
Community Trust Bancorp, Inc.	1	40
Hanmi Financial Corp.	2	39
PCSB Financial Corp.	2	39
Enova International, Inc.*	2	39
TriState Capital Holdings, Inc.*	2	39
First Community Corp.	2	39
Meta Financial Group, Inc.	2	39
Republic Bancorp, Inc. — Class A	1	39
Farmers & Merchants Bancorp Incorporated/Archbold OH	1	39
Urstadt Biddle Properties, Inc. — Class A REIT	2	38
Hamilton Lane, Inc. — Class A	1	37
ConnectOne Bancorp, Inc.	2	37
Whitestone REIT — Class B	3	37
CorePoint Lodging, Inc. REIT	3	37
INTL FCStone, Inc.*	1	37
TPG RE Finance Trust, Inc. REIT	2	37
SmartFinancial, Inc.*	2	37
Customers Bancorp, Inc.*	2	36
Global Indemnity Ltd	1	36
National Commerce Corp.*	1	36
Gladstone Commercial Corp. REIT	2	36
CatchMark Timber Trust, Inc. — Class A REIT	5	36
Home Bancorp, Inc.	1	35
Equity Bancshares, Inc. — Class A*	1	35
NexPoint Residential Trust, Inc. REIT	1	35
FB Financial Corp.	1	35
Marcus & Millichap, Inc.*	1	34
Cohen & Steers, Inc.	1	34
Green Bancorp, Inc.	2	34
Origin Bancorp, Inc.	1	34
State Auto Financial Corp.	1	34
Heritage Commerce Corp.	3	34
Westwood Holdings Group, Inc.	1	34
Dime Community Bancshares, Inc.	2	34
Southern Missouri Bancorp, Inc.	1	34
Waterstone Financial, Inc.	2	33
CorEnergy Infrastructure Trust, Inc. REIT	1	33
Stock Yards Bancorp, Inc.	1	33
Atlantic Capital Bancshares, Inc.*	2	33
Allegiance Bancshares, Inc.*	1	32
Enterprise Bancorp, Inc.	1	32
QCR Holdings, Inc.	1	32
Arrow Financial Corp.	1	32
First Mid-Illinois Bancshares, Inc.	1	32
AG Mortgage Investment Trust, Inc. REIT	2	32
EMC Insurance Group, Inc.	1	32
Greene County Bancorp, Inc.	1	31
Metropolitan Bank Holding Corp.*	1	31
First Bancshares, Inc.	1	30
Western New England Bancorp, Inc.	3	30
Peoples Bancorp, Inc.	1	30
Pennsylvania Real Estate Investment Trust	5	30
First Northwest Bancorp	2	30
Carolina Financial Corp.	1	30
Heritage Insurance Holdings, Inc.	2	29
American National Bankshares, Inc.	1	29
New Senior Investment Group, Inc. REIT	7	29
Community Healthcare Trust, Inc. REIT	1	29
Mercantile Bank Corp.	1	28

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

BSB Bancorp, Inc.*	1	$28
Ashford Hospitality Trust, Inc. REIT	7	28
German American Bancorp, Inc.	1	28
Essential Properties Realty Trust, Inc. REIT	2	28
Health Insurance Innovations, Inc. — Class A*	1	27
Cowen, Inc. — Class A*	2	27
United Community Financial Corp.	3	27
Southern National Bancorp of Virginia, Inc.	2	26
Citizens & Northern Corp.	1	26
Franklin Financial Network, Inc.*	1	26
Focus Financial Partners, Inc. — Class A*	1	26
Old Line Bancshares, Inc.	1	26
First Bancorp, Inc.	1	26
Goosehead Insurance, Inc. — Class A*	1	26
Front Yard Residential Corp. REIT	3	26
HomeTrust Bancshares, Inc.	1	26
Ares Commercial Real Estate Corp. REIT	2	26
Fidelity Southern Corp.	1	26
Old Second Bancorp, Inc.	2	26
Territorial Bancorp, Inc.	1	26
Greenlight Capital Re Ltd. — Class A*	3	26
First Foundation, Inc.*	2	26
Financial Institutions, Inc.	1	26
Oppenheimer Holdings, Inc. — Class A	1	26
Bridge Bancorp, Inc.	1	26
Farmers National Banc Corp.	2	25
Ames National Corp.	1	25
Peapack Gladstone Financial Corp.	1	25
Western Asset Mortgage Capital Corp. REIT	3	25
CBL & Associates Properties, Inc. REIT	13	25
MidWestOne Financial Group, Inc.	1	25
Investar Holding Corp.	1	25
First Defiance Financial Corp.	1	24
Greenhill & Company, Inc.	1	24
Anworth Mortgage Asset Corp. REIT	6	24
Business First Bancshares, Inc.	1	24
Regional Management Corp.*	1	24
Bancorp, Inc.*	3	24
UMH Properties, Inc. REIT	2	24
Mr Cooper Group, Inc.*	2	23
Capital City Bank Group, Inc.	1	23
Baycom Corp.*	1	23
Reliant Bancorp, Inc.	1	23
Mid Penn Bancorp, Inc.	1	23
Dynex Capital, Inc. REIT	4	23
First Choice Bancorp	1	23
Citizens, Inc.*	3	23
Altisource Portfolio Solutions S.A.*	1	22
Bar Harbor Bankshares	1	22
Marlin Business Services Corp.	1	22
Timberland Bancorp, Inc.	1	22
Esquire Financial Holdings, Inc.*	1	22
Spirit MTA REIT	3	21
Access National Corp.	1	21
Codorus Valley Bancorp, Inc.	1	21
Independent Bank Corp.	1	21
Unity Bancorp, Inc.	1	21
Entegra Financial Corp.*	1	21
City Office REIT, Inc.	2	21
First Internet Bancorp	1	20
Exantas Capital Corp. REIT	2	20
Merchants Bancorp	1	20
FedNat Holding Co.	1	20
Jernigan Capital, Inc. REIT	1	20
Opus Bank	1	20
First Business Financial Services, Inc.	1	20
Amalgamated Bank — Class A	1	20
Summit Financial Group, Inc.	1	19
Macatawa Bank Corp.	2	19
KKR Real Estate Finance Trust, Inc. REIT	1	19
West Bancorporation, Inc.	1	19
Central Valley Community Bancorp	1	19
Cedar Realty Trust, Inc. REIT	6	19
Safety Income & Growth, Inc. REIT	1	19
Ladenburg Thalmann Financial Services, Inc.	8	19
GAIN Capital Holdings, Inc.	3	18
MVB Financial Corp.	1	18
Bluerock Residential Growth REIT, Inc.	2	18
Republic First Bancorp, Inc.*	3	18
Braemar Hotels & Resorts, Inc. REIT	2	18
On Deck Capital, Inc.*	3	18
Kingstone Companies, Inc.	1	18
Prudential Bancorp, Inc.	1	18
RBB Bancorp	1	18
Cherry Hill Mortgage Investment Corp. REIT	1	18
Civista Bancshares, Inc.	1	17
Safeguard Scientifics, Inc.*	2	17
Byline Bancorp, Inc.*	1	17
Protective Insurance Corp. — Class B	1	17
United Insurance Holdings Corp.	1	17
HarborOne Bancorp, Inc.*	1	16
NI Holdings, Inc.*	1	16
Pacific City Financial Corp.	1	16
ESSA Bancorp, Inc.	1	16
First Financial Northwest, Inc.	1	15
LCNB Corp.	1	15
BankFinancial Corp.	1	15
Premier Financial Bancorp, Inc.	1	15
Capstar Financial Holdings, Inc.	1	15
Riverview Bancorp, Inc.	2	15
Shore Bancshares, Inc.	1	15
Arlington Asset Investment Corp. — Class A	2	14
Howard Bancorp, Inc.*	1	14
B. Riley Financial, Inc.	1	14
Forestar Group, Inc.*	1	14
Ready Capital Corp. REIT	1	14
MedEquities Realty Trust, Inc. REIT	2	14
Donegal Group, Inc. — Class A	1	14

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ocwen Financial Corp.*	10	$13
Silvercrest Asset Management Group, Inc. — Class A	1	13
Clipper Realty, Inc. REIT	1	13
PDL Community Bancorp*	1	13
SI Financial Group, Inc.	1	13
Select Bancorp, Inc.*	1	12
First Bank/Hamilton NJ	1	12
Great Ajax Corp. REIT	1	12
Gladstone Land Corp. REIT	1	11
BRT Apartments Corp. REIT	1	11
Tiptree, Inc. — Class A	2	11
Bank of Commerce Holdings	1	11
Hallmark Financial Services, Inc.*	1	11
MidSouth Bancorp, Inc.	1	11
BCB Bancorp, Inc.	1	10
Maiden Holdings Ltd.	6	10
United Security Bancshares	1	10
Curo Group Holdings Corp.*	1	10
MBT Financial Corp.	1	9
Farmland Partners, Inc. REIT	2	9
Luther Burbank Corp.	1	9
Crawford & Co. — Class B	1	9
Global Medical REIT, Inc.	1	9
OP Bancorp*	1	9
Trinity Place Holdings, Inc.*	2	9
Pzena Investment Management, Inc. — Class A	1	9
Community Bankers Trust Corp.*	1	7
Pacific Mercantile Bancorp*	1	7
Sterling Bancorp, Inc.	1	7
Elevate Credit, Inc.*	1	4
Impac Mortgage Holdings, Inc.*	1	4
Total Financial		35,570

Consumer, Non-cyclical - 0.5%
Helen of Troy Ltd.*	3	394
Amedisys, Inc.*	3	351
Haemonetics Corp.*	3	300
Performance Food Group Co.*	9	290
Loxo Oncology, Inc.*	2	280
Insperity, Inc.	3	280
FibroGen, Inc.*	6	278
LivaNova plc*	3	274
Wright Medical Group N.V.*,1	10	272
Darling Ingredients, Inc.*	14	269
Brink’s Co.	4	259
Array BioPharma, Inc.*	18	256
Horizon Pharma plc*	13	254
Aaron’s, Inc.	6	252
Inogen, Inc.*	2	248
Teladoc Health, Inc.*	5	248
Healthcare Services Group, Inc.	6	241
Boston Beer Company, Inc. — Class A*	1	241
HealthEquity, Inc.*	4	239
Green Dot Corp. — Class A*	3	239
Emergent BioSolutions, Inc.*	4	237
Adtalem Global Education, Inc.*	5	237
USANA Health Sciences, Inc.*	2	235
LiveRamp Holdings, Inc.*	6	232
Integer Holdings Corp.*	3	229
Neogen Corp.*	4	228
AMN Healthcare Services, Inc.*	4	227
Globus Medical, Inc. — Class A*	5	216
Blueprint Medicines Corp.*	4	216
Repligen Corp.*	4	211
Cimpress N.V.*	2	207
Monro, Inc.	3	206
Intercept Pharmaceuticals, Inc.*	2	202
FTI Consulting, Inc.*	3	200
Chegg, Inc.*	7	199
NuVasive, Inc.*	4	198
Korn/Ferry International	5	198
Syneos Health, Inc.*	5	197
Ensign Group, Inc.	5	194
LHC Group, Inc.*	2	188
WD-40 Co.	1	183
Paylocity Holding Corp.*	3	181
Avanos Medical, Inc.*	4	179
Lancaster Colony Corp.	1	177
Acceleron Pharma, Inc.*	4	174
Ultragenyx Pharmaceutical, Inc.*	4	174
B&G Foods, Inc.[1]	6	173
Pacira Pharmaceuticals, Inc.*	4	172
Travelport Worldwide Ltd.	11	172
NxStage Medical, Inc.*	6	172
Glaukos Corp.*	3	169
TriNet Group, Inc.*	4	168
Merit Medical Systems, Inc.*	3	167
Novocure Ltd.*	5	167
Global Blood Therapeutics, Inc.*	4	164
ASGN, Inc.*	3	163
Amicus Therapeutics, Inc.*	17	163
ABM Industries, Inc.	5	160
Patterson Companies, Inc.	8	157
National Healthcare Corp.	2	157
Arena Pharmaceuticals, Inc.*	4	156
Edgewell Personal Care Co.*	4	149
MyoKardia, Inc.*	3	147
Myriad Genetics, Inc.*	5	145
Xencor, Inc.*	4	145
J&J Snack Foods Corp.	1	145
Immunomedics, Inc.*	10	143
HMS Holdings Corp.*	5	141
iRhythm Technologies, Inc.*	2	139
Endo International plc*	19	139
Select Medical Holdings Corp.*	9	138
Esperion Therapeutics, Inc.*	3	138
PTC Therapeutics, Inc.*	4	137
Ligand Pharmaceuticals, Inc. — Class B*	1	136
Halozyme Therapeutics, Inc.*	9	132
NutriSystem, Inc.	3	132
Inter Parfums, Inc.	2	131

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

ICF International, Inc.	2	$130
ACADIA Pharmaceuticals, Inc.*	8	129
CONMED Corp.	2	128
Cal-Maine Foods, Inc.	3	127
Medifast, Inc.	1	125
AtriCure, Inc.*	4	122
Matthews International Corp. — Class A	3	122
Tenet Healthcare Corp.*	7	120
BioTelemetry, Inc.*	2	119
Spark Therapeutics, Inc.*	3	117
Portola Pharmaceuticals, Inc.*	6	117
Weight Watchers International, Inc.*	3	116
Deluxe Corp.	3	115
Medicines Co.*	6	115
EVERTEC, Inc.	4	115
Tandem Diabetes Care, Inc.*	3	114
Brookdale Senior Living, Inc. — Class A*	17	114
Magellan Health, Inc.*	2	114
Strategic Education, Inc.	1	113
Cambrex Corp.*	3	113
Avis Budget Group, Inc.*	5	112
Zogenix, Inc.*	3	109
Aerie Pharmaceuticals, Inc.*	3	108
Universal Corp.	2	108
Corcept Therapeutics, Inc.*	8	107
Vanda Pharmaceuticals, Inc.*	4	105
Atara Biotherapeutics, Inc.*	3	104
Heron Therapeutics, Inc.*	4	104
Ironwood Pharmaceuticals, Inc. — Class A*	10	104
Sangamo Therapeutics, Inc.*	9	103
US Physical Therapy, Inc.	1	102
Supernus Pharmaceuticals, Inc.*	3	100
Sanderson Farms, Inc.	1	99
Tivity Health, Inc.*	4	99
Quidel Corp.*	2	98
Navigant Consulting, Inc.	4	96
STAAR Surgical Co.*	3	96
Aimmune Therapeutics, Inc.*	4	96
Mallinckrodt plc*	6	95
Amneal Pharmaceuticals, Inc.*	7	95
Central Garden & Pet Co. — Class A*	3	94
Prestige Consumer Healthcare, Inc.*	3	93
Editas Medicine, Inc.*	4	91
TrueBlue, Inc.*	4	89
Innoviva, Inc.*	5	87
Arrowhead Pharmaceuticals, Inc.*	7	87
Heska Corp.*	1	86
CryoLife, Inc.*	3	85
Fresh Del Monte Produce, Inc.	3	85
OPKO Health, Inc.*	28	84
REGENXBIO, Inc.*	2	84
Sotheby’s*	2	79
Insmed, Inc.*	6	79
PDL BioPharma, Inc.*	27	78
Cardtronics plc — Class A*	3	78
Vector Group Ltd.	8	78
Nevro Corp.*	2	78
Theravance Biopharma, Inc.*	3	77
Hostess Brands, Inc.*	7	77
Laureate Education, Inc. — Class A*	5	76
Simply Good Foods Co.*	4	76
Biohaven Pharmaceutical Holding Company Ltd.*	2	74
Calavo Growers, Inc.	1	73
Clovis Oncology, Inc.*	4	72
National Beverage Corp.	1	72
Varex Imaging Corp.*	3	71
Enanta Pharmaceuticals, Inc.*	1	71
Luminex Corp.	3	69
Central Garden & Pet Co.*	2	69
Natus Medical, Inc.*	2	68
Retrophin, Inc.*	3	68
Addus HomeCare Corp.*	1	68
Momenta Pharmaceuticals, Inc.*	6	66
Radius Health, Inc.*	4	66
Genomic Health, Inc.*	1	64
Phibro Animal Health Corp. — Class A	2	64
Chefs’ Warehouse, Inc.*	2	64
AnaptysBio, Inc.*	1	64
Denali Therapeutics, Inc.*	3	62
Iovance Biotherapeutics, Inc.*	7	62
Kforce, Inc.	2	62
CorVel Corp.*	1	62
Kelly Services, Inc. — Class A	3	61
Spectrum Pharmaceuticals, Inc.*	7	61
Revance Therapeutics, Inc.*	3	60
Providence Service Corp.*	1	60
Andersons, Inc.	2	60
Amphastar Pharmaceuticals, Inc.*	3	60
Pacific Biosciences of California, Inc.*	8	59
CBIZ, Inc.*	3	59
Novavax, Inc.*	32	59
Barrett Business Services, Inc.	1	57
MGP Ingredients, Inc.	1	57
Cardiovascular Systems, Inc.*	2	57
American Public Education, Inc.*	2	57
BioCryst Pharmaceuticals, Inc.*	7	57
Intersect ENT, Inc.*	2	56
Reata Pharmaceuticals, Inc. — Class A*	1	56
John B Sanfilippo & Son, Inc.	1	56
R1 RCM, Inc.*	7	56
Hertz Global Holdings, Inc.*	4	55
Ingles Markets, Inc. — Class A	2	54
ACCO Brands Corp.	8	54
Diplomat Pharmacy, Inc.*	4	54
Medpace Holdings, Inc.*	1	53
Cass Information Systems, Inc.	1	53
Orthofix Medical, Inc.*	1	53
Allakos, Inc.*	1	52
Vericel Corp.*	3	52
Triple-S Management Corp. — Class B*	3	52

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Meridian Bioscience, Inc.	3	$52
Herc Holdings, Inc.*	2	52
Collegium Pharmaceutical, Inc.*	3	51
Huron Consulting Group, Inc.*	1	51
NeoGenomics, Inc.*	4	50
CareDx, Inc.*	2	50
Viad Corp.	1	50
K12, Inc.*	2	50
Rent-A-Center, Inc.*	3	49
Weis Markets, Inc.	1	48
Surmodics, Inc.*	1	47
Karyopharm Therapeutics, Inc.*	5	47
Acorda Therapeutics, Inc.*	3	47
OraSure Technologies, Inc.*	4	47
TherapeuticsMD, Inc.*	12	46
Career Education Corp.*	4	46
Cerus Corp.*	9	46
Tactile Systems Technology, Inc.*	1	46
CytomX Therapeutics, Inc.*	3	45
ANI Pharmaceuticals, Inc.*	1	45
Forrester Research, Inc.	1	45
Invitae Corp.*	4	44
ImmunoGen, Inc.*	9	43
Audentes Therapeutics, Inc.*	2	43
CRA International, Inc.	1	42
Mirati Therapeutics, Inc.*	1	42
United Natural Foods, Inc.*	4	42
Inspire Medical Systems, Inc.*	1	42
WaVe Life Sciences Ltd.*	1	42
Alder Biopharmaceuticals, Inc.*	4	41
Intellia Therapeutics, Inc.*	3	41
AxoGen, Inc.*	2	41
Puma Biotechnology, Inc.*	2	41
Eagle Pharmaceuticals, Inc.*	1	40
AngioDynamics, Inc.*	2	40
Cymabay Therapeutics, Inc.*	5	39
Ennis, Inc.	2	38
Fate Therapeutics, Inc.*	3	39
National Research Corp. — Class A	1	38
MacroGenics, Inc.*	3	38
Athenex, Inc.*	3	38
Quad/Graphics, Inc.	3	37
Dynavax Technologies Corp.*	4	37
Civitas Solutions, Inc.*	2	35
Willdan Group, Inc.*	1	35
Accelerate Diagnostics, Inc.*	3	35
SpartanNash Co.	2	34
Intra-Cellular Therapies, Inc.*	3	34
Flexion Therapeutics, Inc.*	3	34
Anika Therapeutics, Inc.*	1	34
Omeros Corp.*	3	33
Tootsie Roll Industries, Inc.	1	33
Akebia Therapeutics, Inc.*	6	33
Tejon Ranch Co.*	2	33
Intrexon Corp.*	5	33
Nuvectra Corp.*	2	33
Dicerna Pharmaceuticals, Inc.*	3	32
Hackett Group, Inc.	2	32
Lantheus Holdings, Inc.*	2	31
Heidrick & Struggles International, Inc.	1	31
Avalara, Inc.*	1	31
Prothena Corporation plc*	3	31
RadNet, Inc.*	3	30
AMAG Pharmaceuticals, Inc.*	2	30
Akcea Therapeutics, Inc.*	1	30
NanoString Technologies, Inc.*	2	30
SP Plus Corp.*	1	29
Team, Inc.*	2	29
BioScrip, Inc.*	8	29
Resources Connection, Inc.	2	28
Kura Oncology, Inc.*	2	28
Primo Water Corp.*	2	28
Natera, Inc.*	2	28
Turning Point Brands, Inc.	1	27
Quanex Building Products Corp.	2	27
Coherus Biosciences, Inc.*	3	27
Rhythm Pharmaceuticals, Inc.*	1	27
Solid Biosciences, Inc.*	1	27
Village Super Market, Inc. — Class A	1	27
Dean Foods Co.	7	27
Apellis Pharmaceuticals, Inc.*	2	26
Cara Therapeutics, Inc.*	2	26
Oxford Immunotec Global plc*	2	26
Sientra, Inc.*	2	25
Owens & Minor, Inc.	4	25
Rigel Pharmaceuticals, Inc.*	11	25
Revlon, Inc. — Class A*	1	25
Veracyte, Inc.*	2	25
22nd Century Group, Inc.*	10	25
Emerald Expositions Events, Inc.	2	25
Evo Payments, Inc. — Class A*	1	25
Epizyme, Inc.*	4	25
Albireo Pharma, Inc.*	1	25
MediciNova, Inc.*	3	24
Antares Pharma, Inc.*	9	24
iRadimed Corp.*	1	25
ViewRay, Inc.*,1	4	24
I3 Verticals, Inc. — Class A*	1	24
Akorn, Inc.*	7	24
SIGA Technologies, Inc.*	3	24
LeMaitre Vascular, Inc.	1	24
Tricida, Inc.*	1	24
Farmer Brothers Co.*	1	23
CAI International, Inc.*	1	23
Viking Therapeutics, Inc.*,1	3	23
Assembly Biosciences, Inc.*	1	23
TransEnterix, Inc.*	10	23
Community Health Systems, Inc.*	8	23
Homology Medicines, Inc.*	1	22
Franklin Covey Co.*	1	22
Kindred Biosciences, Inc.*	2	22
Vectrus, Inc.*	1	22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Dermira, Inc.*	3	$22
Progenics Pharmaceuticals, Inc.*	5	21
LSC Communications, Inc.	3	21
Deciphera Pharmaceuticals, Inc.*	1	21
BG Staffing, Inc.	1	21
Everi Holdings, Inc.*	4	21
BrightView Holdings, Inc.*	2	20
FONAR Corp.*	1	20
Inovio Pharmaceuticals, Inc.*	5	20
Lexicon Pharmaceuticals, Inc.*	3	20
Textainer Group Holdings Ltd.*	2	20
RR Donnelley & Sons Co.	5	20
Surgery Partners, Inc.*	2	20
Limoneira Co.	1	20
ArQule, Inc.*	7	19
Care.com, Inc.*	1	19
G1 Therapeutics, Inc.*	1	19
Stemline Therapeutics, Inc.*	2	19
Cytokinetics, Inc.*	3	19
GlycoMimetics, Inc.*	2	19
La Jolla Pharmaceutical Co.*	2	19
Voyager Therapeutics, Inc.*	2	19
Five Prime Therapeutics, Inc.*	2	19
Natural Health Trends Corp.	1	18
Aratana Therapeutics, Inc.*	3	18
Quanterix Corp.*	1	18
SeaSpine Holdings Corp.*	1	18
Ra Pharmaceuticals, Inc.*	1	18
Cellular Biomedicine Group, Inc.*	1	18
Corbus Pharmaceuticals Holdings, Inc.*	3	18
Adamas Pharmaceuticals, Inc.*	2	17
Accuray, Inc.*	5	17
Cutera, Inc.*	1	17
ZIOPHARM Oncology, Inc.*	9	17
Sorrento Therapeutics, Inc.*	7	17
Aptinyx, Inc.*	1	17
Rosetta Stone, Inc.*	1	16
TG Therapeutics, Inc.*	4	16
CytoSorbents Corp.*	2	16
CASI Pharmaceuticals, Inc.*	4	16
Rubius Therapeutics, Inc.*	1	16
Achillion Pharmaceuticals, Inc.*	10	16
Forty Seven, Inc.*	1	16
Senseonics Holdings, Inc.*	6	16
Carriage Services, Inc. — Class A	1	15
Paratek Pharmaceuticals, Inc.*	3	15
Natural Grocers by Vitamin Cottage, Inc.*	1	15
Savara, Inc.*	2	15
Rocket Pharmaceuticals, Inc.*	1	15
RTI Surgical, Inc.*	4	15
Aclaris Therapeutics, Inc.*	2	15
Cross Country Healthcare, Inc.*	2	15
GenMark Diagnostics, Inc.*	3	15
Kadmon Holdings, Inc.*	7	15
Assertio Therapeutics, Inc.*	4	14
Craft Brew Alliance, Inc.*	1	14
Agenus, Inc.*	6	14
Abeona Therapeutics, Inc.*	2	14
Synlogic, Inc.*	2	14
ChromaDex Corp.*	4	14
Capital Senior Living Corp.*	2	14
PolarityTE, Inc.*	1	14
Minerva Neurosciences, Inc.*	2	13
Verastem, Inc.*	4	13
Aduro Biotech, Inc.*	5	13
MannKind Corp.*	12	13
Adverum Biotechnologies, Inc.*	4	13
Concert Pharmaceuticals, Inc.*	1	13
Avid Bioservices, Inc.*	3	12
Eloxx Pharmaceuticals, Inc.*	1	12
Acacia Research Corp.*	4	12
Evolus, Inc.*	1	12
Pyxus International, Inc.*	1	12
SEACOR Marine Holdings, Inc.*	1	12
American Renal Associates Holdings, Inc.*	1	11
Catalyst Pharmaceuticals, Inc.*	6	12
Arbutus Biopharma Corp.*	3	12
Pulse Biosciences, Inc.*	1	12
AVEO Pharmaceuticals, Inc.*	7	11
Syros Pharmaceuticals, Inc.*	2	11
Tyme Technologies, Inc.*	3	11
Geron Corp.*	11	11
ChemoCentryx, Inc.*	1	11
Arcus Biosciences, Inc.*	1	11
Spring Bank Pharmaceuticals, Inc.*	1	10
Cadiz, Inc.*	1	10
Athersys, Inc.*	7	10
Arlo Technologies, Inc.*	1	10
Lannett Company, Inc.*,1	2	10
Zafgen, Inc.*	2	10
Smart & Final Stores, Inc.*	2	10
PRGX Global, Inc.*	1	9
Palatin Technologies, Inc.*	13	9
Helius Medical Technologies, Inc.*	1	9
Syndax Pharmaceuticals, Inc.*	2	9
Mustang Bio, Inc.*	3	9
Bellicum Pharmaceuticals, Inc.*	3	9
elf Beauty, Inc.*	1	9
resTORbio, Inc.*	1	9
Marinus Pharmaceuticals, Inc.*	3	9
Invacare Corp.	2	9
Enzo Biochem, Inc.*	3	8
Aldeyra Therapeutics, Inc.*	1	8
Tocagen, Inc.*	1	8
Nature’s Sunshine Products, Inc.*	1	8
Calithera Biosciences, Inc.*	2	8
Pieris Pharmaceuticals, Inc.*	3	8
Ocular Therapeutix, Inc.*	2	8
Catalyst Biosciences, Inc.*	1	8
Chimerix, Inc.*	3	8
Dova Pharmaceuticals, Inc.*	1	8
Aeglea BioTherapeutics, Inc.*	1	7

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Recro Pharma, Inc.*	1	$7
Insys Therapeutics, Inc.*,1	2	7
Celsius Holdings, Inc.*	2	7
Rockwell Medical, Inc.*	3	7
Organovo Holdings, Inc.*	7	7
Proteostasis Therapeutics, Inc.*	2	6
Pfenex, Inc.*	2	6
Fennec Pharmaceuticals, Inc.*	1	6
Harvard Bioscience, Inc.*	2	6
Cohbar, Inc.*	2	6
Optinose, Inc.*	1	6
Spero Therapeutics, Inc.*	1	6
Miragen Therapeutics, Inc.*	2	6
T2 Biosystems, Inc.*	2	6
Quorum Health Corp.*	2	6
BioTime, Inc.*	6	5
Allena Pharmaceuticals, Inc.*	1	5
ServiceSource International, Inc.*	5	5
Ardelyx, Inc.*	3	5
PFSweb, Inc.*	1	5
Kala Pharmaceuticals, Inc.*	1	5
Durect Corp.*	10	5
Genesis Healthcare, Inc.*	4	5
Cue Biopharma, Inc.*	1	5
Seres Therapeutics, Inc.*	1	4
Menlo Therapeutics, Inc.*	1	4
Teligent, Inc.*	3	4
Mersana Therapeutics, Inc.*	1	4
Molecular Templates, Inc.*	1	4
MoneyGram International, Inc.*	2	4
Achaogen, Inc.*	3	4
Zomedica Pharmaceuticals Corp.*	3	4
Corvus Pharmaceuticals, Inc.*	1	4
Endologix, Inc.*	5	4
Tetraphase Pharmaceuticals, Inc.*	3	3
Jounce Therapeutics, Inc.*	1	3
Neos Therapeutics, Inc.*	2	3
NewLink Genetics Corp.*	2	3
Idera Pharmaceuticals, Inc.*	1	3
Selecta Biosciences, Inc.*	1	3
Nymox Pharmaceutical Corp.*	2	3
Immune Design Corp.*	2	3
Ovid therapeutics, Inc.*	1	2
ADMA Biologics, Inc.*	1	2
Ampio Pharmaceuticals, Inc.*	6	2
NantKwest, Inc.*	2	2
Sienna Biopharmaceuticals, Inc.*	1	2
Innovate Biopharmaceuticals, Inc.*	1	2
CTI BioPharma Corp.*	3	2
Clearside Biomedical, Inc.*	2	2
Synergy Pharmaceuticals, Inc.*	16	2
Fortress Biotech, Inc.*	2	2
Melinta Therapeutics, Inc.*	2	2
AAC Holdings, Inc.*	1	1
Vital Therapies, Inc.*	3	1
Total Consumer, Non-cyclical		30,282

Industrial - 0.3%
Esterline Technologies Corp.*	3	364
EMCOR Group, Inc.	5	298
Woodward, Inc.	4	297
Trex Company, Inc.*	5	297
MSA Safety, Inc.	3	283
RBC Bearings, Inc.*	2	262
Tetra Tech, Inc.	5	259
Generac Holdings, Inc.*	5	248
Tech Data Corp.*	3	245
SYNNEX Corp.	3	243
Kennametal, Inc.	7	233
EnerSys	3	233
Moog, Inc. — Class A	3	232
Proto Labs, Inc.*	2	226
Louisiana-Pacific Corp.	10	222
Simpson Manufacturing Company, Inc.	4	216
GATX Corp.	3	212
Rexnord Corp.*	9	207
Exponent, Inc.	4	203
MasTec, Inc.*	5	203
Chart Industries, Inc.*	3	195
Watts Water Technologies, Inc. — Class A	3	194
Hillenbrand, Inc.	5	190
Novanta, Inc.*	3	189
Trinseo S.A.	4	183
KBR, Inc.	12	182
Vishay Intertechnology, Inc.	10	180
Aerojet Rocketdyne Holdings, Inc.*	5	176
Axon Enterprise, Inc.*	4	175
Golar LNG Ltd.	8	174
Brady Corp. — Class A	4	174
Forward Air Corp.	3	165
II-VI, Inc.*	5	162
Applied Industrial Technologies, Inc.	3	162
Barnes Group, Inc.	3	161
Alarm.com Holdings, Inc.*	3	156
Fabrinet*	3	154
Plexus Corp.*	3	153
Badger Meter, Inc.	3	148
Covanta Holding Corp.	11	148
OSI Systems, Inc.*	2	147
Raven Industries, Inc.	4	145
Advanced Disposal Services, Inc.*	6	144
John Bean Technologies Corp.	2	144
Itron, Inc.*	3	142
Worthington Industries, Inc.	4	139
Aerovironment, Inc.*	2	136
TopBuild Corp.*	3	135
ESCO Technologies, Inc.	2	132
Advanced Energy Industries, Inc.*	3	129
Franklin Electric Company, Inc.	3	129
US Ecology, Inc.	2	126
Belden, Inc.	3	125
Albany International Corp. — Class A	2	125
Granite Construction, Inc.	3	121

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sanmina Corp.*	5	$120
Boise Cascade Co.	5	119
Harsco Corp.*	6	119
Werner Enterprises, Inc.	4	118
Kaman Corp.	2	112
SPX Corp.*	4	112
AAR Corp.	3	112
Saia, Inc.*	2	112
Summit Materials, Inc. — Class A*	9	112
American Woodmark Corp.*	2	111
Greif, Inc. — Class A	3	111
Builders FirstSource, Inc.*	10	109
Dycom Industries, Inc.*	2	108
AAON, Inc.	3	105
Tennant Co.	2	104
Universal Forest Products, Inc.	4	104
Mueller Water Products, Inc. — Class A	11	100
Sun Hydraulics Corp.	3	100
Federal Signal Corp.	5	99
Atkore International Group, Inc.*	5	99
CSW Industrials, Inc.*	2	97
Lindsay Corp.	1	96
Matson, Inc.	3	96
Mueller Industries, Inc.	4	93
Knowles Corp.*	7	93
SPX FLOW, Inc.*	3	91
Air Transport Services Group, Inc.*	4	91
Masonite International Corp.*	2	90
Patrick Industries, Inc.*	3	89
Comfort Systems USA, Inc.	2	87
Casella Waste Systems, Inc. — Class A*	3	85
JELD-WEN Holding, Inc.*	6	85
Benchmark Electronics, Inc.	4	85
Kratos Defense & Security Solutions, Inc.*	6	85
Atlas Air Worldwide Holdings, Inc.*	2	84
Actuant Corp. — Class A	4	84
TriMas Corp.*	3	82
Ichor Holdings Ltd.*	5	82
Kadant, Inc.	1	82
FARO Technologies, Inc.*	2	81
AZZ, Inc.	2	81
Greenbrier Companies, Inc.	2	79
Alamo Group, Inc.	1	77
Primoris Services Corp.	4	77
Continental Building Products, Inc.*	3	76
Global Brass & Copper Holdings, Inc.	3	75
Hub Group, Inc. — Class A*	2	74
Ship Finance International Ltd.	7	74
Milacron Holdings Corp.*	6	71
Gibraltar Industries, Inc.*	2	71
US Concrete, Inc.*	2	71
Multi-Color Corp.	2	70
KEMET Corp.	4	70
Ambarella, Inc.*	2	70
Fitbit, Inc. — Class A*	14	70
ArcBest Corp.	2	69
TTM Technologies, Inc.*	7	68
Standex International Corp.	1	67
Gorman-Rupp Co.	2	65
Hyster-Yale Materials Handling, Inc.	1	62
Echo Global Logistics, Inc.*	3	61
Astronics Corp.*	2	61
NV5 Global, Inc.*	1	61
Astec Industries, Inc.	2	60
EnPro Industries, Inc.	1	60
Electro Scientific Industries, Inc.*	2	60
Apogee Enterprises, Inc.	2	60
Evoqua Water Technologies Corp.*	6	58
MYR Group, Inc.*	2	56
DXP Enterprises, Inc.*	2	56
Heartland Express, Inc.	3	55
Cactus, Inc. — Class A*	2	55
Omega Flex, Inc.	1	54
Sturm Ruger & Company, Inc.	1	53
American Outdoor Brands Corp.*	4	51
International Seaways, Inc.*	3	50
Encore Wire Corp.	1	50
GasLog Ltd.	3	49
Stoneridge, Inc.*	2	49
Comtech Telecommunications Corp.	2	49
Marten Transport Ltd.	3	49
Advanced Drainage Systems, Inc.	2	49
PGT Innovations, Inc.*	3	47
AVX Corp.	3	46
Manitowoc Company, Inc.*	3	44
Scorpio Tankers, Inc.	25	44
CIRCOR International, Inc.*	2	43
Wesco Aircraft Holdings, Inc.*	5	40
PAM Transportation Services, Inc.*	1	39
Briggs & Stratton Corp.	3	39
Tidewater, Inc.*	2	38
Argan, Inc.	1	38
Vicor Corp.*	1	38
AquaVenture Holdings Ltd.*	2	38
Ducommun, Inc.*	1	36
Control4 Corp.*	2	35
Willis Lease Finance Corp.*	1	35
Triumph Group, Inc.	3	34
Scorpio Bulkers, Inc.	6	33
Aegion Corp. — Class A*	2	33
Tutor Perini Corp.*	2	32
Tredegar Corp.	2	32
Kimball Electronics, Inc.*	2	31
Park-Ohio Holdings Corp.	1	31
Vishay Precision Group, Inc.*	1	30
Myers Industries, Inc.	2	30
Columbus McKinnon Corp.	1	30
VSE Corp.	1	30
GoPro, Inc. — Class A*,1	7	30
Frontline Ltd.*	5	28
Great Lakes Dredge & Dock Corp.*	4	26
Haynes International, Inc.	1	26

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TimkenSteel Corp.*	3	$26
Fluidigm Corp.*	3	26
Powell Industries, Inc.	1	25
Insteel Industries, Inc.	1	24
Armstrong Flooring, Inc.*	2	24
DHT Holdings, Inc.	6	23
Northwest Pipe Co.*	1	23
Heritage-Crystal Clean, Inc.*	1	23
Graham Corp.	1	23
CryoPort, Inc.*,1	2	22
Sterling Construction Company, Inc.*	2	22
NCI Building Systems, Inc.*	3	22
Griffon Corp.	2	21
Lydall, Inc.*	1	20
Nordic American Tankers Ltd.	10	20
SunPower Corp. — Class A*,1	4	20
ZAGG, Inc.*	2	20
Covenant Transportation Group, Inc. — Class A*	1	19
Willscot Corp.*	2	19
Bel Fuse, Inc. — Class B	1	18
Sparton Corp.*	1	18
Universal Logistics Holdings, Inc.	1	18
Park Electrochemical Corp.	1	18
Costamare, Inc.	4	18
Teekay Corp.	5	17
Synalloy Corp.	1	17
Infrastructure and Energy Alternatives, Inc.*	2	16
LB Foster Co. — Class A*	1	16
Napco Security Technologies, Inc.*	1	16
IES Holdings, Inc.*	1	16
Applied Optoelectronics, Inc.*	1	15
USA Truck, Inc.*	1	15
Twin Disc, Inc.*	1	15
Digimarc Corp.*	1	14
Mistras Group, Inc.*	1	14
Turtle Beach Corp.*	1	14
Olympic Steel, Inc.	1	14
Eagle Bulk Shipping, Inc.*	3	14
Caesarstone Ltd.	1	14
CECO Environmental Corp.*	2	13
Energy Recovery, Inc.*	2	13
NN, Inc.	2	13
Radiant Logistics, Inc.*	3	13
GP Strategies Corp.*	1	13
Dorian LPG Ltd.*	2	12
Energous Corp.*	2	12
Manitex International, Inc.*	2	11
Teekay Tankers Ltd. — Class A	12	11
Daseke, Inc.*	3	11
Gencor Industries, Inc.*	1	11
General Finance Corp.*	1	10
Pure Cycle Corp.*	1	10
Ardmore Shipping Corp.*	2	9
Orion Group Holdings, Inc.*	2	9
Genco Shipping & Trading Ltd.*	1	8
Iteris, Inc.*	2	7
FreightCar America, Inc.*	1	7
Overseas Shipholding Group, Inc. — Class A*	4	7
YRC Worldwide, Inc.*	2	6
US Xpress Enterprises, Inc. — Class A*	1	6
LSB Industries, Inc.*	1	6
Safe Bulkers, Inc.*	3	5
Forterra, Inc.*	1	4
NL Industries, Inc.*	1	3
Eastman Kodak Co.*	1	3
Babcock & Wilcox Enterprises, Inc.*	3	1
Total Industrial		19,039

Consumer, Cyclical - 0.3%
Five Below, Inc.*	5	512
Planet Fitness, Inc. — Class A*	7	375
Texas Roadhouse, Inc. — Class A	5	298
Spirit Airlines, Inc.*	5	290
Dorman Products, Inc.*	3	270
Deckers Outdoor Corp.*	2	256
American Eagle Outfitters, Inc.	13	251
Churchill Downs, Inc.	1	244
RH*	2	240
SkyWest, Inc.	5	222
FirstCash, Inc.	3	217
Steven Madden Ltd.	7	212
Marriott Vacations Worldwide Corp.	3	212
Taylor Morrison Home Corp. — Class A*	13	207
LCI Industries	3	200
Ollie’s Bargain Outlet Holdings, Inc.*	3	199
Wingstop, Inc.	3	193
Wolverine World Wide, Inc.	6	191
Eldorado Resorts, Inc.*	5	181
Belmond Ltd. — Class A*	7	175
Sally Beauty Holdings, Inc.*	10	170
iRobot Corp.*	2	168
SiteOne Landscape Supply, Inc.*	3	166
Dana, Inc.	12	163
Anixter International, Inc.*	3	163
Cracker Barrel Old Country Store, Inc.	1	160
Beacon Roofing Supply, Inc.*	5	159
Jack in the Box, Inc.	2	155
TRI Pointe Group, Inc.*	14	153
Lithia Motors, Inc. — Class A	2	153
Meritor, Inc.*	9	152
Meritage Homes Corp.*	4	147
UniFirst Corp.	1	143
HNI Corp.	4	142
Dine Brands Global, Inc.	2	135
KB Home	7	134
Dave & Buster’s Entertainment, Inc.	3	134
Brinker International, Inc.	3	132
Penn National Gaming, Inc.*	7	132
International Speedway Corp. — Class A	3	132
Cheesecake Factory, Inc.	3	131

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Cavco Industries, Inc.*	1	$130
Cooper Tire & Rubber Co.	4	129
Signet Jewelers Ltd.	4	127
Tupperware Brands Corp.	4	126
Boyd Gaming Corp.	6	125
Triton International Ltd.	4	124
Office Depot, Inc.	48	124
DSW, Inc. — Class A	5	123
Herman Miller, Inc.	4	121
Dillard’s, Inc. — Class A1	2	121
Gentherm, Inc.*	3	120
PriceSmart, Inc.	2	118
Fox Factory Holding Corp.*	2	118
GameStop Corp. — Class A	9	114
Bed Bath & Beyond, Inc.	10	113
National Vision Holdings, Inc.*	4	113
La-Z-Boy, Inc.	4	111
BJ’s Wholesale Club Holdings, Inc.*	5	111
Tenneco, Inc. — Class A	4	110
Bloomin’ Brands, Inc.	6	107
Rite Aid Corp.*	91	107
Callaway Golf Co.	7	107
Hawaiian Holdings, Inc.	4	106
Crocs, Inc.*	4	104
Guess?, Inc.	5	104
Steelcase, Inc. — Class A	7	104
Navistar International Corp.*	4	104
Rush Enterprises, Inc. — Class A	3	103
Red Rock Resorts, Inc. — Class A	5	102
Altra Industrial Motion Corp.	4	101
Abercrombie & Fitch Co. — Class A	5	100
Allegiant Travel Co. — Class A	1	100
American Axle & Manufacturing Holdings, Inc.*	9	100
Mobile Mini, Inc.	3	95
Sleep Number Corp.*	3	95
BMC Stock Holdings, Inc.*	6	93
Roku, Inc.*	3	92
Shake Shack, Inc. — Class A*	2	91
LGI Homes, Inc.*,1	2	90
Children’s Place, Inc.	1	90
SeaWorld Entertainment, Inc.*	4	88
Big Lots, Inc.	3	87
World Fuel Services Corp.	4	86
MDC Holdings, Inc.	3	84
G-III Apparel Group Ltd.*	3	84
Caleres, Inc.	3	83
Papa John’s International, Inc.	2	80
Liberty TripAdvisor Holdings, Inc. — Class A*	5	79
IMAX Corp.*	4	75
Winnebago Industries, Inc.	3	73
Scientific Games Corp. — Class A*	4	71
Oxford Industries, Inc.	1	71
Methode Electronics, Inc.	3	70
Core-Mark Holding Company, Inc.	3	70
Malibu Boats, Inc. — Class A*	2	70
ScanSource, Inc.*	2	69
Cannae Holdings, Inc.*	4	68
Installed Building Products, Inc.*	2	67
Asbury Automotive Group, Inc.*	1	67
Knoll, Inc.	4	66
Carvana Co.*,1	2	65
Wabash National Corp.	5	65
Denny’s Corp.*	4	65
Freshpet, Inc.*	2	64
Acushnet Holdings Corp.	3	63
Fossil Group, Inc.*	4	63
Cooper-Standard Holdings, Inc.*	1	62
Chico’s FAS, Inc.	11	62
Interface, Inc. — Class A	4	57
At Home Group, Inc.*	3	56
Ethan Allen Interiors, Inc.	3	53
Group 1 Automotive, Inc.	1	53
Hudson Ltd. — Class A*	3	51
Express, Inc.*	10	51
BJ’s Restaurants, Inc.	1	51
BlueLinx Holdings, Inc.*	2	49
Standard Motor Products, Inc.	1	48
PetMed Express, Inc.	2	46
Ruth’s Hospitality Group, Inc.	2	45
Vista Outdoor, Inc.*	4	45
National CineMedia, Inc.	7	45
Genesco, Inc.*	1	44
Kimball International, Inc. — Class B	3	42
M/I Homes, Inc.*	2	42
Sonic Automotive, Inc. — Class A	3	41
Tailored Brands, Inc.	3	41
H&E Equipment Services, Inc.	2	41
Party City Holdco, Inc.*	4	40
St. Joe Co.*	3	40
Marcus Corp.	1	39
Buckle, Inc.[1]	2	39
Monarch Casino & Resort, Inc.*	1	38
AMC Entertainment Holdings, Inc. — Class A	3	37
MarineMax, Inc.*	2	37
Douglas Dynamics, Inc.	1	36
Century Communities, Inc.*	2	35
BBX Capital Corp.	6	34
Boot Barn Holdings, Inc.*	2	34
Regis Corp.*	2	34
Shoe Carnival, Inc.	1	33
Nautilus, Inc.*	3	33
Modine Manufacturing Co.*	3	32
Movado Group, Inc.	1	32
Fiesta Restaurant Group, Inc.*	2	31
Ascena Retail Group, Inc.*	12	30
Del Taco Restaurants, Inc.*	3	30
PC Connection, Inc.	1	30
GMS, Inc.*	2	30
Skyline Champion Corp.	2	29

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Weyco Group, Inc.	1	$29
Hibbett Sports, Inc.*	2	29
Lumber Liquidators Holdings, Inc.*	3	29
Barnes & Noble, Inc.	4	28
Miller Industries, Inc.	1	27
Red Robin Gourmet Burgers, Inc.*	1	27
Hooker Furniture Corp.	1	26
Universal Electronics, Inc.*	1	25
Duluth Holdings, Inc. — Class B*	1	25
Essendant, Inc.	2	25
Veritiv Corp.*	1	25
J.C. Penney Company, Inc.*,1	23	24
Systemax, Inc.	1	24
Tower International, Inc.	1	24
PetIQ, Inc.*	1	23
EZCORP, Inc. — Class A*	3	23
Camping World Holdings, Inc. — Class A	2	23
Unifi, Inc.*	1	23
REV Group, Inc.	3	23
RCI Hospitality Holdings, Inc.	1	22
Tilly’s, Inc. — Class A	2	22
William Lyon Homes — Class A*	2	21
Citi Trends, Inc.	1	20
Bassett Furniture Industries, Inc.	1	20
Carrols Restaurant Group, Inc.*	2	20
Zumiez, Inc.*	1	19
Beazer Homes USA, Inc.*	2	19
Culp, Inc.	1	19
Conn’s, Inc.*	1	19
Haverty Furniture Companies, Inc.	1	19
MasterCraft Boat Holdings, Inc.*	1	19
Titan International, Inc.	4	19
Blue Bird Corp.*	1	18
Chuy’s Holdings, Inc.*	1	18
Superior Group of Companies, Inc.	1	18
Nexeo Solutions, Inc.*	2	17
Motorcar Parts of America, Inc.*	1	17
Eros International plc*	2	17
Tile Shop Holdings, Inc.	3	16
Red Lion Hotels Corp.*	2	16
Speedway Motorsports, Inc.	1	16
Bojangles’, Inc.*	1	16
Golden Entertainment, Inc.*	1	16
Drive Shack, Inc.*	4	16
El Pollo Loco Holdings, Inc.*	1	15
Daktronics, Inc.	2	15
Century Casinos, Inc.*	2	15
Reading International, Inc. — Class A*	1	15
Green Brick Partners, Inc.*	2	15
Spartan Motors, Inc.	2	14
Del Frisco’s Restaurant Group, Inc.*	2	14
Cato Corp. — Class A	1	14
Lindblad Expeditions Holdings, Inc.*	1	14
Funko, Inc. — Class A*	1	13
Titan Machinery, Inc.*	1	13
Town Sports International Holdings, Inc.*	2	13
Barnes & Noble Education, Inc.*	3	12
GNC Holdings, Inc. — Class A*	5	12
Escalade, Inc.	1	11
Commercial Vehicle Group, Inc.*	2	11
Habit Restaurants, Inc. — Class A*	1	10
Gaia, Inc.*	1	10
Clarus Corp.	1	10
Lifetime Brands, Inc.	1	10
Sonos, Inc.*	1	10
Superior Industries International, Inc.	2	10
Kirkland’s, Inc.*	1	10
Sportsman’s Warehouse Holdings, Inc.*	2	9
Vera Bradley, Inc.*	1	9
RTW RetailWinds, Inc.*	3	8
Foundation Building Materials, Inc.*	1	8
J Alexander’s Holdings, Inc.*	1	8
Potbelly Corp.*	1	8
Mesa Air Group, Inc.*	1	8
Hovnanian Enterprises, Inc. — Class A*	11	8
Noodles & Co.*	1	7
J. Jill, Inc.*	1	5
New Home Company, Inc.*	1	5
Castle Brands, Inc.*	6	5
Container Store Group, Inc.*	1	5
Big 5 Sporting Goods Corp.	1	3
Francesca’s Holdings Corp.*	2	2
Pier 1 Imports, Inc.	5	2
Total Consumer, Cyclical		17,440

Technology - 0.2%
Integrated Device Technology, Inc.*	9	436
Cree, Inc.*	8	342
Medidata Solutions, Inc.*	5	337
MAXIMUS, Inc.	5	325
CACI International, Inc. — Class A*	2	288
Entegris, Inc.	10	279
j2 Global, Inc.	4	278
Semtech Corp.*	6	275
Cabot Microelectronics Corp.	3	267
HubSpot, Inc.*	2	251
Coupa Software, Inc.*	4	251
ACI Worldwide, Inc.*	9	249
Lumentum Holdings, Inc.*	6	245
New Relic, Inc.*	3	243
Silicon Laboratories, Inc.*	3	236
Qualys, Inc.*	3	224
Five9, Inc.*	5	219
Verint Systems, Inc.*	5	212
ExlService Holdings, Inc.*	4	211
Perspecta, Inc.	12	207
Cornerstone OnDemand, Inc.*	4	202
Envestnet, Inc.*	4	197
Science Applications International Corp.	3	191
Blackbaud, Inc.	3	189
Omnicell, Inc.*	3	184
CommVault Systems, Inc.*	3	177
Cirrus Logic, Inc.*	5	166

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

SPS Commerce, Inc.*	2	$165
Brooks Automation, Inc.	6	157
ManTech International Corp. — Class A	3	157
Bottomline Technologies DE, Inc.*	3	144
Mercury Systems, Inc.*	3	142
NetScout Systems, Inc.*	6	142
Box, Inc. — Class A*	8	135
Allscripts Healthcare Solutions, Inc.*	14	135
MicroStrategy, Inc. — Class A*	1	128
Ebix, Inc.	3	128
Insight Enterprises, Inc.*	3	122
Power Integrations, Inc.	2	122
Alteryx, Inc. — Class A*	2	119
Appfolio, Inc. — Class A*	2	118
Avaya Holdings Corp.*	8	116
Everbridge, Inc.*	2	114
MINDBODY, Inc. — Class A*	3	109
Cubic Corp.	2	108
Progress Software Corp.	3	106
Varonis Systems, Inc.*	2	106
Yext, Inc.*	7	104
Diodes, Inc.*	3	97
Inphi Corp.*	3	97
CSG Systems International, Inc.	3	95
Pitney Bowes, Inc.	16	94
Cloudera, Inc.*	8	88
SendGrid, Inc.*	2	86
Virtusa Corp.*	2	85
TiVo Corp.	9	85
Blackline, Inc.*	2	82
3D Systems Corp.*	8	81
Evolent Health, Inc. — Class A*	4	80
Vocera Communications, Inc.*	2	79
CTS Corp.	3	78
Lattice Semiconductor Corp.*	11	76
Apptio, Inc. — Class A*	2	76
NextGen Healthcare, Inc.*	5	76
LivePerson, Inc.*	4	75
Instructure, Inc.*	2	75
Synaptics, Inc.*	2	74
Electronics for Imaging, Inc.*	3	74
Sykes Enterprises, Inc.*	3	74
Hortonworks, Inc.*	5	72
Workiva, Inc.*	2	72
Inovalon Holdings, Inc. — Class A*	5	71
SailPoint Technologies Holding, Inc.*	3	70
FormFactor, Inc.*	5	71
MaxLinear, Inc. — Class A*	4	70
Rambus, Inc.*	9	69
Cray, Inc.*	3	65
Tabula Rasa HealthCare, Inc.*	1	64
PROS Holdings, Inc.*	2	63
Rapid7, Inc.*	2	62
MACOM Technology Solutions Holdings, Inc.*	4	58
Glu Mobile, Inc.*	7	56
Xperi Corp.	3	55
Altair Engineering, Inc. — Class A*	2	55
Stratasys Ltd.*	3	54
Axcelis Technologies, Inc.*	3	53
Amkor Technology, Inc.*	8	53
ForeScout Technologies, Inc.*	2	52
Carbonite, Inc.*	2	51
Cohu, Inc.	3	48
Cision Ltd.*	4	47
Monotype Imaging Holdings, Inc.	3	47
Benefitfocus, Inc.*	1	46
CEVA, Inc.*	2	44
Rudolph Technologies, Inc.*	2	41
MTS Systems Corp.	1	40
QAD, Inc. — Class A	1	39
Photronics, Inc.*	4	39
Unisys Corp.*	3	35
SMART Global Holdings, Inc.*	1	30
TTEC Holdings, Inc.	1	29
Engility Holdings, Inc.*	1	28
Donnelley Financial Solutions, Inc.*	2	28
Nanometrics, Inc.*	1	27
Upland Software, Inc.*	1	27
Immersion Corp.*	3	27
Model N, Inc.*	2	26
Presidio, Inc.	2	26
OneSpan, Inc.*	2	26
Ultra Clean Holdings, Inc.*	3	25
Computer Programs & Systems, Inc.	1	25
ConvergeOne Holdings, Inc.	2	25
PlayAGS, Inc.*	1	23
MobileIron, Inc.*	5	23
InnerWorkings, Inc.*	6	22
Veeco Instruments, Inc.*	3	22
Tenable Holdings, Inc.*	1	22
PAR Technology Corp.*	1	22
Mitek Systems, Inc.*	2	22
American Software, Inc. — Class A	2	21
Digi International, Inc.*	2	20
KeyW Holding Corp.*	3	20
Simulations Plus, Inc.	1	20
Domo, Inc. — Class B*	1	20
SecureWorks Corp. — Class A*	1	17
PDF Solutions, Inc.*	2	17
Amber Road, Inc.*	2	16
USA Technologies, Inc.*	4	16
Impinj, Inc.*	1	15
Vuzix Corp.*	3	14
Agilysys, Inc.*	1	14
Brightcove, Inc.*	2	14
Carbon Black, Inc.*	1	13
Diebold Nixdorf, Inc.	5	12
Exela Technologies, Inc.*	3	12
ACM Research, Inc. — Class A*	1	11
Castlight Health, Inc. — Class B*	5	11
Alpha & Omega Semiconductor Ltd.*	1	10

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Avid Technology, Inc.*	2	$9
Adesto Technologies Corp.*	2	9
Aquantia Corp.*	1	9
AXT, Inc.*	2	9
Information Services Group, Inc.*	2	9
Telenav, Inc.*	2	8
Remark Holdings, Inc.*	6	7
eGain Corp.*	1	7
Maxwell Technologies, Inc.*	3	6
Park City Group, Inc.*	1	6
Rimini Street, Inc.*	1	5
Asure Software, Inc.*	1	5
Kopin Corp.*	4	4
Veritone, Inc.*	1	4
NantHealth, Inc.*	1	1
Total Technology		13,643

Communications - 0.1%
Ciena Corp.*	12	407
Etsy, Inc.*	8	381
Nexstar Media Group, Inc. — Class A	4	315
New York Times Co. — Class A	11	245
Yelp, Inc. — Class A*	7	245
ViaSat, Inc.*	4	236
Trade Desk, Inc. — Class A*	2	232
World Wrestling Entertainment, Inc. — Class A	3	224
Meredith Corp.	4	208
InterDigital, Inc.	3	199
TEGNA, Inc.	17	185
Viavi Solutions, Inc.*	18	181
Cogent Communications Holdings, Inc.	4	181
Shenandoah Telecommunications Co.	4	177
Finisar Corp.*	8	173
Pandora Media, Inc.*	21	170
Imperva, Inc.*	3	167
Liberty Latin America Ltd. — Class C*	11	160
Sinclair Broadcast Group, Inc. — Class A	6	158
Vonage Holdings Corp.*	18	157
Liberty Expedia Holdings, Inc. — Class A*	4	156
NETGEAR, Inc.*	3	156
Stamps.com, Inc.*	1	156
Q2 Holdings, Inc.*	3	149
Iridium Communications, Inc.*	8	148
Cars.com, Inc.*	6	129
Shutterfly, Inc.*	3	121
Groupon, Inc. — Class A*	37	118
MSG Networks, Inc. — Class A*	5	118
Acacia Communications, Inc.*	3	114
8x8, Inc.*	6	108
Cargurus, Inc.*	3	101
Gray Television, Inc.*	6	88
Scholastic Corp.	2	80
Zscaler, Inc.*	2	78
Liberty Media Corporation-Liberty Braves — Class C*	3	75
Shutterstock, Inc.	2	72
ATN International, Inc.	1	72
ePlus, Inc.*	1	71
GTT Communications, Inc.*	3	71
Gannett Company, Inc.	8	68
Plantronics, Inc.	2	66
Intelsat S.A.*	3	64
Quotient Technology, Inc.*	6	64
TrueCar, Inc.*	7	63
EW Scripps Co. — Class A	4	63
Houghton Mifflin Harcourt Co.*	7	62
Boingo Wireless, Inc.*	3	62
Tucows, Inc. — Class A*	1	60
Maxar Technologies Ltd.	5	60
Consolidated Communications Holdings, Inc.	6	59
Liberty Latin America Ltd. — Class A*	4	58
New Media Investment Group, Inc.	5	58
ORBCOMM, Inc.*	7	58
Extreme Networks, Inc.*	9	55
CalAmp Corp.*	4	52
Entercom Communications Corp. — Class A	9	51
NIC, Inc.	4	50
HealthStream, Inc.	2	48
Perficient, Inc.*	2	45
Infinera Corp.*	10	40
Spok Holdings, Inc.	3	40
pdvWireless, Inc.*	1	37
Loral Space & Communications, Inc.*	1	37
WideOpenWest, Inc.*	5	36
Endurance International Group Holdings, Inc.*	5	33
QuinStreet, Inc.*	2	33
ADTRAN, Inc.	3	32
NII Holdings, Inc.*	7	31
Calix, Inc.*	3	29
Quantenna Communications, Inc.*	2	29
Casa Systems, Inc.*	2	26
Liberty Media Corporation-Liberty Braves — Class A*	1	25
1-800-Flowers.com, Inc. — Class A*	2	24
Harmonic, Inc.*	5	24
Cincinnati Bell, Inc.*	3	23
Meet Group, Inc.*	5	23
ChannelAdvisor Corp.*	2	23
A10 Networks, Inc.*	3	19
Zix Corp.*	3	17
Central European Media Enterprises Ltd. — Class A*	6	17
Frontier Communications Corp.*,1	7	17
Limelight Networks, Inc.*	7	16
Entravision Communications Corp. — Class A	5	15
Ribbon Communications, Inc.*	3	14
Lands’ End, Inc.*	1	14
Ooma, Inc.*	1	14

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Overstock.com, Inc.*	1	$14
NeoPhotonics Corp.*	2	13
RigNet, Inc.*	1	13
Liquidity Services, Inc.*	2	12
TechTarget, Inc.*	1	12
Hemisphere Media Group, Inc.*	1	12
Gogo, Inc.*	4	12
Tribune Publishing Co.*	1	11
MDC Partners, Inc. — Class A*	4	11
Clear Channel Outdoor Holdings, Inc. — Class A*	2	10
KVH Industries, Inc.*	1	10
Clearfield, Inc.*	1	10
VirnetX Holding Corp.*	4	10
Telaria, Inc.*	3	8
HC2 Holdings, Inc.*	3	8
Fluent, Inc.*	2	7
Leaf Group Ltd.*	1	7
Aerohive Networks, Inc.*	2	6
Windstream Holdings, Inc.*	3	6
Internap Corp.*	1	4
Beasley Broadcast Group, Inc. — Class A	1	4
Fusion Connect, Inc.*	1	2
Total Communications		8,638

Energy - 0.1%
Delek US Holdings, Inc.	8	228
PDC Energy, Inc.*	6	179
Southwestern Energy Co.*	51	174
Arch Coal, Inc. — Class A	2	166
Murphy USA, Inc.*	2	153
Peabody Energy Corp.	5	152
Oasis Petroleum, Inc.*	24	133
Dril-Quip, Inc.*	4	120
Pattern Energy Group, Inc. — Class A	6	112
Matador Resources Co.*	7	109
Gulfport Energy Corp.*	16	105
McDermott International, Inc.*	16	105
Callon Petroleum Co.*	15	97
Oceaneering International, Inc.*	8	97
CONSOL Energy, Inc.*	3	95
SRC Energy, Inc.*	20	94
NOW, Inc.*	8	93
MRC Global, Inc.*	7	86
Rowan Companies plc — Class A*	10	84
SemGroup Corp. — Class A	6	83
Renewable Energy Group, Inc.*	3	77
Archrock, Inc.	10	75
SEACOR Holdings, Inc.*	2	74
ProPetro Holding Corp.*	6	74
Keane Group, Inc.*	9	74
Warrior Met Coal, Inc.	3	72
Oil States International, Inc.*	5	71
US Silica Holdings, Inc.	7	71
DMC Global, Inc.	2	70
California Resources Corp.*	4	68
Carrizo Oil & Gas, Inc.*	6	68
TerraForm Power, Inc. — Class A	6	67
Sunrun, Inc.*	6	65
Helix Energy Solutions Group, Inc.*	12	65
Resolute Energy Corp.*	2	58
Unit Corp.*	4	57
Penn Virginia Corp.*	1	54
C&J Energy Services, Inc.*	4	54
Green Plains, Inc.	4	52
Denbury Resources, Inc.*	30	51
Laredo Petroleum, Inc.*	14	51
TPI Composites, Inc.*	2	49
Diamond Offshore Drilling, Inc.*	5	47
Noble Corporation plc*	18	47
KLX Energy Services Holdings, Inc.*	2	47
SunCoke Energy, Inc.*	5	43
Par Pacific Holdings, Inc.*	3	43
WildHorse Resource Development Corp.*	3	42
Tellurian, Inc.*	6	42
Bonanza Creek Energy, Inc.*	2	41
Newpark Resources, Inc.*	6	41
Thermon Group Holdings, Inc.*	2	41
Superior Energy Services, Inc.*	12	40
Liberty Oilfield Services, Inc. — Class A	3	39
Adams Resources & Energy, Inc.	1	39
Jagged Peak Energy, Inc.*	4	36
Solaris Oilfield Infrastructure, Inc. — Class A	3	36
Matrix Service Co.*	2	36
Exterran Corp.*	2	35
CVR Energy, Inc.	1	34
Enphase Energy, Inc.*,1	7	33
FutureFuel Corp.	2	32
Advanced Emissions Solutions, Inc.	3	32
Frank’s International N.V.*	6	31
Northern Oil and Gas, Inc.*	13	29
W&T Offshore, Inc.*	7	29
Ring Energy, Inc.*	5	25
HighPoint Resources Corp.*	10	25
Forum Energy Technologies, Inc.*	6	25
Nine Energy Service, Inc.*	1	23
Plug Power, Inc.*	17	21
Select Energy Services, Inc. — Class A*	3	19
Mammoth Energy Services, Inc.	1	18
Natural Gas Services Group, Inc.*	1	17
Talos Energy, Inc.*	1	16
Panhandle Oil and Gas, Inc. — Class A	1	16
Clean Energy Fuels Corp.*	9	16
Halcon Resources Corp.*	9	15
SandRidge Energy, Inc.*	2	15
FTS International, Inc.*	2	14
Evolution Petroleum Corp.	2	14
Goodrich Petroleum Corp.*	1	13
TETRA Technologies, Inc.*	8	13
Abraxas Petroleum Corp.*	10	11
Dawson Geophysical Co.*	3	10
Ultra Petroleum Corp.*	13	10

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Earthstone Energy, Inc. — Class A*	2	$9
Berry Petroleum Corp.	1	9
Era Group, Inc.*	1	9
Trecora Resources*	1	8
Vivint Solar, Inc.*	2	8
Midstates Petroleum Company, Inc.*	1	8
Alta Mesa Resources, Inc. — Class A*	7	7
Amyris, Inc.*,1	2	7
Eclipse Resources Corp.*	6	6
Independence Contract Drilling, Inc.*	2	6
Pioneer Energy Services Corp.*	5	6
NextDecade Corp.*	1	5
ION Geophysical Corp.*	1	5
NCS Multistage Holdings, Inc.*	1	5
Hallador Energy Co.	1	5
Bristow Group, Inc.*,1	2	5
Flotek Industries, Inc.*	4	4
Lilis Energy, Inc.*	3	4
Basic Energy Services, Inc.*	1	4
CARBO Ceramics, Inc.*	1	4
FuelCell Energy, Inc.*	6	3
Profire Energy, Inc.*	2	3
Approach Resources, Inc.*	3	3
Rosehill Resources, Inc.*	1	2
Smart Sand, Inc.*	1	2
EP Energy Corp. — Class A*	3	2
Key Energy Services, Inc.*	1	2
PHI, Inc.*	1	2
Cloud Peak Energy, Inc.*	5	2
Zion Oil & Gas, Inc.*	4	2
Sanchez Energy Corp.*	5	1
Total Energy		5,281

Utilities - 0.1%
IDACORP, Inc.	4	372
New Jersey Resources Corp.	8	365
Portland General Electric Co.	7	321
ONE Gas, Inc.	4	319
Spire, Inc.	4	296
Avista Corp.	6	255
Black Hills Corp.	4	251
PNM Resources, Inc.	6	247
NorthWestern Corp.	4	238
Southwest Gas Holdings, Inc.	3	230
ALLETE, Inc.	3	229
American States Water Co.	3	201
South Jersey Industries, Inc.	7	195
California Water Service Group	4	191
Northwest Natural Holding Co.	3	181
Ormat Technologies, Inc.	3	157
El Paso Electric Co.	3	150
Otter Tail Corp.	3	149
Connecticut Water Service, Inc.	2	134
MGE Energy, Inc.	2	120
Clearway Energy, Inc. — Class C	5	86
Chesapeake Utilities Corp.	1	81
SJW Group	1	55
Middlesex Water Co.	1	53
Unitil Corp.	1	51
Artesian Resources Corp. — Class A	1	35
Clearway Energy, Inc. — Class A	2	34
York Water Co.	1	32
Atlantic Power Corp.*	13	28
PICO Holdings, Inc.*	2	18
Ameresco, Inc. — Class A*	1	14
Consolidated Water Company Ltd.	1	12
Global Water Resources, Inc.	1	10
Spark Energy, Inc. — Class A	1	7
Total Utilities		5,117

Basic Materials - 0.0%
Ingevity Corp.*	4	335
Balchem Corp.	3	235
Allegheny Technologies, Inc.*	9	196
Kaiser Aluminum Corp.	2	179
Quaker Chemical Corp.	1	178
Cleveland-Cliffs, Inc.	23	177
PolyOne Corp.	6	172
HB Fuller Co.	4	171
Sensient Technologies Corp.	3	167
Commercial Metals Co.	10	160
Minerals Technologies, Inc.	3	154
GCP Applied Technologies, Inc.*	6	147
Innospec, Inc.	2	123
Carpenter Technology Corp.	3	107
Rogers Corp.*	1	99
Tahoe Resources, Inc.*	25	91
Materion Corp.	2	90
Hecla Mining Co.	36	85
Compass Minerals International, Inc.	2	83
Ferro Corp.*	5	78
Stepan Co.	1	74
AdvanSix, Inc.*	3	73
Tronox Ltd. — Class A	9	70
Codexis, Inc.*	4	67
Schnitzer Steel Industries, Inc. — Class A	3	65
Neenah, Inc.	1	59
Coeur Mining, Inc.*	13	58
AK Steel Holding Corp.*	24	54
Rayonier Advanced Materials, Inc.	5	53
Schweitzer-Mauduit International, Inc.	2	50
Verso Corp. — Class A*	2	45
Kraton Corp.*	2	44
Hawkins, Inc.	1	41
American Vanguard Corp.	2	30
PQ Group Holdings, Inc.*	2	30
PH Glatfelter Co.	3	29
Innophos Holdings, Inc.	1	24
Clearwater Paper Corp.*	1	24
Landec Corp.*	2	24
OMNOVA Solutions, Inc.*	3	22
Century Aluminum Co.*	3	22
Koppers Holdings, Inc.*	1	17
Universal Stainless & Alloy Products, Inc.*	1	16

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Intrepid Potash, Inc.*	6	$16
Energy Fuels, Inc.*	5	14
Uranium Energy Corp.*	10	13
Gold Resource Corp.	3	12
Kronos Worldwide, Inc.	1	11
AgroFresh Solutions, Inc.*	2	8
Covia Holdings Corp.*	2	7
Ryerson Holding Corp.*	1	6
Marrone Bio Innovations, Inc.*	4	6
Shiloh Industries, Inc.*	1	6
Valhi, Inc.	2	4
Total Basic Materials		4,121

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	2	35

Total Common Stocks
(Cost $104,030)		139,166

WARRANT†† - 0.0%
Imperial Holdings, Inc.*
$10.75, 10/06/19	2	—
Total Warrant
(Cost $—)		—

RIGHTS††† - 0.0%
A Schulman, Inc.*,2	18	—
Tobira Therapeutics, Inc.*,2	8	—
Omthera Pharmaceuticals, Inc.*,2	37	—
Nexstar Media Group, Inc.*,2	132	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 60.1%
Guggenheim Strategy Fund II3	80,533	1,998,839
Guggenheim Ultra Short Duration Fund[3,10]	190,114	1,893,534
Total Mutual Funds
(Cost $3,906,155)		3,892,373

	Face Amount

U.S. TREASURY BILLS†† - 13.5%
U.S. Treasury Bills
2.35% due 03/14/19[4,5]	$576,000	573,292
2.31% due 03/14/19[4,5]	270,000	268,731
2.21% due 01/08/19[5,6]	29,000	28,989
Total U.S. Treasury Bills
(Cost $870,986)		871,012

REPURCHASE AGREEMENTS††,7 - 32.1%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[4]	1,225,294	1,225,294
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[4]	509,564	509,564
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[4]	339,710	339,710
Total Repurchase Agreements
(Cost $2,074,568)		2,074,568

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	608	608
Total Securities Lending Collateral
(Cost $608)		608

Total Investments - 107.8%
(Cost $6,956,347)		$6,977,727
Other Assets & Liabilities, net - (7.8)%		(504,934)
Total Net Assets - 100.0%		$6,472,793

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	8	Mar 2019	$539,840	$(44,040)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	2.42%	At Maturity	01/31/19	3,128	$4,217,958	$52,365
Goldman Sachs International	Russell 2000 Index	2.27%	At Maturity	01/28/19	2,678	3,611,238	50,207
BNP Paribas	Russell 2000 Index	2.52%	At Maturity	01/29/19	922	1,243,369	15,437
						$9,072,565	$118,009

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of December 31, 2018.
[10]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$139,166	$—		$—		$139,166
Warrant	—	—	*	—		—
Rights	—	—		—	*	—
Mutual Funds	3,892,373	—		—		3,892,373
U.S. Treasury Bills	—	871,012		—		871,012
Repurchase Agreements	—	2,074,568		—		2,074,568
Securities Lending Collateral	608	—		—		608
Equity Index Swap Agreements**	—	118,009		—		118,009
Total Assets	$4,032,147	$3,063,589		$—		$7,095,736

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$44,040	$—	$—	$44,040

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$2,536,218	$1,782,674	$(2,300,000)	$(4,584)	$(15,469)	$1,998,839	80,533	$81,190	$1,445
Guggenheim Ultra Short Duration Fund[1]	2,584,967	5,721,796	(6,400,000)	(8,258)	(4,971)	1,893,534	190,114	69,787	1,956
	$5,121,185	$7,504,470	$(8,700,000)	$(12,842)	$(20,440)	$3,892,373		$150,977	$3,401

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $689 of securities loaned (cost $975,624)	$1,010,786
Investments in affiliated issuers, at value (cost $3,906,155)	3,892,373
Repurchase agreements, at value (cost $2,074,568)	2,074,568
Cash	103
Unrealized appreciation on swap agreements	118,009
Receivables:
Swap settlement	13,193
Dividends	8,605
Variation margin on futures contracts	3,480
Interest	169
Securities sold	134
Securities lending income	3
Total assets	7,121,423

Liabilities:
Payable for:
Fund shares redeemed	600,928
Securities purchased	8,846
Management fees	4,906
Transfer agent and administrative fees	1,495
Investor service fees	1,495
Return of securities lending collateral	711
Portfolio accounting fees	598
Trustees’ fees*	225
Miscellaneous	29,426
Total liabilities	648,630
Commitments and contingent liabilities (Note 13)	—
Net assets	$6,472,793

Net assets consist of:
Paid in capital	$8,155,362
Total distributable earnings (loss)	(1,682,569)
Net assets	$6,472,793
Capital shares outstanding	112,422
Net asset value per share	$57.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8)	$22,019
Dividends from securities of affiliated issuers	150,977
Interest	46,787
Income from securities lending, net	1,162
Total investment income	220,945

Expenses:
Management fees	88,046
Investor service fees	24,458
Transfer agent and administrative fees	24,458
Portfolio accounting fees	9,783
Professional fees	14,272
Trustees' fees*	2,954
Custodian fees	1,488
Line of credit fees	39
Miscellaneous	12,355
Total expenses	177,853
Less:
Expenses waived by Adviser	(476)
Net expenses	177,377
Net investment income	43,568

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,436
Investments in affiliated issuers	(12,842)
Distributions received from affiliated investment company shares	3,401
Swap agreements	(1,857,980)
Futures contracts	67,005
Net realized loss	(1,774,980)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(329,798)
Investments in affiliated issuers	(20,440)
Swap agreements	169,124
Futures contracts	(42,128)
Net change in unrealized appreciation (depreciation)	(223,242)
Net realized and unrealized loss	(1,998,222)
Net decrease in net assets resulting from operations	$(1,954,654)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$43,568	$(19,459)
Net realized gain (loss) on investments	(1,774,980)	1,115,012
Net change in unrealized appreciation (depreciation) on investments	(223,242)	(76,931)
Net increase (decrease) in net assets resulting from operations	(1,954,654)	1,018,622

Distributions to shareholders	(457,521)	(283,182)[1]

Capital share transactions:
Proceeds from sale of shares	44,616,756	64,226,025
Distributions reinvested	457,521	283,182
Cost of shares redeemed	(45,258,875)	(65,934,245)
Net decrease from capital share transactions	(184,598)	(1,425,038)
Net decrease in net assets	(2,596,773)	(689,598)

Net assets:
Beginning of year	9,069,566	9,759,164
End of year	$6,472,793	$9,069,566

Capital share activity:
Shares sold	589,674	947,877
Shares issued from reinvestment of distributions	5,585	4,237
Shares redeemed	(604,439)	(982,925)
Net decrease in shares	(9,180)	(30,811)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$74.58	$64.03	$49.10	$53.99	$51.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	(.14)	(.38)	(.46)	(.48)
Net gain (loss) on investments (realized and unrealized)	(13.90)	12.71	15.31	(4.43)	2.70
Total from investment operations	(13.56)	12.57	14.93	(4.89)	2.22
Less distributions from:
Net realized gains	(3.44)	(2.02)	—	—	—
Total distributions	(3.44)	(2.02)	—	—	—
Net asset value, end of period	$57.58	$74.58	$64.03	$49.10	$53.99

Total Return[b]	(19.57%)	20.01%	30.41%	(9.08%)	4.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,473	$9,070	$9,759	$6,342	$11,085
Ratios to average net assets:
Net investment income (loss)	0.45%	(0.21%)	(0.74%)	(0.84%)	(0.94%)
Total expenses[c]	1.82%	1.80%	1.77%	1.70%	1.76%
Net expenses[d]	1.81%	1.80%	1.77%	1.70%	1.76%
Portfolio turnover rate	268%	234%	1,198%	406%	624%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned 11.13% while the Russell 2000 Index returned -11.01% over the same time period.

Among sectors, the only performance contributor to the underlying index during the period was Information Technology. Utilities detracted the least. The leading detractors from return were Industrials and Financials.

Sarepta Therapeutics, Inc., AveXis, Inc., and GrubHub, Inc. were the largest contributors to performance of the underlying index for the year. Dana, Inc., McDermott International, Inc., and Clovis Oncology, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

128 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.0%
Guggenheim Ultra Short Duration Fund	28.0%
Total	60.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	11.13%	(6.90%)	(15.87%)
Russell 2000 Index	(11.01%)	7.64%	15.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 60.0%
Guggenheim Strategy Fund II1	48,717	$1,209,164
Guggenheim Ultra Short Duration Fund[1,9]	106,449	1,060,232
Total Mutual Funds
(Cost $2,272,785)		2,269,396

	Face Amount

FEDERAL AGENCY NOTES†† - 2.2%
Federal Farm Credit Bank
2.45% (1 Month USD LIBOR - 0.05%, Rate Floor: 0.00%) due 01/23/19[2,3]	$50,000	49,999
Freddie Mac
1.75% due 05/30/19[4]	35,000	34,889
Total Federal Agency Notes
(Cost $84,904)		84,888

FEDERAL AGENCY DISCOUNT NOTES†† - 1.1%
Freddie Mac
2.25% due 01/03/19[4,5]	40,000	39,997
Total Federal Agency Discount Notes
(Cost $39,995)		39,997

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
2.21% due 01/08/19[5,6]	4,000	3,999
Total U.S. Treasury Bills
(Cost $3,998)		3,999

REPURCHASE AGREEMENTS††,7 - 40.5%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[8]	904,093	904,093
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[8]	375,986	375,986
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[8]	250,657	250,657
Total Repurchase Agreements
(Cost $1,530,736)		1,530,736

Total Investments - 103.9%
(Cost $3,932,418)		$3,929,016
Other Assets & Liabilities, net - (3.9)%		(146,985)
Total Net Assets - 100.0%		$3,782,031

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	1	Mar 2019	$67,480	$5,496

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Russell 2000 Index	(2.02%)	At Maturity	01/29/19	151	$203,708	$(2,530)
Barclays Bank plc	Russell 2000 Index	(1.92%)	At Maturity	01/31/19	256	344,815	(4,280)
Goldman Sachs International	Russell 2000 Index	(1.97%)	At Maturity	01/28/19	2,394	3,227,982	(44,878)
						$3,776,505	$(51,688)

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[9]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,269,396	$—	$—	$2,269,396
Federal Agency Notes	—	84,888	—	84,888
Federal Agency Discount Notes	—	39,997	—	39,997
U.S. Treasury Bills	—	3,999	—	3,999
Repurchase Agreements	—	1,530,736	—	1,530,736
Equity Futures Contracts**	5,496	—	—	5,496
Total Assets	$2,274,892	$1,659,620	$—	$3,934,512

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$51,688	$—	$51,688

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$305,436	$1,436,151	$(527,000)	$417	$(5,840)	$1,209,164	48,717	$10,583	$433
Guggenheim Ultra Short Duration Fund[1]	204,695	2,452,888	(1,595,000)	(1,045)	(1,306)	1,060,232	106,449	7,484	298
	$510,131	$3,889,039	$(2,122,000)	$(628)	$(7,146)	$2,269,396		$18,067	$731

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $128,897)	$128,884
Investments in affiliated issuers, at value (cost $2,272,785)	2,269,396
Repurchase agreements, at value (cost $1,530,736)	1,530,736
Receivables:
Dividends	2,199
Interest	210
Total assets	3,931,425

Liabilities:
Unrealized depreciation on swap agreements	51,688
Payable for:
Fund shares redeemed	82,594
Swap settlement	5,458
Securities purchased	2,460
Management fees	2,389
Transfer agent and administrative fees	685
Investor service fees	685
Variation margin on futures contracts	435
Portfolio accounting fees	274
Trustees’ fees*	9
Miscellaneous	2,717
Total liabilities	149,394
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,782,031

Net assets consist of:
Paid in capital	$10,170,147
Total distributable earnings (loss)	(6,388,116)
Net assets	$3,782,031
Capital shares outstanding	55,387
Net asset value per share	$68.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$18,067
Interest	14,708
Total investment income	32,775

Expenses:
Management fees	12,650
Investor service fees	3,514
Transfer agent and administrative fees	3,514
Professional fees	2,011
Portfolio accounting fees	1,405
Trustees’ fees*	237
Custodian fees	190
Line of credit fees	3
Miscellaneous	2,165
Total expenses	25,689
Less:
Expenses waived by Adviser	(79)
Net expenses	25,610
Net investment income	7,165

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(628)
Distributions received from affiliated investment company shares	731
Swap agreements	262,967
Futures contracts	(1,729)
Net realized gain	261,341
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(13)
Investments in affiliated issuers	(7,146)
Swap agreements	(58,373)
Futures contracts	6,162
Net change in unrealized appreciation (depreciation)	(59,370)
Net realized and unrealized gain	201,971
Net increase in net assets resulting from operations	$209,136

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,165	$(26,976)
Net realized gain (loss) on investments	261,341	(714,962)
Net change in unrealized appreciation (depreciation) on investments	(59,370)	(107,182)
Net increase (decrease) in net assets resulting from operations	209,136	(849,120)

Capital share transactions:
Proceeds from sale of shares	22,485,357	59,108,576
Cost of shares redeemed	(19,835,857)	(69,646,127)
Net increase (decrease) from capital share transactions	2,649,500	(10,537,551)
Net increase (decrease) in net assets	2,858,636	(11,386,671)

Net assets:
Beginning of year	923,395	12,310,066
End of year	$3,782,031	$923,395

Capital share activity:
Shares sold	376,275	864,931
Shares redeemed	(335,916)	(1,023,191)
Net increase (decrease) in shares	40,359	(158,260)

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$61.44	$71.04	$89.12	$89.01	$97.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	(.51)	(.35)	(1.20)	(1.44)
Net gain (loss) on investments (realized and unrealized)	6.53	(9.09)	(17.73)	1.31	(7.16)
Total from investment operations	6.84	(9.60)	(18.08)	.11	(8.60)
Net asset value, end of period	$68.28	$61.44	$71.04	$89.12	$89.01

Total Return[b]	11.13%	(13.49%)	(20.28%)	0.10%	(8.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,782	$923	$12,310	$6,949	$1,592
Ratios to average net assets:
Net investment income (loss)	0.51%	(0.74%)	(1.14%)	(1.39%)	(1.50%)
Total expenses[c]	1.83%	1.80%	1.75%	1.71%	1.76%
Net expenses[d]	1.82%	1.80%	1.75%	1.71%	1.76%
Portfolio turnover rate	287%	445%	1,160%	452%	415%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Reverse share split — Per share amounts for December 31, 2014, have been stated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund returned -14.23% while the Dow Jones Industrial Average Index returned -3.48% over the same time period.

The Health Care and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. The Financials and Industrials sectors detracted the most from performance for the year.

Boeing Co., United Health Group, Inc., and Merck & Co., Inc. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Goldman Sachs Group, Inc., 3M Co., and International Business Machines Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.2%
Guggenheim Ultra Short Duration Fund	16.0%
Boeing Co.	1.9%
UnitedHealth Group, Inc.	1.5%
3M Co.	1.1%
McDonald's Corp.	1.1%
Home Depot, Inc.	1.0%
Goldman Sachs Group, Inc.	1.0%
Apple, Inc.	0.9%
Visa, Inc. — Class A	0.8%
Top Ten Total	54.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	(14.23%)	14.74%	21.57%
Dow Jones Industrial Average Index	(3.48%)	9.70%	13.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	December 31, 2018
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 20.5%

Industrial - 4.4%
Boeing Co.	846	$272,835
3M Co.	846	161,197
Caterpillar, Inc.	846	107,501
United Technologies Corp.	846	90,082
Total Industrial		631,615

Consumer, Non-cyclical - 3.8%
UnitedHealth Group, Inc.	846	210,756
Johnson & Johnson	846	109,176
Procter & Gamble Co.	846	77,764
Merck & Company, Inc.	846	64,643
Coca-Cola Co.	846	40,058
Pfizer, Inc.	846	36,928
Total Consumer, Non-cyclical		539,325

Financial - 3.6%
Goldman Sachs Group, Inc.	846	141,324
Visa, Inc. — Class A	846	111,621
Travelers Companies, Inc.	846	101,308
JPMorgan Chase & Co.	846	82,587
American Express Co.	846	80,641
Total Financial		517,481

Consumer, Cyclical - 3.5%
McDonald’s Corp.	846	150,224
Home Depot, Inc.	846	145,360
Walmart, Inc.	846	78,805
NIKE, Inc. — Class B	846	62,723
Walgreens Boots Alliance, Inc.	846	57,807
Total Consumer, Cyclical		494,919

Technology - 2.5%
Apple, Inc.	846	133,448
International Business Machines Corp.	846	96,165
Microsoft Corp.	846	85,928
Intel Corp.	846	39,703
Total Technology		355,244

Communications - 1.3%
Walt Disney Co.	846	92,764
Verizon Communications, Inc.	846	47,562
Cisco Systems, Inc.	846	36,657
Total Communications		176,983

Energy - 1.1%
Chevron Corp.	846	92,036
Exxon Mobil Corp.	846	57,689
Total Energy		149,725

Basic Materials - 0.3%
DowDuPont, Inc.	846	45,244

Total Common Stocks
(Cost $2,763,636)		2,910,536

MUTUAL FUNDS† - 45.2%
Guggenheim Strategy Fund II1	167,275	4,151,762
Guggenheim Ultra Short Duration Fund[1,6]	228,453	2,275,396
Total Mutual Funds
(Cost $6,445,662)		6,427,158

	Face Amount

U.S. TREASURY BILLS†† - 10.0%
U.S. Treasury Bills
2.35% due 03/14/19[2,3]	$930,000	925,628
2.31% due 03/14/19[3]	300,000	298,589
2.21% due 01/08/19[3,4]	203,000	202,924
Total U.S. Treasury Bills
(Cost $1,427,086)		1,427,141

REPURCHASE AGREEMENTS††,5 - 20.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[2]	1,727,000	1,727,000
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[2]	718,210	718,210
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[2]	478,806	478,806
Total Repurchase Agreements
(Cost $2,924,016)		2,924,016

Total Investments - 96.3%
(Cost $13,560,400)		$13,688,851
Other Assets & Liabilities, net - 3.7%		520,599
Total Net Assets - 100.0%		$14,209,450

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	32	Mar 2019	$3,729,600	$(77,954)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	3.02%	At Maturity	01/29/19	625	$14,568,330	$122,768
Barclays Bank plc	Dow Jones Industrial Average Index	2.92%	At Maturity	01/31/19	325	7,570,136	61,212
						$22,138,466	$183,980

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[5]	Repurchase Agreements — See Note 6.
[6]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,910,536	$—	$—	$2,910,536
Mutual Funds	6,427,158	—	—	6,427,158
U.S. Treasury Bills	—	1,427,141	—	1,427,141
Repurchase Agreements	—	2,924,016	—	2,924,016
Equity Index Swap Agreements**	—	183,980	—	183,980
Total Assets	$9,337,694	$4,535,137	$—	$13,872,831

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$77,954	$—	$—	$77,954

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$6,953,642	$3,760,124	$(6,530,000)	$(7,464)	$(24,540)	$4,151,762	167,275	$152,745	$2,222
Guggenheim Ultra Short Duration Fund[1]	6,839,170	11,899,588	(16,450,000)	(134)	(13,228)	2,275,396	228,453	82,657	2,015
	$13,792,812	$15,659,712	$(22,980,000)	$(7,598)	$(37,768)	$6,427,158		$235,402	$4,237

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $4,190,722)	$4,337,677
Investments in affiliated issuers, at value (cost $6,445,662)	6,427,158
Repurchase agreements, at value (cost $2,924,016)	2,924,016
Unrealized appreciation on swap agreements	183,980
Receivables:
Fund shares sold	378,269
Variation margin on futures contracts	28,227
Dividends	13,193
Interest	239
Total assets	14,292,759

Liabilities:
Payable for:
Professional fees	21,274
Securities purchased	11,992
Fund shares redeemed	9,121
Management fees	9,041
Swap settlement	6,537
Licensing fees	6,410
Transfer agent and administrative fees	2,643
Investor service fees	2,643
Portfolio accounting fees	1,057
Trustees’ fees*	296
Miscellaneous	12,295
Total liabilities	83,309
Commitments and contingent liabilities (Note 13)	—
Net assets	$14,209,450

Net assets consist of:
Paid in capital	$16,650,089
Total distributable earnings (loss)	(2,440,639)
Net assets	$14,209,450
Capital shares outstanding	127,440
Net asset value per share	$111.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$114,473
Dividends from securities of affiliated issuers	235,402
Interest	70,841
Total investment income	420,716

Expenses:
Management fees	154,664
Investor service fees	42,962
Transfer agent and administrative fees	42,962
Professional fees	26,202
Portfolio accounting fees	17,185
Trustees’ fees*	5,293
Custodian fees	2,594
Line of credit fees	407
Miscellaneous	17,733
Total expenses	310,002
Less:
Expenses waived by Adviser	(474)
Net expenses	309,528
Net investment income	111,188

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(330,363)
Investments in affiliated issuers	(7,598)
Distributions received from affiliated investment company shares	4,237
Swap agreements	(2,334,538)
Futures contracts	48,671
Net realized loss	(2,619,591)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(476,510)
Investments in affiliated issuers	(37,768)
Swap agreements	353,878
Futures contracts	(128,675)
Net change in unrealized appreciation (depreciation)	(289,075)
Net realized and unrealized loss	(2,908,666)
Net decrease in net assets resulting from operations	$(2,797,478)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$111,188	$31,658
Net realized gain (loss) on investments	(2,619,591)	8,121,706
Net change in unrealized appreciation (depreciation) on investments	(289,075)	(420,249)
Net increase (decrease) in net assets resulting from operations	(2,797,478)	7,733,115

Distributions to shareholders	(3,676,566)	(312,256)[1]

Capital share transactions:
Proceeds from sale of shares	97,491,839	101,953,788
Distributions reinvested	3,676,566	312,256
Cost of shares redeemed	(103,803,896)	(102,877,419)
Net decrease from capital share transactions	(2,635,491)	(611,375)
Net increase (decrease) in net assets	(9,109,535)	6,809,484

Net assets:
Beginning of year	23,318,985	16,509,501
End of year	$14,209,450	$23,318,985

Capital share activity:
Shares sold	642,512	783,548
Shares issued from reinvestment of distributions	27,641	2,407
Shares redeemed	(678,730)	(799,910)
Net decrease in shares	(8,577)	(13,955)

[1]	For the year ended December 31, 2017, the distributions from net investment income and net realized gains were as follows (See Note 11):

Net investment income	$(8,701)
Net realized gains	(303,555)

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$171.44	$110.08	$84.22	$112.60	$169.97
Income (loss) from investment operations:
Net investment income (loss)[a]	1.01	.25	.06	(.06)	(.40)
Net gain (loss) on investments (realized and unrealized)	(18.55)	63.43	25.80	(2.89)	27.20
Total from investment operations	(17.54)	63.68	25.86	(2.95)	26.80
Less distributions from:
Net investment income	(.36)	(.06)	—	—	—
Net realized gains	(42.04)	(2.26)	—	(25.43)	(84.17)
Total distributions	(42.40)	(2.32)	—	(25.43)	(84.17)
Net asset value, end of period	$111.50	$171.44	$110.08	$84.22	$112.60

Total Return[b]	(14.23%)	58.51%	30.72%	(4.22%)	16.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,209	$23,319	$16,510	$21,905	$19,978
Ratios to average net assets:
Net investment income (loss)	0.65%	0.18%	0.07%	(0.06%)	(0.25%)
Total expenses[c]	1.80%	1.81%	1.77%	1.72%	1.76%
Net expenses[d]	1.80%	1.81%	1.77%	1.72%	1.76%
Portfolio turnover rate	362%	256%	361%	212%	227%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned 1.43% while the Dow Jones Industrial Average Index returned -3.48% over the same time period.

The Health Care and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. The Financials and Industrials sectors detracted the most from performance for the year.

Boeing Co., United Health Group, Inc., and Merck & Co., Inc. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Goldman Sachs Group, Inc., 3M Co., and International Business Machines Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.6%
Guggenheim Ultra Short Duration Fund	21.1%
Total	51.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	1.43%	(20.71%)	(27.82%)
Dow Jones Industrial Average Index	(3.48%)	9.70%	13.16%

*	Fund positions at December 31, 2018 did not represent the Fund’s daily target of -200% exposure to the underlying index.
*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 51.7%
Guggenheim Strategy Fund II1	26,164	$649,397
Guggenheim Ultra Short Duration Fund[1,6]	44,895	447,159
Total Mutual Funds
(Cost $1,101,452)		1,096,556

	Face Amount

FEDERAL AGENCY NOTES†† - 7.0%
Farmer Mac
1.55% due 07/03/19[2]	$100,000	99,444
Freddie Mac
1.75% due 05/30/19[5]	50,000	49,841
Total Federal Agency Notes
(Cost $149,322)		149,285

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
2.21% due 01/08/19[3]	40,000	39,985
Total U.S. Treasury Bills
(Cost $39,982)		39,985

REPURCHASE AGREEMENTS††,4 - 40.2%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	504,143	504,143
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	209,659	209,659
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	139,772	139,772
Total Repurchase Agreements
(Cost $853,574)		853,574

Total Investments - 100.8%
(Cost $2,144,330)		$2,139,400
Other Assets & Liabilities, net - (0.8)%		(17,602)
Total Net Assets - 100.0%		$2,121,798

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	2.67%	At Maturity	01/31/19	11	$252,779	$(2,044)
BNP Paribas	Dow Jones Industrial Average Index	2.52%	At Maturity	01/29/19	153	3,580,021	(28,946)
						$3,832,800	$(30,990)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,096,556	$—	$—	$1,096,556
Federal Agency Notes	—	149,285	—	149,285
U.S. Treasury Bills	—	39,985	—	39,985
Repurchase Agreements	—	853,574	—	853,574
Total Assets	$1,096,556	$1,042,844	$—	$2,139,400

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$30,990	$—	$30,990

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$992,937	$3,925,680	$(4,260,000)	$(5,950)	$(3,270)	$649,397	26,164	$29,809	$829
Guggenheim Ultra Short Duration Fund[1]	892,337	5,071,797	(5,510,000)	(5,631)	(1,344)	447,159	44,895	25,668	1,124
	$1,885,274	$8,997,477	$(9,770,000)	$(11,581)	$(4,614)	$1,096,556		$55,477	$1,953

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $189,304)	$189,270
Investments in affiliated issuers, at value (cost $1,101,452)	1,096,556
Repurchase agreements, at value (cost $853,574)	853,574
Receivables:
Fund shares sold	220,209
Securities sold	100,000
Dividends	3,560
Interest	914
Total assets	2,464,083

Liabilities:
Unrealized depreciation on swap agreements	30,990
Payable for:
Fund shares redeemed	288,728
Swap settlement	4,206
Securities purchased	3,700
Management fees	2,741
Transfer agent and administrative fees	810
Investor service fees	810
Portfolio accounting fees	323
Variation margin on futures contracts	239
Trustees’ fees*	51
Miscellaneous	9,687
Total liabilities	342,285
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,121,798

Net assets consist of:
Paid in capital	$19,659,623
Total distributable earnings (loss)	(17,537,825)
Net assets	$2,121,798
Capital shares outstanding	51,759
Net asset value per share	$40.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$55,477
Interest	28,937
Total investment income	84,414

Expenses:
Management fees	30,637
Investor service fees	8,510
Transfer agent and administrative fees	8,510
Professional fees	4,781
Portfolio accounting fees	3,404
Custodian fees	680
Trustees’ fees*	526
Line of credit fees	13
Miscellaneous	4,549
Total expenses	61,610
Less:
Expenses waived by Adviser	(173)
Net expenses	61,437
Net investment income	22,977

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(11,581)
Distributions received from affiliated investment company shares	1,953
Swap agreements	1,095,740
Futures contracts	(41,788)
Net realized gain	1,044,324
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34)
Investments in affiliated issuers	(4,614)
Swap agreements	(48,735)
Net change in unrealized appreciation (depreciation)	(53,383)
Net realized and unrealized gain	990,941
Net increase in net assets resulting from operations	$1,013,918

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$22,977	$(22,925)
Net realized gain (loss) on investments	1,044,324	(1,964,989)
Net change in unrealized appreciation (depreciation) on investments	(53,383)	(32,320)
Net increase (decrease) in net assets resulting from operations	1,013,918	(2,020,234)

Capital share transactions:
Proceeds from sale of shares	56,638,059	88,085,116
Cost of shares redeemed	(59,229,156)	(85,769,402)
Net increase (decrease) from capital share transactions	(2,591,097)	2,315,714
Net increase (decrease) in net assets	(1,577,179)	295,480

Net assets:
Beginning of year	3,698,977	3,403,497
End of year	$2,121,798	$3,698,977

Capital share activity:
Shares sold	1,570,062	1,601,378
Shares redeemed	(1,609,825)	(1,561,252)
Net increase (decrease) in shares	(39,763)	40,126

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$40.42	$66.22	$94.11	$102.38	$130.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.32)	(.25)	(1.50)	(1.80)
Net gain (loss) on investments (realized and unrealized)	.32	(25.48)	(27.64)	(6.77)	(26.49)
Total from investment operations	.57	(25.80)	(27.89)	(8.27)	(28.29)
Net asset value, end of period	$40.99	$40.42	$66.22	$94.11	$102.38

Total Return[b]	1.43%	(38.95%)	(29.65%)	(8.03%)	(21.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,122	$3,699	$3,403	$5,057	$2,305
Ratios to average net assets:
Net investment income (loss)	0.67%	(0.58%)	(0.84%)	(1.52%)	(1.51%)
Total expenses[c]	1.81%	1.81%	1.77%	1.72%	1.77%
Net expenses[d]	1.80%	1.81%	1.77%	1.72%	1.77%
Portfolio turnover rate	524%	915%	642%	270%	247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:10 reverse share split effective January 24, 2014.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, the Government Long Bond 1.2x Strategy Fund returned -5.32%.

The price movement of the Long Treasury Bond was -5.58% for 2018.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index, was -1.84%.

As prices of long-term Treasury bonds fell over 2018, their yields rose, from 2.74% to 3.02%. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on four occasions in 2018 in the face of low inflation. U.S. economic growth improved over the year, a result of tax cuts and strong fiscal spending. The quarter-point cut in the Fed funds rate in December was controversial, given signs of slowing growth domestically and even weaker growth abroad. Inflation has been contained, as commodity prices fell, especially oil.

There were two periods of rising yields in the period, the first in late January/early February, driven by the first equity-market correction in two years amid strong corporate earnings, synchronous global economic growth, and the discounted benefits of U.S. tax reform. The second occurred in October, when Treasury yields peaked at a four-year high, then fell sharply through the end of the year as equities slumped into negative territory and credit spreads widened significantly.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	39.8%
Guggenheim Strategy Fund II	23.2%
Guggenheim Ultra Short Duration Fund	11.8%
Total	74.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(5.32%)	5.75%	1.74%
Price Movement of Long Treasury Bond**	(5.58%)	3.13%	(1.05%)
Bloomberg Barclays U.S. Long Treasury Index	(1.84%)	5.93%	4.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 35.0%
Guggenheim Strategy Fund II1	125,359	$3,111,413
Guggenheim Ultra Short Duration Fund[1,6]	159,713	1,590,738
Total Mutual Funds
(Cost $4,723,846)		4,702,151

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 39.8%
U.S. Treasury Bonds
3.38% due 11/15/48	$5,000,000	5,348,437
Total U.S. Government Securities
(Cost $5,001,559)		5,348,437

FEDERAL AGENCY DISCOUNT NOTES†† - 2.2%
Freddie Mac
2.25% due 01/03/19[3,5]	300,000	299,980
Total Federal Agency Discount Notes
(Cost $299,963)		299,980

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
2.21% due 01/08/19[2,3]	225,000	224,916
Total U.S. Treasury Bills
(Cost $224,900)		224,916

REPURCHASE AGREEMENTS††,4 - 22.5%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	1,785,616	1,785,616
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	742,586	742,586
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	495,058	495,058
Total Repurchase Agreements
(Cost $3,023,260)		3,023,260

Total Investments - 101.2%
(Cost $13,273,528)		$13,598,744
Other Assets & Liabilities, net - (1.2)%		(162,314)
Total Net Assets - 100.0%		$13,436,430

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	74	Mar 2019	$11,883,938	$502,146

**	Includes cumulative appreciation. Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full power to control the assets and operations of the firm.
[6]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,702,151	$—	$—	$4,702,151
U.S. Government Securities	—	5,348,437	—	5,348,437
Federal Agency Discount Notes	—	299,980	—	299,980
U.S. Treasury Bills	—	224,916	—	224,916
Repurchase Agreements	—	3,023,260	—	3,023,260
Interest Rate Futures Contracts**	502,146	—	—	502,146
Total Assets	$5,204,297	$8,896,593	$—	$14,100,890

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$2,512,682	$8,918,467	$(8,300,000)	$7,902	$(27,638)	$3,111,413	125,359	$46,283	$1,666
Guggenheim Ultra Short Duration Fund[1]	1,606,986	9,343,785	(9,350,000)	(3,811)	(6,222)	1,590,738	159,713	42,243	1,300
	$4,119,668	$18,262,252	$(17,650,000)	$4,091	$(33,860)	$4,702,151		$88,526	$2,966

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $5,526,422)	$5,873,333
Investments in affiliated issuers, at value (cost $4,723,846)	4,702,151
Repurchase agreements, at value (cost $3,023,260)	3,023,260
Segregated cash with broker	57,285
Receivables:
Variation margin on futures contracts	41,661
Interest	22,158
Fund shares sold	10,664
Dividends	8,243
Total assets	13,738,755

Liabilities:
Overdraft due to custodian bank	28
Payable for:
Fund shares redeemed	258,078
Securities purchased	8,796
Management fees	5,100
Investor service fees	2,712
Transfer agent and administrative fees	2,170
Portfolio accounting fees	1,085
Trustees’ fees*	199
Miscellaneous	24,157
Total liabilities	302,325
Commitments and contingent liabilities (Note 13)	—
Net assets	$13,436,430

Net assets consist of:
Paid in capital	$25,055,028
Total distributable earnings (loss)	(11,618,598)
Net assets	$13,436,430
Capital shares outstanding	453,914
Net asset value per share	$29.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$88,526
Interest	277,205
Total investment income	365,731

Expenses:
Management fees	63,187
Investor service fees	31,593
Transfer agent and administrative fees	25,275
Professional fees	13,258
Portfolio accounting fees	12,637
Trustees’ fees*	3,295
Custodian fees	1,793
Line of credit fees	680
Miscellaneous	15,077
Total expenses	166,795
Less:
Expenses waived by Adviser	(325)
Net expenses	166,470
Net investment income	199,261

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(764,706)
Investments in affiliated issuers	4,091
Distributions received from affiliated investment company shares	2,966
Futures contracts	(450,830)
Net realized loss	(1,208,479)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	294,395
Investments in affiliated issuers	(33,860)
Futures contracts	396,654
Net change in unrealized appreciation (depreciation)	657,189
Net realized and unrealized loss	(551,290)
Net decrease in net assets resulting from operations	$(352,029)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$199,261	$190,590
Net realized gain (loss) on investments	(1,208,479)	997,554
Net change in unrealized appreciation (depreciation) on investments	657,189	(231,937)
Net increase (decrease) in net assets resulting from operations	(352,029)	956,207

Distributions to shareholders	(219,788)	(190,445)[1]

Capital share transactions:
Proceeds from sale of shares	246,354,128	305,778,361
Distributions reinvested	219,788	190,445
Cost of shares redeemed	(244,183,035)	(312,241,675)
Net increase (decrease) from capital share transactions	2,390,881	(6,272,869)
Net increase (decrease) in net assets	1,819,064	(5,507,107)

Net assets:
Beginning of year	11,617,366	17,124,473
End of year	$13,436,430	$11,617,366

Capital share activity:
Shares sold	8,395,631	9,987,452
Shares issued from reinvestment of distributions	7,557	6,217
Shares redeemed	(8,314,762)	(10,211,356)
Net increase (decrease) in shares	88,426	(217,687)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$31.79	$29.36	$29.73	$45.27	$33.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.38	.31	.32	.29
Net gain (loss) on investments (realized and unrealized)	(2.16)	2.43	(.38)	(3.29)	11.38
Total from investment operations	(1.70)	2.81	(.07)	(2.97)	11.67
Less distributions from:
Net investment income	(.46)	(.38)	(.30)	(.31)	(.28)
Net realized gains	(.03)	—	—	(12.26)	—
Total distributions	(.49)	(.38)	(.30)	(12.57)	(.28)
Net asset value, end of period	$29.60	$31.79	$29.36	$29.73	$45.27

Total Return[b]	(5.32%)	9.64%	(0.33%)	(5.09%)	34.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,436	$11,617	$17,124	$17,372	$28,003
Ratios to average net assets:
Net investment income (loss)	1.58%	1.24%	0.93%	0.86%	0.72%
Total expenses[c]	1.32%	1.30%	1.25%	1.21%	1.26%
Net expenses[d]	1.32%	1.30%	1.25%	1.21%	1.26%
Portfolio turnover rate	2,292%	2,055%	1,386%	1,800%	1,763%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, the Inverse Government Long Bond Strategy Fund returned 3.79%.

The price movement of the Long Treasury Bond was -5.58% for 2018.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index, was -1.84%.

As prices of long-term Treasury bonds fell over 2018, their yields rose, from 2.74% to 3.02%. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on four occasions in 2018 in the face of low inflation. U.S. economic growth improved over the year, a result of tax cuts and strong fiscal spending. The quarter-point cut in the Fed funds rate in December was controversial, given signs of slowing growth domestically and even weaker growth abroad. Inflation has been contained, as commodity prices fell, especially oil.

There were two periods of rising yields in the period, the first in late January/early February, driven by the first equity-market correction in two years amid strong corporate earnings, synchronous global economic growth, and the discounted benefits of U.S. tax reform. The second occurred in October, when Treasury yields peaked at a four-year high, then fell sharply through the end of the year as equities slumped into negative territory and credit spreads widened significantly.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.2%
Guggenheim Ultra Short Duration Fund	32.8%
Total	66.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	3.79%	(7.40%)	(6.10%)
Price Movement of Long Treasury Bond**	(5.58%)	3.13%	(1.05%)
Bloomberg Barclays U.S. Long Treasury Index	(1.84%)	5.93%	4.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 66.0%
Guggenheim Strategy Fund II1	59,146	$1,467,994
Guggenheim Ultra Short Duration Fund[1,8]	145,836	1,452,530
Total Mutual Funds
(Cost $2,927,848)		2,920,524

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 5.6%
Freddie Mac
2.24% due 01/03/19[2,3]	$250,000	249,983
Total Federal Agency Discount Notes
(Cost $249,969)		249,983

FEDERAL AGENCY NOTES†† - 5.2%
Freddie Mac
1.75% due 05/30/19[2]	130,000	129,588
Farmer Mac
1.55% due 07/03/19[4]	100,000	99,444
Total Federal Agency Notes
(Cost $229,096)		229,032

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bill
2.21% due 01/08/19[3,5]	26,000	25,990
Total U.S. Treasury Bills
(Cost $25,988)		25,990

REPURCHASE AGREEMENTS†† - 100.8%
Individual Repurchase Agreements[6]
Barclays Capital issued 12/31/18 at 2.50% due 01/02/19 (secured by a U.S. Treasury Bond, at a rate of 3.38% and maturing 11/15/48 as collateral, with a value of $1,816,365) to be repurchased at $1,780,997	1,780,750	1,780,750
Mizuho Financial Group, Inc. issued 12/31/18 at 2.95% due 01/02/19 (secured by a U.S. Treasury Bond, at a rate of 3.38% and maturing 11/15/48 as collateral, with a value of $1,615,757) to be repurchased at $1,578,027	1,577,769	1,577,769

Joint Repurchase Agreements[7]
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	650,246	650,246
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	270,419	270,419
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	180,279	180,279
Total Repurchase Agreements
(Cost $4,459,463)		4,459,463

Total Investments - 178.2%
(Cost $7,892,364)		$7,884,992

U.S. Government Securities Sold Short†† - (77.4)%
U.S. Treasury Bond
3.38% due 11/15/48	3,200,000	(3,423,000)
Total U.S. Government Securities Sold Short
(Proceeds $3,269,703)		(3,423,000)
Other Assets & Liabilities, net - (0.8)%		(36,067)
Total Net Assets - 100.0%		$4,425,925

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	7	Mar 2019	$1,124,156	$(58,708)

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	All or a portion of this security is pledged as short security collateral at December 31, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,920,524	$—	$—	$2,920,524
Federal Agency Discount Notes	—	249,983	—	249,983
Federal Agency Notes	—	229,032	—	229,032
U.S. Treasury Bills	—	25,990	—	25,990
Repurchase Agreements	—	4,459,463	—	4,459,463
Total Assets	$2,920,524	$4,964,468	$—	$7,884,992

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$3,423,000	$—	$3,423,000
Interest Rate Futures Contracts**	58,708	—	—	58,708
Total Liabilities	$58,708	$3,423,000	$—	$3,481,708

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,538,100	$2,187,259	$(2,245,000)	$(1,880)	$(10,485)	$1,467,994	59,146	$41,157	$840
Guggenheim Ultra Short Duration Fund[1]	1,239,073	1,417,193	(1,195,000)	(994)	(7,742)	1,452,530	145,836	35,890	1,127
	$2,777,173	$3,604,452	$(3,440,000)	$(2,874)	$(18,227)	$2,920,524		$77,047	$1,967

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $505,053)	$505,005
Investments in affiliated issuers, at value (cost $2,927,848)	2,920,524
Repurchase agreements, at value (cost $4,459,463)	4,459,463
Receivables:
Fund shares sold	6,111
Dividends	5,124
Interest	1,311
Total assets	7,897,538

Liabilities:
Securities sold short, at value (proceeds $3,269,703)	3,423,000
Payable for:
Fund shares redeemed	11,197
Securities purchased	5,459
Variation margin on futures contracts	3,719
Management fees	2,862
Transfer agent and administrative fees	876
Investor service fees	876
Portfolio accounting fees	350
Trustees’ fees*	78
Miscellaneous	23,196
Total liabilities	3,471,613
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,425,925

Net assets consist of:
Paid in capital	$11,538,996
Total distributable earnings (loss)	(7,113,071)
Net assets	$4,425,925
Capital shares outstanding	45,010
Net asset value per share	$98.33

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$77,047
Interest	92,797
Total investment income	169,844

Expenses:
Short interest expense	118,068
Management fees	41,646
Investor service fees	11,568
Transfer agent and administrative fees	11,568
Portfolio accounting fees	4,627
Trustees’ fees*	1,313
Custodian fees	663
Miscellaneous	10,039
Total expenses	199,492
Less:
Expenses waived by Adviser	(292)
Net expenses	199,200
Net investment loss	(29,356)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	(2,874)
Distributions received from affiliated investment company shares	1,967
Futures contracts	59,274
Securities sold short	316,474
Net realized gain	374,856
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(47)
Investments in affiliated issuers	(18,227)
Securities sold short	(143,191)
Futures contracts	(51,823)
Net change in unrealized appreciation (depreciation)	(213,288)
Net realized and unrealized gain	161,568
Net increase in net assets resulting from operations	$132,212

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(29,356)	$(100,248)
Net realized gain (loss) on investments	374,856	(379,988)
Net change in unrealized appreciation (depreciation) on investments	(213,288)	(89,386)
Net increase (decrease) in net assets resulting from operations	132,212	(569,622)

Capital share transactions:
Proceeds from sale of shares	42,664,602	188,057,984
Cost of shares redeemed	(43,047,030)	(186,633,374)
Net increase (decrease) from capital share transactions	(382,428)	1,424,610
Net increase (decrease) in net assets	(250,216)	854,988

Net assets:
Beginning of year	4,676,141	3,821,153
End of year	$4,425,925	$4,676,141

Capital share activity:
Shares sold	424,953	1,913,948
Shares redeemed	(429,298)	(1,901,334)
Net increase (decrease) in shares	(4,345)	12,614

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[h]	Year Ended December 31, 2015[h]	Year Ended December 31, 2014[g,h]
Per Share Data
Net asset value, beginning of period	$94.75	$104.00	$107.17	$108.46	$159.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(1.88)	(.87)	(3.63)	(5.40)
Net gain (loss) on investments (realized and unrealized)	4.22	(7.37)	(2.30)	2.34	(33.58)
Total from investment operations	3.58	(9.25)	(3.17)	(1.29)	(38.98)
Less distributions from:
Net realized gains	—	—	—	—	(12.36)
Total distributions	—	—	—	—	(12.36)
Net asset value, end of period	$98.33	$94.75	$104.00	$107.17	$108.46

Total Return[b]	3.79%	(8.89%)	(2.94%)	(1.22%)	(24.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,426	$4,676	$3,821	$4,740	$6,595
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.89%)	(2.59%)	(3.39%)	(3.90%)
Total expenses[c,d]	4.31%	4.00%	3.65%	3.66%	4.10%
Net expenses[e,f]	4.30%	4.00%	3.65%	3.66%	4.10%
Portfolio turnover rate	907%	2,300%	1,384%	1,305%	2,537%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include interest expense related to short sales.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Excluding interest expense, the net expense ratios for the periods presented would be:

2018	2017	2016	2015	2014
1.75%	1.75%	1.72%	1.65%	1.71%

[g]	Reverse share split — Per share amounts for the period presented through December 31, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[h]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2018, the High Yield Strategy returned -0.87%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned -2.08% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

Until the fourth quarter of 2018, the high-yield sector was poised to deliver positive total returns for the year. In the final weeks of the year, high-yield corporates gave back some or all their year-to-date gains. The severe tightening of financial conditions was comparable to 2015. Spread widening was initially driven by trade and tariff concerns, impacting vulnerable sectors like technology, autos, and capital goods. It was then exacerbated by a bear market in oil. West Texas Intermediate oil prices fell from an October 2018 peak of $76 per barrel to end the year around $45 per barrel, a 41 percent decline in a single quarter. Like the 2014 experience, the decline in oil prices caused a sharp repricing of credit risk in high-yield energy.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

166 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.8%
Guggenheim Ultra Short Duration Fund	24.4%
Total	57.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	(0.87%)	4.25%
Bloomberg Barclays U.S. Corporate High Yield Index	(2.08%)	3.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS	December 31, 2018
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF	20	$1,624
SPDR Bloomberg Barclays High Yield Bond ETF[1]	47	1,581
Total Exchange-Traded Funds
(Cost $3,012)		3,205

MUTUAL FUNDS† - 57.2%
Guggenheim Strategy Fund II2	54,379	1,349,675
Guggenheim Ultra Short Duration Fund[2,13]	100,629	1,002,262
Total Mutual Funds
(Cost $2,342,114)		2,351,937

	Face Amount

FEDERAL AGENCY NOTES†† - 20.4%
Federal Home Loan Bank
2.28% (1 Month USD LIBOR -0.07%, Rate Floor: 0.00%) due 10/01/19[3,4]	$290,000	289,933
Freddie Mac
1.75% due 05/30/19[5]	200,000	199,366
Farmer Mac
1.55% due 07/03/19[4]	200,000	198,887
Federal Farm Credit Bank
2.45% (1 Month USD LIBOR -0.05%, Rate Floor: 0.00%) due 01/23/19[3,4]	150,000	149,998
Total Federal Agency Notes
(Cost $838,405)		838,184

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
2.21% due 01/08/19[6,7]	33,000	32,988
Total U.S. Treasury Bills
(Cost $32,985)		32,988

REPURCHASE AGREEMENTS††,8 - 16.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[9]	409,131	409,131
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[9]	170,146	170,146
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[9]	113,430	113,430
Total Repurchase Agreements
(Cost $692,707)		692,707

	Shares

SECURITIES LENDING COLLATERAL†,10 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[11]	1,025	1,025
Total Securities Lending Collateral
(Cost $1,025)		1,025

Total Investments - 95.3%
(Cost $3,910,248)		$3,920,046
Other Assets & Liabilities, net - 4.7%		192,519
Total Net Assets - 100.0%		$4,112,565

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	28	Mar 2019	$3,210,813	$49,559

Centrally Cleared Credit Default Swaps††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.31 Index	5.00%	At Maturity	12/20/23	$3,700,000	$75,619	$166,223	$(90,605)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††,12
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	2.01%	At Maturity	01/25/19	4,160	$337,875	$6,614

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
HIGH YIELD STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2018.
[10]	Securities lending collateral — See Note 7.
[11]	Rate indicated is the 7-day yield as of December 31, 2018.
[12]	Total Return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective at December 31, 2018.
[13]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
CDX.NA.HY.31 Index — Credit Default Swap North American High Yield Series 31 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,205	$—	$—	$3,205
Mutual Funds	2,351,937	—	—	2,351,937
Federal Agency Notes	—	838,184	—	838,184
U.S. Treasury Bills	—	32,988	—	32,988
Repurchase Agreements	—	692,707	—	692,707
Securities Lending Collateral	1,025	—	—	1,025
Interest Rate Futures Contracts**	49,559	—	—	49,559
Credit Index Swap Agreements**	—	6,614	—	6,614
Total Assets	$2,405,726	$1,570,493	$—	$3,976,219

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$90,605	$—	$90,605

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$2,125,460	$786,470	$(1,550,000)	$1,083	$(13,338)	$1,349,675	54,379	$45,280	$910
Guggenheim Ultra Short Duration Fund[1]	1,720,466	1,690,746	(2,400,000)	1,361	(10,311)	1,002,262	100,629	39,429	1,236
	$3,845,926	$2,477,216	$(3,950,000)	$2,444	$(23,649)	$2,351,937		$84,709	$2,146

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $1,176 of securities loaned (cost $875,427)	$875,402
Investments in affiliated issuers, at value (cost $2,342,114)	2,351,937
Repurchase agreements, at value (cost $692,707)	692,707
Cash	173
Segregated cash with broker	25,530
Unamortized upfront premiums paid on credit default swap agreements	166,223
Unrealized appreciation on swap agreements	6,614
Receivables:
Interest	8,720
Variation margin on futures contracts	6,563
Dividends	5,237
Variation margin on credit default swap agreements	5,035
Securities lending income	2
Total assets	4,144,143

Liabilities:
Payable for:
Fund shares redeemed	6,236
Securities purchased	5,509
Professional fees	4,735
Management fees	2,924
Return of securities lending collateral	1,198
Transfer agent and administrative fees	1,075
Investor service fees	1,075
Portfolio accounting fees	430
Trustees’ fees*	114
Swap settlement	92
Miscellaneous	8,190
Total liabilities	31,578
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,112,565

Net assets consist of:
Paid in capital	$4,159,697
Total distributable earnings (loss)	(47,132)
Net assets	$4,112,565
Capital shares outstanding	52,757
Net asset value per share	$77.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$9,230
Dividends from securities of affiliated issuers	84,709
Interest	32,081
Income from securities lending, net	1,177
Total investment income	127,197

Expenses:
Management fees	38,247
Investor service fees	12,749
Transfer agent and administrative fees	12,749
Portfolio accounting fees	5,100
Professional fees	4,810
Trustees’ fees*	1,480
Custodian fees	744
Line of credit fees	5
Miscellaneous	6,744
Total expenses	82,628
Less:
Expenses waived by Adviser	(299)
Net expenses	82,329
Net investment income	44,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,451)
Investments in affiliated issuers	2,444
Distributions received from affiliated investment company shares	2,146
Swap agreements	95,972
Futures contracts	(111,846)
Net realized loss	(19,735)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,515)
Investments in affiliated issuers	(23,649)
Swap agreements	(151,224)
Futures contracts	74,643
Net change in unrealized appreciation (depreciation)	(107,745)
Net realized and unrealized loss	(127,480)
Net decrease in net assets resulting from operations	$(82,612)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$44,868	$27,422
Net realized gain (loss) on investments	(19,735)	663,785
Net change in unrealized appreciation (depreciation) on investments	(107,745)	(180,503)
Net increase (decrease) in net assets resulting from operations	(82,612)	510,704

Total distributions to shareholders	(294,767)	(320,362)[1]

Capital share transactions:
Proceeds from sale of shares	26,422,176	26,835,037
Distributions reinvested	294,767	320,362
Cost of shares redeemed	(28,750,779)	(28,212,332)
Net decrease from capital share transactions	(2,033,836)	(1,056,933)
Net decrease in net assets	(2,411,215)	(866,591)

Net assets:
Beginning of year	6,523,780	7,390,371
End of year	$4,112,565	$6,523,780

Capital share activity:
Shares sold	327,338	322,071
Shares issued from reinvestment of distributions	3,747	3,919
Shares redeemed	(356,416)	(338,582)
Net decrease in shares	(25,331)	(12,592)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Period Ended December 31, 2014[a,f]
Per Share Data
Net asset value, beginning of period	$83.54	$81.50	$75.17	$76.12	$75.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	.29	.14	(.30)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.39)	5.23	6.99	(.29)	1.21
Total from investment operations	(.68)	5.52	7.13	(.59)	1.12
Less distributions from:
Net investment income	(4.91)	(3.48)	(.80)	—	—
Net realized gains	—	—	—	(.36)	—
Total distributions	(4.91)	(3.48)	(.80)	(.36)	—
Net asset value, end of period	$77.95	$83.54	$81.50	$75.17	$76.12

Total Return[c]	(0.87%)	6.87%	11.62%	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,113	$6,524	$7,390	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	0.88%	0.35%	0.51%	(0.39%)	(0.51%)
Total expenses[d]	1.62%	1.60%	1.56%	1.49%	1.57%
Net expenses[e]	1.61%	1.60%	1.56%	1.49%	1.57%
Portfolio turnover rate	116%	124%	255%	258%	—

[a]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2018, U.S. Government Money Market Fund returned 0.58%.

Chair of the Federal Reserve, Jerome Powell took office in February of 2018, replacing Janet Yellen. The Fed stayed the course on higher interest rates during the year and raised interest rates four times in 2018. The Fed’s target rate at the start of the year was in the 1.25% to 1.50% range and ended the year in the 2.25% to 2.50% range. The Fund’s yield increased steadily throughout 2018 in line with the general increase in interest rates.

The U.S. economy remained strong throughout 2018. However, stock market volatility in the fourth quarter, as well as some indicators showing softness in parts of the economy, may cause the Fed to hold off on further interest rate increases or simply slow the rate of increases going forward. The most recent dot plot in December 2018 had the Fed expecting to raise interest rates twice in 2019. The market is expecting that the Fed will pause for an extended period and not raise interest rates at all in 2019.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.58%	0.12%	0.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

174 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 40.8%
Federal Farm Credit Bank[1]
2.42% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 03/12/19[2]	$5,000,000	$4,998,668
2.44% (U.S. Prime Rate - 3.06%, Rate Floor: 0.00%) due 06/05/19[2]	5,000,000	4,997,741
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 09/25/19[2]	4,000,000	4,000,571
2.42% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 10/10/19[2]	660,000	659,483
1.45% due 03/20/19	380,000	379,294
1.20% due 02/13/19	356,000	355,492
5.67% due 05/22/19	250,000	253,114
1.95% due 02/15/19	200,000	199,907
1.75% due 03/18/19	50,000	49,934
4.13% due 03/04/19	15,000	15,045
Total Federal Farm Credit Bank		15,909,249
Federal Home Loan Bank[1]
1.38% due 03/18/19	2,000,000	1,995,853
2.47% (3 Month USD LIBOR - 0.31%, Rate Floor: 0.00%) due 03/13/19[2]	1,500,000	1,499,809
2.24% (1 Month USD LIBOR - 0.11%, Rate Floor: 0.00%) due 01/04/19[2]	1,250,000	1,249,981
2.48% (3 Month USD LIBOR - 0.31%, Rate Floor: 0.00%) due 03/15/19[2]	1,000,000	999,871
1.63% due 06/14/19	1,000,000	995,641
2.46% (3 Month USD LIBOR - 0.33%, Rate Floor: 0.00%) due 03/15/19[2]	800,000	799,890
2.46% (3 Month USD LIBOR - 0.31%, Rate Floor: 0.00%) due 03/08/19[2]	650,000	650,013
1.88% due 03/08/19	645,000	644,251
5.38% due 05/15/19	465,000	469,838
1.25% due 05/24/19	350,000	348,366
2.00% due 03/05/19	330,000	329,723
4.30% due 03/06/19	80,000	80,270
Total Federal Home Loan Bank		10,063,506
Freddie Mac[3]
3.75% due 03/27/19	1,570,000	1,574,531
1.75% due 05/30/19	612,000	610,292
0.95% due 01/30/19	375,000	374,601
1.10% due 05/24/19	300,000	298,424
1.35% due 01/25/19	250,000	249,853
1.13% due 05/24/19	250,000	248,707
1.10% due 01/25/19	225,000	224,799
Total Freddie Mac		3,581,207
Farmer Mac[1]
2.54% (U.S. Prime Rate - 2.96%, Rate Floor: 0.00%) due 12/23/19[2]	2,000,000	2,000,000
1.55% due 07/03/19	1,000,000	994,619
Total Farmer Mac		2,994,619
Fannie Mae[3]
1.38% due 03/13/19	1,325,000	1,322,507
1.13% due 01/04/19	500,000	499,954
2.51% (1 Month USD LIBOR, Rate Floor: 0.00%) due 02/28/19[2]	300,000	300,000
Total Fannie Mae		2,122,461
Total Federal Agency Notes
(Cost $34,671,042)		34,671,042

FEDERAL AGENCY DISCOUNT NOTES†† - 6.5%
Freddie Mac
2.24% due 01/03/19[3,4]	5,000,000	4,999,377
Federal Home Loan Bank
2.38% due 01/18/19[1,3]	500,000	499,439
Total Federal Agency Discount Notes
(Cost $5,498,816)		5,498,816

U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bill
2.29% due 03/21/19[4]	1,400,000	1,392,929
Total U.S. Treasury Bills
(Cost $1,392,929)		1,392,929

REPURCHASE AGREEMENTS††,5 - 51.6%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	25,895,470	25,895,470
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	10,769,185	10,769,185
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	7,179,457	7,179,457
Total Repurchase Agreements
(Cost $43,844,112)		43,844,112

Total Investments - 100.5%
(Cost $85,406,899)		$85,406,899
Other Assets & Liabilities, net - (0.5)%		(398,581)
Total Net Assets - 100.0%		$85,008,318

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
U.S. GOVERNMENT MONEY MARKET FUND

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	On September 7, 2008. The issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$34,671,042	$—	$34,671,042
Federal Agency Discount Notes	—	5,498,816	—	5,498,816
U.S. Treasury Bills	—	1,392,929	—	1,392,929
Repurchase Agreements	—	43,844,112	—	43,844,112
Total Assets	$—	$85,406,899	$—	$85,406,899

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $41,562,787)	$41,562,787
Repurchase agreements, at value (cost $43,844,112)	43,844,112
Receivables:
Interest	94,942
Total assets	85,501,841

Liabilities:
Payable for:
Fund shares redeemed	292,625
Management fees	27,984
Investor service fees	13,992
Transfer agent and administrative fees	11,194
Portfolio accounting fees	5,597
Trustees’ fees*	1,198
Miscellaneous	140,933
Total liabilities	493,523
Commitments and contingent liabilities (Note 13)	—
Net assets	$85,008,318

Net assets consist of:
Paid in capital	$85,008,318
Total distributable earnings (loss)	—
Net assets	$85,008,318
Capital shares outstanding	84,995,661
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Interest	$1,240,469
Total investment income	1,240,469

Expenses:
Management fees	328,670
Investor service fees	164,335
Transfer agent and administrative fees	131,469
Professional fees	81,259
Portfolio accounting fees	65,733
Trustees’ fees*	18,979
Custodian fees	9,446
Miscellaneous	67,441
Total expenses	867,332
Net investment income	373,137

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,123
Net realized gain	2,123
Net increase in net assets resulting from operations	$375,260

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$373,137	$1,135
Net realized gain on investments	2,123	1,605
Net increase in net assets resulting from operations	375,260	2,740

Distributions to shareholders	(377,479)	(7,683)[1]

Capital share transactions:
Proceeds from sale of shares	224,930,817	137,795,910
Distributions reinvested	377,479	7,683
Cost of shares redeemed	(218,566,974)	(121,233,340)
Net increase from capital share transactions	6,741,322	16,570,253
Net increase in net assets	6,739,103	16,565,310

Net assets:
Beginning of year	78,269,215	61,703,905
End of year	$85,008,318	$78,269,215

Capital share activity:
Shares sold	224,930,817	137,794,598
Shares issued from reinvestment of distributions	377,638	7,681
Shares redeemed	(218,566,974)	(121,233,339)
Net increase in shares	6,741,481	16,568,940

[1]	For the year ended December 31, 2017, the distributions from the net investment income and net realized gains were as follows (See Note 11).

Net investment income	$(1,312)
Net realized gains	(6,371)

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	—	— [b]	— [b]	— [b]	— [b]
Total from investment operations	.01	—	—	—	—
Less distributions from:
Net investment income	(.01)	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(.01)	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.58%	0.01%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,008	$78,269	$61,704	$99,178	$98,358
Ratios to average net assets:
Net investment income (loss)	0.57%	— [e]	— [e]	— [e]	— [e]
Total expenses	1.32%	1.31%	1.25%	1.20%	1.26%
Net expenses[d]	1.32%	0.96%	0.40%	0.13%	0.05%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Net expense information reflects the expense ratio after expense waivers, as applicable.
[e]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company with the exception of the U.S. Government Money Market Fund, which is a diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

OTC and centrally-cleared credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$6,112,947	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	64,384
NASDAQ-100® Fund	Index exposure, Liquidity	15,843,244	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	31,726
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	5,066,797	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	23,237,828	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,628,115	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	41,590
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	152,768	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	442,400	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	94,825
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,051,685	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	478,815
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	11,739,461	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	792,391
High Yield Strategy Fund	Duration, Index exposure, Liquidity	3,980,766	—

THE RYDEX FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$41,392,397	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	3,160,959
NASDAQ-100® Fund	Index exposure, Liquidity	26,506,097	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	2,441,995
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	74,425,484	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	93,481,906	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	7,302,642	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	181,372
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,585,456	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,460,397	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,538,783
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	25,170,414	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	5,150,059
High Yield Strategy Fund	Duration, Index exposure, Liquidity	391,981	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$4,100,000

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Credit contracts	Variation margin on credit default swap agreements
Unamortized upfront premiums paid on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk	Total Value at December 31, 2018
Nova Fund	$2,042	$239,373	$—	$—	$241,415
NASDAQ-100® Fund	—	232,546	—	—	232,546
Inverse NASDAQ-100® Strategy Fund	3,438	—	—	—	3,438
S&P 500® 2x Strategy Fund	2,042	630,358	—	—	632,400
NASDAQ-100® 2x Strategy Fund	—	639,560	—	—	639,560
Mid-Cap 1.5x Strategy Fund	—	54,067	—	—	54,067
Russell 2000® 2x Strategy Fund	—	38,856	—	—	38,856
Russell 2000® 1.5x Strategy Fund	—	118,009	—	—	118,009
Inverse Russell 2000® Strategy Fund	5,496	—	—	—	5,496
Dow 2x Strategy Fund	—	183,980	—	—	183,980
Government Long Bond 1.2x Strategy Fund	—	—	502,146	—	502,146
High Yield Strategy Fund	—	—	49,559	6,614	56,173

THE RYDEX FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk	Total Value at December 31, 2018
Inverse S&P 500® Strategy Fund	$754	$43,895	$—	$—	$44,649
NASDAQ-100® Fund	681,910	—	—	—	681,910
Inverse NASDAQ-100® Strategy Fund	—	76,423	—	—	76,423
NASDAQ-100® 2x Strategy Fund	621,269	—	—	—	621,269
Mid-Cap 1.5x Strategy Fund	97,352	—	—	—	97,352
Inverse Mid-Cap Strategy Fund	661	2,593	—	—	3,254
Russell 2000® 2x Strategy Fund	11,010	—	—	—	11,010
Russell 2000® 1.5x Strategy Fund	44,040	—	—	—	44,040
Inverse Russell 2000® Strategy Fund	—	51,688	—	—	51,688
Dow 2x Strategy Fund	77,954	—	—	—	77,954
Inverse Dow 2x Strategy Fund	—	30,990	—	—	30,990
Inverse Government Long Bond Strategy Fund	—	—	58,708	—	58,708
High Yield Strategy Fund	—	—	—	90,605	90,605

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$89,987	$(2,860,021)	$—	$—	$(2,770,034)
Inverse S&P 500® Strategy Fund	(58,436)	209,686	—	—	151,250
NASDAQ-100® Fund	(1,728,621)	385,956	—	—	(1,342,665)
Inverse NASDAQ-100® Strategy Fund	5,359	176,461	—	—	181,820
S&P 500® 2x Strategy Fund	(382,718)	(9,006,156)	—	—	(9,388,874)
NASDAQ-100® 2x Strategy Fund	(1,236,679)	(10,185,330)	—	—	(11,422,009)
Mid-Cap 1.5x Strategy Fund	1,353	(1,700,077)	—	—	(1,698,724)
Inverse Mid-Cap Strategy Fund	1,057	(30,206)	—	—	(29,149)
Russell 2000® 2x Strategy Fund	73,056	(899,869)	—	—	(826,813)
Russell 2000® 1.5x Strategy Fund	67,005	(1,857,980)	—	—	(1,790,975)
Inverse Russell 2000® Strategy Fund	(1,729)	262,967	—	—	261,238
Dow 2x Strategy Fund	48,671	(2,334,538)	—	—	(2,285,867)
Inverse Dow 2x Strategy Fund	(41,788)	1,095,740	—	—	1,053,952
Government Long Bond 1.2x Strategy Fund	—	—	(450,830)	—	(450,830)
Inverse Government Long Bond Strategy Fund	—	—	59,274	—	59,274
High Yield Strategy Fund	—	—	(111,846)	95,972	(15,874)

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(131,993)	$353,158	$—	$—	$221,165
Inverse S&P 500® Strategy Fund	1,025	(53,476)	—	—	(52,451)
NASDAQ-100® Fund	(764,091)	298,165	—	—	(465,926)
Inverse NASDAQ-100® Strategy Fund	3,438	(81,311)	—	—	(77,873)
S&P 500® 2x Strategy Fund	(155,178)	855,047	—	—	699,869
NASDAQ-100® 2x Strategy Fund	(627,467)	1,295,096	—	—	667,629
Mid-Cap 1.5x Strategy Fund	(128,295)	74,186	—	—	(54,109)
Inverse Mid-Cap Strategy Fund	(661)	(3,194)	—	—	(3,855)
Russell 2000® 2x Strategy Fund	(8,805)	99,948	—	—	91,143
Russell 2000® 1.5x Strategy Fund	(42,128)	169,124	—	—	126,996
Inverse Russell 2000® Strategy Fund	6,162	(58,373)	—	—	(52,211)
Dow 2x Strategy Fund	(128,675)	353,878	—	—	225,203
Inverse Dow 2x Strategy Fund	—	(48,735)	—	—	(48,735)
Government Long Bond 1.2x Strategy Fund	—	—	396,654	—	396,654
Inverse Government Long Bond Strategy Fund	—	—	(51,823)	—	(51,823)
High Yield Strategy Fund	—	—	74,643	(151,224)	(76,581)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

THE RYDEX FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$239,373	$—	$239,373	$—	$—	$239,373
NASDAQ-100® Fund	Swap equity contracts	232,546	—	232,546	—	—	232,546
S&P 500® 2x Strategy Fund	Swap equity contracts	630,358	—	630,358	—	—	630,358
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	639,560	—	639,560	—	—	639,560
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	54,067	—	54,067	—	—	54,067
Russell 2000® 2x Strategy Fund	Swap equity contracts	38,856	—	38,856	—	—	38,856
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	118,009	—	118,009	—	—	118,009
Dow 2x Strategy Fund	Swap equity contracts	183,980	—	183,980	—	—	183,980
High Yield Strategy Fund	Swap equity contracts	6,614	—	6,614	—	—	6,614

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$43,895	$—	$43,895	$(39,878)	$—	$4,017
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	76,423	—	76,423	(72,645)	—	3,778
Inverse Mid-Cap Strategy Fund	Swap equity contracts	2,593	—	2,593	(1,251)	—	1,342
Inverse Russell 2000® Strategy Fund	Swap equity contracts	51,688	—	51,688	(44,878)	—	6,810
Inverse Dow 2x Strategy Fund	Swap equity contracts	30,990	—	30,990	—	—	30,990

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

188 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange traded or centrally cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2018.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse NASDAQ-100® Strategy Fund	Goldman Sachs Group	Futures contracts	$22,800	$—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	271,614	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	799	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	57,285	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	25,530	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived:
Nova Fund	$1,606
Inverse S&P 500 Strategy Fund	214
NASDAQ-100® Fund	2,253
Inverse NASDAQ-100® Fund	82
S&P 500® 2x Strategy Fund	1,784
NASDAQ-100® 2x Strategy Fund	2,510
Mid-Cap 1.5x Strategy Fund	582
Inverse Mid-Cap Strategy Fund	14
Russell 2000® 2x Strategy Fund	11
Russell 2000® 1.5x Strategy Fund	476
Inverse Russell 2000® Strategy Fund	79
Dow 2x Strategy Fund	474
Inverse Dow 2x Strategy Fund	173
Government Long Bond 1.2x Strategy Fund	325
Inverse Government Long Bond Strategy Fund	292
High Yield Strategy Fund	299

190 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.95%			1.13%
Due 01/02/19	$54,122,377	$54,131,247	06/30/21	$57,040,000	$55,203,996
			U.S. Treasury Bill
			0.00%
			01/03/19	900	900
				57,040,900	55,204,896

Barclays Capital			U.S. Treasury Note
2.93%			2.50%
Due 01/02/19	22,507,947	22,511,611	05/15/24	22,942,600	22,958,127

Bank of America Merrill Lynch			U.S. Treasury Strip
2.95%			0.00%
Due 01/02/19	15,005,298	15,007,757	08/15/31	22,092,096	15,305,404

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The

THE RYDEX FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$52,669	$(52,669)	$—	$47,334	$8,010	$55,344
S&P 500® 2x Strategy Fund	223	(223)	—	200	34	234
NASDAQ-100® 2x Strategy Fund	13,276	(13,276)	—	11,931	2,019	13,950
Mid-Cap 1.5x Strategy Fund	18,456	(18,456)	—	16,262	2,752	19,014
Russell 2000® 2x Strategy Fund	70	(70)	—	62	10	72
Russell 2000® 1.5x Strategy Fund	689	(689)	—	608	103	711
High Yield Strategy Fund	1,176	(1,176)	—	1,025	173	1,198

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

192 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$2,952,794	$—	$2,952,794
NASDAQ-100® Fund	3,450,545	—	3,450,545
S&P 500® 2x Strategy Fund	3,409,316	—	3,409,316
NASDAQ-100® 2x Strategy Fund	11,852,712	—	11,852,712
Mid-Cap 1.5x Strategy Fund	1,545,520	—	1,545,520
Russell 2000® 2x Strategy Fund	567,824	—	567,824
Russell 2000® 1.5x Strategy Fund	457,521	—	457,521
Dow 2x Strategy Fund	3,676,566	—	3,676,566
Government Long Bond 1.2x Strategy Fund	212,506	7,282	219,788
High Yield Strategy Fund	294,767	—	294,767
U.S. Government Money Market Fund	377,479	—	377,479

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$13,432	$1,183,600	$1,197,032
NASDAQ-100® Fund	—	5,453,414	5,453,414
S&P 500® 2x Strategy Fund	1,231,746	—	1,231,746
NASDAQ-100® 2x Strategy Fund	—	681,689	681,689
Mid-Cap 1.5x Strategy Fund	2,573,815	479,613	3,053,428
Russell 2000® 2x Strategy Fund	219,611	—	219,611
Russell 2000® 1.5x Strategy Fund	283,182	—	283,182
Dow 2x Strategy Fund	8,701	303,555	312,256
Government Long Bond 1.2x Strategy Fund	190,445	—	190,445
High Yield Strategy Fund	320,362	—	320,362
U.S. Government Money Market Fund	7,683	—	7,683

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$297,044	$—	$(928,528)	$(1,256,438)	$(1,887,922)
Inverse S&P 500® Strategy Fund	23,390	—	(45,112)	(13,857,704)	(13,879,426)
NASDAQ-100® Fund	660,762	1,122,922	13,357,651	—	15,141,335
Inverse NASDAQ-100® Strategy Fund	7,340	—	(78,625)	(6,009,734)	(6,081,019)
S&P 500® 2x Strategy Fund	—	—	304,191	(7,937,711)	(7,633,520)
NASDAQ-100® 2x Strategy Fund	152,253	—	610,734	(3,840,816)	(3,077,829)
Mid-Cap 1.5x Strategy Fund	59,249	—	(8,244)	(1,829,202)	(1,778,197)
Inverse Mid-Cap Strategy Fund	1,261	—	(3,175)	(1,685,206)	(1,687,120)
Russell 2000® 2x Strategy Fund	17,885	—	40,501	(797,573)	(739,187)
Russell 2000® 1.5x Strategy Fund	—	—	119,517	(1,802,086)	(1,682,569)
Inverse Russell 2000® Strategy Fund	7,165	—	(56,098)	(6,339,183)	(6,388,116)
Dow 2x Strategy Fund	111,188	—	107,044	(2,658,871)	(2,440,639)
Inverse Dow 2x Strategy Fund	—	—	(40,092)	(17,497,733)	(17,537,825)
Government Long Bond 1.2x Strategy Fund	—	—	308,722	(11,927,320)	(11,618,598)
Inverse Government Long Bond Strategy Fund	—	—	(223,530)	(6,889,541)	(7,113,071)
High Yield Strategy Fund	210,642	—	(84,068)	(173,706)	(47,132)
U.S. Government Money Market Fund	—	—	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 193

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(1,256,438)	$—	$(1,256,438)
Inverse S&P 500® Strategy Fund	(12,141,590)	(1,716,114)	(13,857,704)
Inverse NASDAQ-100® Strategy Fund	(5,160,560)	(849,174)	(6,009,734)
S&P 500® 2x Strategy Fund	(7,937,711)	—	(7,937,711)
NASDAQ-100® 2x Strategy Fund	(3,840,816)	—	(3,840,816)
Mid-Cap 1.5x Strategy Fund	(1,814,012)	(15,190)	(1,829,202)
Inverse Mid-Cap Strategy Fund*	(1,578,305)	(106,901)	(1,685,206)
Russell 2000® 2x Strategy Fund*	(797,573)	—	(797,573)
Russell 2000® 1.5x Strategy Fund	(1,802,086)	—	(1,802,086)
Inverse Russell 2000® Strategy Fund	(5,513,790)	(825,393)	(6,339,183)
Dow 2x Strategy Fund	(2,658,871)	—	(2,658,871)
Inverse Dow 2x Strategy Fund*	(15,335,565)	(2,162,168)	(17,497,733)
Government Long Bond 1.2x Strategy Fund	(9,018,629)	(2,908,691)	(11,927,320)
Inverse Government Long Bond Strategy Fund	(5,108,681)	(1,780,860)	(6,889,541)
High Yield Strategy Fund	(102,319)	(71,387)	(173,706)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Inverse S&P 500® Strategy Fund	$—	$149,964	$149,964
Inverse NASDAQ-100® Strategy Fund	—	185,835	185,835
Inverse Russell 2000® Strategy Fund	—	268,232	268,232
Inverse Dow 2x Strategy Fund	—	528,310	528,310
Inverse Government Long Bond Strategy Fund	—	301,164	301,164

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, investments in swaps, the “mark-to-market” of certain derivatives, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, distribution reclasses, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

194 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Nova Fund	$1,503	$(1,503)
NASDAQ-100® Fund	5,213,187	(5,213,187)
S&P 500® 2x Strategy Fund	(20,997)	20,997
Mid-Cap 1.5x Strategy Fund	78	(78)
Russell 2000® 2x Strategy Fund	559	(559)
Russell 2000® 1.5x Strategy Fund	(31,277)	31,277
Inverse Dow 2x Strategy Fund	542,900	(542,900)
Government Long Bond 1.2x Strategy Fund	(505)	505
Inverse Government Long Bond Strategy Fund	(29,356)	29,356
U.S. Government Money Market Fund	(791)	791

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Nova Fund	$27,598,087	$—	$(928,528)	$(928,528)
Inverse S&P 500® Strategy Fund	4,227,174	309	(45,421)	(45,112)
NASDAQ-100® Fund	47,240,090	13,868,615	(510,964)	13,357,651
Inverse NASDAQ-100® Strategy Fund	7,954,443	3,291	(81,916)	(78,625)
S&P 500® 2x Strategy Fund	32,561,187	552,818	(248,627)	304,191
NASDAQ-100® 2x Strategy Fund	51,639,770	1,153,921	(543,187)	610,734
Mid-Cap 1.5x Strategy Fund	8,672,354	43,233	(51,477)	(8,244)
Inverse Mid-Cap Strategy Fund	520,944	1	(3,176)	(3,175)
Russell 2000® 2x Strategy Fund	1,570,271	54,007	(13,506)	40,501
Russell 2000® 1.5x Strategy Fund	6,976,219	176,089	(56,572)	119,517
Inverse Russell 2000® Strategy Fund	3,933,425	4,968	(61,066)	(56,098)
Dow 2x Strategy Fund	13,765,786	302,792	(195,748)	107,044
Inverse Dow 2x Strategy Fund	2,148,502	—	(40,092)	(40,092)
Government Long Bond 1.2x Strategy Fund	13,290,023	331,389	(22,667)	308,722
Inverse Government Long Bond Strategy Fund	4,685,522	10	(223,540)	(223,530)
High Yield Strategy Fund	3,920,122	37,564	(121,632)	(84,068)
U.S. Government Money Market Fund	85,406,899	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$205,856,068	$227,679,764
Inverse S&P 500® Strategy Fund	10,342,470	9,430,000
NASDAQ-100® Fund	63,627,909	85,613,350
Inverse NASDAQ-100® Strategy Fund	4,602,111	1,070,000
S&P 500® 2x Strategy Fund	132,531,831	144,691,359
NASDAQ-100® 2x Strategy Fund	119,252,585	149,536,488
Mid-Cap 1.5x Strategy Fund	25,304,312	25,799,481
Inverse Mid-Cap Strategy Fund	613,997	446,000
Russell 2000® 2x Strategy Fund	21,460,854	25,708,058
Russell 2000® 1.5x Strategy Fund	18,450,574	21,441,282
Inverse Russell 2000® Strategy Fund	3,889,038	2,122,000
Dow 2x Strategy Fund	46,861,165	54,386,126
Inverse Dow 2x Strategy Fund	8,997,477	9,770,000
Government Long Bond 1.2x Strategy Fund	18,262,252	17,650,000
Inverse Government Long Bond Strategy Fund	3,604,451	3,440,000
High Yield Strategy Fund	3,618,710	5,449,787
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$214,331,063	$212,020,938
Inverse Government Long Bond Strategy Fund	53,926,125	53,714,930

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$52,918,314	$93,136,320	$356,487
NASDAQ-100® Fund	21,134,691	38,497,780	5,588,873
S&P 500® 2x Strategy Fund	86,137,026	86,370,430	1,045,587
NASDAQ-100® 2x Strategy Fund	56,869,986	80,623,025	7,101,559
Mid-Cap 1.5x Strategy Fund	10,115,133	4,993,705	151,236
Russell 2000® 2x Strategy Fund	6,543,087	8,406,407	102,370
Russell 2000® 1.5x Strategy Fund	10,669,288	9,897,533	72,042
Dow 2x Strategy Fund	12,063,009	20,962,389	118,916
U.S. Government Money Market Fund	8,994,300	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. The Funds did not have any borrowings outstanding under this agreement at December 31, 2018.

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2018, were as follows:

Fund	Average Daily Balance
Nova Fund	$1,101
Inverse S&P 500® Strategy Fund	652
NASDAQ-100® Fund	10,479
Inverse NASDAQ-100® Strategy Fund	22
S&P 500® 2x Strategy Fund	6,556
NASDAQ-100® 2x Strategy Fund	4,825
Mid-Cap 1.5x Strategy Fund	2,323
Inverse Mid-Cap Strategy Fund	68
Russell 2000® 2x Strategy Fund	1,885
Russell 2000® 1.5x Strategy Fund	1,348
Inverse Russell 2000® Strategy Fund	115
Dow 2x Strategy Fund	14,518
Inverse Dow 2x Strategy Fund	430
Government Long Bond 1.2x Strategy Fund	24,551
High Yield Strategy Fund	173

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The

THE RYDEX FUNDS ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS (continued)

plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

198 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 199

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Rydex Variable Trust	Statement of operations	Statement of changes in net assets	Financial highlights

Nova Fund

Inverse S&P 500® Strategy Fund

NASDAQ-100® Fund

Inverse NASDAQ-100® Strategy Fund

S&P 500® 2x Strategy Fund

NASDAQ-100® 2x Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse Mid-Cap Strategy Fund

Russell 2000® 2x Strategy Fund

Russell 2000® 1.5x Strategy Fund

Inverse Russell 2000® Strategy Fund

Dow 2x Strategy Fund

Inverse Dow 2x Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

U.S. Government Money Market Fund

	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018
High Yield Strategy Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the four years in the period ended December 31, 2018 and the period from October 15, 2014 (commencement of operations) through December 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

200 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

THE RYDEX FUNDS ANNUAL REPORT | 201

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Nova Fund	1.63%
NASDAQ-100® Fund	12.40%
S&P 500® 2x Strategy Fund	3.27%
NASDAQ-100® 2x Strategy Fund	1.79%
Mid-Cap 1.5x Strategy Fund	0.97%
Russell 2000® 2x Strategy Fund	1.98%
Russell 2000® 1.5x Strategy Fund	2.34%
Dow 2x Strategy Fund	0.00%
Government Long Bond 1.2x Strategy Fund	0.00%
High Yield Strategy Fund	0.00%
U.S. Government Money Market Fund	0.00%

With respect to the taxable year ended December 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$—	$5,213,186
Government Long Bond 1.2x Strategy Fund	7,282	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

202 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 203

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee; and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

204 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

THE RYDEX FUNDS ANNUAL REPORT | 205

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

206 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 207

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

208 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 209

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

210 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

12.31.2018

Rydex Variable Trust Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RVATB2-ANN-2-1218x1219

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	77
NOTES TO FINANCIAL STATEMENTS	85
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	100
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	103
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	106

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2018

value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ●Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.66%	(13.37%)	$ 1,000.00	$ 866.30	$ 7.81
S&P 500® Pure Value Fund	1.67%	(12.98%)	1,000.00	870.20	7.87
S&P MidCap 400® Pure Growth Fund	1.66%	(18.36%)	1,000.00	816.40	7.60
S&P MidCap 400® Pure Value Fund	1.66%	(19.56%)	1,000.00	804.40	7.55
S&P SmallCap 600® Pure Growth Fund	1.65%	(18.08%)	1,000.00	819.20	7.57
S&P SmallCap 600® Pure Value Fund	1.65%	(25.02%)	1,000.00	749.80	7.28
Europe 1.25x Strategy Fund	1.83%	(13.21%)	1,000.00	867.90	8.62
Japan 2x Strategy Fund	1.64%	(20.79%)	1,000.00	792.10	7.41
Strengthening Dollar 2x Strategy Fund	1.86%	4.97%	1,000.00	1,049.70	9.61
Weakening Dollar 2x Strategy Fund	1.86%	(5.07%)	1,000.00	949.30	9.14

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.66%	5.00%	$ 1,000.00	$ 1,016.84	$ 8.44
S&P 500® Pure Value Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
S&P MidCap 400® Pure Growth Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
S&P MidCap 400® Pure Value Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
S&P SmallCap 600® Pure Growth Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
S&P SmallCap 600® Pure Value Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Europe 1.25x Strategy Fund	1.83%	5.00%	1,000.00	1,015.98	9.30
Japan 2x Strategy Fund	1.64%	5.00%	1,000.00	1,016.94	8.34
Strengthening Dollar 2x Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45
Weakening Dollar 2x Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2018, S&P 500® Pure Growth Fund returned -5.63%, compared with a return of -4.19% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector detracting the most to the return of the underlying index, followed by Consumer Discretionary. Health Care and Energy were was the only sectors that contributed to return.

Stocks contributing the most to return of the underlying index were Red Hat, Inc., Netflix, Inc., and salesforce.com, Inc. IPG Photonics Corp., Arista Networks, Inc., and Applied Materials, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Keysight Technologies, Inc.	1.9%
Ulta Beauty, Inc.	1.9%
CSX Corp.	1.9%
salesforce.com, Inc.	1.8%
Devon Energy Corp.	1.8%
Vertex Pharmaceuticals, Inc.	1.7%
Netflix, Inc.	1.7%
ConocoPhillips	1.7%
Autodesk, Inc.	1.7%
Thermo Fisher Scientific, Inc.	1.7%
Top Ten Total	17.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	(5.63%)	6.47%	14.84%
S&P 500 Pure Growth Index	(4.19%)	8.24%	16.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 29.9%
Vertex Pharmaceuticals, Inc.*	4,309	$714,044
Thermo Fisher Scientific, Inc.	3,100	693,749
Church & Dwight Company, Inc.	8,640	568,167
Kellogg Co.	9,210	525,062
Hormel Foods Corp.	11,330	483,565
DaVita, Inc.*	9,370	482,180
WellCare Health Plans, Inc.*	1,980	467,458
Eli Lilly & Co.	3,790	438,579
McCormick & Company, Inc.	3,130	435,821
Edwards Lifesciences Corp.*	2,770	424,281
Constellation Brands, Inc. — Class A	2,621	421,509
Cintas Corp.	2,502	420,311
Boston Scientific Corp.*	11,695	413,301
Lamb Weston Holdings, Inc.	5,520	406,051
Humana, Inc.	1,370	392,478
Gartner, Inc.*	3,022	386,332
Abbott Laboratories	5,240	379,009
Monster Beverage Corp.*	7,681	378,059
IHS Markit Ltd.*	7,640	366,491
Intuitive Surgical, Inc.*	760	363,979
Ecolab, Inc.	2,430	358,060
Zimmer Biomet Holdings, Inc.	3,370	349,537
PayPal Holdings, Inc.*	4,017	337,790
Pfizer, Inc.	7,350	320,827
HCA Healthcare, Inc.	2,480	308,636
Global Payments, Inc.	2,731	281,648
Merck & Company, Inc.	3,410	260,558
Medtronic plc	2,840	258,326
Clorox Co.	1,650	254,331
Automatic Data Processing, Inc.	1,690	221,593
Illumina, Inc.*	680	203,953
S&P Global, Inc.	1,200	203,928
Total Consumer, Non-cyclical		12,519,613

Technology - 15.0%
salesforce.com, Inc.*	5,483	751,006
Autodesk, Inc.*	5,470	703,497
Take-Two Interactive Software, Inc.*	5,070	521,906
Intuit, Inc.	2,200	433,070
Advanced Micro Devices, Inc.*	23,140	427,164
Red Hat, Inc.*	2,341	411,173
Fortinet, Inc.*	5,650	397,930
Adobe, Inc.*	1,590	359,722
ANSYS, Inc.*	2,290	327,333
Fidelity National Information Services, Inc.	3,190	327,134
Xilinx, Inc.	3,630	309,167
Cerner Corp.*	5,847	306,617
Broadcom, Inc.	1,122	285,302
Akamai Technologies, Inc.*	4,540	277,303
Broadridge Financial Solutions, Inc.	2,360	227,150
NetApp, Inc.	3,369	201,028
Total Technology		6,266,502

Consumer, Cyclical - 11.6%
Ulta Beauty, Inc.*	3,220	788,385
WW Grainger, Inc.	2,120	598,603
O’Reilly Automotive, Inc.*	1,670	575,031
Tractor Supply Co.	4,870	406,353
Yum! Brands, Inc.	4,250	390,660
Dollar General Corp.	3,410	368,553
VF Corp.	4,720	336,725
TJX Companies, Inc.	7,298	326,512
Fastenal Co.	5,940	310,603
Hilton Worldwide Holdings, Inc.	3,770	270,686
Chipotle Mexican Grill, Inc. — Class A*	570	246,120
AutoZone, Inc.*	270	226,352
Total Consumer, Cyclical		4,844,583

Industrial - 10.5%
Keysight Technologies, Inc.*	12,930	802,694
CSX Corp.	12,580	781,595
Waste Management, Inc.	6,430	572,206
TransDigm Group, Inc.*	1,370	465,882
Ingersoll-Rand plc	3,440	313,831
Expeditors International of Washington, Inc.	4,230	288,021
Union Pacific Corp.	1,990	275,078
Xylem, Inc.	3,970	264,878
Boeing Co.	680	219,300
Roper Technologies, Inc.	740	197,225
AMETEK, Inc.	2,850	192,945
United Technologies Corp.	1	55
Total Industrial		4,373,710

Energy - 10.2%
Devon Energy Corp.	33,130	746,750
ConocoPhillips	11,310	705,179
Diamondback Energy, Inc.	6,790	629,433
HollyFrontier Corp.	10,970	560,786
Marathon Oil Corp.	31,420	450,563
Occidental Petroleum Corp.	6,900	423,522
Apache Corp.	15,200	399,000
Anadarko Petroleum Corp.	7,870	345,021
Total Energy		4,260,254

Financial - 8.9%
SVB Financial Group*	2,880	546,970
Intercontinental Exchange, Inc.	6,969	524,975
Welltower, Inc. REIT	6,960	483,094
U.S. Bancorp	8,500	388,450
Cboe Global Markets, Inc.	3,699	361,873
Apartment Investment & Management Co. — Class A REIT	8,020	351,917
First Republic Bank	3,317	288,247
Mastercard, Inc. — Class A	1,480	279,202
Alliance Data Systems Corp.	1,860	279,149
HCP, Inc. REIT	8,400	234,612
Total Financial		3,738,489

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

Communications - 8.4%
Netflix, Inc.*	2,643	$707,425
Motorola Solutions, Inc.	3,885	446,930
Verizon Communications, Inc.	7,870	442,451
Cisco Systems, Inc.	7,920	343,174
Twitter, Inc.*	11,190	321,601
Facebook, Inc. — Class A*	2,051	268,865
Amazon.com, Inc.*	170	255,335
Alphabet, Inc. — Class C*	240	248,546
Alphabet, Inc. — Class A*	228	238,251
VeriSign, Inc.*	1,599	237,116
LogMeIn, Inc.	1	82
Total Communications		3,509,776

Utilities - 4.0%
NRG Energy, Inc.	12,780	506,088
Ameren Corp.	7,180	468,351
Pinnacle West Capital Corp.	4,570	389,364
NextEra Energy, Inc.	1,800	312,876
Total Utilities		1,676,679

Basic Materials - 1.0%
Air Products & Chemicals, Inc.	2,640	422,532

Total Common Stocks
(Cost $36,605,384)		41,612,138

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$192,145	192,145
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	79,907	79,907
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	53,272	53,272
Total Repurchase Agreements
(Cost $325,324)		325,324

Total Investments - 100.3%
(Cost $36,930,708)		$41,937,462
Other Assets & Liabilities, net - (0.3)%		(112,530)
Total Net Assets - 100.0%		$41,824,932

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,612,138	$—	$—	$41,612,138
Repurchase Agreements	—	325,324	—	325,324
Total Assets	$41,612,138	$325,324	$—	$41,937,462

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $36,605,384)	$41,612,138
Repurchase agreements, at value (cost $325,324)	325,324
Receivables:
Fund shares sold	1,019,516
Dividends	19,488
Interest	27
Securities lending income	10
Total assets	42,976,503

Liabilities:
Payable for:
Securities purchased	990,582
Management fees	28,354
Transfer agent and administrative fees	9,451
Investor service fees	9,451
Portfolio accounting fees	3,781
Trustees’ fees*	929
Fund shares redeemed	346
Miscellaneous	108,677
Total liabilities	1,151,571
Commitments and contingent liabilities (Note 13)	—
Net assets	$41,824,932

Net assets consist of:
Paid in capital	$36,903,875
Total distributable earnings (loss)	4,921,057
Net assets	$41,824,932
Capital shares outstanding	951,112
Net asset value per share	$43.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $3)	$419,648
Interest	6,275
Income from securities lending, net	211
Total investment income	426,134

Expenses:
Management fees	415,150
Investor service fees	138,383
Transfer agent and administrative fees	138,383
Professional fees	75,352
Portfolio accounting fees	55,353
Trustees’ fees*	14,553
Custodian fees	7,948
Line of credit fees	147
Miscellaneous	53,895
Total expenses	899,164
Net investment loss	(473,030)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,832,113
Net realized gain	1,832,113
Net change in unrealized appreciation (depreciation) on:
Investments	(4,989,546)
Net change in unrealized appreciation (depreciation)	(4,989,546)
Net realized and unrealized loss	(3,157,433)
Net decrease in net assets resulting from operations	$(3,630,463)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(473,030)	$(380,607)
Net realized gain on investments	1,832,113	6,058,588
Net change in unrealized appreciation (depreciation) on investments	(4,989,546)	4,261,174
Net increase (decrease) in net assets resulting from operations	(3,630,463)	9,939,155

Distributions to shareholders	(4,208,400)	(2,087,780)[1]

Capital share transactions:
Proceeds from sale of shares	95,984,550	135,382,187
Distributions reinvested	4,208,400	2,087,780
Cost of shares redeemed	(105,551,660)	(134,206,512)
Net increase (decrease) from capital share transactions	(5,358,710)	3,263,455
Net increase (decrease) in net assets	(13,197,573)	11,114,830

Net assets:
Beginning of year	55,022,505	43,907,675
End of year	$41,824,932	$55,022,505

Capital share activity:
Shares sold	1,846,716	2,880,090
Shares issued from reinvestment of distributions	79,434	45,200
Shares redeemed	(2,069,476)	(2,868,566)
Net increase (decrease) in shares	(143,326)	56,724

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$50.27	$42.31	$43.72	$47.51	$47.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.38)	(.23)	(.25)	(.33)
Net gain (loss) on investments (realized and unrealized)	(1.68)	10.51	1.38	.91	6.19
Total from investment operations	(2.12)	10.13	1.15	.66	5.86
Less distributions from:
Net realized gains	(4.18)	(2.17)	(2.56)	(4.45)	(5.96)
Total distributions	(4.18)	(2.17)	(2.56)	(4.45)	(5.96)
Net asset value, end of period	$43.97	$50.27	$42.31	$43.72	$47.51

Total Return[b]	(5.63%)	24.39%	2.58%	1.08%	12.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,825	$55,023	$43,908	$77,644	$87,942
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.80%)	(0.54%)	(0.54%)	(0.67%)
Total expenses	1.62%	1.67%	1.56%	1.51%	1.57%
Portfolio turnover rate	203%	303%	265%	174%	251%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2018, S&P 500® Pure Value Fund returned -13.32%, compared with a return of -12.02% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading detractor from performance of the underlying index for the period, followed by the Consumer Discretionary sector. Utilities and Real Estate were the only sectors that contributed to performance.

The strongest contributors to performance of the underlying index for the year included Envision Healthcare Corp., XL Group Ltd., and Andeavor. The stocks detracting most from performance of the underlying index were TechnipFMC Plc, Ford Motor Co., and Fluor Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Ford Motor Co.	2.0%
Baker Hughes a GE Co.	1.9%
Goodyear Tire & Rubber Co.	1.9%
Valero Energy Corp.	1.8%
MetLife, Inc.	1.8%
Prudential Financial, Inc.	1.8%
Archer-Daniels-Midland Co.	1.5%
Unum Group	1.5%
General Motors Co.	1.5%
Jefferies Financial Group, Inc.	1.5%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	(13.32%)	3.46%	14.01%
S&P 500 Pure Value Index	(12.02%)	5.11%	16.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 33.3%
MetLife, Inc.	14,718	$604,321
Prudential Financial, Inc.	7,220	588,791
Unum Group	16,655	489,324
Jefferies Financial Group, Inc.	27,750	481,740
Loews Corp.	10,241	466,170
Lincoln National Corp.	9,042	463,945
Brighthouse Financial, Inc.*	14,470	441,046
Assurant, Inc.	4,583	409,904
Invesco Ltd.	22,539	377,303
Principal Financial Group, Inc.	8,170	360,869
Everest Re Group Ltd.	1,651	359,522
Citizens Financial Group, Inc.	11,784	350,338
Allstate Corp.	4,100	338,783
Hartford Financial Services Group, Inc.	7,549	335,553
Capital One Financial Corp.	4,329	327,229
Goldman Sachs Group, Inc.	1,818	303,697
Morgan Stanley	7,390	293,013
American International Group, Inc.	7,111	280,244
Chubb Ltd.	1,932	249,576
People’s United Financial, Inc.	16,822	242,741
Aflac, Inc.	5,044	229,805
Bank of America Corp.	8,680	213,875
Citigroup, Inc.	4,100	213,446
Travelers Companies, Inc.	1,750	209,562
Fifth Third Bancorp	8,784	206,687
State Street Corp.	3,230	203,716
Synchrony Financial	8,590	201,521
Regions Financial Corp.	13,829	185,032
SunTrust Banks, Inc.	3,554	179,264
Bank of New York Mellon Corp.	3,710	174,630
Zions Bancorp North America	3,847	156,727
KeyCorp	10,214	150,963
Affiliated Managers Group, Inc.	1,540	150,058
Wells Fargo & Co.	3,150	145,152
PNC Financial Services Group, Inc.	1,216	142,163
Raymond James Financial, Inc.	1,860	138,403
Kimco Realty Corp. REIT	8,990	131,703
BB&T Corp.	2,831	122,639
Huntington Bancshares, Inc.	9,724	115,910
Total Financial		11,035,365

Consumer, Cyclical - 20.2%
Ford Motor Co.	85,932	657,380
Goodyear Tire & Rubber Co.	30,901	630,690
General Motors Co.	14,437	482,917
Lennar Corp. — Class A	12,090	473,323
Kohl’s Corp.	5,028	333,557
Mohawk Industries, Inc.*	2,770	323,979
PulteGroup, Inc.	12,240	318,118
DR Horton, Inc.	8,220	284,905
PVH Corp.	2,919	271,321
Target Corp.	3,967	262,179
Best Buy Company, Inc.	4,416	233,871
LKQ Corp.*	9,370	222,350
BorgWarner, Inc.	6,130	212,956
Gap, Inc.	7,999	206,054
United Continental Holdings, Inc.*	2,327	194,840
American Airlines Group, Inc.	6,000	192,660
PACCAR, Inc.	3,050	174,277
Dollar Tree, Inc.*	1,880	169,802
Whirlpool Corp.	1,545	165,114
Walgreens Boots Alliance, Inc.	2,232	152,513
Walmart, Inc.	1,577	146,898
Alaska Air Group, Inc.	2,303	140,138
MGM Resorts International	5,580	135,371
Delta Air Lines, Inc.	2,148	107,185
Norwegian Cruise Line Holdings Ltd.*	2,470	104,703
Carnival Corp.	2,090	103,037
Total Consumer, Cyclical		6,700,138

Consumer, Non-cyclical - 15.6%
Archer-Daniels-Midland Co.	12,197	499,732
Kroger Co.	15,373	422,757
Quanta Services, Inc.	13,706	412,551
Tyson Foods, Inc. — Class A	7,143	381,436
Coty, Inc. — Class A	57,362	376,295
Cardinal Health, Inc.	7,649	341,145
McKesson Corp.	3,088	341,131
Molson Coors Brewing Co. — Class B	5,972	335,388
AmerisourceBergen Corp. — Class A	4,400	327,360
Kraft Heinz Co.	7,220	310,749
CVS Health Corp.	4,597	301,196
Allergan plc	2,120	283,359
Centene Corp.*	1,830	210,999
JM Smucker Co.	2,200	205,678
Anthem, Inc.	550	144,446
Mylan N.V.*	5,202	142,535
Laboratory Corporation of America Holdings*	1,110	140,260
Total Consumer, Non-cyclical		5,177,017

Energy - 10.7%
Baker Hughes a GE Co.	29,569	635,733
Valero Energy Corp.	8,124	609,056
Marathon Petroleum Corp.	7,766	458,272
Phillips 66	5,256	452,804
TechnipFMC plc	20,946	410,123
National Oilwell Varco, Inc.	11,006	282,854
Noble Energy, Inc.	12,460	233,750
Chevron Corp.	1,629	177,219
Kinder Morgan, Inc.	9,919	152,554
Helmerich & Payne, Inc.	2,300	110,262
Total Energy		3,522,627

Technology - 5.0%
Hewlett Packard Enterprise Co.	31,900	421,399
Western Digital Corp.	9,521	351,991
DXC Technology Co.	5,730	304,664
Xerox Corp.	12,274	242,534
Micron Technology, Inc.*	6,960	220,841

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

HP, Inc.	5,340	$109,257
Total Technology		1,650,686

Industrial - 4.8%
Fluor Corp.	14,135	455,147
WestRock Co.	10,694	403,805
Jacobs Engineering Group, Inc.	4,741	277,159
Johnson Controls International plc	7,224	214,192
Arconic, Inc.	6,560	110,602
Textron, Inc.	2,393	110,054
Total Industrial		1,570,959

Communications - 4.0%
CenturyLink, Inc.	29,050	440,108
AT&T, Inc.	10,310	294,247
Viacom, Inc. — Class B	8,726	224,258
DISH Network Corp. — Class A*	6,480	161,805
News Corp. — Class A	13,685	155,325
News Corp. — Class B	4,383	50,624
Total Communications		1,326,367

Utilities - 3.8%
PG&E Corp.*	16,713	396,934
Exelon Corp.	5,008	225,861
Edison International	2,570	145,899
CenterPoint Energy, Inc.	4,650	131,269
Consolidated Edison, Inc.	1,680	128,453
Duke Energy Corp.	1,358	117,195
Evergy, Inc.	1,970	111,837
Total Utilities		1,257,448

Basic Materials - 2.1%
Nucor Corp.	4,578	237,186
International Paper Co.	4,330	174,759
DowDuPont, Inc.	2,953	157,926
LyondellBasell Industries N.V. — Class A	1,610	133,888
Total Basic Materials		703,759

Total Common Stocks
(Cost $31,389,807)		32,944,366

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$151,231	151,231
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	62,893	62,893
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	41,929	41,929
Total Repurchase Agreements
(Cost $256,053)		256,053

Total Investments - 100.3%
(Cost $31,645,860)		$33,200,419
Other Assets & Liabilities, net - (0.3)%		(89,345)
Total Net Assets - 100.0%		$33,111,074

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,944,366	$—	$—	$32,944,366
Repurchase Agreements	—	256,053	—	256,053
Total Assets	$32,944,366	$256,053	$—	$33,200,419

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value (cost $31,389,807)	$32,944,366
Repurchase agreements, at value (cost $256,053)	256,053
Receivables:
Fund shares sold	542,613
Securities sold	134,867
Dividends	58,691
Interest	21
Securities lending income	14
Total assets	33,936,625

Liabilities:
Payable for:
Securities purchased	570,323
Fund shares redeemed	124,580
Management fees	21,726
Transfer agent and administrative fees	7,242
Investor service fees	7,242
Portfolio accounting fees	2,897
Trustees’ fees*	793
Miscellaneous	90,748
Total liabilities	825,551
Commitments and contingent liabilities (Note 13)	—
Net assets	$33,111,074

Net assets consist of:
Paid in capital	$35,131,324
Total distributable earnings (loss)	(2,020,250)
Net assets	$33,111,074
Capital shares outstanding	689,529
Net asset value per share	$48.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$962,114
Interest	4,125
Income from securities lending, net	543
Total investment income	966,782

Expenses:
Management fees	286,118
Investor service fees	95,372
Transfer agent and administrative fees	95,372
Professional fees	49,102
Portfolio accounting fees	38,149
Trustees’ fees*	10,743
Custodian fees	5,521
Tax expense	185
Line of credit fees	81
Miscellaneous	39,750
Total expenses	620,393
Net investment income	346,389

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(641,649)
Net realized loss	(641,649)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,863,849)
Net change in unrealized appreciation (depreciation)	(5,863,849)
Net realized and unrealized loss	(6,505,498)
Net decrease in net assets resulting from operations	$(6,159,109)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$346,389	$254,646
Net realized gain (loss) on investments	(641,649)	4,034,225
Net change in unrealized appreciation (depreciation) on investments	(5,863,849)	1,242,426
Net increase (decrease) in net assets resulting from operations	(6,159,109)	5,531,297

Distributions to shareholders	(3,121,849)	(2,231,533)[1]

Capital share transactions:
Proceeds from sale of shares	70,588,571	45,594,001
Distributions reinvested	3,121,849	2,231,533
Cost of shares redeemed	(75,813,932)	(51,478,447)
Net decrease from capital share transactions	(2,103,512)	(3,652,913)
Net decrease in net assets	(11,384,470)	(353,149)

Net assets:
Beginning of year	44,495,544	44,848,693
End of year	$33,111,074	$44,495,544

Capital share activity:
Shares sold	1,202,731	778,343
Shares issued from reinvestment of distributions	55,490	39,764
Shares redeemed	(1,288,384)	(892,928)
Net decrease in shares	(30,163)	(74,821)

[1]	For the year ended December 31, 2017, the distributions from net investment income and realized gains were as follows (see Note 11):

Net investment income	$(313,901)
Net realized gains	(1,917,632)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$61.83	$56.45	$50.08	$71.22	$69.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.35	.83	.63	.42
Net gain (loss) on investments (realized and unrealized)	(7.82)	8.28	9.87	(5.87)	7.10
Total from investment operations	(7.29)	8.63	10.70	(5.24)	7.52
Less distributions from:
Net investment income	(.53)	(.46)	(1.23)	(.82)	(.34)
Net realized gains	(5.99)	(2.79)	(3.10)	(15.08)	(5.56)
Total distributions	(6.52)	(3.25)	(4.33)	(15.90)	(5.90)
Net asset value, end of period	$48.02	$61.83	$56.45	$50.08	$71.22

Total Return[b]	(13.32%)	15.86%	17.40%	(9.38%)	10.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,111	$44,496	$44,849	$32,326	$63,165
Ratios to average net assets:
Net investment income (loss)	0.91%	0.61%	0.88%	1.02%	0.58%
Total expenses	1.63%	1.61%	1.56%	1.51%	1.57%
Portfolio turnover rate	197%	127%	207%	162%	209%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2018, S&P MidCap 400® Pure Growth Fund returned -14.83%, compared with a return of -13.47% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector detracted the most from the return of the underlying index for the period, followed by the Financials sector. The Energy sector and the Consumer Staples sector were the only contributors to return.

ABIOMED, Inc., Fortinet, Inc., and Bioverativ, Inc. added the most to return of the underlying index for the year. Akorn, Inc., Coherent, Inc., and Thor Industries, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Eldorado Resorts, Inc.	2.6%
CNX Resources Corp.	2.2%
Allegheny Technologies, Inc.	2.0%
Globus Medical, Inc. — Class A	2.0%
Mallinckrodt plc	2.0%
PRA Health Sciences, Inc.	1.9%
Churchill Downs, Inc.	1.9%
Primerica, Inc.	1.9%
Urban Outfitters, Inc.	1.9%
World Wrestling Entertainment, Inc. — Class A	1.8%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	(14.83%)	0.71%	12.78%
S&P MidCap 400 Pure Growth Index	(13.47%)	2.35%	14.61%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 98.9%

Consumer, Non-cyclical - 27.7%
Globus Medical, Inc. — Class A*	6,640	$287,379
Mallinckrodt plc*	17,950	283,610
PRA Health Sciences, Inc.*	2,960	272,202
Avanos Medical, Inc.*	5,679	254,362
Molina Healthcare, Inc.*	1,730	201,061
LiveRamp Holdings, Inc.*	4,941	190,871
Helen of Troy Ltd.*	1,450	190,211
ASGN, Inc.*	3,160	172,220
LivaNova plc*	1,832	167,573
Service Corporation International	4,002	161,120
Encompass Health Corp.	2,440	150,548
Insperity, Inc.	1,600	149,376
Sabre Corp.	6,720	145,421
Post Holdings, Inc.*	1,611	143,588
STERIS plc	1,280	136,768
Integra LifeSciences Holdings Corp.*	2,640	119,064
Bio-Rad Laboratories, Inc. — Class A*	500	116,110
Ligand Pharmaceuticals, Inc. — Class B*	770	104,489
Adtalem Global Education, Inc.*	2,150	101,738
Boston Beer Company, Inc. — Class A*	410	98,744
Chemed Corp.	330	93,482
WEX, Inc.*	610	85,437
Lancaster Colony Corp.	480	84,893
Masimo Corp.*	770	82,675
Haemonetics Corp.*	820	82,041
Weight Watchers International, Inc.*	1,760	67,848
Total Consumer, Non-cyclical		3,942,831

Consumer, Cyclical - 15.2%
Eldorado Resorts, Inc.*	10,258	371,442
Churchill Downs, Inc.	1,105	269,554
Urban Outfitters, Inc.*	8,030	266,596
Deckers Outdoor Corp.*	1,860	237,987
Scientific Games Corp. — Class A*	10,421	186,327
Domino’s Pizza, Inc.	699	173,345
Brinker International, Inc.	3,510	154,370
Wendy’s Co.	9,620	150,168
Live Nation Entertainment, Inc.*	2,923	143,958
Wyndham Hotels & Resorts, Inc.	2,447	111,021
Pool Corp.	628	93,352
Total Consumer, Cyclical		2,158,120

Financial - 13.3%
Primerica, Inc.	2,750	268,703
Medical Properties Trust, Inc. REIT	14,770	237,502
American Campus Communities, Inc. REIT	4,720	195,361
UMB Financial Corp.	2,871	175,045
CyrusOne, Inc. REIT	3,270	172,917
Omega Healthcare Investors, Inc. REIT	4,800	168,720
SLM Corp.*	19,400	161,214
LendingTree, Inc.*	670	147,112
National Retail Properties, Inc. REIT	2,950	143,104
Brown & Brown, Inc.	4,722	130,138
Life Storage, Inc. REIT	1,040	96,710
Total Financial		1,896,526

Technology - 13.1%
Dun & Bradstreet Corp.	1,800	256,932
CommVault Systems, Inc.*	3,660	216,270
MAXIMUS, Inc.	3,102	201,909
j2 Global, Inc.	2,419	167,830
Fair Isaac Corp.*	815	152,405
PTC, Inc.*	1,780	147,562
Zebra Technologies Corp. — Class A*	826	131,524
Cypress Semiconductor Corp.	10,010	127,327
Leidos Holdings, Inc.	2,100	110,712
Integrated Device Technology, Inc.*	1,909	92,453
Ultimate Software Group, Inc.*	371	90,847
ACI Worldwide, Inc.*	3,000	83,010
Silicon Laboratories, Inc.*	1,042	82,120
Total Technology		1,860,901

Energy - 10.1%
CNX Resources Corp.*	27,300	311,766
Murphy Oil Corp.	10,880	254,483
Equitrans Midstream Corp.*	12,110	242,442
Ensco plc — Class A1	60,230	214,419
Callon Petroleum Co.*	32,300	209,627
QEP Resources, Inc.*	36,220	203,919
Total Energy		1,436,656

Communications - 6.3%
World Wrestling Entertainment, Inc. — Class A	3,473	259,503
Ciena Corp.*	6,420	217,702
New York Times Co. — Class A	7,776	173,327
Yelp, Inc. — Class A*	4,030	141,010
FactSet Research Systems, Inc.	535	107,069
Total Communications		898,611

Industrial - 6.2%
ITT, Inc.	3,786	182,750
Lennox International, Inc.	570	124,750
Kennametal, Inc.	3,440	114,483
Curtiss-Wright Corp.	1,030	105,183
Woodward, Inc.	1,340	99,549
Trimble, Inc.*	2,600	85,566
IDEX Corp.	650	82,069
MSA Safety, Inc.	840	79,187
Total Industrial		873,537

Basic Materials - 4.4%
Allegheny Technologies, Inc.*	13,359	290,825
Chemours Co.	6,982	197,032
RPM International, Inc.	2,260	132,843
Total Basic Materials		620,700

Utilities - 2.6%
Black Hills Corp.	2,350	147,533
National Fuel Gas Co.	2,319	118,686

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

UGI Corp.	1,940	$103,499
Total Utilities		369,718

Total Common Stocks
(Cost $13,384,915)		14,057,600

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$66,260	66,260
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	27,555	27,555
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	18,370	18,370
Total Repurchase Agreements
(Cost $112,185)		112,185

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	15,915	15,915
Total Securities Lending Collateral
(Cost $15,915)		15,915

Total Investments - 99.8%
(Cost $13,513,015)		$14,185,700
Other Assets & Liabilities, net - 0.2%		24,618
Total Net Assets - 100.0%		$14,210,318

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,057,600	$—	$—	$14,057,600
Repurchase Agreements	—	112,185	—	112,185
Securities Lending Collateral	15,915	—	—	15,915
Total Assets	$14,073,515	$112,185	$—	$14,185,700

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $16,561 of securities loaned (cost $13,400,830)	$14,073,515
Repurchase agreements, at value (cost $112,185)	112,185
Cash	2,693
Receivables:
Fund shares sold	88,671
Dividends	8,946
Securities lending income	36
Interest	9
Total assets	14,286,055

Liabilities:
Payable for:
Return of securities lending collateral	18,608
Management fees	8,888
Transfer agent and administrative fees	2,962
Investor service fees	2,962
Portfolio accounting fees	1,185
Fund shares redeemed	1,148
Trustees’ fees*	349
Miscellaneous	39,635
Total liabilities	75,737
Commitments and contingent liabilities (Note 13)	—
Net assets	$14,210,318

Net assets consist of:
Paid in capital	$14,786,555
Total distributable earnings (loss)	(576,237)
Net assets	$14,210,318
Capital shares outstanding	453,394
Net asset value per share	$31.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$184,946
Interest	2,414
Income from securities lending, net	311
Total investment income	187,671

Expenses:
Management fees	157,704
Investor service fees	52,568
Transfer agent and administrative fees	52,568
Professional fees	27,952
Portfolio accounting fees	21,027
Trustees’ fees*	6,110
Custodian fees	3,037
Line of credit fees	31
Miscellaneous	19,110
Total expenses	340,107
Net investment loss	(152,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(611,299)
Net realized loss	(611,299)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,883,907)
Net change in unrealized appreciation (depreciation)	(1,883,907)
Net realized and unrealized loss	(2,495,206)
Net decrease in net assets resulting from operations	$(2,647,642)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(152,436)	$(144,598)
Net realized gain (loss) on investments	(611,299)	2,534,052
Net change in unrealized appreciation (depreciation) on investments	(1,883,907)	1,073,528
Net increase (decrease) in net assets resulting from operations	(2,647,642)	3,462,982

Distributions to shareholders	(1,549,049)	—

Capital share transactions:
Proceeds from sale of shares	25,614,538	37,220,117
Distributions reinvested	1,549,049	—
Cost of shares redeemed	(29,150,899)	(39,349,617)
Net decrease from capital share transactions	(1,987,312)	(2,129,500)
Net increase (decrease) in net assets	(6,184,003)	1,333,482

Net assets:
Beginning of year	20,394,321	19,060,839
End of year	$14,210,318	$20,394,321

Capital share activity:
Shares sold	642,331	1,043,953
Shares issued from reinvestment of distributions	38,862	—
Shares redeemed	(746,632)	(1,100,852)
Net decrease in shares	(65,439)	(56,899)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$39.31	$33.11	$32.23	$34.05	$43.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.25)	(.22)	(.22)	(.28)
Net gain (loss) on investments (realized and unrealized)	(4.97)	6.45	1.10	.88	(.31)
Total from investment operations	(5.25)	6.20	.88	.66	(.59)
Less distributions from:
Net realized gains	(2.72)	—	—	(2.48)	(8.38)
Total distributions	(2.72)	—	—	(2.48)	(8.38)
Net asset value, end of period	$31.34	$39.31	$33.11	$32.23	$34.05

Total Return[b]	(14.83%)	18.73%	2.70%	1.32%	(1.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,210	$20,394	$19,061	$34,144	$29,927
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.70%)	(0.71%)	(0.64%)	(0.67%)
Total expenses	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	183%	233%	296%	269%	380%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2018, S&P MidCap 400® Pure Value Fund returned -18.98%, compared with a return of -17.67% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Industrials sector and the Energy sector detracted the most from the return of the underlying index for the period. The Communication Services sector was the only contributor to return. The Real Estate sector detracted the least from return.

Genworth Financial, Inc. Class A, LifePoint, Inc., and Esterline Technologies Corp. added the most to return of the underlying index for the year. McDermott International, Inc., Bed Bath & Beyond, Inc., and Diamond Offshore Drilling, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Bed Bath & Beyond, Inc.	2.6%
McDermott International, Inc.	2.3%
AutoNation, Inc.	2.3%
Ryder System, Inc.	2.2%
KB Home	2.2%
Dillard’s, Inc. — Class A	2.2%
United States Steel Corp.	2.2%
Tech Data Corp.	2.0%
Arrow Electronics, Inc.	2.0%
SYNNEX Corp.	2.0%
Top Ten Total	22.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	(18.98%)	2.13%	11.83%
S&P MidCap 400 Pure Value Index	(17.67%)	3.90%	14.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Industrial - 24.8%
Ryder System, Inc.	4,161	$200,352
Tech Data Corp.*	2,192	179,328
Arrow Electronics, Inc.*	2,584	178,167
SYNNEX Corp.	2,187	176,797
AECOM*	5,987	158,656
Avnet, Inc.	4,260	153,786
Trinity Industries, Inc.	6,450	132,806
Jabil, Inc.	5,250	130,147
Resideo Technologies, Inc.*	6,150	126,382
AGCO Corp.	1,772	98,647
Knight-Swift Transportation Holdings, Inc.	3,230	80,976
MasTec, Inc.*	1,990	80,714
Owens-Illinois, Inc.*	4,420	76,201
EMCOR Group, Inc.	1,021	60,943
Oshkosh Corp.	990	60,697
Terex Corp.	2,170	59,827
Granite Construction, Inc.	1,410	56,795
Silgan Holdings, Inc.	1,930	45,586
Timken Co.	1,200	44,784
Worthington Industries, Inc.	1,270	44,247
Belden, Inc.	1,050	43,858
Werner Enterprises, Inc.	1,410	41,652
Total Industrial		2,231,348

Consumer, Cyclical - 24.2%
Bed Bath & Beyond, Inc.	20,250	229,230
AutoNation, Inc.*	5,716	204,061
KB Home	10,360	197,876
Dillard’s, Inc. — Class A1	3,230	194,801
Dana, Inc.	12,140	165,468
TRI Pointe Group, Inc.*	14,880	162,639
World Fuel Services Corp.	7,499	160,554
Toll Brothers, Inc.	4,180	137,647
Big Lots, Inc.	4,143	119,815
Dick’s Sporting Goods, Inc.	3,558	111,010
Thor Industries, Inc.	2,020	105,040
Delphi Technologies plc	6,520	93,367
JetBlue Airways Corp.*	5,157	82,821
Marriott Vacations Worldwide Corp.	880	62,049
Adient plc	3,640	54,818
Signet Jewelers Ltd.	1,470	46,702
Casey’s General Stores, Inc.	330	42,286
Total Consumer, Cyclical		2,170,184

Financial - 19.5%
Realogy Holdings Corp.	11,810	173,371
Legg Mason, Inc.	5,809	148,188
Reinsurance Group of America, Inc. — Class A	875	122,701
Janus Henderson Group plc	4,850	100,492
Navient Corp.	10,508	92,575
Alleghany Corp.	140	87,265
New York Community Bancorp, Inc.	8,893	83,683
CNO Financial Group, Inc.	5,450	81,096
Bank OZK	3,540	80,818
Old Republic International Corp.	3,907	80,367
Stifel Financial Corp.	1,760	72,899
First American Financial Corp.	1,630	72,763
Senior Housing Properties Trust REIT	5,840	68,445
Alexander & Baldwin, Inc. REIT*	3,383	62,180
Sabra Health Care REIT, Inc.	3,544	58,405
PacWest Bancorp	1,740	57,907
Associated Banc-Corp.	2,577	50,999
Umpqua Holdings Corp.	3,188	50,689
Jones Lang LaSalle, Inc.	390	49,374
Hancock Whitney Corp.	1,310	45,392
Washington Federal, Inc.	1,510	40,332
First Horizon National Corp.	3,060	40,270
Pinnacle Financial Partners, Inc.	780	35,958
Total Financial		1,756,169

Basic Materials - 9.6%
United States Steel Corp.	10,660	194,438
Reliance Steel & Aluminum Co.	1,990	141,628
Olin Corp.	6,820	137,150
Commercial Metals Co.	6,336	101,503
Domtar Corp.	2,587	90,881
Carpenter Technology Corp.	2,060	73,357
Minerals Technologies, Inc.	1,190	61,095
Steel Dynamics, Inc.	1,970	59,179
Total Basic Materials		859,231

Energy - 9.4%
McDermott International, Inc.*	31,533	206,235
Murphy USA, Inc.*	1,551	118,869
Patterson-UTI Energy, Inc.	8,970	92,840
SM Energy Co.	5,680	87,926
Range Resources Corp.	9,100	87,087
Equities Corp.	3,960	74,804
Oceaneering International, Inc.*	5,307	64,215
Oasis Petroleum, Inc.*	11,610	64,203
Diamond Offshore Drilling, Inc.*	5,270	49,749
Total Energy		845,928

Consumer, Non-cyclical - 8.4%
ManpowerGroup, Inc.	2,197	142,366
Patterson Companies, Inc.	5,421	106,577
Avis Budget Group, Inc.*	4,422	99,406
Graham Holdings Co. — Class B	126	80,713
Acadia Healthcare Company, Inc.*	3,000	77,130
MEDNAX, Inc.*	2,250	74,250
Sanderson Farms, Inc.	630	62,553
TreeHouse Foods, Inc.*	1,120	56,795
Hain Celestial Group, Inc.*	3,300	52,338
Total Consumer, Non-cyclical		752,128

Technology - 2.1%
Pitney Bowes, Inc.	11,220	66,310
CACI International, Inc. — Class A*	300	43,209
NetScout Systems, Inc.*	1,735	40,998

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Perspecta, Inc.	2,170	$37,368
Total Technology		187,885

Communications - 1.5%
Telephone & Data Systems, Inc.	4,225	137,481

Total Common Stocks
(Cost $8,746,895)		8,940,354

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$39,139	39,139
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	16,277	16,277
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	10,851	10,851
Total Repurchase Agreements
(Cost $66,267)		66,267

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	125,841	125,841
Total Securities Lending Collateral
(Cost $125,841)		125,841

Total Investments - 101.6%
(Cost $8,939,003)		$9,132,462
Other Assets & Liabilities, net - (1.6)%		(147,277)
Total Net Assets - 100.0%		$8,985,185

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,940,354	$—	$—	$8,940,354
Repurchase Agreements	—	66,267	—	66,267
Securities Lending Collateral	125,841	—	—	125,841
Total Assets	$9,066,195	$66,267	$—	$9,132,462

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $146,071 of securities loaned (cost $8,872,736)	$9,066,195
Repurchase agreements, at value (cost $66,267)	66,267
Cash	21,296
Receivables:
Securities sold	47,272
Fund shares sold	11,159
Dividends	9,096
Securities lending income	117
Interest	5
Total assets	9,221,407

Liabilities:
Payable for:
Return of securities lending collateral	147,137
Fund shares redeemed	48,327
Management fees	5,643
Transfer agent and administrative fees	1,881
Investor service fees	1,881
Portfolio accounting fees	752
Trustees’ fees*	276
Miscellaneous	30,325
Total liabilities	236,222
Commitments and contingent liabilities (Note 13)	—
Net assets	$8,985,185

Net assets consist of:
Paid in capital	$9,950,280
Total distributable earnings (loss)	(965,095)
Net assets	$8,985,185
Capital shares outstanding	261,017
Net asset value per share	$34.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $20)	$195,251
Interest	1,565
Income from securities lending, net	8,809
Total investment income	205,625

Expenses:
Management fees	96,954
Investor service fees	32,318
Transfer agent and administrative fees	32,318
Professional fees	14,865
Portfolio accounting fees	12,927
Trustees’ fees*	3,899
Custodian fees	1,892
Line of credit fees	9
Miscellaneous	14,170
Total expenses	209,352
Net investment loss	(3,727)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(300,173)
Net realized loss	(300,173)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,067,546)
Net change in unrealized appreciation (depreciation)	(2,067,546)
Net realized and unrealized loss	(2,367,719)
Net decrease in net assets resulting from operations	$(2,371,446)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,727)	$(17,660)
Net realized gain (loss) on investments	(300,173)	3,203,311
Net change in unrealized appreciation (depreciation) on investments	(2,067,546)	(1,434,502)
Net increase (decrease) in net assets resulting from operations	(2,371,446)	1,751,149

Distributions to shareholders	(1,912,944)	(2,937,929)[1]

Capital share transactions:
Proceeds from sale of shares	15,203,247	20,987,144
Distributions reinvested	1,912,944	2,937,929
Cost of shares redeemed	(21,262,053)	(35,529,984)
Net decrease from capital share transactions	(4,145,862)	(11,604,911)
Net decrease in net assets	(8,430,252)	(12,791,691)

Net assets:
Beginning of year	17,415,437	30,207,128
End of year	$8,985,185	$17,415,437

Capital share activity:
Shares sold	323,982	407,681
Shares issued from reinvestment of distributions	44,363	64,912
Shares redeemed	(457,135)	(678,573)
Net decrease in shares	(88,790)	(205,980)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$49.79	$54.35	$42.30	$53.78	$58.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.05)	(.06)	.26	.05
Net gain (loss) on investments (realized and unrealized)	(7.95)	6.13	12.41	(5.93)	3.68
Total from investment operations	(7.96)	6.08	12.35	(5.67)	3.73
Less distributions from:
Net investment income	—	—	(.30)	(.08)	(.05)
Net realized gains	(7.41)	(10.64)	—	(5.73)	(8.45)
Total distributions	(7.41)	(10.64)	(.30)	(5.81)	(8.50)
Net asset value, end of period	$34.42	$49.79	$54.35	$42.30	$53.78

Total Return[b]	(18.98%)	13.15%	28.89%	(11.86%)	6.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,985	$17,415	$30,207	$12,007	$17,460
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.10%)	(0.07%)	0.52%	0.08%
Total expenses	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	145%	144%	282%	280%	353%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the years presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2018, S&P SmallCap 600® Pure Growth Fund return was -9.03%, compared with a return of -7.42% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Information Technology sector and the Consumer Discretionary sector detracted the most from the return of the underlying index for the period. The Communication Services sector and the Energy sector were the only contributors to return.

The best-performing stocks of the underlying index were World Wrestling Entertainment, Inc. Class A, BioTelemetry, Inc., and Amedisys, Inc. The weakest performers of the underlying index were MiMedx Group, Inc., Applied Optoelectronics, Inc., and Cutera, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Renewable Energy Group, Inc.	1.9%
Ascena Retail Group, Inc.	1.5%
KEMET Corp.	1.4%
Medpace Holdings, Inc.	1.3%
Investment Technology Group, Inc.	1.2%
Penn Virginia Corp.	1.2%
Medifast, Inc.	1.2%
Tabula Rasa HealthCare, Inc.	1.2%
Shake Shack, Inc. — Class A	1.2%
Amedisys, Inc.	1.2%
Top Ten Total	13.3%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	(9.03%)	4.54%	13.00%
S&P SmallCap 600 Pure Growth Index	(7.42%)	6.36%	15.23%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Consumer, Non-cyclical - 25.0%
Medpace Holdings, Inc.*	4,020	$212,779
Medifast, Inc.	1,621	202,657
Amedisys, Inc.*	1,686	197,448
Tactile Systems Technology, Inc.*	4,070	185,388
CONMED Corp.	2,780	178,476
Avon Products, Inc.*	116,500	177,080
Innoviva, Inc.*	9,996	174,430
Supernus Pharmaceuticals, Inc.*	5,171	171,780
Luminex Corp.	7,190	166,161
WD-40 Co.	810	148,441
AngioDynamics, Inc.*	7,290	146,748
Inter Parfums, Inc.	2,132	139,795
Neogen Corp.*	2,009	114,513
Career Education Corp.*	9,660	110,317
Green Dot Corp. — Class A*	1,350	107,352
Integer Holdings Corp.*	1,382	105,391
Heska Corp.*	1,170	100,737
Repligen Corp.*	1,881	99,204
Eagle Pharmaceuticals, Inc.*	2,406	96,938
Cardtronics plc — Class A*	3,680	95,680
Corcept Therapeutics, Inc.*	6,378	85,210
HMS Holdings Corp.*	2,920	82,140
American Public Education, Inc.*	2,770	78,834
Monro, Inc.	1,140	78,375
Endo International plc*	10,610	77,453
Ensign Group, Inc.	1,910	74,089
Vanda Pharmaceuticals, Inc.*	2,500	65,325
CorVel Corp.*	1,051	64,868
AMN Healthcare Services, Inc.*	1,141	64,649
Merit Medical Systems, Inc.*	1,149	64,126
Amphastar Pharmaceuticals, Inc.*	3,160	62,884
Surmodics, Inc.*	1,258	59,453
REGENXBIO, Inc.*	1,380	57,891
Addus HomeCare Corp.*	840	57,019
Strategic Education, Inc.	480	54,442
CryoLife, Inc.*	1,880	53,354
Tivity Health, Inc.*	2,130	52,845
Forrester Research, Inc.	1,170	52,299
Meridian Bioscience, Inc.	2,980	51,733
BioTelemetry, Inc.*	822	49,090
Spectrum Pharmaceuticals, Inc.*	4,240	37,100
Total Consumer, Non-cyclical		4,254,494

Consumer, Cyclical - 17.5%
Ascena Retail Group, Inc.*	102,200	256,522
Shake Shack, Inc. — Class A*	4,443	201,801
Guess?, Inc.	8,770	182,153
iRobot Corp.*	2,101	175,938
Wingstop, Inc.	2,614	167,793
BJ’s Restaurants, Inc.	3,310	167,387
Shoe Carnival, Inc.	4,930	165,204
Tailored Brands, Inc.	12,030	164,089
Regis Corp.*	8,060	136,617
Marcus Corp.	3,310	130,745
Sleep Number Corp.*	3,793	120,352
Children’s Place, Inc.	1,190	107,207
Dorman Products, Inc.*	1,180	106,224
Ruth’s Hospitality Group, Inc.	4,282	97,330
El Pollo Loco Holdings, Inc.*	6,230	94,509
Cavco Industries, Inc.*	697	90,875
Crocs, Inc.*	3,390	88,072
Mobile Mini, Inc.	2,640	83,820
FirstCash, Inc.	1,138	82,334
Allegiant Travel Co. — Class A	820	82,180
Belmond Ltd. — Class A*	3,130	78,344
UniFirst Corp.	510	72,966
Dave & Buster’s Entertainment, Inc.	1,625	72,410
Dine Brands Global, Inc.	810	54,545
Total Consumer, Cyclical		2,979,417

Financial - 16.7%
Investment Technology Group, Inc.	6,790	205,330
Agree Realty Corp. REIT	2,690	159,033
Navigators Group, Inc.	2,230	154,963
Four Corners Property Trust, Inc. REIT	5,636	147,663
United Fire Group, Inc.	2,620	145,279
Blucora, Inc.*	5,260	140,126
HCI Group, Inc.	2,550	129,566
Redwood Trust, Inc. REIT	8,380	126,287
RLI Corp.	1,770	122,112
Triumph Bancorp, Inc.*	3,790	112,563
Universal Insurance Holdings, Inc.	2,910	110,347
Old National Bancorp	7,070	108,878
Independent Bank Corp.	1,430	100,543
Armada Hoffler Properties, Inc. REIT	7,090	99,685
Washington Prime Group, Inc. REIT	18,060	87,772
Community Bank System, Inc.	1,450	84,535
Marcus & Millichap, Inc.*	2,300	78,959
LegacyTexas Financial Group, Inc.	2,454	78,749
First Financial Bankshares, Inc.	1,350	77,881
Easterly Government Properties, Inc. REIT	4,912	77,020
eHealth, Inc.*	1,970	75,687
Urstadt Biddle Properties, Inc. — Class A REIT	3,860	74,189
City Holding Co.	1,030	69,618
Seacoast Banking Corporation of Florida*	2,640	68,693
Glacier Bancorp, Inc.	1,430	56,657
National Storage Affiliates Trust REIT	1,889	49,983
Westamerica Bancorporation	880	48,998
Community Healthcare Trust, Inc. REIT	1,620	46,705
Total Financial		2,837,821

Industrial - 11.6%
KEMET Corp.	13,484	236,510
Vicor Corp.*	5,034	190,235
SPX Corp.*	4,800	134,448
Matson, Inc.	4,050	129,681
DXP Enterprises, Inc.*	4,570	127,229
Axon Enterprise, Inc.*	2,888	126,350
Aerovironment, Inc.*	1,836	124,756
Electro Scientific Industries, Inc.*	3,843	115,136

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Franklin Electric Company, Inc.	2,620	$112,346
Proto Labs, Inc.*	943	106,361
Harsco Corp.*	5,199	103,252
Exponent, Inc.	1,550	78,601
ESCO Technologies, Inc.	1,190	78,480
National Presto Industries, Inc.[1]	650	75,998
Albany International Corp. — Class A	1,038	64,802
Raven Industries, Inc.	1,715	62,066
US Ecology, Inc.	950	59,831
Aerojet Rocketdyne Holdings, Inc.*	1,462	51,506
Total Industrial		1,977,588

Technology - 10.5%
Tabula Rasa HealthCare, Inc.*	3,176	202,502
Nanometrics, Inc.*	7,200	196,776
Unisys Corp.*	16,230	188,755
Bottomline Technologies DE, Inc.*	3,450	165,600
SPS Commerce, Inc.*	1,950	160,641
Semtech Corp.*	2,900	133,023
Cabot Microelectronics Corp.	1,126	107,364
Engility Holdings, Inc.*	3,630	103,310
Virtusa Corp.*	2,181	92,889
3D Systems Corp.*	8,440	85,835
CTS Corp.	3,290	85,178
Omnicell, Inc.*	1,355	82,980
Brooks Automation, Inc.	2,640	69,115
Agilysys, Inc.*	4,130	59,224
NextGen Healthcare, Inc.*	3,282	49,722
Total Technology		1,782,914

Energy - 9.4%
Renewable Energy Group, Inc.*	12,580	323,306
Penn Virginia Corp.*	3,750	202,725
KLX Energy Services Holdings, Inc.*	7,078	165,979
SunCoke Energy, Inc.*	19,400	165,870
HighPoint Resources Corp.*	66,570	165,759
Denbury Resources, Inc.*	95,560	163,407
ProPetro Holding Corp.*	10,840	133,549
Pioneer Energy Services Corp.*	88,610	108,990
Archrock, Inc.	11,840	88,682
Carrizo Oil & Gas, Inc.*	7,420	83,772
Total Energy		1,602,039

Communications - 5.9%
Perficient, Inc.*	7,920	176,299
Iridium Communications, Inc.*	8,230	151,843
Stamps.com, Inc.*	899	139,921
Liquidity Services, Inc.*	16,070	99,152
QuinStreet, Inc.*	5,500	89,265
EW Scripps Co. — Class A	5,610	88,245
ATN International, Inc.	1,130	80,829
Harmonic, Inc.*	14,190	66,977
8x8, Inc.*	3,610	65,124
Viavi Solutions, Inc.*	5,150	51,758
Total Communications		1,009,413

Basic Materials - 2.5%
Kaiser Aluminum Corp.	1,850	165,187
Hawkins, Inc.	2,622	107,371
Innospec, Inc.	1,640	101,286
Quaker Chemical Corp.	270	47,982
Total Basic Materials		421,826

Total Common Stocks
(Cost $15,181,587)		16,865,512

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$67,368	67,368
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	28,017	28,017
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	18,678	18,678
Total Repurchase Agreements
(Cost $114,063)		114,063

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	50,084	50,084
Total Securities Lending Collateral
(Cost $50,084)		50,084

Total Investments - 100.1%
(Cost $15,345,734)		$17,029,659
Other Assets & Liabilities, net - (0.1)%		(24,117)
Total Net Assets - 100.0%		$17,005,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,865,512	$—	$—	$16,865,512
Repurchase Agreements	—	114,063	—	114,063
Securities Lending Collateral	50,084	—	—	50,084
Total Assets	$16,915,596	$114,063	$—	$17,029,659

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $56,122 of securities loaned (cost $15,231,671)	$16,915,596
Repurchase agreements, at value (cost $114,063)	114,063
Cash	8,476
Receivables:
Securities sold	211,238
Fund shares sold	111,338
Dividends	6,573
Securities lending income	68
Interest	9
Total assets	17,367,361

Liabilities:
Payable for:
Securities purchased	212,799
Return of securities lending collateral	58,560
Fund shares redeemed	13,345
Management fees	11,747
Transfer agent and administrative fees	3,916
Investor service fees	3,916
Portfolio accounting fees	1,566
Trustees’ fees*	490
Miscellaneous	55,480
Total liabilities	361,819
Commitments and contingent liabilities (Note 13)	—
Net assets	$17,005,542

Net assets consist of:
Paid in capital	$17,423,326
Total distributable earnings (loss)	(417,784)
Net assets	$17,005,542
Capital shares outstanding	346,560
Net asset value per share	$49.07

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends	$113,576
Interest	3,035
Income from securities lending, net	30,220
Total investment income	146,831

Expenses:
Management fees	178,271
Investor service fees	59,424
Transfer agent and administrative fees	59,424
Professional fees	28,996
Portfolio accounting fees	23,769
Trustees’ fees*	5,322
Custodian fees	3,408
Line of credit fees	80
Miscellaneous	29,232
Total expenses	387,926
Net investment loss	(241,095)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,539,254)
Net realized loss	(1,539,254)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,822,907)
Net change in unrealized appreciation (depreciation)	(1,822,907)
Net realized and unrealized loss	(3,362,161)
Net decrease in net assets resulting from operations	$(3,603,256)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(241,095)	$(173,656)
Net realized gain (loss) on investments	(1,539,254)	1,913,809
Net change in unrealized appreciation (depreciation) on investments	(1,822,907)	383,097
Net increase (decrease) in net assets resulting from operations	(3,603,256)	2,123,250

Distributions to shareholders	(549,379)	(799,644)[1]

Capital share transactions:
Proceeds from sale of shares	68,349,093	48,903,502
Distributions reinvested	549,379	799,644
Cost of shares redeemed	(68,178,483)	(51,432,819)
Net increase (decrease) from capital share transactions	719,989	(1,729,673)
Net decrease in net assets	(3,432,646)	(406,067)

Net assets:
Beginning of year	20,438,188	20,844,255
End of year	$17,005,542	$20,438,188

Capital share activity:
Shares sold	1,133,425	940,267
Shares issued from reinvestment of distributions	8,745	15,863
Shares redeemed	(1,167,579)	(1,002,241)
Net decrease in shares	(25,409)	(46,111)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$54.95	$49.86	$42.01	$45.67	$45.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.47)	(.14)	(.30)	(.38)
Net gain (loss) on investments (realized and unrealized)	(4.12)	8.25	7.99	.62	.38
Total from investment operations	(4.72)	7.78	7.85	.32	—
Less distributions from:
Net realized gains	(1.16)	(2.69)	—	(3.98)	—
Total distributions	(1.16)	(2.69)	—	(3.98)	—
Net asset value, end of period	$49.07	$54.95	$49.86	$42.01	$45.67

Total Return[b]	(9.03%)	16.08%	18.69%	(0.37%)	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,006	$20,438	$20,844	$22,156	$25,379
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(0.90%)	(0.32%)	(0.64%)	(0.85%)
Total expenses	1.63%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	313%	280%	475%	282%	268%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2018, S&P SmallCap 600® Pure Value Fund returned -20.58%, compared with a return of -19.31% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors detracting the most from the return of the underlying index for the year were the Consumer Discretionary sector and the Industrials sector. No sector contributed to return. The Financials sector detracted the least from return.

The stocks contributing the most to return of the underlying index were Fossil Group, Inc., Renewable Energy Group, Inc., and OFG Bancorp. Those detracting the most from return of the underlying index were Cloud Peak Energy, Inc., Roadrunner Transportation Systems, Inc., and Superior Industries International, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Ultra Clean Holdings, Inc.	1.3%
Orion Group Holdings, Inc.	1.3%
Group 1 Automotive, Inc.	1.3%
Sonic Automotive, Inc. — Class A	1.3%
Hibbett Sports, Inc.	1.3%
American Axle & Manufacturing Holdings, Inc.	1.3%
Kelly Services, Inc. — Class A	1.3%
M/I Homes, Inc.	1.2%
William Lyon Homes — Class A	1.2%
SpartanNash Co.	1.2%
Top Ten Total	12.7%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	(20.58%)	(1.78%)	11.19%
S&P SmallCap 600 Pure Value Index	(19.31%)	(0.16%)	13.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 36.3%
Group 1 Automotive, Inc.	2,126	$112,083
Sonic Automotive, Inc. — Class A	8,114	111,649
Hibbett Sports, Inc.*	7,736	110,625
American Axle & Manufacturing Holdings, Inc.*	9,850	109,335
M/I Homes, Inc.*	4,915	103,313
William Lyon Homes — Class A*	9,580	102,410
Genesco, Inc.*	2,271	100,605
Express, Inc.*	18,886	96,508
Chico’s FAS, Inc.	17,043	95,782
Meritage Homes Corp.*	2,460	90,331
Office Depot, Inc.	34,705	89,539
Vista Outdoor, Inc.*	7,866	89,279
Lithia Motors, Inc. — Class A	1,040	79,383
Winnebago Industries, Inc.	3,270	79,167
Veritiv Corp.*	3,133	78,231
ScanSource, Inc.*	2,258	77,630
Cooper-Standard Holdings, Inc.*	1,151	71,500
Abercrombie & Fitch Co. — Class A	3,525	70,676
Cato Corp. — Class A	4,895	69,852
Anixter International, Inc.*	1,242	67,453
Red Robin Gourmet Burgers, Inc.*	2,410	64,395
MDC Holdings, Inc.	2,270	63,810
MarineMax, Inc.*	3,411	62,455
Superior Industries International, Inc.	12,964	62,357
EZCORP, Inc. — Class A*	7,959	61,523
Vitamin Shoppe, Inc.*	12,960	61,430
Kirkland’s, Inc.*	6,405	61,040
Essendant, Inc.	4,500	56,610
Wabash National Corp.	4,220	55,197
Zumiez, Inc.*	2,785	53,388
Lumber Liquidators Holdings, Inc.*	5,440	51,789
Titan International, Inc.	11,049	51,488
J.C. Penney Company, Inc.*,1	46,016	47,857
Core-Mark Holding Company, Inc.	2,031	47,221
Caleres, Inc.	1,622	45,140
Haverty Furniture Companies, Inc.	2,232	41,917
Francesca’s Holdings Corp.*	38,772	37,640
LGI Homes, Inc.*,1	740	33,463
Unifi, Inc.*	1,339	30,583
Cooper Tire & Rubber Co.	926	29,938
Ethan Allen Interiors, Inc.	1,630	28,672
Barnes & Noble, Inc.	3,920	27,793
Barnes & Noble Education, Inc.*	6,642	26,634
GameStop Corp. — Class A	2,074	26,174
Fossil Group, Inc.*	1,582	24,885
G-III Apparel Group Ltd.*	880	24,543
Motorcar Parts of America, Inc.*	1,444	24,028
SkyWest, Inc.	520	23,124
Vera Bradley, Inc.*	2,641	22,633
Total Consumer, Cyclical		3,053,078

Industrial - 20.0%
Orion Group Holdings, Inc.*	26,392	113,222
Griffon Corp.	8,910	93,110
Olympic Steel, Inc.	6,297	89,858
Boise Cascade Co.	3,424	81,662
TTM Technologies, Inc.*	8,150	79,300
TimkenSteel Corp.*	8,519	74,456
Lydall, Inc.*	3,650	74,131
Atlas Air Worldwide Holdings, Inc.*	1,747	73,706
ArcBest Corp.	2,082	71,329
Universal Forest Products, Inc.	2,490	64,640
MYR Group, Inc.*	2,260	63,664
Briggs & Stratton Corp.	4,569	59,763
Benchmark Electronics, Inc.	2,786	59,007
Sanmina Corp.*	2,403	57,816
Echo Global Logistics, Inc.*	2,803	56,985
Multi-Color Corp.	1,490	52,284
Arcosa, Inc.*	1,860	51,503
Greenbrier Companies, Inc.	1,212	47,923
Aegion Corp. — Class A*	2,524	41,192
Patrick Industries, Inc.*	1,370	40,566
Ichor Holdings Ltd.*	2,300	37,490
US Concrete, Inc.*	1,020	35,986
Encore Wire Corp.	549	27,549
Comtech Telecommunications Corp.	1,087	26,458
TopBuild Corp.*	580	26,100
Bel Fuse, Inc. — Class B	1,415	26,064
Astec Industries, Inc.	860	25,963
CIRCOR International, Inc.*	1,200	25,560
Powell Industries, Inc.	962	24,059
Mueller Industries, Inc.	940	21,959
SPX FLOW, Inc.*	710	21,598
Tredegar Corp.	1,289	20,444
Apogee Enterprises, Inc.	630	18,805
Total Industrial		1,684,152

Consumer, Non-cyclical - 14.9%
Kelly Services, Inc. — Class A	5,182	106,127
SpartanNash Co.	5,955	102,307
Magellan Health, Inc.*	1,680	95,575
United Natural Foods, Inc.*	8,880	94,039
Andersons, Inc.	2,889	86,352
ABM Industries, Inc.	2,550	81,880
Dean Foods Co.	18,985	72,333
Seneca Foods Corp. — Class A*	2,549	71,933
Cross Country Healthcare, Inc.*	9,014	66,073
Diplomat Pharmacy, Inc.*	4,067	54,742
Rent-A-Center, Inc.*	3,280	53,103
TrueBlue, Inc.*	2,202	48,995
Quanex Building Products Corp.	2,690	36,557
Owens & Minor, Inc.	5,730	36,271
Team, Inc.*	2,459	36,024
Universal Corp.	663	35,902
Invacare Corp.	7,585	32,615
Lannett Company, Inc.*,1	5,800	28,768
Assertio Therapeutics, Inc.*	7,700	27,797
Matthews International Corp. — Class A	590	23,966

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

LSC Communications, Inc.	3,353	$23,471
Select Medical Holdings Corp.*	1,160	17,806
Central Garden & Pet Co. — Class A*	530	16,563
Central Garden & Pet Co.*	140	4,823
Total Consumer, Non-cyclical		1,254,022

Financial - 8.5%
International. FCStone, Inc.*	1,901	69,538
Encore Capital Group, Inc.*	2,700	63,450
Ambac Financial Group, Inc.*	3,360	57,926
iStar, Inc. REIT	5,280	48,418
Customers Bancorp, Inc.*	2,480	45,136
CBL & Associates Properties, Inc. REIT	22,827	43,828
Stewart Information Services Corp.	1,057	43,760
Third Point Reinsurance Ltd.*	3,580	34,511
Opus Bank	1,555	30,463
Invesco Mortgage Capital, Inc. REIT	1,995	28,888
Summit Hotel Properties, Inc. REIT	2,860	27,828
Hersha Hospitality Trust REIT	1,450	25,433
Capstead Mortgage Corp. REIT	3,709	24,739
Horace Mann Educators Corp.	645	24,155
Maiden Holdings Ltd.	14,273	23,551
PennyMac Mortgage Investment Trust REIT	1,262	23,498
PRA Group, Inc.*	880	21,446
Cedar Realty Trust, Inc. REIT	6,510	20,441
Pacific Premier Bancorp, Inc.*	740	18,885
Hope Bancorp, Inc.	1,590	18,857
Apollo Commercial Real Estate Finance, Inc. REIT	1,030	17,160
Total Financial		711,911

Energy - 8.4%
Green Plains, Inc.	6,215	81,479
US Silica Holdings, Inc.	5,970	60,774
Par Pacific Holdings, Inc.*	4,106	58,223
Superior Energy Services, Inc.*	16,600	55,610
Laredo Petroleum, Inc.*	12,267	44,407
REX American Resources Corp.*	640	43,590
SEACOR Holdings, Inc.*	1,080	39,960
Gulfport Energy Corp.*	6,020	39,431
Cloud Peak Energy, Inc.*	105,383	38,602
C&J Energy Services, Inc.*	2,750	37,125
SRC Energy, Inc.*	7,300	34,310
Helix Energy Solutions Group, Inc.*	6,336	34,278
Newpark Resources, Inc.*	4,779	32,832
Matrix Service Co.*	1,439	25,816
Exterran Corp.*	1,430	25,311
Bristow Group, Inc.*,1	8,778	21,330
Oil States International, Inc.*	1,382	19,735
Ring Energy, Inc.*	3,380	17,170
Total Energy		709,983

Basic Materials - 6.0%
Clearwater Paper Corp.*	4,057	98,869
Rayonier Advanced Materials, Inc.	8,220	87,543
PH Glatfelter Co.	8,031	78,383
Kraton Corp.*	3,280	71,635
Century Aluminum Co.*	9,400	68,714
AdvanSix, Inc.*	1,190	28,965
Koppers Holdings, Inc.*	1,690	28,798
Innophos Holdings, Inc.	970	23,794
Schweitzer-Mauduit International, Inc.	850	21,292
Total Basic Materials		507,993

Technology - 3.7%
Ultra Clean Holdings, Inc.*	13,370	113,244
Insight Enterprises, Inc.*	1,608	65,526
Photronics, Inc.*	4,668	45,186
TiVo Corp.	2,400	22,584
Donnelley Financial Solutions, Inc.*	1,600	22,448
Digi International, Inc.*	2,130	21,492
Sykes Enterprises, Inc.*	856	21,169
Total Technology		311,649

Communications - 1.7%
Gannett Company, Inc.	7,380	62,952
New Media Investment Group, Inc.	4,855	56,172
Frontier Communications Corp.*,1	10,871	25,873
Total Communications		144,997

Total Common Stocks
(Cost $8,497,485)		8,377,785

RIGHTS††† - 0.0%
A Schulman, Inc.
Expires 09/30/19*,2	1,164	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.9%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	$43,724	43,724
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	18,183	18,183
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	12,122	12,122
Total Repurchase Agreements
(Cost $74,029)		74,029

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[5]	72,895	$72,895
Total Securities Lending Collateral
(Cost $72,895)		72,895

Total Investments - 101.3%
(Cost $8,644,409)		$8,524,709
Other Assets & Liabilities, net - (1.3)%		(110,360)
Total Net Assets - 100.0%		$8,414,349

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at December 31, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of December 31, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$8,377,785	$—	$—		$8,377,785
Rights	—	—	—	*	—
Repurchase Agreements	—	74,029	—		74,029
Securities Lending Collateral	72,895	—	—		72,895
Total Assets	$8,450,680	$74,029	$—		$8,524,709

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments, at value - including $76,068 of securities loaned (cost $8,570,380)	$8,450,680
Repurchase agreements, at value (cost $74,029)	74,029
Cash	12,335
Receivables:
Dividends	12,514
Securities lending income	441
Interest	6
Total assets	8,550,005

Liabilities:
Payable for:
Return of securities lending collateral	85,231
Fund shares redeemed	5,359
Management fees	5,317
Transfer agent and administrative fees	1,772
Investor service fees	1,772
Portfolio accounting fees	709
Trustees’ fees*	326
Miscellaneous	35,170
Total liabilities	135,656
Commitments and contingent liabilities (Note 13)	—
Net assets	$8,414,349

Net assets consist of:
Paid in capital	$12,122,557
Total distributable earnings (loss)	(3,708,208)
Net assets	$8,414,349
Capital shares outstanding	159,344
Net asset value per share	$52.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding tax of $227)	$252,849
Interest	1,754
Income from securities lending, net	17,993
Total investment income	272,596

Expenses:
Management fees	117,810
Investor service fees	39,270
Transfer agent and administrative fees	39,270
Professional fees	19,747
Portfolio accounting fees	15,708
Trustees’ fees*	4,656
Custodian fees	2,312
Line of credit fees	22
Miscellaneous	15,541
Total expenses	254,336
Net investment income	18,260

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(768,745)
Net realized loss	(768,745)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,189,576)
Net change in unrealized appreciation (depreciation)	(2,189,576)
Net realized and unrealized loss	(2,958,321)
Net decrease in net assets resulting from operations	$(2,940,061)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$18,260	$(63,031)
Net realized loss on investments	(768,745)	(18,013)
Net change in unrealized appreciation (depreciation) on investments	(2,189,576)	(1,426,664)
Net decrease in net assets resulting from operations	(2,940,061)	(1,507,708)

Distributions to shareholders	—	(398,643)[1]

Capital share transactions:
Proceeds from sale of shares	29,766,017	32,718,612
Distributions reinvested	—	398,643
Cost of shares redeemed	(36,159,635)	(41,870,956)
Net decrease from capital share transactions	(6,393,618)	(8,753,701)
Net decrease in net assets	(9,333,679)	(10,660,052)

Net assets:
Beginning of year	17,748,028	28,408,080
End of year	$8,414,349	$17,748,028

Capital share activity:
Shares sold	430,933	502,067
Shares issued from reinvestment of distributions	—	6,643
Shares redeemed	(538,553)	(652,665)
Net decrease in shares	(107,620)	(143,955)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (see Note 11).

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$66.48	$69.13	$52.48	$65.72	$79.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.23)	(.45)	(.06)	(.39)
Net gain (loss) on investments (realized and unrealized)	(13.75)	(.20)	17.10	(8.15)	1.28
Total from investment operations	(13.67)	(.43)	16.65	(8.21)	.89
Less distributions from:
Net realized gains	—	(2.22)	—	(5.03)	(14.28)
Total distributions	—	(2.22)	—	(5.03)	(14.28)
Net asset value, end of period	$52.81	$66.48	$69.13	$52.48	$65.72

Total Return[b]	(20.58%)	(0.28%)	31.74%	(13.54%)	1.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,414	$17,748	$28,408	$11,747	$14,318
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.35%)	(0.44%)	(0.09%)	(0.50%)
Total expenses	1.62%	1.61%	1.56%	1.50%	1.57%
Portfolio turnover rate	194%	204%	303%	245%	144%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the one-year period ended December 31, 2018, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned -18.97% while the underlying index returned -14.52% over the same period.

The sectors detracting the most from the return of the underlying index of the period were Financials and Consumer Staples. No sector contributed to performance. The Utilities sector detracted the least to the performance of the underlying index for the period.

The stocks contributing the most to performance of the underlying index were Glaxo SmithKline Plc, AstraZeneca Plc, and Novartis AG. Those detracting the most from return of the underlying index were British American Tobacco Plc, Bayer AG, and Anheuser-Busch InBev SA NV.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.6%
Guggenheim Ultra Short Duration Fund	25.9%
Nestle S.A. ADR	1.8%
Novartis AG ADR	1.6%
HSBC Holdings plc ADR	1.3%
Roche Holding AG ADR	1.2%
Royal Dutch Shell plc — Class A ADR	1.0%
BP plc ADR	1.0%
Total S.A. ADR	0.9%
Linde plc	0.7%
Top Ten Total	68.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	34%
Switzerland	20%
France	16%
Germany	13%
Netherlands	6%
Spain	3%
Denmark	2%
Other	6%
Total Long-Term Investments	100%

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	(18.97%)	(4.39%)	2.15%
STOXX Europe 50 Index	(14.52%)	(1.56%)	4.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 25.9%

Consumer, Non-cyclical - 10.8%
Nestle S.A. ADR	602	$48,738
Novartis AG ADR	505	43,334
Roche Holding AG ADR	1,069	33,224
Diageo plc ADR	125	17,725
AstraZeneca plc ADR	452	17,167
Novo Nordisk A/S ADR	353	16,263
Unilever N.V. — Class Y	300	16,140
Sanofi ADR	363	15,758
GlaxoSmithKline plc ADR	386	14,749
British American Tobacco plc ADR	443	14,114
Anheuser-Busch InBev S.A. ADR	197	12,964
Bayer AG ADR	656	11,526
Unilever plc ADR	218	11,391
Reckitt Benckiser Group plc ADR	583	8,821
L’Oreal S.A. ADR	193	8,812
Total Consumer, Non-cyclical		290,726

Financial - 4.9%
HSBC Holdings plc ADR	825	33,916
Allianz SE ADR	793	15,971
Prudential plc ADR	316	11,177
Banco Santander S.A. ADR	2,455	10,998
Zurich Insurance Group AG ADR	282	8,405
BNP Paribas S.A. ADR	364	8,205
Intesa Sanpaolo SpA ADR	576	7,730
UBS Group AG*	611	7,564
Lloyds Banking Group plc ADR	2,887	7,391
AXA S.A. ADR	332	7,101
ING Groep N.V. ADR	657	7,004
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,084	5,734
Total Financial		131,196

Energy - 3.1%
Royal Dutch Shell plc — Class A ADR	469	27,329
BP plc ADR	688	26,089
Total S.A. ADR	450	23,481
Eni SpA ADR	204	6,426
Total Energy		83,325

Basic Materials - 2.2%
Linde plc	120	18,725
BASF SE ADR	671	11,803
Rio Tinto plc ADR	235	11,393
Air Liquide S.A. ADR	341	8,412
Glencore plc ADR[1]	974	7,052
Total Basic Materials		57,385

Industrial - 1.9%
Siemens AG ADR	259	14,525
Airbus SE ADR	361	8,585
ABB Ltd. ADR	409	7,775
Vinci S.A. ADR	356	7,301
Safran S.A. ADR	236	7,054
Schneider Electric SE ADR	436	5,895
Total Industrial		51,135

Technology - 1.2%
SAP SE ADR	165	16,426
ASML Holding N.V. — Class G	94	14,628
Total Technology		31,054

Communications - 0.9%
Vodafone Group plc ADR	499	9,621
Deutsche Telekom AG ADR	516	8,762
Telefonica S.A. ADR	753	6,370
Total Communications		24,753

Consumer, Cyclical - 0.7%
LVMH Moet Hennessy Louis Vuitton SE ADR	209	12,218
Daimler AG ADR	573	7,512
Total Consumer, Cyclical		19,730

Utilities - 0.2%
National Grid plc ADR	128	6,141

Total Common Stocks
(Cost $656,086)		695,445

MUTUAL FUNDS† - 58.5%
Guggenheim Strategy Fund II2	35,332	876,931
Guggenheim Ultra Short Duration Fund[2,8]	69,886	696,060
Total Mutual Funds
(Cost $1,580,133)		1,572,991

	Face Amount

U.S. TREASURY BILLS†† - 9.4%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$253,000	252,905
Total U.S. Treasury Bills
(Cost $252,888)		252,905

REPURCHASE AGREEMENTS††,5 - 7.9%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	124,634	124,634
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	51,832	51,832
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	34,555	34,555
Total Repurchase Agreements
(Cost $211,021)		211,021

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[7]	3,246	$3,246
Total Securities Lending Collateral
(Cost $3,246)		3,246

Total Investments - 101.8%
(Cost $2,703,374)		$2,735,608
Other Assets & Liabilities, net - (1.8)%		(48,451)
Total Net Assets - 100.0%		$2,687,157

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	19	Mar 2019	$2,738,256	$12,771

Equity Futures Contracts Purchased††
STOXX Europe 50 Index Futures Contracts	84	Mar 2019	2,647,815	(18,901)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2018.
[8]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$695,445	$—	$—	$695,445
Mutual Funds	1,572,991	—	—	1,572,991
U.S. Treasury Bills	—	252,905	—	252,905
Repurchase Agreements	—	211,021	—	211,021
Securities Lending Collateral	3,246	—	—	3,246
Currency Futures Contracts**	12,771	—	—	12,771
Total Assets	$2,284,453	$463,926	$—	$2,748,379

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$—	$18,901	$—	$18,901

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$906,537	$797,820	$(820,000)	$(969)	$(6,457)	$876,931	35,332	$32,251	$510
Guggenheim Ultra Short Duration Fund[1]	266,751	1,959,824	(1,525,000)	(2,008)	(3,507)	696,060	69,886	24,059	705
	$1,173,288	$2,757,644	$(2,345,000)	$(2,977)	$(9,964)	$1,572,991		$56,310	$1,215

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $3,663 of securities loaned (cost $912,220)	$951,596
Investments in affiliated issuers, at value (cost $1,580,133)	1,572,991
Repurchase agreements, at value (cost $211,021)	211,021
Cash	8,765
Receivables:
Fund shares sold	72,863
Variation margin on futures contracts	26,320
Foreign tax reclaims	10,050
Dividends	4,336
Other	258
Securities lending income	32
Interest	17
Total assets	2,858,249

Liabilities:
Payable for:
Securities purchased	146,254
Due to broker	8,233
Return of securities lending collateral	3,795
Management fees	1,853
Transfer agent and administrative fees	564
Investor service fees	564
Portfolio accounting fees	226
Fund shares redeemed	140
Trustees’ fees*	67
Miscellaneous	9,396
Total liabilities	171,092
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,687,157

Net assets consist of:
Paid in capital	$4,248,521
Total distributable earnings (loss)	(1,561,364)
Net assets	$2,687,157
Capital shares outstanding	31,805
Net asset value per share	$84.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $5,287)	$84,786
Dividends from securities of affiliated issuers	56,310
Interest	7,767
Income from securities lending, net	2,785
Total investment income	151,648

Expenses:
Management fees	39,497
Investor service fees	10,971
Transfer agent and administrative fees	10,971
Professional fees	6,230
Portfolio accounting fees	4,389
Trustees’ fees*	1,304
Custodian fees	630
Line of credit fees	70
Miscellaneous	3,909
Total expenses	77,971
Less:
Expenses waived by Adviser	(179)
Net expenses	77,792
Net investment income	73,856

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(102,961)
Investments in affiliated issuers	(2,977)
Distributions received from affiliated investment company shares	1,215
Futures contracts	(695,254)
Foreign currency transactions	405
Net realized loss	(799,572)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(223,697)
Investments in affiliated issuers	(9,964)
Futures contracts	(17,936)
Foreign currency translations	56
Net change in unrealized appreciation (depreciation)	(251,541)
Net realized and unrealized loss	(1,051,113)
Net decrease in net assets resulting from operations	$(977,257)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$73,856	$11,928
Net realized gain (loss) on investments	(799,572)	679,374
Net change in unrealized appreciation (depreciation) on investments	(251,541)	264,177
Net increase (decrease) in net assets resulting from operations	(977,257)	955,479

Distributions to shareholders	(15,264)	(40,552)[1]

Capital share transactions:
Proceeds from sale of shares	14,938,345	16,896,795
Distributions reinvested	15,264	40,552
Cost of shares redeemed	(16,999,276)	(14,679,728)
Net increase (decrease) from capital share transactions	(2,045,667)	2,257,619
Net increase (decrease) in net assets	(3,038,188)	3,172,546

Net assets:
Beginning of year	5,725,345	2,552,799
End of year	$2,687,157	$5,725,345

Capital share activity:
Shares sold	149,773	176,252
Shares issued from reinvestment of distributions	153	412
Shares redeemed	(172,823)	(153,070)
Net increase (decrease) in shares	(22,897)	23,594

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$104.66	$82.06	$88.28	$96.17	$112.32
Income (loss) from investment operations:
Net investment income (loss)[a]	1.66	.25	.25	.66	1.26
Net gain (loss) on investments (realized and unrealized)	(21.46)	23.17	(6.25)	(7.35)	(15.19)
Total from investment operations	(19.80)	23.42	(6.00)	(6.69)	(13.93)
Less distributions from:
Net investment income	(.37)	(.82)	(.22)	(1.20)	(2.22)
Total distributions	(.37)	(.82)	(.22)	(1.20)	(2.22)
Net asset value, end of period	$84.49	$104.66	$82.06	$88.28	$96.17

Total Return[b]	(18.97%)	28.60%	(5.58%)	(7.19%)	(12.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,687	$5,725	$2,553	$3,083	$3,304
Ratios to average net assets:
Net investment income (loss)	1.67%	0.26%	1.70%	0.63%	1.14%
Total expenses[c]	1.78%	1.80%	1.73%	1.66%	1.75%
Net expenses[d]	1.77%	1.80%	1.73%	1.66%	1.75%
Portfolio turnover rate	187%	121%	441%	620%	401%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2018, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned -22.95%, while the underlying index returned -10.35% over the same time period.

The sectors contributing the most to the return of the underlying index of the period were Consumer Staples and Health Care. The Industrials and the Information Technology sectors detracted the most from the performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were Fast Retailing Co. Ltd., FamilyMart UNY Holdings Co. Ltd., and Terumo Corp. Those detracting most from performance of the underlying index were Fanuc Corp., SoftBank Group Corp., and Tokyo Electron Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.9%
Guggenheim Ultra Short Duration Fund	22.7%
Total	56.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(22.95%)	3.62%	8.57%
Nikkei-225 Stock Average Index	(10.35%)	3.18%	6.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2018
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.6%
Guggenheim Strategy Fund II1	27,538	$683,491
Guggenheim Ultra Short Duration Fund[1,8]	45,879	456,957
Total Mutual Funds
(Cost $1,138,133)		1,140,448

	Face Amount

FEDERAL AGENCY NOTES†† - 14.9%
Federal Farm Credit Bank[3]
2.45% (1 Month USD LIBOR -0.05%, Rate Floor: 0.00%) due 01/23/19[2]	$100,000	99,998
Freddie Mac[7]
1.75% due 05/30/19	100,000	99,683
Farmer Mac[3]
1.55% due 07/03/19	100,000	99,444
Total Federal Agency Notes
(Cost $299,180)		299,125

U.S. TREASURY BILLS†† - 4.8%
U.S. Treasury Bills
2.21% due 01/08/19[4,5]	96,000	95,964
Total U.S. Treasury Bills
(Cost $95,957)		95,964

REPURCHASE AGREEMENTS††,6 - 33.3%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	396,342	396,342
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	164,828	164,828
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	109,885	109,885
Total Repurchase Agreements
(Cost $671,055)		671,055

Total Investments - 109.6%
(Cost $2,204,325)		$2,206,592
Other Assets & Liabilities, net - (9.6)%		(193,547)
Total Net Assets - 100.0%		$2,013,045

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	35	Mar 2019	$4,014,938	$90,227

Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Equity Futures Contracts	41	Mar 2019	4,070,275	(160,756)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full power to control the assets and operations of the firm.
[8]	Effective November 30, 2018, Guggenheim Strategy Fund I was also reorganized with and into the Guggenheim Ultra Short Duration Fund.
LIBOR — London Interbank Offered Rate
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,140,448	$—	$—	$1,140,448
Federal Agency Notes	—	299,125	—	299,125
U.S. Treasury Bills	—	95,964	—	95,964
Repurchase Agreements	—	671,055	—	671,055
Currency Futures Contracts**	90,227	—	—	90,227
Total Assets	$1,230,675	$1,066,144	$—	$2,296,819

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$160,756	$—	$—	$160,756

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,852,417	$1,561,317	$(2,725,000)	$(858)	$(4,385)	$683,491	27,538	$30,974	$353
Guggenheim Ultra Short Duration Fund[1]	1,486,508	2,229,038	(3,255,000)	(255)	(3,334)	456,957	45,879	28,679	404
	$3,338,925	$3,790,355	$(5,980,000)	$(1,113)	$(7,719)	$1,140,448		$59,653	$757

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $395,137)	$395,089
Investments in affiliated issuers, at value (cost $1,138,133)	1,140,448
Repurchase agreements, at value (cost $671,055)	671,055
Segregated cash with broker	2,295
Receivables:
Variation margin on futures contracts	8,043
Dividends	1,993
Swap settlement	1,839
Interest	1,033
Total assets	2,221,795

Liabilities:
Payable for:
Securities purchased	202,101
Management fees	996
Transfer agent and administrative fees	368
Investor service fees	368
Fund shares redeemed	296
Portfolio accounting fees	147
Trustees’ fees*	38
Miscellaneous	4,436
Total liabilities	208,750
Commitments and contingent liabilities (Note 13)	—
Net assets	$2,013,045

Net assets consist of:
Paid in capital	$4,139,480
Total distributable earnings (loss)	(2,126,435)
Net assets	$2,013,045
Capital shares outstanding	32,311
Net asset value per share	$62.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$59,653
Interest	20,249
Total investment income	79,902

Expenses:
Management fees	25,608
Investor service fees	8,536
Transfer agent and administrative fees	8,536
Professional fees	6,170
Portfolio accounting fees	3,414
Trustees’ fees*	944
Custodian fees	519
Line of credit fees	12
Miscellaneous	336
Total expenses	54,075
Less:
Expenses waived by Adviser	(109)
Net expenses	53,966
Net investment income	25,936

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	(1,113)
Distributions received from affiliated investment company shares	757
Futures contracts	(440,653)
Net realized loss	(441,002)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(47)
Investments in affiliated issuers	(7,719)
Futures contracts	(246,144)
Net change in unrealized appreciation (depreciation)	(253,910)
Net realized and unrealized loss	(694,912)
Net decrease in net assets resulting from operations	$(668,976)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$25,936	$(5,644)
Net realized gain (loss) on investments	(441,002)	1,508,664
Net change in unrealized appreciation (depreciation) on investments	(253,910)	28,618
Net increase (decrease) in net assets resulting from operations	(668,976)	1,531,638

Distributions to shareholders	(556,668)	—

Capital share transactions:
Proceeds from sale of shares	31,061,412	16,175,572
Distributions reinvested	556,668	—
Cost of shares redeemed	(33,993,486)	(14,591,761)
Net increase (decrease) from capital share transactions	(2,375,406)	1,583,811
Net increase (decrease) in net assets	(3,601,050)	3,115,449

Net assets:
Beginning of year	5,614,095	2,498,646
End of year	$2,013,045	$5,614,095

Capital share activity:
Shares sold	341,586	195,913
Shares issued from reinvestment of distributions	6,993	—
Shares redeemed	(371,950)	(177,480)
Net increase (decrease) in shares	(23,371)	18,433

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$100.82	$67.08	$61.65	$55.02	$171.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	(.13)	(.06)	(.78)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(19.56)	33.87	5.49	7.41	(16.58)
Total from investment operations	(18.86)	33.74	5.43	6.63	(18.26)
Less distributions from:
Net realized gains	(19.66)	—	—	—	(98.40)
Total distributions	(19.66)	—	—	—	(98.40)
Net asset value, end of period	$62.30	$100.82	$67.08	$61.65	$55.02

Total Return[b]	(22.95%)	50.30%	8.86%	12.00%	(15.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,013	$5,614	$2,499	$3,577	$2,608
Ratios to average net assets:
Net investment income (loss)	0.76%	(0.15%)	(0.50%)	(1.22%)	(1.39%)
Total expenses[c]	1.58%	1.83%	1.56%	1.50%	1.59%
Net expenses[d]	1.58%	1.83%	1.56%	1.50%	1.59%
Portfolio turnover rate	180%	73%	183%	87%	146%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 11.82%, compared with a return of 4.40% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese Yen, Swiss Franc, and Swedish Krona. The Euro, Canadian Dollar, and British Pound detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.5%
Guggenheim Ultra Short Duration Fund	27.5%
Total	60.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	11.82%	6.55%	(0.40%)
U.S. Dollar Index	4.40%	3.74%	1.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 60.0%
Guggenheim Strategy Fund II1	44,811	$1,112,218
Guggenheim Ultra Short Duration Fund[1,9]	94,540	941,620
Total Mutual Funds
(Cost $2,055,808)		2,053,838

	Face Amount

FEDERAL AGENCY NOTES†† - 6.6%
Farmer Mac[2]
1.55% due 07/03/19	$100,000	99,444
Freddie Mac[3]
1.75% due 05/30/19	75,000	74,762
Federal Farm Credit Bank[2]
2.45% (1 Month USD LIBOR -0.05%, Rate Floor: 0.00%) due 01/23/19[4]	50,000	49,999
Total Federal Agency Notes
(Cost $224,253)		224,205

U.S. TREASURY BILLS†† - 4.1%
U.S. Treasury Bills
2.21% due 01/08/19[5,6]	140,000	139,948
Total U.S. Treasury Bills
(Cost $139,938)		139,948

FEDERAL AGENCY DISCOUNT NOTES†† - 2.9%
Freddie Mac[3]
2.25% due 01/03/19[6]	100,000	99,993
Total Federal Agency Discount Notes
(Cost $99,988)		99,993

REPURCHASE AGREEMENTS††,7 - 22.5%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[8]	454,859	454,859
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[8]	189,163	189,163
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[8]	126,108	126,108
Total Repurchase Agreements
(Cost $770,130)		770,130

Total Investments - 96.1%
(Cost $3,290,117)		$3,288,114
Other Assets & Liabilities, net - 3.9%		132,167
Total Net Assets - 100.0%		$3,420,281

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	54	Mar 2019	$5,168,070	$(42,298)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/20/19	16,788	$1,606,718	$(9,676)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2018.
[9]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,053,838	$—	$—	$2,053,838
Federal Agency Notes	—	224,205	—	224,205
U.S. Treasury Bills	—	139,948	—	139,948
Federal Agency Discount Notes	—	99,993	—	99,993
Repurchase Agreements	—	770,130	—	770,130
Total Assets	$2,053,838	$1,234,276	$—	$3,288,114

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$42,298	$—	$—	$42,298
Currency Index Swap Agreements**	—	9,676	—	9,676
Total Liabilities	$42,298	$9,676	$—	$51,974

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$592,767	$2,775,256	$(2,245,000)	$(2,855)	$(7,950)	$1,112,218	44,811	$29,321	$836
Guggenheim Ultra Short Duration Fund[1]	486,103	2,588,659	(2,125,000)	(3,251)	(4,891)	941,620	94,540	27,463	1,120
	$1,078,870	$5,363,915	$(4,370,000)	$(6,106)	$(12,841)	$2,053,838		$56,784	$1,956

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $464,179)	$464,146
Investments in affiliated issuers, at value (cost $2,055,808)	2,053,838
Repurchase agreements, at value (cost $770,130)	770,130
Receivables:
Fund shares sold	219,940
Dividends	4,717
Interest	974
Total assets	3,513,745

Liabilities:
Unrealized depreciation on swap agreements	9,676
Payable for:
Securities purchased	54,948
Variation margin on futures contracts	13,782
Management fees	2,644
Fund shares redeemed	1,564
Transfer agent and administrative fees	810
Investor service fees	810
Swap settlement	443
Portfolio accounting fees	324
Trustees’ fees*	48
Miscellaneous	8,415
Total liabilities	93,464
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,420,281

Net assets consist of:
Paid in capital	$4,423,990
Total distributable earnings (loss)	(1,003,709)
Net assets	$3,420,281
Capital shares outstanding	86,089
Net asset value per share	$39.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$56,784
Interest	19,450
Total investment income	76,234

Expenses:
Management fees	26,891
Investor service fees	7,470
Transfer agent and administrative fees	7,470
Professional fees	3,401
Portfolio accounting fees	2,988
Trustees’ fees*	823
Custodian fees	435
Line of credit fees	3
Miscellaneous	5,207
Total expenses	54,688
Less:
Expenses waived by Adviser	(274)
Net expenses	54,414
Net investment income	21,820

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	10
Investments in affiliated issuers	(6,106)
Distributions received from affiliated investment company shares	1,956
Swap agreements	12,411
Futures contracts	282,196
Net realized gain	290,467
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(35)
Investments in affiliated issuers	(12,841)
Swap agreements	(5,896)
Futures contracts	(6,819)
Net change in unrealized appreciation (depreciation)	(25,591)
Net realized and unrealized gain	264,876
Net increase in net assets resulting from operations	$286,696

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$21,820	$(2,805)
Net realized gain (loss) on investments	290,467	(501,880)
Net change in unrealized appreciation (depreciation) on investments	(25,591)	(122,233)
Net increase (decrease) in net assets resulting from operations	286,696	(626,918)

Distributions to shareholders	—	(54,703)[1]

Capital share transactions:
Proceeds from sale of shares	22,522,330	12,652,905
Distributions reinvested	—	54,703
Cost of shares redeemed	(21,125,360)	(15,933,084)
Net increase (decrease) from capital share transactions	1,396,970	(3,225,476)
Net increase (decrease) in net assets	1,683,666	(3,907,097)

Net assets:
Beginning of year	1,736,615	5,643,712
End of year	$3,420,281	$1,736,615

Capital share activity:
Shares sold	599,981	327,875
Shares issued from reinvestment of distributions	—	1,446
Shares redeemed	(562,774)	(408,989)
Net increase (decrease) in shares	37,207	(79,668)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net realized gains (See Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$35.53	$43.90	$43.45	$42.19	$34.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	(.04)	(.23)	(.55)	(.47)
Net gain (loss) on investments (realized and unrealized)	3.93	(7.67)	2.96	6.09	8.34
Total from investment operations	4.20	(7.71)	2.73	5.54	7.87
Less distributions from:
Net realized gains	—	(.66)	(2.28)	(4.28)	—
Total distributions	—	(.66)	(2.28)	(4.28)	—
Net asset value, end of period	$39.73	$35.53	$43.90	$43.45	$42.19

Total Return[b]	11.82%	(17.65%)	7.00%	13.35%	22.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,420	$1,737	$5,644	$3,303	$6,980
Ratios to average net assets:
Net investment income (loss)	0.73%	(0.10%)	(0.57%)	(1.21%)	(1.24%)
Total expenses[c]	1.83%	1.80%	1.76%	1.70%	1.76%
Net expenses[d]	1.82%	1.80%	1.76%	1.70%	1.76%
Portfolio turnover rate	241%	88%	190%	177%	189%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the period presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2018, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -11.63%, compared with a return of 4.40% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese Yen, Swiss Franc, and Swedish Krona. The Euro, Canadian Dollar, and British Pound detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	36.4%
Guggenheim Ultra Short Duration Fund	22.8%
Total	59.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(11.63%)	(8.97%)	(5.08%)
U.S. Dollar Index	4.40%	3.74%	1.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.2%
Guggenheim Strategy Fund II1	8,548	$212,172
Guggenheim Ultra Short Duration Fund[1,9]	13,315	132,622
Total Mutual Funds
(Cost $343,231)		344,794

	Face Amount

FEDERAL AGENCY NOTES†† - 12.9%
Federal Farm Credit Bank[7]
2.45% (1 Month USD LIBOR 0.05%, Rate Floor: 0.00%) due 01/23/19[2]	$50,000	49,999
Freddie Mac[8]
1.75% due 05/30/19	25,000	24,921
Total Federal Agency Notes
(Cost $74,932)		74,920

FEDERAL AGENCY DISCOUNT NOTES†† - 4.3%
Freddie Mac[8]
2.25% due 01/03/19[3]	25,000	24,998
Total Federal Agency Discount Notes
(Cost $24,997)		24,998

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	10,000	9,996
Total U.S. Treasury Bills
(Cost $9,995)		9,996

REPURCHASE AGREEMENTS††,5 - 26.8%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[6]	92,083	92,083
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[6]	38,295	38,295
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[6]	25,530	25,530
Total Repurchase Agreements
(Cost $155,908)		155,908

Total Investments - 104.9%
(Cost $609,063)		$610,616
Other Assets & Liabilities, net - (4.9)%		(28,745)
Total Net Assets - 100.0%		$581,871

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	7	Mar 2019	$669,935	$5,546

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	03/20/19	5,159	$493,771	$4,038

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2018.
[7]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[8]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[9]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$344,794	$—	$—	$344,794
Federal Agency Notes	—	74,920	—	74,920
Federal Agency Discount Notes	—	24,998	—	24,998
U.S. Treasury Bills	—	9,996	—	9,996
Repurchase Agreements	—	155,908	—	155,908
Currency Futures Contracts**	5,546	—	—	5,546
Currency Index Swap Agreements**	—	4,038	—	4,038
Total Assets	$350,340	$269,860	$—	$620,200

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$236,637	$402,280	$(425,000)	$386	$(2,131)	$212,172	8,548	$7,150	$116
Guggenheim Ultra Short Duration Fund[1]	187,101	636,699	(690,000)	(320)	(858)	132,622	13,315	6,535	158
	$423,738	$1,038,979	$(1,115,000)	$66	$(2,989)	$344,794		$13,685	$274

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $109,924)	$109,914
Investments in affiliated issuers, at value (cost $343,231)	344,794
Repurchase agreements, at value (cost $155,908)	155,908
Segregated cash with broker	1,605
Unrealized appreciation on swap agreements	4,038
Receivables:
Fund shares sold	15,652
Variation margin on futures contracts	1,820
Dividends	664
Swap settlement	604
Interest	81
Total assets	635,080

Liabilities:
Payable for:
Fund shares redeemed	49,537
Securities purchased	704
Management fees	436
Transfer agent and administrative fees	131
Investor service fees	131
Portfolio accounting fees	53
Trustees’ fees*	13
Miscellaneous	2,204
Total liabilities	53,209
Commitments and contingent liabilities (Note 13)	—
Net assets	$581,871

Net assets consist of:
Paid in capital	$1,984,227
Total distributable earnings (loss)	(1,402,356)
Net assets	$581,871
Capital shares outstanding	9,769
Net asset value per share	$59.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$13,685
Interest	5,187
Total investment income	18,872

Expenses:
Management fees	7,005
Investor service fees	1,946
Transfer agent and administrative fees	1,946
Portfolio accounting fees	779
Professional fees	726
Trustees’ fees*	223
Custodian fees	117
Line of credit fees	2
Miscellaneous	1,394
Total expenses	14,138
Less:
Expenses waived by Adviser	(38)
Net expenses	14,100
Net investment income	4,772

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	66
Distributions received from affiliated investment company shares	274
Swap agreements	(29,256)
Futures contracts	(91,226)
Net realized loss	(120,142)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(12)
Investments in affiliated issuers	(2,989)
Swap agreements	(2,002)
Futures contracts	(5,576)
Net change in unrealized appreciation (depreciation)	(10,579)
Net realized and unrealized loss	(130,721)
Net decrease in net assets resulting from operations	$(125,949)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,772	$(2,521)
Net realized loss on investments	(120,142)	(3,141)
Net change in unrealized appreciation (depreciation) on investments	(10,579)	25,310
Net increase (decrease) in net assets resulting from operations	(125,949)	19,648

Capital share transactions:
Proceeds from sale of shares	5,364,653	13,687,425
Cost of shares redeemed	(5,435,766)	(13,615,500)
Net increase (decrease) from capital share transactions	(71,113)	71,925
Net increase (decrease) in net assets	(197,062)	91,573

Net assets:
Beginning of year	778,933	687,360
End of year	$581,871	$778,933

Capital share activity:
Shares sold	83,147	221,937
Shares redeemed	(84,935)	(222,548)
Net decrease in shares	(1,788)	(611)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$67.40	$56.49	$61.90	$74.41	$95.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(.14)	(.11)	(.80)	(1.28)
Net gain (loss) on investments (realized and unrealized)	(8.24)	11.05	(5.30)	(11.71)	(19.61)
Total from investment operations	(7.84)	10.91	(5.41)	(12.51)	(20.89)
Net asset value, end of period	$59.56	$67.40	$56.49	$61.90	$74.41

Total Return[b]	(11.63%)	19.31%	(8.71%)	(16.83%)	(21.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$582	$779	$687	$1,297	$1,209
Ratios to average net assets:
Net investment income (loss)	0.61%	(0.22%)	(0.63%)	(1.22%)	(1.44%)
Total expenses[c]	1.82%	1.80%	1.76%	1.71%	1.76%
Net expenses[d]	1.81%	1.80%	1.76%	1.71%	1.76%
Portfolio turnover rate	213%	367%	250%	232%	108%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days

THE RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

86 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase

THE RYDEX FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,641,289	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	11,429,600	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,698,173	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,185,534

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$854,555	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	225,081

88 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2018
Europe 1.25x Strategy Fund	$—	$12,771	$—	$12,771
Japan 2x Strategy Fund	—	90,227	—	90,227
Weakening Dollar 2x Strategy Fund	—	5,546	4,038	9,584

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2018
Europe 1.25x Strategy Fund	$18,901	$—	$—	$18,901
Japan 2x Strategy Fund	160,756	—	—	160,756
Strengthening Dollar 2x Strategy Fund	—	42,298	9,676	51,974

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(387,950)	$(307,304)	$—	$(695,254)
Japan 2x Strategy Fund	(778,306)	337,653	—	(440,653)
Strengthening Dollar 2x Strategy Fund	—	282,196	12,411	294,607
Weakening Dollar 2x Strategy Fund	—	(91,226)	(29,256)	(120,482)

THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$19,192	$(37,128)	$—	$(17,936)
Japan 2x Strategy Fund	(296,855)	50,711	—	(246,144)
Strengthening Dollar 2x Strategy Fund	—	(6,819)	(5,896)	(12,715)
Weakening Dollar 2x Strategy Fund	—	(5,576)	(2,002)	(7,578)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$4,038	$—	$4,038	$—	$—	$4,038

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$9,676	$—	$9,676	$—	$—	$9,676

[1]	Exchange-traded futures are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange traded or centrally cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2018.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Japan 2x Strategy Fund	Goldman Sachs Group	Futures contracts	$2,295	$—
Weakening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures contracts	1,605	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018, the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund waived $179, $109, $274 and $38, respectively, related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Note
2.95%			1.13%
Due 01/02/19	$54,122,377	$54,131,247	06/30/21	$57,040,000	$55,203,996

			U.S. Treasury Bill
			0.00%
			01/03/19	900	900
				57,040,900	55,204,896

Barclays Capital			U.S. Treasury Note
2.93%			2.50%
Due 01/02/19	22,507,947	22,511,611	05/15/24	22,942,600	22,958,127

Bank of America Merrill Lynch			U.S. Treasury Strip
2.95%			0.00%
Due 01/02/19	15,005,298	15,007,757	08/15/31	22,092,096	15,305,404

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Growth Fund	$16,561	$(16,561)	$—	$15,915	$2,693	$18,608
S&P MidCap 400® Pure Value Fund	146,071	(146,071)	—	125,841	21,296	147,137
S&P SmallCap 600® Pure Growth Fund	56,122	(56,122)	—	50,084	8,476	58,560
S&P SmallCap 600® Pure Value Fund	76,068	(76,068)	—	72,895	12,336	85,231
Europe 1.25x Strategy Fund	3,663	(3,663)	—	3,246	549	3,795

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$2,314,070	$1,894,330	$4,208,400
S&P 500® Pure Value Fund	1,352,538	1,769,311	3,121,849
S&P MidCap 400® Pure Growth Fund	1,253,366	295,683	1,549,049
S&P MidCap 400® Pure Value Fund	389,206	1,523,738	1,912,944
S&P SmallCap 600® Pure Growth Fund	—	549,379	549,379
Europe 1.25x Strategy Fund	15,264	—	15,264
Japan 2x Strategy Fund	248,466	308,202	556,668

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$2,087,780	$2,087,780
S&P 500® Pure Value Fund	2,231,533	—	2,231,533
S&P MidCap 400® Pure Value Fund	2,789,318	148,611	2,937,929
S&P SmallCap 600® Pure Growth Fund	—	799,644	799,644
S&P SmallCap 600® Pure Value Fund	—	398,643	398,643
Europe 1.25x Strategy Fund	40,552	—	40,552
Strengthening Dollar 2x Strategy Fund	9,995	44,708	54,703

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
S&P 500® Pure Growth Fund	$—	$893,907	$4,027,150	$—	—	$4,921,057
S&P 500® Pure Value Fund	285,841	392,845	(2,698,936)	—	—	(2,020,250)
S&P MidCap 400® Pure Growth Fund	—	—	394,260	(970,497)	—	(576,237)
S&P MidCap 400® Pure Value Fund	—	—	(479,308)	(485,787)	—	(965,095)
S&P SmallCap 600® Pure Growth Fund	—	—	1,239,488	(1,657,272)	—	(417,784)
S&P SmallCap 600® Pure Value Fund	28,502	—	(1,544,442)	(2,195,918)	3,650	(3,708,208)
Europe 1.25x Strategy Fund	73,573	—	(120,267)	(1,514,670)	—	(1,561,364)
Japan 2x Strategy Fund	25,936	—	2,258	(2,154,629)	—	(2,126,435)
Strengthening Dollar 2x Strategy Fund	21,820	—	(8,156)	(1,017,373)	—	(1,003,709)
Weakening Dollar 2x Strategy Fund	4,772	—	1,242	(1,408,370)	—	(1,402,356)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
S&P MidCap 400® Pure Growth Fund	$(970,497)	$—	$(970,497)
S&P MidCap 400® Pure Value Fund	(374,861)	(110,926)	(485,787)
S&P SmallCap 600® Pure Growth Fund	(1,657,272)	—	(1,657,272)
S&P SmallCap 600® Pure Value Fund	(1,803,392)	(392,526)	(2,195,918)
Europe 1.25x Strategy Fund	(964,978)	(549,692)	(1,514,670)
Japan 2x Strategy Fund	(865,390)	(1,289,239)	(2,154,629)
Strengthening Dollar 2x Strategy Fund	(409,333)	(608,040)	(1,017,373)
Weakening Dollar 2x Strategy Fund	(580,812)	(827,558)	(1,408,370)

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Europe 1.25x Strategy Fund	$1,734,902	$—	$1,734,902
Strengthening Dollar 2x Strategy Fund	—	281,051	281,051

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the expiration of capital loss carryforward amounts and the “mark-to-market” for certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
S&P 500® Pure Growth Fund	$568,292	$(568,292)
S&P 500® Pure Value Fund	831,721	(831,721)
S&P MidCap 400® Pure Growth Fund	(143,014)	143,014
S&P MidCap 400® Pure Value Fund	(2,158)	2,158
S&P SmallCap 600® Pure Growth Fund	(241,938)	241,938
S&P SmallCap 600® Pure Value Fund	(15,594)	15,594
Europe 1.25x Strategy Fund	(1,734,902)	1,734,902

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$37,910,312	$4,285,708	$(258,558)	$4,027,150
S&P 500® Pure Value Fund	35,899,355	26,320	(2,725,256)	(2,698,936)
S&P MidCap 400® Pure Growth Fund	13,791,440	792,065	(397,805)	394,260
S&P MidCap 400® Pure Value Fund	9,611,770	545,397	(1,024,705)	(479,308)
S&P SmallCap 600® Pure Growth Fund	15,790,171	1,419,148	(179,660)	1,239,488
S&P SmallCap 600® Pure Value Fund	10,069,151	50,416	(1,594,858)	(1,544,442)
Europe 1.25x Strategy Fund	2,855,850	—	(120,242)	(120,242)
Japan 2x Strategy Fund	2,204,334	117,895	(115,637)	2,258
Strengthening Dollar 2x Strategy Fund	3,296,270	93	(8,249)	(8,156)
Weakening Dollar 2x Strategy Fund	609,374	1,256	(14)	1,242

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$109,992,068	$119,995,841
S&P 500® Pure Value Fund	73,816,074	78,683,147
S&P MidCap 400® Pure Growth Fund	37,618,410	41,347,772
S&P MidCap 400® Pure Value Fund	18,526,137	24,526,206
S&P SmallCap 600® Pure Growth Fund	73,029,346	73,179,736
S&P SmallCap 600® Pure Value Fund	29,848,528	36,200,292
Europe 1.25x Strategy Fund	7,393,579	10,309,367
Japan 2x Strategy Fund	3,790,354	5,980,000
Strengthening Dollar 2x Strategy Fund	5,363,916	4,370,000
Weakening Dollar 2x Strategy Fund	1,038,978	1,115,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$23,199,269	$28,505,560	$(339,099)
S&P 500® Pure Value Fund	17,939,230	21,175,103	(362,884)
S&P MidCap 400® Pure Growth Fund	2,752,875	4,123,523	(369,749)
S&P MidCap 400® Pure Value Fund	2,305,626	3,385,614	(115,157)
S&P SmallCap 600® Pure Growth Fund	9,919,834	8,163,833	(312,085)
S&P SmallCap 600® Pure Value Fund	4,671,961	4,677,363	58,044
Europe 1.25x Strategy Fund	4,342,276	6,076,345	(63,870)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. The Funds did not have any borrowings outstanding under this agreement at December 31, 2018.

The average daily balances borrowed for the year ended December 31, 2018, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$4,460
S&P 500® Pure Value Fund	2,353
S&P MidCap 400® Pure Growth Fund	1,085
S&P MidCap 400® Pure Value Fund	290
S&P SmallCap 600® Pure Growth Fund	2,907
S&P SmallCap 600® Pure Value Fund	668
Europe 1.25x Strategy Fund	2,310
Japan 2x Strategy Fund	375
Strengthening Dollar 2x Strategy Fund	77
Weakening Dollar 2x Strategy Fund	68

THE RYDEX FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures nor did it impact the Funds’ net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

100 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2018, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Growth Fund	11.04%
S&P 500® Pure Value Fund	52.32%
S&P MidCap 400® Pure Growth Fund	9.81%
S&P MidCap 400® Pure Value Fund	51.87%

With respect to the taxable year ended December 31, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$1,894,330	$1,043,291
S&P 500® Pure Value Fund	1,769,311	820,481
S&P MidCap 400® Pure Growth Fund	295,683	—
S&P MidCap 400® Pure Value Fund	1,523,738	—
S&P SmallCap 600® Pure Growth Fund	549,379	—
Japan 2x Strategy Fund	308,202	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE RYDEX FUNDS ANNUAL REPORT | 101

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

102 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee, (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

104 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”),(2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

106 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 107

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

108 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2017 were $873,067 and $867,833, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2018 and December 31, 2017 were $304,132 and $277,916, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $304,132 and $277,916, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	3/8/2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	3/8/2019

*	Print the name and title of each signing officer under his or her signature.